REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
Metropolitan Life Separate Account UL
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2A as of December 31, 2023, the related statements of operations and changes in net assets for each of the three years in the period then ended, the financial highlights in Note 7 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2023, and the results of their operations and changes in their net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 22, 2024

We have served as the Separate Account's auditor since 1990.

This page is intentionally left blank.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	AB VPS Sustainable Global Thematic Division	American Funds® American High-Income Trust Division	American Funds® Global Small Capitalization Division	American Funds® Growth Division
Assets:
Investments at fair value	$635,460	$692,523	$73,276,691	$309,678,035
Due from Metropolitan Life Insurance Company	—	—	—	328
Total Assets	635,460	692,523	73,276,691	309,678,363
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—
Total Liabilities	—	—	—	—
Net Assets	$635,460	$692,523	$73,276,691	$309,678,363

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	American Funds® Growth-Income Division	American Funds® International Division	American Funds® The Bond Fund of America Division	American Funds® U.S. Government Securities Division	BHFTI AB Global Dynamic Allocation Division
Assets:
Investments at fair value	$151,789,013	$1,852,432	$7,009,998	$55,846	$82,416
Due from Metropolitan Life Insurance Company	110	—	—	—	—
Total Assets	151,789,123	1,852,432	7,009,998	55,846	82,416
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$151,789,123	$1,852,432	$7,009,998	$55,846	$82,416

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Balanced Allocation Division	BHFTI American Funds® Growth Allocation Division	BHFTI American Funds® Moderate Allocation Division	BHFTI BlackRock Global Tactical Strategies Division	BHFTI Brighthouse Asset Allocation 100 Division
Assets:
Investments at fair value	$1,778,218	$3,100,002	$2,069,460	$293,659	$31,238,851
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	1,778,218	3,100,002	2,069,460	293,659	31,238,851
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	3
Total Liabilities	—	—	—	—	3
Net Assets	$1,778,218	$3,100,002	$2,069,460	$293,659	$31,238,848

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI Brighthouse Balanced Plus Division	BHFTI Brighthouse Small Cap Value Division	BHFTI Brighthouse/ abrdn Emerging Markets Equity Division	BHFTI Brighthouse/ Templeton International Bond Division	BHFTI Brighthouse/ Wellington Large Cap Research Division
Assets:
Investments at fair value	$451,864	$1,335,008	$1,710,026	$331,563	$604,262,977
Due from Metropolitan Life Insurance Company	—	—	—	—	17
Total Assets	451,864	1,335,008	1,710,026	331,563	604,262,994
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$451,864	$1,335,008	$1,710,026	$331,563	$604,262,994

The accompanying notes are an integral part of these financial statements.

	BHFTI CBRE Global Real Estate Division	BHFTI Harris Oakmark International Division	BHFTI Invesco Balanced-Risk Allocation Division	BHFTI Invesco Global Equity Division	BHFTI Invesco Small Cap Growth Division
Assets:
Investments at fair value	$27,500,616	$40,259,132	$72,050	$68,309,982	$8,815,373
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	27,500,616	40,259,132	72,050	68,309,982	8,815,373
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	41
Total Liabilities	—	—	—	—	41
Net Assets	$27,500,616	$40,259,132	$72,050	$68,309,982	$8,815,332

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI JPMorgan Global Active Allocation Division	BHFTI JPMorgan Small Cap Value Division	BHFTI Loomis Sayles Global Allocation Division	BHFTI Loomis Sayles Growth Division	BHFTI MetLife Multi-Index Targeted Risk Division
Assets:
Investments at fair value	$180,173	$701,351	$397,793	$60,020,659	$207,433
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	180,173	701,351	397,793	60,020,659	207,433
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	1	—
Total Liabilities	—	—	—	1	—
Net Assets	$180,173	$701,351	$397,793	$60,020,658	$207,433

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Division	BHFTI Morgan Stanley Discovery Division	BHFTI PanAgora Global Diversified Risk Division	BHFTI PIMCO Inflation Protected Bond Division	BHFTI PIMCO Total Return Division
Assets:
Investments at fair value	$20,282,374	$327,902,469	$177,025	$9,633,908	$47,943,842
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	20,282,374	327,902,469	177,025	9,633,908	47,943,842
Liabilities:
Due to Metropolitan Life Insurance Company	1	1	—	5	—
Total Liabilities	1	1	—	5	—
Net Assets	$20,282,373	$327,902,468	$177,025	$9,633,903	$47,943,842

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTI Schroders Global Multi-Asset Division	BHFTI SSGA Growth and Income ETF Division	BHFTI SSGA Growth ETF Division	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division
Assets:
Investments at fair value	$152,260	$8,406,854	$8,562,046	$3,655,543	$48,021,108
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	152,260	8,406,854	8,562,046	3,655,543	48,021,108
Liabilities:
Due to Metropolitan Life Insurance Company	—	5	6	—	39
Total Liabilities	—	5	6	—	39
Net Assets	$152,260	$8,406,849	$8,562,040	$3,655,543	$48,021,069

The accompanying notes are an integral part of these financial statements.

	BHFTI Victory Sycamore Mid Cap Value Division	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division
Assets:
Investments at fair value	$116,181,303	$45,880,275	$66,143,839	$25,223,530	$23,782,443
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	116,181,303	45,880,275	66,143,839	25,223,530	23,782,443
Liabilities:
Due to Metropolitan Life Insurance Company	71	—	—	—	—
Total Liabilities	71	—	—	—	—
Net Assets	$116,181,232	$45,880,275	$66,143,839	$25,223,530	$23,782,443

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII Brighthouse Asset Allocation 20 Division	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division	BHFTII Brighthouse Asset Allocation 80 Division	BHFTII Brighthouse/Artisan Mid Cap Value Division
Assets:
Investments at fair value	$3,435,177	$10,465,369	$59,612,820	$116,834,374	$72,468,132
Due from Metropolitan Life Insurance Company	8	—	—	—	—
Total Assets	3,435,185	10,465,369	59,612,820	116,834,374	72,468,132
Liabilities:
Due to Metropolitan Life Insurance Company	—	4	29	7	301
Total Liabilities	—	4	29	7	301
Net Assets	$3,435,185	$10,465,365	$59,612,791	$116,834,367	$72,467,831

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Wellington Balanced Division	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division	BHFTII Jennison Growth Division	BHFTII Loomis Sayles Small Cap Core Division
Assets:
Investments at fair value	$350,011,157	$101,645,372	$286,178,087	$54,274,013	$28,865,660
Due from Metropolitan Life Insurance Company	—	—	1	—	—
Total Assets	350,011,157	101,645,372	286,178,088	54,274,013	28,865,660
Liabilities:
Due to Metropolitan Life Insurance Company	16	—	—	38	150
Total Liabilities	16	—	—	38	150
Net Assets	$350,011,141	$101,645,372	$286,178,088	$54,273,975	$28,865,510

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII Loomis Sayles Small Cap Growth Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division
Assets:
Investments at fair value	$14,221,423	$148,403,441	$120,873,717	$109,846,788	$91,170,955
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	14,221,423	148,403,441	120,873,717	109,846,788	91,170,955
Liabilities:
Due to Metropolitan Life Insurance Company	2	—	23	—	—
Total Liabilities	2	—	23	—	—
Net Assets	$14,221,421	$148,403,441	$120,873,694	$109,846,788	$91,170,955

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division	BHFTII Neuberger Berman Genesis Division	BHFTII T. Rowe Price Large Cap Growth Division
Assets:
Investments at fair value	$1,590,286,378	$10,885,489	$131,855,576	$143,062,419	$142,074,519
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	1,590,286,378	10,885,489	131,855,576	143,062,419	142,074,519
Liabilities:
Due to Metropolitan Life Insurance Company	38	22	—	—	—
Total Liabilities	38	22	—	—	—
Net Assets	$1,590,286,340	$10,885,467	$131,855,576	$143,062,419	$142,074,519

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII VanEck Global Natural Resources Division	BHFTII Western Asset Management Strategic Bond Opportunities Division	BHFTII Western Asset Management U.S. Government Division	Fidelity® VIP Asset Manager: Growth Division
Assets:
Investments at fair value	$146,336,492	$457,893	$46,427,186	$15,739,667	$2,432,442
Due from Metropolitan Life Insurance Company	—	—	—	1	—
Total Assets	146,336,492	457,893	46,427,186	15,739,668	2,432,442
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$146,336,492	$457,893	$46,427,186	$15,739,668	$2,432,442

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Contrafund® Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Freedom 2010 Division	Fidelity® VIP Freedom 2020 Division	Fidelity® VIP Freedom 2025 Division
Assets:
Investments at fair value	$4,579,006	$651,846	$158,655	$750,584	$672,306
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	4,579,006	651,846	158,655	750,584	672,306
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$4,579,006	$651,846	$158,655	$750,584	$672,306

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	Fidelity® VIP Freedom 2030 Division	Fidelity® VIP Freedom 2040 Division	Fidelity® VIP Freedom 2050 Division	Fidelity® VIP Government Money Market Division	Fidelity® VIP High Income Division
Assets:
Investments at fair value	$482,961	$522,329	$293,053	$6,488,430	$17,553
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	482,961	522,329	293,053	6,488,430	17,553
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	20	—	—
Total Liabilities	—	—	20	—	—
Net Assets	$482,961	$522,329	$293,033	$6,488,430	$17,553

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Investment Grade Bond Division	Fidelity® VIP Mid Cap Division	FTVIPT Franklin Income VIP Division	FTVIPT Franklin Mutual Global Discovery VIP Division	FTVIPT Franklin Mutual Shares VIP Division
Assets:
Investments at fair value	$1,034,160	$338,290	$8,316	$76,863	$82,574
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	1,034,160	338,290	8,316	76,863	82,574
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$1,034,160	$338,290	$8,316	$76,863	$82,574

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2023

	FTVIPT Templeton Foreign VIP Division	FTVIPT Templeton Global Bond VIP Division	Goldman Sachs Small Cap Equity Insights Division	Invesco V.I. Comstock Division	Invesco V.I. EQV International Equity Division
Assets:
Investments at fair value	$6,418,651	$1,055,509	$3,667	$139,573	$420,467
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	6,418,651	1,055,509	3,667	139,573	420,467
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$6,418,651	$1,055,509	$3,667	$139,573	$420,467

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Balanced Division	Janus Henderson Enterprise Division	Janus Henderson Forty Division	Janus Henderson Research Division	MFS® VIT Global Equity Division
Assets:
Investments at fair value	$1,606,109	$236,316	$725,663	$673,933	$107,956
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	1,606,109	236,316	725,663	673,933	107,956
Liabilities:
Due to Metropolitan Life Insurance Company	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets	$1,606,109	$236,316	$725,663	$673,933	$107,956

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2023

	MFS® VIT New Discovery Division	MFS® VIT II High Yield Division	Morgan Stanley VIF Emerging Markets Debt Division	Morgan Stanley VIF Emerging Markets Equity Division	PIMCO VIT All Asset Division
Assets:
Investments at fair value	$23,115	$170,286	$508,762	$4,518,054	$27,264
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	23,115	170,286	508,762	4,518,054	27,264
Liabilities:
Due to Metropolitan Life Insurance Company	—	1	—	—	—
Total Liabilities	—	1	—	—	—
Net Assets	$23,115	$170,285	$508,762	$4,518,054	$27,264

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT CommodityRealReturn® Strategy Division	PIMCO VIT Low Duration Division	Pioneer Mid Cap Value VCT Division	Royce Micro-Cap Division	Royce Small-Cap Division
Assets:
Investments at fair value	$16,485	$801,933	$21,696	$16,974	$18,180
Due from Metropolitan Life Insurance Company	—	—	—	—	—
Total Assets	16,485	801,933	21,696	16,974	18,180
Liabilities:
Due to Metropolitan Life Insurance Company	—	1	—	—	—
Total Liabilities	—	1	—	—	—
Net Assets	$16,485	$801,932	$21,696	$16,974	$18,180

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
For the years ended December 31, 2023, 2022 and 2021

	AB VPS Sustainable Global Thematic Division			American Funds® American High-Income Trust Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$175	$—	$—	$48,380	$55,273	$28,819
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	175	—	—	48,380	55,273	28,819
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	37,673	59,783	84,098	—	—	—
Realized gains (losses) on sale of investments	(6,723)	(9,209)	1,704	(11,020)	(4,118)	321
Net realized gains (losses)	30,950	50,574	85,802	(11,020)	(4,118)	321
Change in unrealized gains (losses) on investments	55,838	(252,999)	13,004	43,248	(120,523)	2,825
Net realized and changes in unrealized gains (losses) on investments	86,788	(202,425)	98,806	32,228	(124,641)	3,146
Net increase (decrease) in net assets resulting from operations	$86,963	$(202,425)	$98,806	$80,608	$(69,368)	$31,965

The accompanying notes are an integral part of these financial statements.

	American Funds® Global Small Capitalization Division
	2023	2022	2021
Investment Income:
Dividends	$182,050	$—	$—
Expenses:
Mortality and expense risk charges	75,371	79,546	111,675
Net investment income (loss)	106,679	(79,546)	(111,675)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	901,703	24,447,154	2,202,958
Realized gains (losses) on sale of investments	(1,077,890)	(240,602)	2,489,482
Net realized gains (losses)	(176,187)	24,206,552	4,692,440
Change in unrealized gains (losses) on investments	10,418,956	(52,190,705)	1,660,255
Net realized and changes in unrealized gains (losses) on investments	10,242,769	(27,984,153)	6,352,695
Net increase (decrease) in net assets resulting from operations	$10,349,448	$(28,063,699)	$6,241,020

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	American Funds® Growth Division			American Funds® Growth-Income Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$995,047	$875,598	$731,225	$1,907,914	$1,748,598	$1,715,449
Expenses:
Mortality and expense risk charges	234,779	240,577	297,098	126,564	125,958	142,145
Net investment income (loss)	760,268	635,021	434,127	1,781,350	1,622,640	1,573,304
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	15,479,651	39,365,636	42,795,355	7,311,703	13,499,470	1,490,438
Realized gains (losses) on sale of investments	3,221,151	3,284,883	11,188,301	1,870,774	1,739,733	3,439,613
Net realized gains (losses)	18,700,802	42,650,519	53,983,656	9,182,477	15,239,203	4,930,051
Change in unrealized gains (losses) on investments	69,205,509	(148,259,449)	11,657,903	21,230,124	(43,425,314)	25,918,314
Net realized and changes in unrealized gains (losses) on investments	87,906,311	(105,608,930)	65,641,559	30,412,601	(28,186,111)	30,848,365
Net increase (decrease) in net assets resulting from operations	$88,666,579	$(104,973,909)	$66,075,686	$32,193,951	$(26,563,471)	$32,421,669

The accompanying notes are an integral part of these financial statements.

	American Funds® International Division
	2023	2022	2021
Investment Income:
Dividends	$23,320	$31,957	$58,048
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	23,320	31,957	58,048
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	253,750	—
Realized gains (losses) on sale of investments	(29,185)	(10,305)	14,231
Net realized gains (losses)	(29,185)	243,445	14,231
Change in unrealized gains (losses) on investments	269,573	(738,762)	(105,442)
Net realized and changes in unrealized gains (losses) on investments	240,388	(495,317)	(91,211)
Net increase (decrease) in net assets resulting from operations	$263,708	$(463,360)	$(33,163)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	American Funds® The Bond Fund of America Division			American Funds® U.S. Government Securities Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$236,911	$208,327	$114,358	$2,031	$2,187	$811
Expenses:
Mortality and expense risk charges	7,963	8,305	9,117	—	—	—
Net investment income (loss)	228,948	200,022	105,241	2,031	2,187	811
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	84,867	307,195	—	—	5,488
Realized gains (losses) on sale of investments	(137,480)	(132,066)	29,503	(448)	(261)	(20)
Net realized gains (losses)	(137,480)	(47,199)	336,698	(448)	(261)	5,468
Change in unrealized gains (losses) on investments	230,378	(1,180,378)	(480,389)	44	(8,793)	(6,687)
Net realized and changes in unrealized gains (losses) on investments	92,898	(1,227,577)	(143,691)	(404)	(9,054)	(1,219)
Net increase (decrease) in net assets resulting from operations	$321,846	$(1,027,555)	$(38,450)	$1,627	$(6,867)	$(408)

The accompanying notes are an integral part of these financial statements.

	BHFTI AB Global Dynamic Allocation Division
	2023	2022	2021
Investment Income:
Dividends	$2,527	$4,115	$251
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	2,527	4,115	251
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	6,908	6,395
Realized gains (losses) on sale of investments	(4,338)	(2,670)	674
Net realized gains (losses)	(4,338)	4,238	7,069
Change in unrealized gains (losses) on investments	10,544	(31,162)	2,602
Net realized and changes in unrealized gains (losses) on investments	6,206	(26,924)	9,671
Net increase (decrease) in net assets resulting from operations	$8,733	$(22,809)	$9,922

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI American Funds® Balanced Allocation Division			BHFTI American Funds® Growth Allocation Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$42,691	$27,574	$23,221	$69,571	$41,254	$34,073
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	42,691	27,574	23,221	69,571	41,254	34,073
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	121,111	206,119	53,367	298,449	441,840	100,846
Realized gains (losses) on sale of investments	(13,814)	(3,884)	29,524	(47,967)	(10,196)	29,448
Net realized gains (losses)	107,297	202,235	82,891	250,482	431,644	130,294
Change in unrealized gains (losses) on investments	105,718	(526,661)	82,717	228,116	(1,096,716)	306,357
Net realized and changes in unrealized gains (losses) on investments	213,015	(324,426)	165,608	478,598	(665,072)	436,651
Net increase (decrease) in net assets resulting from operations	$255,706	$(296,852)	$188,829	$548,169	$(623,818)	$470,724

The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Moderate Allocation Division
	2023	2022	2021
Investment Income:
Dividends	$56,237	$37,848	$34,836
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	56,237	37,848	34,836
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	113,143	192,662	65,296
Realized gains (losses) on sale of investments	(12,679)	(15,973)	7,896
Net realized gains (losses)	100,464	176,689	73,192
Change in unrealized gains (losses) on investments	83,435	(515,528)	75,627
Net realized and changes in unrealized gains (losses) on investments	183,899	(338,839)	148,819
Net increase (decrease) in net assets resulting from operations	$240,136	$(300,991)	$183,655

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI BlackRock Global Tactical Strategies Division			BHFTI Brighthouse Asset Allocation 100 Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$9,537	$12,903	$10,075	$864,461	$467,816	$465,915
Expenses:
Mortality and expense risk charges	—	—	—	14,765	14,556	16,987
Net investment income (loss)	9,537	12,903	10,075	849,696	453,260	448,928
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	20,609	28,511	4,348,651	2,509,727	2,622,421
Realized gains (losses) on sale of investments	(6,154)	(53,169)	5,497	(305,088)	(24,857)	680,164
Net realized gains (losses)	(6,154)	(32,560)	34,008	4,043,563	2,484,870	3,302,585
Change in unrealized gains (losses) on investments	32,696	(92,825)	21,134	675,806	(10,016,419)	2,026,367
Net realized and changes in unrealized gains (losses) on investments	26,542	(125,385)	55,142	4,719,369	(7,531,549)	5,328,952
Net increase (decrease) in net assets resulting from operations	$36,079	$(112,482)	$65,217	$5,569,065	$(7,078,289)	$5,777,880

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Balanced Plus Division
	2023	2022	2021
Investment Income:
Dividends	$13,293	$10,810	$11,412
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	13,293	10,810	11,412
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	42,191	16,775
Realized gains (losses) on sale of investments	(8,148)	(6,016)	1,115
Net realized gains (losses)	(8,148)	36,175	17,890
Change in unrealized gains (losses) on investments	33,282	(161,614)	6,919
Net realized and changes in unrealized gains (losses) on investments	25,134	(125,439)	24,809
Net increase (decrease) in net assets resulting from operations	$38,427	$(114,629)	$36,221

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI Brighthouse Small Cap Value Division			BHFTI Brighthouse/abrdn Emerging Markets Equity Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$12,142	$7,649	$10,711	$19,029	$14,674	$5,628
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	12,142	7,649	10,711	19,029	14,674	5,628
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	102,415	214,689	579	—	241,811	—
Realized gains (losses) on sale of investments	(1,788)	295	2,928	(10,170)	(8,452)	40,249
Net realized gains (losses)	100,627	214,984	3,507	(10,170)	233,359	40,249
Change in unrealized gains (losses) on investments	51,185	(402,147)	318,052	95,541	(768,158)	(146,176)
Net realized and changes in unrealized gains (losses) on investments	151,812	(187,163)	321,559	85,371	(534,799)	(105,927)
Net increase (decrease) in net assets resulting from operations	$163,954	$(179,514)	$332,270	$104,400	$(520,125)	$(100,299)

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Templeton International Bond Division
	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	—	—	—
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(3,305)	(10,841)	(1,491)
Net realized gains (losses)	(3,305)	(10,841)	(1,491)
Change in unrealized gains (losses) on investments	14,996	(3,545)	(13,400)
Net realized and changes in unrealized gains (losses) on investments	11,691	(14,386)	(14,891)
Net increase (decrease) in net assets resulting from operations	$11,691	$(14,386)	$(14,891)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI Brighthouse/Wellington Large Cap Research Division			BHFTI CBRE Global Real Estate Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$4,596,606	$4,100,711	$5,425,132	$684,809	$1,203,980	$923,359
Expenses:
Mortality and expense risk charges	2,789,626	2,836,253	3,190,231	22,088	24,532	29,024
Net investment income (loss)	1,806,980	1,264,458	2,234,901	662,721	1,179,448	894,335
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	30,133,304	119,851,018	61,670,030	—	2,619,529	—
Realized gains (losses) on sale of investments	745,025	3,819,648	12,753,640	(237,751)	(10,693)	474,259
Net realized gains (losses)	30,878,329	123,670,666	74,423,670	(237,751)	2,608,836	474,259
Change in unrealized gains (losses) on investments	92,089,119	(254,155,225)	56,615,903	2,723,801	(11,912,020)	7,531,715
Net realized and changes in unrealized gains (losses) on investments	122,967,448	(130,484,559)	131,039,573	2,486,050	(9,303,184)	8,005,974
Net increase (decrease) in net assets resulting from operations	$124,774,428	$(129,220,101)	$133,274,474	$3,148,771	$(8,123,736)	$8,900,309

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Division
	2023	2022	2021
Investment Income:
Dividends	$825,876	$906,798	$378,177
Expenses:
Mortality and expense risk charges	46,361	44,351	55,275
Net investment income (loss)	779,515	862,447	322,902
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	2,002,137	—
Realized gains (losses) on sale of investments	(350,032)	(363,463)	391,341
Net realized gains (losses)	(350,032)	1,638,674	391,341
Change in unrealized gains (losses) on investments	6,255,947	(9,311,810)	2,895,287
Net realized and changes in unrealized gains (losses) on investments	5,905,915	(7,673,136)	3,286,628
Net increase (decrease) in net assets resulting from operations	$6,685,430	$(6,810,689)	$3,609,530

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI Invesco Balanced-Risk Allocation Division			BHFTI Invesco Global Equity Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$2,595	$4,889	$2,701	$228,348	$—	$102,667
Expenses:
Mortality and expense risk charges	—	—	—	155,724	156,962	210,936
Net investment income (loss)	2,595	4,889	2,701	72,624	(156,962)	(108,269)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	4,656	2,676	3,532,514	8,477,838	3,255,285
Realized gains (losses) on sale of investments	(2,774)	(422)	189	595,769	766,676	3,265,283
Net realized gains (losses)	(2,774)	4,234	2,865	4,128,283	9,244,514	6,520,568
Change in unrealized gains (losses) on investments	4,632	(19,689)	2,660	13,814,493	(34,670,658)	5,012,985
Net realized and changes in unrealized gains (losses) on investments	1,858	(15,455)	5,525	17,942,776	(25,426,144)	11,533,553
Net increase (decrease) in net assets resulting from operations	$4,453	$(10,566)	$8,226	$18,015,400	$(25,583,106)	$11,425,284

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Small Cap Growth Division
	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—
Expenses:
Mortality and expense risk charges	10,062	11,212	16,422
Net investment income (loss)	(10,062)	(11,212)	(16,422)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	2,819,236	2,330,241
Realized gains (losses) on sale of investments	(608,941)	(377,115)	390,164
Net realized gains (losses)	(608,941)	2,442,121	2,720,405
Change in unrealized gains (losses) on investments	1,609,356	(7,093,762)	(1,866,700)
Net realized and changes in unrealized gains (losses) on investments	1,000,415	(4,651,641)	853,705
Net increase (decrease) in net assets resulting from operations	$990,353	$(4,662,853)	$837,283
The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI JPMorgan Global Active Allocation Division			BHFTI JPMorgan Small Cap Value Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$3,062	$4,598	$1,074	$8,785	$7,799	$8,181
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	3,062	4,598	1,074	8,785	7,799	8,181
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	23,388	11,782	54,317	221,551	17,725
Realized gains (losses) on sale of investments	(3,892)	(1,097)	1,789	(12,792)	(1,329)	50,115
Net realized gains (losses)	(3,892)	22,291	13,571	41,525	220,222	67,840
Change in unrealized gains (losses) on investments	17,656	(65,711)	5,880	33,881	(326,690)	129,125
Net realized and changes in unrealized gains (losses) on investments	13,764	(43,420)	19,451	75,406	(106,468)	196,965
Net increase (decrease) in net assets resulting from operations	$16,826	$(38,822)	$20,525	$84,191	$(98,669)	$205,146

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Global Allocation Division
	2023	2022	2021
Investment Income:
Dividends	$—	$—	$4,713
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	—	—	4,713
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	14,194	48,196	43,687
Realized gains (losses) on sale of investments	(1,745)	(274)	38,790
Net realized gains (losses)	12,449	47,922	82,477
Change in unrealized gains (losses) on investments	62,269	(150,790)	(23,466)
Net realized and changes in unrealized gains (losses) on investments	74,718	(102,868)	59,011
Net increase (decrease) in net assets resulting from operations	$74,718	$(102,868)	$63,724

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI Loomis Sayles Growth Division			BHFTI MetLife Multi-Index Targeted Risk Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$115,550	$4,258	$3,579	$3,798
Expenses:
Mortality and expense risk charges	45,648	39,396	50,175	—	—	—
Net investment income (loss)	(45,648)	(39,396)	65,375	4,258	3,579	3,798
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,061,973	4,078,235	1,762,143	—	18,661	7,951
Realized gains (losses) on sale of investments	357,564	(66,183)	906,323	(1,375)	(5,869)	821
Net realized gains (losses)	3,419,537	4,012,052	2,668,466	(1,375)	12,792	8,772
Change in unrealized gains (losses) on investments	17,568,319	(20,403,597)	6,974,380	21,870	(65,780)	7,435
Net realized and changes in unrealized gains (losses) on investments	20,987,856	(16,391,545)	9,642,846	20,495	(52,988)	16,207
Net increase (decrease) in net assets resulting from operations	$20,942,208	$(16,430,941)	$9,708,221	$24,753	$(49,409)	$20,005

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Division
	2023	2022	2021
Investment Income:
Dividends	$324,321	$422,126	$278,094
Expenses:
Mortality and expense risk charges	16,116	16,527	20,214
Net investment income (loss)	308,205	405,599	257,880
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	376,989	1,446,611	913,077
Realized gains (losses) on sale of investments	80,901	(6,601)	503,341
Net realized gains (losses)	457,890	1,440,010	1,416,418
Change in unrealized gains (losses) on investments	1,779,141	(6,232,375)	1,126,705
Net realized and changes in unrealized gains (losses) on investments	2,237,031	(4,792,365)	2,543,123
Net increase (decrease) in net assets resulting from operations	$2,545,236	$(4,386,766)	$2,801,003

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI Morgan Stanley Discovery Division			BHFTI PanAgora Global Diversified Risk Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$13,250	$17,387	$—
Expenses:
Mortality and expense risk charges	824,614	1,071,989	2,377,645	—	—	—
Net investment income (loss)	(824,614)	(1,071,989)	(2,377,645)	13,250	17,387	—
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	141,771,781	367,030,776	—	11,388	64
Realized gains (losses) on sale of investments	(26,239,319)	(17,614,592)	26,060,316	(4,719)	(1,648)	10
Net realized gains (losses)	(26,239,319)	124,157,189	393,091,092	(4,719)	9,740	74
Change in unrealized gains (losses) on investments	124,449,759	(536,339,103)	(469,811,228)	(1,119)	(57,045)	(26)
Net realized and changes in unrealized gains (losses) on investments	98,210,440	(412,181,914)	(76,720,136)	(5,838)	(47,305)	48
Net increase (decrease) in net assets resulting from operations	$97,385,826	$(413,253,903)	$(79,097,781)	$7,412	$(29,918)	$48

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Inflation Protected Bond Division
	2023	2022	2021
Investment Income:
Dividends	$225,961	$691,624	$103,150
Expenses:
Mortality and expense risk charges	14,353	15,788	16,805
Net investment income (loss)	211,608	675,836	86,345
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(108,396)	(81,527)	86,320
Net realized gains (losses)	(108,396)	(81,527)	86,320
Change in unrealized gains (losses) on investments	229,395	(1,924,923)	411,083
Net realized and changes in unrealized gains (losses) on investments	120,999	(2,006,450)	497,403
Net increase (decrease) in net assets resulting from operations	$332,607	$(1,330,614)	$583,748

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI PIMCO Total Return Division			BHFTI Schroders Global Multi-Asset Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$1,469,022	$1,547,601	$1,050,706	$2,561	$1,829	$442
Expenses:
Mortality and expense risk charges	35,934	40,766	50,411	—	—	—
Net investment income (loss)	1,433,088	1,506,835	1,000,295	2,561	1,829	442
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	2,178,607	—	8,603	253
Realized gains (losses) on sale of investments	(715,193)	(590,794)	29,003	(310)	(1,043)	560
Net realized gains (losses)	(715,193)	(590,794)	2,207,610	(310)	7,560	813
Change in unrealized gains (losses) on investments	2,035,691	(8,806,008)	(3,833,399)	17,176	(39,968)	13,631
Net realized and changes in unrealized gains (losses) on investments	1,320,498	(9,396,802)	(1,625,789)	16,866	(32,408)	14,444
Net increase (decrease) in net assets resulting from operations	$2,753,586	$(7,889,967)	$(625,494)	$19,427	$(30,579)	$14,886

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth and Income ETF Division
	2023	2022	2021
Investment Income:
Dividends	$206,366	$271,164	$183,486
Expenses:
Mortality and expense risk charges	8,636	8,716	9,340
Net investment income (loss)	197,730	262,448	174,146
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	1,347,367	413,016
Realized gains (losses) on sale of investments	(134,654)	(10,313)	126,974
Net realized gains (losses)	(134,654)	1,337,054	539,990
Change in unrealized gains (losses) on investments	997,111	(3,035,257)	479,177
Net realized and changes in unrealized gains (losses) on investments	862,457	(1,698,203)	1,019,167
Net increase (decrease) in net assets resulting from operations	$1,060,187	$(1,435,755)	$1,193,313

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI SSGA Growth ETF Division			BHFTI T. Rowe Price Large Cap Value Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$168,682	$264,992	$155,639	$71,634	$66,039	$71,598
Expenses:
Mortality and expense risk charges	8,288	8,234	8,646	—	—	—
Net investment income (loss)	160,394	256,758	146,993	71,634	66,039	71,598
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	419,688	1,474,333	489,151	499,306	438,989	3,978
Realized gains (losses) on sale of investments	(276,515)	(41,687)	87,136	(2,454)	4,847	43,993
Net realized gains (losses)	143,173	1,432,646	576,287	496,852	443,836	47,971
Change in unrealized gains (losses) on investments	901,362	(3,262,842)	788,029	(233,257)	(694,411)	703,223
Net realized and changes in unrealized gains (losses) on investments	1,044,535	(1,830,196)	1,364,316	263,595	(250,575)	751,194
Net increase (decrease) in net assets resulting from operations	$1,204,929	$(1,573,438)	$1,511,309	$335,229	$(184,536)	$822,792

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Mid Cap Growth Division
	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—
Expenses:
Mortality and expense risk charges	58,697	59,600	73,173
Net investment income (loss)	(58,697)	(59,600)	(73,173)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,214,572	7,706,413	4,823,048
Realized gains (losses) on sale of investments	(428,920)	(257,519)	1,087,377
Net realized gains (losses)	1,785,652	7,448,894	5,910,425
Change in unrealized gains (losses) on investments	6,504,434	(20,260,558)	1,850,226
Net realized and changes in unrealized gains (losses) on investments	8,290,086	(12,811,664)	7,760,651
Net increase (decrease) in net assets resulting from operations	$8,231,389	$(12,871,264)	$7,687,478

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTI Victory Sycamore Mid Cap Value Division			BHFTII Baillie Gifford International Stock Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$1,824,255	$2,122,304	$1,486,014	$564,015	$498,850	$574,301
Expenses:
Mortality and expense risk charges	95,536	98,907	103,075	188,264	191,756	274,317
Net investment income (loss)	1,728,719	2,023,397	1,382,939	375,751	307,094	299,984
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	12,183,228	13,223,962	3,052,083	—	3,880,401	5,908,168
Realized gains (losses) on sale of investments	610,700	1,530,969	1,818,768	(558,301)	(312,395)	981,602
Net realized gains (losses)	12,793,928	14,754,931	4,870,851	(558,301)	3,568,006	6,889,770
Change in unrealized gains (losses) on investments	(3,706,209)	(20,038,123)	24,609,507	7,369,136	(20,556,457)	(7,825,840)
Net realized and changes in unrealized gains (losses) on investments	9,087,719	(5,283,192)	29,480,358	6,810,835	(16,988,451)	(936,070)
Net increase (decrease) in net assets resulting from operations	$10,816,438	$(3,259,795)	$30,863,297	$7,186,586	$(16,681,357)	$(636,086)

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Division
	2023	2022	2021
Investment Income:
Dividends	$2,032,053	$2,035,295	$2,269,852
Expenses:
Mortality and expense risk charges	206,254	225,956	263,221
Net investment income (loss)	1,825,799	1,809,339	2,006,631
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	83,354	1,612,711
Realized gains (losses) on sale of investments	(682,125)	(743,786)	167,345
Net realized gains (losses)	(682,125)	(660,432)	1,780,056
Change in unrealized gains (losses) on investments	2,338,747	(12,592,363)	(4,397,445)
Net realized and changes in unrealized gains (losses) on investments	1,656,622	(13,252,795)	(2,617,389)
Net increase (decrease) in net assets resulting from operations	$3,482,421	$(11,443,456)	$(610,758)

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII BlackRock Capital Appreciation Division			BHFTII BlackRock Ultra-Short Term Bond Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$8,786	$—	$—	$388,116	$—	$79,330
Expenses:
Mortality and expense risk charges	29,866	27,322	32,796	23,384	24,961	26,988
Net investment income (loss)	(21,080)	(27,322)	(32,796)	364,732	(24,961)	52,342
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	406,173	5,293,979	3,165,922	446	—	—
Realized gains (losses) on sale of investments	(355,527)	(307,253)	784,596	23,050	(7,828)	(35,468)
Net realized gains (losses)	50,646	4,986,726	3,950,518	23,496	(7,828)	(35,468)
Change in unrealized gains (losses) on investments	8,222,129	(15,099,533)	713,678	732,977	336,633	(89,871)
Net realized and changes in unrealized gains (losses) on investments	8,272,775	(10,112,807)	4,664,196	756,473	328,805	(125,339)
Net increase (decrease) in net assets resulting from operations	$8,251,695	$(10,140,129)	$4,631,400	$1,121,205	$303,844	$(72,997)

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 20 Division
	2023	2022	2021
Investment Income:
Dividends	$121,072	$116,742	$157,661
Expenses:
Mortality and expense risk charges	5,098	6,463	9,013
Net investment income (loss)	115,974	110,279	148,648
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	71,523	107,174	61,659
Realized gains (losses) on sale of investments	(75,236)	(92,141)	61,198
Net realized gains (losses)	(3,713)	15,033	122,857
Change in unrealized gains (losses) on investments	137,769	(671,321)	(87,582)
Net realized and changes in unrealized gains (losses) on investments	134,056	(656,288)	35,275
Net increase (decrease) in net assets resulting from operations	$250,030	$(546,009)	$183,923

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse Asset Allocation 40 Division			BHFTII Brighthouse Asset Allocation 60 Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$350,076	$288,533	$338,545	$1,881,603	$1,390,665	$1,505,134
Expenses:
Mortality and expense risk charges	13,852	15,138	17,919	77,493	79,578	91,658
Net investment income (loss)	336,224	273,395	320,626	1,804,110	1,311,087	1,413,476
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	493,090	555,229	414,922	4,561,287	4,369,459	3,355,143
Realized gains (losses) on sale of investments	(260,312)	(113,893)	79,360	(442,836)	(281,147)	447,015
Net realized gains (losses)	232,778	441,336	494,282	4,118,451	4,088,312	3,802,158
Change in unrealized gains (losses) on investments	407,929	(2,329,581)	35,271	1,364,351	(15,439,414)	1,508,580
Net realized and changes in unrealized gains (losses) on investments	640,707	(1,888,245)	529,553	5,482,802	(11,351,102)	5,310,738
Net increase (decrease) in net assets resulting from operations	$976,931	$(1,614,850)	$850,179	$7,286,912	$(10,040,015)	$6,724,214

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 80 Division
	2023	2022	2021
Investment Income:
Dividends	$3,726,901	$2,368,980	$2,499,977
Expenses:
Mortality and expense risk charges	102,128	102,445	116,714
Net investment income (loss)	3,624,773	2,266,535	2,383,263
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	13,179,041	10,651,368	8,582,666
Realized gains (losses) on sale of investments	(1,425,685)	64,750	1,489,416
Net realized gains (losses)	11,753,356	10,716,118	10,072,082
Change in unrealized gains (losses) on investments	2,667,347	(36,798,206)	5,588,656
Net realized and changes in unrealized gains (losses) on investments	14,420,703	(26,082,088)	15,660,738
Net increase (decrease) in net assets resulting from operations	$18,045,476	$(23,815,553)	$18,044,001

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse/Artisan Mid Cap Value Division			BHFTII Brighthouse/Wellington Balanced Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$569,173	$663,818	$694,726	$7,120,587	$5,917,327	$7,150,851
Expenses:
Mortality and expense risk charges	55,560	58,767	67,105	1,682,071	1,766,815	2,019,781
Net investment income (loss)	513,613	605,051	627,621	5,438,516	4,150,512	5,131,070
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	8,648,912	10,044,787	1,584,381	2,503,943	46,151,659	33,436,852
Realized gains (losses) on sale of investments	(36,838)	672,865	1,257,366	(1,046,634)	517,028	5,008,964
Net realized gains (losses)	8,612,074	10,717,652	2,841,747	1,457,309	46,668,687	38,445,816
Change in unrealized gains (losses) on investments	2,446,559	(21,045,564)	13,633,038	46,724,160	(120,706,380)	5,661,022
Net realized and changes in unrealized gains (losses) on investments	11,058,633	(10,327,912)	16,474,785	48,181,469	(74,037,693)	44,106,838
Net increase (decrease) in net assets resulting from operations	$11,572,246	$(9,722,861)	$17,102,406	$53,619,985	$(69,887,181)	$49,237,908

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Core Equity Opportunities Division
	2023	2022	2021
Investment Income:
Dividends	$1,400,983	$1,489,971	$1,445,942
Expenses:
Mortality and expense risk charges	67,092	71,675	75,094
Net investment income (loss)	1,333,891	1,418,296	1,370,848
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	10,342,743	18,337,046	5,279,880
Realized gains (losses) on sale of investments	(206,882)	765,654	1,336,655
Net realized gains (losses)	10,135,861	19,102,700	6,616,535
Change in unrealized gains (losses) on investments	(4,263,901)	(26,506,960)	14,772,340
Net realized and changes in unrealized gains (losses) on investments	5,871,960	(7,404,260)	21,388,875
Net increase (decrease) in net assets resulting from operations	$7,205,851	$(5,985,964)	$22,759,723

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII Frontier Mid Cap Growth Division			BHFTII Jennison Growth Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$—	$—	$—
Expenses:
Mortality and expense risk charges	1,802,565	1,935,629	2,514,460	36,540	36,477	47,471
Net investment income (loss)	(1,802,565)	(1,935,629)	(2,514,460)	(36,540)	(36,477)	(47,471)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	82,370,850	48,719,945	—	10,471,163	13,731,985
Realized gains (losses) on sale of investments	(3,560,436)	(662,263)	8,113,010	(625,927)	(552,206)	3,391,629
Net realized gains (losses)	(3,560,436)	81,708,587	56,832,955	(625,927)	9,918,957	17,123,614
Change in unrealized gains (losses) on investments	48,649,081	(187,292,218)	(6,118,297)	19,882,520	(34,198,376)	(6,638,182)
Net realized and changes in unrealized gains (losses) on investments	45,088,645	(105,583,631)	50,714,658	19,256,593	(24,279,419)	10,485,432
Net increase (decrease) in net assets resulting from operations	$43,286,080	$(107,519,260)	$48,200,198	$19,220,053	$(24,315,896)	$10,437,961

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Core Division
	2023	2022	2021
Investment Income:
Dividends	$52,566	$—	$26,040
Expenses:
Mortality and expense risk charges	26,373	27,059	31,363
Net investment income (loss)	26,193	(27,059)	(5,323)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,281,203	5,158,765	1,891,834
Realized gains (losses) on sale of investments	(146,106)	95	515,144
Net realized gains (losses)	1,135,097	5,158,860	2,406,978
Change in unrealized gains (losses) on investments	3,226,297	(10,113,360)	3,710,756
Net realized and changes in unrealized gains (losses) on investments	4,361,394	(4,954,500)	6,117,734
Net increase (decrease) in net assets resulting from operations	$4,387,587	$(4,981,559)	$6,112,411

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII Loomis Sayles Small Cap Growth Division			BHFTII MetLife Aggregate Bond Index Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$4,076,719	$4,165,512	$3,924,150
Expenses:
Mortality and expense risk charges	10,393	10,827	14,666	33,151	35,510	41,534
Net investment income (loss)	(10,393)	(10,827)	(14,666)	4,043,568	4,130,002	3,882,616
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	3,067,403	1,640,694	—	—	—
Realized gains (losses) on sale of investments	(139,943)	(149,873)	528,435	(2,061,924)	(1,795,568)	133,685
Net realized gains (losses)	(139,943)	2,917,530	2,169,129	(2,061,924)	(1,795,568)	133,685
Change in unrealized gains (losses) on investments	1,680,796	(7,099,693)	(421,818)	5,191,491	(23,899,451)	(6,996,622)
Net realized and changes in unrealized gains (losses) on investments	1,540,853	(4,182,163)	1,747,311	3,129,567	(25,695,019)	(6,862,937)
Net increase (decrease) in net assets resulting from operations	$1,530,460	$(4,192,990)	$1,732,645	$7,173,135	$(21,565,017)	$(2,980,321)

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Mid Cap Stock Index Division
	2023	2022	2021
Investment Income:
Dividends	$1,467,945	$1,299,104	$1,407,346
Expenses:
Mortality and expense risk charges	74,844	77,374	88,670
Net investment income (loss)	1,393,101	1,221,730	1,318,676
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,075,898	18,681,228	6,165,233
Realized gains (losses) on sale of investments	(74,648)	897,704	3,685,608
Net realized gains (losses)	7,001,250	19,578,932	9,850,841
Change in unrealized gains (losses) on investments	8,544,887	(38,563,519)	16,510,327
Net realized and changes in unrealized gains (losses) on investments	15,546,137	(18,984,587)	26,361,168
Net increase (decrease) in net assets resulting from operations	$16,939,238	$(17,762,857)	$27,679,844

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII MetLife MSCI EAFE® Index Division			BHFTII MetLife Russell 2000® Index Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$2,566,943	$3,750,308	$2,024,586	$1,101,917	$930,787	$1,045,599
Expenses:
Mortality and expense risk charges	39,730	38,690	45,301	52,398	57,145	69,009
Net investment income (loss)	2,527,213	3,711,618	1,979,285	1,049,519	873,642	976,590
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	2,644,726	—	1,448,529	15,364,360	5,261,059
Realized gains (losses) on sale of investments	1,161,300	488,336	1,567,680	(230,310)	325,223	3,350,941
Net realized gains (losses)	1,161,300	3,133,062	1,567,680	1,218,219	15,689,583	8,612,000
Change in unrealized gains (losses) on investments	13,229,814	(23,369,773)	7,727,026	11,056,087	(37,571,681)	4,071,944
Net realized and changes in unrealized gains (losses) on investments	14,391,114	(20,236,711)	9,294,706	12,274,306	(21,882,098)	12,683,944
Net increase (decrease) in net assets resulting from operations	$16,918,327	$(16,525,093)	$11,273,991	$13,323,825	$(21,008,456)	$13,660,534

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Division
	2023	2022	2021
Investment Income:
Dividends	$20,366,257	$18,662,595	$23,491,758
Expenses:
Mortality and expense risk charges	3,012,303	3,053,679	3,333,508
Net investment income (loss)	17,353,954	15,608,916	20,158,250
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	96,201,793	129,635,051	95,283,480
Realized gains (losses) on sale of investments	24,236,383	23,582,788	41,256,626
Net realized gains (losses)	120,438,176	153,217,839	136,540,106
Change in unrealized gains (losses) on investments	196,570,065	(481,618,289)	229,936,134
Net realized and changes in unrealized gains (losses) on investments	317,008,241	(328,400,450)	366,476,240
Net increase (decrease) in net assets resulting from operations	$334,362,195	$(312,791,534)	$386,634,490

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII MFS® Total Return Division			BHFTII MFS® Value Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$228,097	$185,788	$210,076	$2,353,435	$2,234,214	$2,165,550
Expenses:
Mortality and expense risk charges	9,287	9,906	11,026	99,796	105,336	112,530
Net investment income (loss)	218,810	175,882	199,050	2,253,639	2,128,878	2,053,020
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	535,736	1,008,693	676,114	14,871,348	18,539,537	1,422,852
Realized gains (losses) on sale of investments	(54,093)	4,753	227,017	(275,433)	861,664	2,411,579
Net realized gains (losses)	481,643	1,013,446	903,131	14,595,915	19,401,201	3,834,431
Change in unrealized gains (losses) on investments	337,017	(2,312,792)	399,170	(6,912,633)	(30,558,662)	25,108,361
Net realized and changes in unrealized gains (losses) on investments	818,660	(1,299,346)	1,302,301	7,683,282	(11,157,461)	28,942,792
Net increase (decrease) in net assets resulting from operations	$1,037,470	$(1,123,464)	$1,501,351	$9,936,921	$(9,028,583)	$30,995,812

The accompanying notes are an integral part of these financial statements.

	BHFTII Neuberger Berman Genesis Division
	2023	2022	2021
Investment Income:
Dividends	$174,621	$—	$123,838
Expenses:
Mortality and expense risk charges	107,718	111,888	131,958
Net investment income (loss)	66,903	(111,888)	(8,120)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	11,859,701	23,827,160	10,334,241
Realized gains (losses) on sale of investments	383,964	1,059,005	3,677,281
Net realized gains (losses)	12,243,665	24,886,165	14,011,522
Change in unrealized gains (losses) on investments	7,333,401	(57,421,782)	13,338,038
Net realized and changes in unrealized gains (losses) on investments	19,577,066	(32,535,617)	27,349,560
Net increase (decrease) in net assets resulting from operations	$19,643,969	$(32,647,505)	$27,341,440

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII T. Rowe Price Large Cap Growth Division			BHFTII T. Rowe Price Small Cap Growth Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—	$74,082	$297,132	$59,796
Expenses:
Mortality and expense risk charges	93,657	95,719	128,436	462,148	473,525	595,653
Net investment income (loss)	(93,657)	(95,719)	(128,436)	(388,066)	(176,393)	(535,857)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	25,492,790	18,113,168	3,237,379	25,148,731	17,855,186
Realized gains (losses) on sale of investments	(831,665)	(297,504)	4,151,718	(601,233)	74,646	3,927,740
Net realized gains (losses)	(831,665)	25,195,286	22,264,886	2,636,146	25,223,377	21,782,926
Change in unrealized gains (losses) on investments	47,786,640	(96,271,789)	8,318,298	24,029,801	(64,055,712)	(2,889,313)
Net realized and changes in unrealized gains (losses) on investments	46,954,975	(71,076,503)	30,583,184	26,665,947	(38,832,335)	18,893,613
Net increase (decrease) in net assets resulting from operations	$46,861,318	$(71,172,222)	$30,454,748	$26,277,881	$(39,008,728)	$18,357,756

The accompanying notes are an integral part of these financial statements.

	BHFTII VanEck Global Natural Resources Division
	2023	2022	2021
Investment Income:
Dividends	$12,190	$11,613	$5,007
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	12,190	11,613	5,007
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	17,458	45,101	15,225
Net realized gains (losses)	17,458	45,101	15,225
Change in unrealized gains (losses) on investments	(41,068)	(10,439)	44,125
Net realized and changes in unrealized gains (losses) on investments	(23,610)	34,662	59,350
Net increase (decrease) in net assets resulting from operations	$(11,420)	$46,275	$64,357

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	BHFTII Western Asset Management Strategic Bond Opportunities Division			BHFTII Western Asset Management U.S. Government Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$2,941,251	$2,913,498	$2,069,705	$366,079	$374,659	$511,884
Expenses:
Mortality and expense risk charges	59,850	66,460	78,102	18,330	18,354	18,877
Net investment income (loss)	2,881,401	2,847,038	1,991,603	347,749	356,305	493,007
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—	—
Realized gains (losses) on sale of investments	(616,372)	(475,552)	260,202	(261,962)	(335,381)	(11,455)
Net realized gains (losses)	(616,372)	(475,552)	260,202	(261,962)	(335,381)	(11,455)
Change in unrealized gains (losses) on investments	1,732,783	(11,619,678)	(782,637)	618,669	(1,670,214)	(797,080)
Net realized and changes in unrealized gains (losses) on investments	1,116,411	(12,095,230)	(522,435)	356,707	(2,005,595)	(808,535)
Net increase (decrease) in net assets resulting from operations	$3,997,812	$(9,248,192)	$1,469,168	$704,456	$(1,649,290)	$(315,528)

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Asset Manager: Growth Division
	2023	2022	2021
Investment Income:
Dividends	$40,027	$39,642	$34,631
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	40,027	39,642	34,631
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	148,921	36,892
Realized gains (losses) on sale of investments	12,006	18,407	35,380
Net realized gains (losses)	12,006	167,328	72,272
Change in unrealized gains (losses) on investments	289,426	(659,729)	223,941
Net realized and changes in unrealized gains (losses) on investments	301,432	(492,401)	296,213
Net increase (decrease) in net assets resulting from operations	$341,459	$(452,759)	$330,844

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	Fidelity® VIP Contrafund® Division			Fidelity® VIP Equity-Income Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$16,301	$16,346	$2,208	$11,451	$10,864	$9,295
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	16,301	16,346	2,208	11,451	10,864	9,295
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	147,531	195,808	595,164	18,136	20,080	50,593
Realized gains (losses) on sale of investments	60,828	81,344	74,174	(483)	(3,030)	192
Net realized gains (losses)	208,359	277,152	669,338	17,653	17,050	50,785
Change in unrealized gains (losses) on investments	955,029	(1,637,622)	481,333	33,190	(60,315)	1,237
Net realized and changes in unrealized gains (losses) on investments	1,163,388	(1,360,470)	1,150,671	50,843	(43,265)	52,022
Net increase (decrease) in net assets resulting from operations	$1,179,689	$(1,344,124)	$1,152,879	$62,294	$(32,401)	$61,317
The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2010 Division
	2023	2022	2021
Investment Income:
Dividends	$6,058	$3,450	$1,873
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	6,058	3,450	1,873
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	10,253	9,488	5,954
Realized gains (losses) on sale of investments	(4,148)	(1,938)	1,719
Net realized gains (losses)	6,105	7,550	7,673
Change in unrealized gains (losses) on investments	1,708	(35,001)	524
Net realized and changes in unrealized gains (losses) on investments	7,813	(27,451)	8,197
Net increase (decrease) in net assets resulting from operations	$13,871	$(24,001)	$10,070

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	Fidelity® VIP Freedom 2020 Division			Fidelity® VIP Freedom 2025 Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$22,951	$15,220	$8,783	$18,352	$12,684	$7,319
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	22,951	15,220	8,783	18,352	12,684	7,319
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,896	73,576	40,159	—	40,715	23,717
Realized gains (losses) on sale of investments	(6,899)	(12,407)	8,329	2,198	2,079	3,959
Net realized gains (losses)	(2,003)	61,169	48,488	2,198	42,794	27,676
Change in unrealized gains (losses) on investments	62,274	(207,090)	12,505	60,078	(172,305)	34,384
Net realized and changes in unrealized gains (losses) on investments	60,271	(145,921)	60,993	62,276	(129,511)	62,060
Net increase (decrease) in net assets resulting from operations	$83,222	$(130,701)	$69,776	$80,628	$(116,827)	$69,379

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2030 Division
	2023	2022	2021
Investment Income:
Dividends	$11,147	$8,244	$4,365
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	11,147	8,244	4,365
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	25,536	17,903
Realized gains (losses) on sale of investments	(11,253)	(13,071)	38,625
Net realized gains (losses)	(11,253)	12,465	56,528
Change in unrealized gains (losses) on investments	58,905	(95,126)	(7,649)
Net realized and changes in unrealized gains (losses) on investments	47,652	(82,661)	48,879
Net increase (decrease) in net assets resulting from operations	$58,799	$(74,417)	$53,244

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	Fidelity® VIP Freedom 2040 Division			Fidelity® VIP Freedom 2050 Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$7,669	$7,835	$4,555	$3,967	$3,876	$2,256
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	7,669	7,835	4,555	3,967	3,876	2,256
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,797	37,441	21,478	3,713	18,368	9,312
Realized gains (losses) on sale of investments	(1,344)	(6,516)	49,979	(1,949)	(6,100)	31,286
Net realized gains (losses)	5,453	30,925	71,457	1,764	12,268	40,598
Change in unrealized gains (losses) on investments	70,763	(131,477)	11,939	39,985	(61,890)	1,469
Net realized and changes in unrealized gains (losses) on investments	76,216	(100,552)	83,396	41,749	(49,622)	42,067
Net increase (decrease) in net assets resulting from operations	$83,885	$(92,717)	$87,951	$45,716	$(45,746)	$44,323

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Government Money Market Division
	2023	2022	2021
Investment Income:
Dividends	$318,534	$85,076	$519
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	318,534	85,076	519
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	—	—	—
Net realized gains (losses)	—	—	—
Change in unrealized gains (losses) on investments	—	—	—
Net realized and changes in unrealized gains (losses) on investments	—	—	—
Net increase (decrease) in net assets resulting from operations	$318,534	$85,076	$519

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	Fidelity® VIP High Income Division			Fidelity® VIP Investment Grade Bond Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$959	$857	$4,743	$26,007	$22,445	$18,182
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	959	857	4,743	26,007	22,445	18,182
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	52,677	20,540
Realized gains (losses) on sale of investments	(96)	(54)	(11,667)	(10,728)	(10,480)	526
Net realized gains (losses)	(96)	(54)	(11,667)	(10,728)	42,197	21,066
Change in unrealized gains (losses) on investments	806	(2,727)	13,393	43,728	(205,509)	(27,592)
Net realized and changes in unrealized gains (losses) on investments	710	(2,781)	1,726	33,000	(163,312)	(6,526)
Net increase (decrease) in net assets resulting from operations	$1,669	$(1,924)	$6,469	$59,007	$(140,867)	$11,656

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division
	2023	2022	2021
Investment Income:
Dividends	$1,232	$846	$1,230
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	1,232	846	1,230
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	9,162	21,267	55,978
Realized gains (losses) on sale of investments	147	259	5,577
Net realized gains (losses)	9,309	21,526	61,555
Change in unrealized gains (losses) on investments	33,376	(76,123)	11,950
Net realized and changes in unrealized gains (losses) on investments	42,685	(54,597)	73,505
Net increase (decrease) in net assets resulting from operations	$43,917	$(53,751)	$74,735

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	FTVIPT Franklin Income VIP Division			FTVIPT Franklin Mutual Global Discovery VIP Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$414	$412	$425	$2,742	$1,418	$2,717
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	414	412	425	2,742	1,418	2,717
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	501	167	—	5,967	8,477	—
Realized gains (losses) on sale of investments	(28)	20	135	(1,011)	(57)	12,416
Net realized gains (losses)	473	187	135	4,956	8,420	12,416
Change in unrealized gains (losses) on investments	(220)	(1,093)	961	11,252	(14,834)	84,002
Net realized and changes in unrealized gains (losses) on investments	253	(906)	1,096	16,208	(6,414)	96,418
Net increase (decrease) in net assets resulting from operations	$667	$(494)	$1,521	$18,950	$(4,996)	$99,135

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Mutual Shares VIP Division
	2023	2022	2021
Investment Income:
Dividends	$1,493	$1,623	$2,833
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	1,493	1,623	2,833
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,870	9,802	—
Realized gains (losses) on sale of investments	(6,061)	(385)	(9)
Net realized gains (losses)	809	9,417	(9)
Change in unrealized gains (losses) on investments	8,256	(18,112)	14,028
Net realized and changes in unrealized gains (losses) on investments	9,065	(8,695)	14,019
Net increase (decrease) in net assets resulting from operations	$10,558	$(7,072)	$16,852

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	FTVIPT Templeton Foreign VIP Division			FTVIPT Templeton Global Bond VIP Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$199,458	$178,136	$120,502	$—	$—	$—
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	199,458	178,136	120,502	—	—	—
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—	—
Realized gains (losses) on sale of investments	(64,565)	(16,737)	2,452	(9,405)	(24,349)	(5,752)
Net realized gains (losses)	(64,565)	(16,737)	2,452	(9,405)	(24,349)	(5,752)
Change in unrealized gains (losses) on investments	970,272	(591,489)	122,188	42,010	(28,050)	(47,292)
Net realized and changes in unrealized gains (losses) on investments	905,707	(608,226)	124,640	32,605	(52,399)	(53,044)
Net increase (decrease) in net assets resulting from operations	$1,105,165	$(430,090)	$245,142	$32,605	$(52,399)	$(53,044)

The accompanying notes are an integral part of these financial statements.

	Goldman Sachs Small Cap Equity Insights Division
	2023	2022	2021
Investment Income:
Dividends	$34	$38	$103
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	34	38	103
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	127	4,878
Realized gains (losses) on sale of investments	(50)	59	2,258
Net realized gains (losses)	(50)	186	7,136
Change in unrealized gains (losses) on investments	1,164	(4,151)	(1,923)
Net realized and changes in unrealized gains (losses) on investments	1,114	(3,965)	5,213
Net increase (decrease) in net assets resulting from operations	$1,148	$(3,927)	$5,316

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	Invesco V.I. Comstock Division			Invesco V.I. EQV International Equity Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$2,113	$1,228	$1,386	$797	$7,076	$6,245
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	2,113	1,228	1,386	797	7,076	6,245
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	15,218	2,801	—	298	45,133	32,980
Realized gains (losses) on sale of investments	1,625	449	129,400	(2,091)	(2,208)	4,862
Net realized gains (losses)	16,843	3,250	129,400	(1,793)	42,925	37,842
Change in unrealized gains (losses) on investments	(4,403)	(3,745)	25,084	67,689	(136,776)	(17,233)
Net realized and changes in unrealized gains (losses) on investments	12,440	(495)	154,484	65,896	(93,851)	20,609
Net increase (decrease) in net assets resulting from operations	$14,553	$733	$155,870	$66,693	$(86,775)	$26,854

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Balanced Division
	2023	2022	2021
Investment Income:
Dividends	$27,978	$17,550	$11,727
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	27,978	17,550	11,727
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	46,306	12,876
Realized gains (losses) on sale of investments	45,807	12,337	13,540
Net realized gains (losses)	45,807	58,643	26,416
Change in unrealized gains (losses) on investments	150,801	(385,654)	235,076
Net realized and changes in unrealized gains (losses) on investments	196,608	(327,011)	261,492
Net increase (decrease) in net assets resulting from operations	$224,586	$(309,461)	$273,219

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	Janus Henderson Enterprise Division			Janus Henderson Forty Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$193	$202	$769	$803	$304	$—
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	193	202	769	803	304	—
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	15,188	44,200	29,024	—	100,199	93,752
Realized gains (losses) on sale of investments	(1,994)	4,063	41,970	(1,625)	(1,415)	2,599
Net realized gains (losses)	13,194	48,263	70,994	(1,625)	98,784	96,351
Change in unrealized gains (losses) on investments	20,903	(97,297)	(19,152)	208,396	(370,338)	53,388
Net realized and changes in unrealized gains (losses) on investments	34,097	(49,034)	51,842	206,771	(271,554)	149,739
Net increase (decrease) in net assets resulting from operations	$34,290	$(48,832)	$52,611	$207,574	$(271,250)	$149,739

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Research Division
	2023	2022	2021
Investment Income:
Dividends	$829	$855	$623
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	829	855	623
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	94,501	31,284
Realized gains (losses) on sale of investments	1,053	1,132	2,151
Net realized gains (losses)	1,053	95,633	33,435
Change in unrealized gains (losses) on investments	202,141	(299,888)	81,603
Net realized and changes in unrealized gains (losses) on investments	203,194	(204,255)	115,038
Net increase (decrease) in net assets resulting from operations	$204,023	$(203,400)	$115,661

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	MFS® VIT Global Equity Division			MFS® VIT New Discovery Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$725	$303	$700	$—	$—	$—
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	725	303	700	—	—	—
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,416	13,761	9,716	—	8,576	6,270
Realized gains (losses) on sale of investments	(621)	40	296	(715)	(441)	571
Net realized gains (losses)	5,795	13,801	10,012	(715)	8,135	6,841
Change in unrealized gains (losses) on investments	10,742	(43,676)	12,859	3,680	(17,884)	(6,217)
Net realized and changes in unrealized gains (losses) on investments	16,537	(29,875)	22,871	2,965	(9,749)	624
Net increase (decrease) in net assets resulting from operations	$17,262	$(29,572)	$23,571	$2,965	$(9,749)	$624

The accompanying notes are an integral part of these financial statements.

	MFS® VIT II High Yield Division
	2023	2022	2021
Investment Income:
Dividends	$8,930	$8,586	$8,360
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	8,930	8,586	8,360
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(803)	(614)	(139)
Net realized gains (losses)	(803)	(614)	(139)
Change in unrealized gains (losses) on investments	10,928	(26,983)	(2,893)
Net realized and changes in unrealized gains (losses) on investments	10,125	(27,597)	(3,032)
Net increase (decrease) in net assets resulting from operations	$19,055	$(19,011)	$5,328

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	Morgan Stanley VIF Emerging Markets Debt Division			Morgan Stanley VIF Emerging Markets Equity Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$44,972	$40,256	$37,404	$69,083	$19,014	$47,349
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	44,972	40,256	37,404	69,083	19,014	47,349
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	74,780	459,248	—
Realized gains (losses) on sale of investments	(24,412)	(5,163)	(4,949)	(20,178)	(13,989)	81,302
Net realized gains (losses)	(24,412)	(5,163)	(4,949)	54,602	445,259	81,302
Change in unrealized gains (losses) on investments	36,878	(155,964)	(43,369)	359,111	(1,859,803)	293
Net realized and changes in unrealized gains (losses) on investments	12,466	(161,127)	(48,318)	413,713	(1,414,544)	81,595
Net increase (decrease) in net assets resulting from operations	$57,438	$(120,871)	$(10,914)	$482,796	$(1,395,530)	$128,944

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT All Asset Division
	2023	2022	2021
Investment Income:
Dividends	$779	$2,061	$3,073
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	779	2,061	3,073
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	2,149	—
Realized gains (losses) on sale of investments	(139)	(63)	40
Net realized gains (losses)	(139)	2,086	40
Change in unrealized gains (losses) on investments	1,420	(7,583)	938
Net realized and changes in unrealized gains (losses) on investments	1,281	(5,497)	978
Net increase (decrease) in net assets resulting from operations	$2,060	$(3,436)	$4,051

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)
For the years ended December 31, 2023, 2022 and 2021

	PIMCO VIT CommodityRealReturn® Strategy Division			PIMCO VIT Low Duration Division
	2023	2022	2021	2023	2022	2021
Investment Income:
Dividends	$5,613	$9,406	$1,611	$28,255	$13,453	$4,480
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	5,613	9,406	1,611	28,255	13,453	4,480
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	—	—	—
Realized gains (losses) on sale of investments	(4,359)	1,013	566	(1,636)	(1,029)	(62)
Net realized gains (losses)	(4,359)	1,013	566	(1,636)	(1,029)	(62)
Change in unrealized gains (losses) on investments	(4,596)	(6,767)	8,452	11,642	(60,669)	(12,342)
Net realized and changes in unrealized gains (losses) on investments	(8,955)	(5,754)	9,018	10,006	(61,698)	(12,404)
Net increase (decrease) in net assets resulting from operations	$(3,342)	$3,652	$10,629	$38,261	$(48,245)	$(7,924)

The accompanying notes are an integral part of these financial statements.

	Pioneer Mid Cap Value VCT Division
	2023	2022	2021
Investment Income:
Dividends	$387	$391	$169
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	387	391	169
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,247	7,562	—
Realized gains (losses) on sale of investments	(39)	(9)	16
Net realized gains (losses)	2,208	7,553	16
Change in unrealized gains (losses) on investments	(203)	(9,059)	4,256
Net realized and changes in unrealized gains (losses) on investments	2,005	(1,506)	4,272
Net increase (decrease) in net assets resulting from operations	$2,392	$(1,115)	$4,441

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the years ended December 31, 2023, 2022 and 2021

	Royce Micro-Cap Division
	2023	2022	2021
Investment Income:
Dividends	$—	$—	$—
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	—	—	—
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	4,690	813
Realized gains (losses) on sale of investments	(24)	10	46
Net realized gains (losses)	(24)	4,700	859
Change in unrealized gains (losses) on investments	2,717	(8,906)	3,499
Net realized and changes in unrealized gains (losses) on investments	2,693	(4,206)	4,358
Net increase (decrease) in net assets resulting from operations	$2,693	$(4,206)	$4,358

The accompanying notes are an integral part of these financial statements.

	Royce Small-Cap Division
	2023	2022	2021
Investment Income:
Dividends	$139	$61	$241
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	139	61	241
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,447	275	—
Realized gains (losses) on sale of investments	41	(75)	44
Net realized gains (losses)	1,488	200	44
Change in unrealized gains (losses) on investments	2,183	(1,931)	3,763
Net realized and changes in unrealized gains (losses) on investments	3,671	(1,731)	3,807
Net increase (decrease) in net assets resulting from operations	$3,810	$(1,670)	$4,048

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2023, 2022 and 2021

	AB VPS Sustainable Global Thematic Division			American Funds® American High-Income Trust Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$175	$—	$—	$48,380	$55,273	$28,819
Net realized gains (losses)	30,950	50,574	85,802	(11,020)	(4,118)	321
Change in unrealized gains (losses) on investments	55,838	(252,999)	13,004	43,248	(120,523)	2,825
Net increase (decrease) in net assets resulting from operations	86,963	(202,425)	98,806	80,608	(69,368)	31,965
Policy Transactions:
Premium payments received from policy owners	4,119	29,019	16,933	4,441	27,750	15,664
Net transfers (including fixed account)	9,452	15,705	608,550	(29,534)	85,863	608,550
Policy charges	(10,924)	(10,402)	(7,651)	(13,274)	(16,514)	(7,295)
Transfers for policy benefits and terminations	(9,358)	(21,105)	(17,659)	(37,955)	(24,278)	(12,616)
Net increase (decrease) in net assets resulting from policy transactions	(6,711)	13,217	600,173	(76,322)	72,821	604,303
Net increase (decrease) in net assets	80,252	(189,208)	698,979	4,286	3,453	636,268
Net Assets:
Beginning of year	555,208	744,416	45,437	688,237	684,784	48,516
End of year	$635,460	$555,208	$744,416	$692,523	$688,237	$684,784

The accompanying notes are an integral part of these financial statements.

	American Funds® Global Small Capitalization Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$106,679	$(79,546)	$(111,675)
Net realized gains (losses)	(176,187)	24,206,552	4,692,440
Change in unrealized gains (losses) on investments	10,418,956	(52,190,705)	1,660,255
Net increase (decrease) in net assets resulting from operations	10,349,448	(28,063,699)	6,241,020
Policy Transactions:
Premium payments received from policy owners	3,193,703	3,322,024	3,467,587
Net transfers (including fixed account)	(590,921)	1,560,276	57,506
Policy charges	(2,826,127)	(2,862,035)	(3,181,486)
Transfers for policy benefits and terminations	(3,146,161)	(2,353,943)	(4,691,554)
Net increase (decrease) in net assets resulting from policy transactions	(3,369,506)	(333,678)	(4,347,947)
Net increase (decrease) in net assets	6,979,942	(28,397,377)	1,893,073
Net Assets:
Beginning of year	66,296,749	94,694,126	92,801,053
End of year	$73,276,691	$66,296,749	$94,694,126

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	American Funds® Growth Division			American Funds® Growth-Income Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$760,268	$635,021	$434,127	$1,781,350	$1,622,640	$1,573,304
Net realized gains (losses)	18,700,802	42,650,519	53,983,656	9,182,477	15,239,203	4,930,051
Change in unrealized gains (losses) on investments	69,205,509	(148,259,449)	11,657,903	21,230,124	(43,425,314)	25,918,314
Net increase (decrease) in net assets resulting from operations	88,666,579	(104,973,909)	66,075,686	32,193,951	(26,563,471)	32,421,669
Policy Transactions:
Premium payments received from policy owners	7,449,418	7,761,779	7,909,770	4,714,194	4,899,386	5,024,658
Net transfers (including fixed account)	(2,037,569)	1,661,977	(4,661,886)	(1,170,387)	(524,290)	(2,509,143)
Policy charges	(9,888,170)	(9,736,317)	(10,007,759)	(5,666,357)	(5,541,450)	(5,306,219)
Transfers for policy benefits and terminations	(12,714,018)	(10,837,316)	(16,434,259)	(6,847,736)	(5,584,723)	(6,724,478)
Net increase (decrease) in net assets resulting from policy transactions	(17,190,339)	(11,149,877)	(23,194,134)	(8,970,286)	(6,751,077)	(9,515,182)
Net increase (decrease) in net assets	71,476,240	(116,123,786)	42,881,552	23,223,665	(33,314,548)	22,906,487
Net Assets:
Beginning of year	238,202,123	354,325,909	311,444,357	128,565,458	161,880,006	138,973,519
End of year	$309,678,363	$238,202,123	$354,325,909	$151,789,123	$128,565,458	$161,880,006

The accompanying notes are an integral part of these financial statements.

	American Funds® International Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$23,320	$31,957	$58,048
Net realized gains (losses)	(29,185)	243,445	14,231
Change in unrealized gains (losses) on investments	269,573	(738,762)	(105,442)
Net increase (decrease) in net assets resulting from operations	263,708	(463,360)	(33,163)
Policy Transactions:
Premium payments received from policy owners	4,496	14,922	3,435
Net transfers (including fixed account)	(67,591)	18,524	100,782
Policy charges	(59,813)	(60,408)	(64,688)
Transfers for policy benefits and terminations	(6,021)	(91,928)	(26,969)
Net increase (decrease) in net assets resulting from policy transactions	(128,929)	(118,890)	12,560
Net increase (decrease) in net assets	134,779	(582,250)	(20,603)
Net Assets:
Beginning of year	1,717,653	2,299,903	2,320,506
End of year	$1,852,432	$1,717,653	$2,299,903

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	American Funds® The Bond Fund of America Division			American Funds® U.S. Government Securities Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$228,948	$200,022	$105,241	$2,031	$2,187	$811
Net realized gains (losses)	(137,480)	(47,199)	336,698	(448)	(261)	5,468
Change in unrealized gains (losses) on investments	230,378	(1,180,378)	(480,389)	44	(8,793)	(6,687)
Net increase (decrease) in net assets resulting from operations	321,846	(1,027,555)	(38,450)	1,627	(6,867)	(408)
Policy Transactions:
Premium payments received from policy owners	409,531	418,908	432,527	1,295	1,295	—
Net transfers (including fixed account)	497,639	(108,060)	705,068	1	1	—
Policy charges	(350,370)	(347,318)	(312,504)	(1,926)	(1,884)	(1,719)
Transfers for policy benefits and terminations	(530,461)	(479,725)	(484,591)	—	—	—
Net increase (decrease) in net assets resulting from policy transactions	26,339	(516,195)	340,500	(630)	(588)	(1,719)
Net increase (decrease) in net assets	348,185	(1,543,750)	302,050	997	(7,455)	(2,127)
Net Assets:
Beginning of year	6,661,813	8,205,563	7,903,513	54,849	62,304	64,431
End of year	$7,009,998	$6,661,813	$8,205,563	$55,846	$54,849	$62,304

The accompanying notes are an integral part of these financial statements.

	BHFTI AB Global Dynamic Allocation Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,527	$4,115	$251
Net realized gains (losses)	(4,338)	4,238	7,069
Change in unrealized gains (losses) on investments	10,544	(31,162)	2,602
Net increase (decrease) in net assets resulting from operations	8,733	(22,809)	9,922
Policy Transactions:
Premium payments received from policy owners	8,680	9,539	9,953
Net transfers (including fixed account)	3,737	(1,865)	3,172
Policy charges	(4,835)	(6,109)	(6,862)
Transfers for policy benefits and terminations	(16,402)	(9,966)	(7,262)
Net increase (decrease) in net assets resulting from policy transactions	(8,820)	(8,401)	(999)
Net increase (decrease) in net assets	(87)	(31,210)	8,923
Net Assets:
Beginning of year	82,503	113,713	104,790
End of year	$82,416	$82,503	$113,713

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI American Funds® Balanced Allocation Division			BHFTI American Funds® Growth Allocation Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$42,691	$27,574	$23,221	$69,571	$41,254	$34,073
Net realized gains (losses)	107,297	202,235	82,891	250,482	431,644	130,294
Change in unrealized gains (losses) on investments	105,718	(526,661)	82,717	228,116	(1,096,716)	306,357
Net increase (decrease) in net assets resulting from operations	255,706	(296,852)	188,829	548,169	(623,818)	470,724
Policy Transactions:
Premium payments received from policy owners	108,617	107,256	122,099	206,080	174,081	201,398
Net transfers (including fixed account)	(38,367)	25,895	42,862	(8,412)	(2,812)	321,896
Policy charges	(63,682)	(66,051)	(63,291)	(113,390)	(117,530)	(120,757)
Transfers for policy benefits and terminations	(18,619)	(10,288)	(3,829)	(291,370)	(59,395)	(108,852)
Net increase (decrease) in net assets resulting from policy transactions	(12,051)	56,812	97,841	(207,092)	(5,656)	293,685
Net increase (decrease) in net assets	243,655	(240,040)	286,670	341,077	(629,474)	764,409
Net Assets:
Beginning of year	1,534,563	1,774,603	1,487,933	2,758,925	3,388,399	2,623,990
End of year	$1,778,218	$1,534,563	$1,774,603	$3,100,002	$2,758,925	$3,388,399
The accompanying notes are an integral part of these financial statements.

	BHFTI American Funds® Moderate Allocation Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$56,237	$37,848	$34,836
Net realized gains (losses)	100,464	176,689	73,192
Change in unrealized gains (losses) on investments	83,435	(515,528)	75,627
Net increase (decrease) in net assets resulting from operations	240,136	(300,991)	183,655
Policy Transactions:
Premium payments received from policy owners	192,845	200,297	239,014
Net transfers (including fixed account)	(302)	(42,079)	297
Policy charges	(102,691)	(106,181)	(107,608)
Transfers for policy benefits and terminations	(38,399)	(31,965)	(58,758)
Net increase (decrease) in net assets resulting from policy transactions	51,453	20,072	72,945
Net increase (decrease) in net assets	291,589	(280,919)	256,600
Net Assets:
Beginning of year	1,777,871	2,058,790	1,802,190
End of year	$2,069,460	$1,777,871	$2,058,790

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI BlackRock Global Tactical Strategies Division			BHFTI Brighthouse Asset Allocation 100 Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$9,537	$12,903	$10,075	$849,696	$453,260	$448,928
Net realized gains (losses)	(6,154)	(32,560)	34,008	4,043,563	2,484,870	3,302,585
Change in unrealized gains (losses) on investments	32,696	(92,825)	21,134	675,806	(10,016,419)	2,026,367
Net increase (decrease) in net assets resulting from operations	36,079	(112,482)	65,217	5,569,065	(7,078,289)	5,777,880
Policy Transactions:
Premium payments received from policy owners	28,563	55,196	76,087	1,485,774	1,517,484	1,612,893
Net transfers (including fixed account)	9,965	(4,168)	10,497	(618,919)	(2,000,106)	1,895,040
Policy charges	(16,404)	(18,927)	(23,226)	(926,791)	(961,021)	(1,014,376)
Transfers for policy benefits and terminations	(37,048)	(265,246)	(165,149)	(1,122,531)	(1,161,537)	(1,580,892)
Net increase (decrease) in net assets resulting from policy transactions	(14,924)	(233,145)	(101,791)	(1,182,467)	(2,605,180)	912,665
Net increase (decrease) in net assets	21,155	(345,627)	(36,574)	4,386,598	(9,683,469)	6,690,545
Net Assets:
Beginning of year	272,504	618,131	654,705	26,852,250	36,535,719	29,845,174
End of year	$293,659	$272,504	$618,131	$31,238,848	$26,852,250	$36,535,719

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse Balanced Plus Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$13,293	$10,810	$11,412
Net realized gains (losses)	(8,148)	36,175	17,890
Change in unrealized gains (losses) on investments	33,282	(161,614)	6,919
Net increase (decrease) in net assets resulting from operations	38,427	(114,629)	36,221
Policy Transactions:
Premium payments received from policy owners	46,882	53,264	54,207
Net transfers (including fixed account)	2,097	(11,897)	3,956
Policy charges	(28,689)	(34,202)	(38,201)
Transfers for policy benefits and terminations	(13,868)	(11,535)	—
Net increase (decrease) in net assets resulting from policy transactions	6,422	(4,370)	19,962
Net increase (decrease) in net assets	44,849	(118,999)	56,183
Net Assets:
Beginning of year	407,015	526,014	469,831
End of year	$451,864	$407,015	$526,014

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Brighthouse Small Cap Value Division			BHFTI Brighthouse/abrdn Emerging Markets Equity Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$12,142	$7,649	$10,711	$19,029	$14,674	$5,628
Net realized gains (losses)	100,627	214,984	3,507	(10,170)	233,359	40,249
Change in unrealized gains (losses) on investments	51,185	(402,147)	318,052	95,541	(768,158)	(146,176)
Net increase (decrease) in net assets resulting from operations	163,954	(179,514)	332,270	104,400	(520,125)	(100,299)
Policy Transactions:
Premium payments received from policy owners	3,992	31,742	26,221	48,183	102,347	76,478
Net transfers (including fixed account)	—	—	(226)	23,302	86,363	35,236
Policy charges	(20,878)	(19,868)	(17,171)	(32,640)	(34,798)	(41,350)
Transfers for policy benefits and terminations	—	(28,513)	(6)	(20,258)	(23,973)	(11,842)
Net increase (decrease) in net assets resulting from policy transactions	(16,886)	(16,639)	8,818	18,587	129,939	58,522
Net increase (decrease) in net assets	147,068	(196,153)	341,088	122,987	(390,186)	(41,777)
Net Assets:
Beginning of year	1,187,940	1,384,093	1,043,005	1,587,039	1,977,225	2,019,002
End of year	$1,335,008	$1,187,940	$1,384,093	$1,710,026	$1,587,039	$1,977,225

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Templeton International Bond Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$—	$—
Net realized gains (losses)	(3,305)	(10,841)	(1,491)
Change in unrealized gains (losses) on investments	14,996	(3,545)	(13,400)
Net increase (decrease) in net assets resulting from operations	11,691	(14,386)	(14,891)
Policy Transactions:
Premium payments received from policy owners	30,491	34,799	36,064
Net transfers (including fixed account)	8,688	(33,363)	29,683
Policy charges	(15,047)	(16,622)	(16,645)
Transfers for policy benefits and terminations	(696)	(8,047)	(5,360)
Net increase (decrease) in net assets resulting from policy transactions	23,436	(23,233)	43,742
Net increase (decrease) in net assets	35,127	(37,619)	28,851
Net Assets:
Beginning of year	296,436	334,055	305,204
End of year	$331,563	$296,436	$334,055

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Brighthouse/Wellington Large Cap Research Division			BHFTI CBRE Global Real Estate Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,806,980	$1,264,458	$2,234,901	$662,721	$1,179,448	$894,335
Net realized gains (losses)	30,878,329	123,670,666	74,423,670	(237,751)	2,608,836	474,259
Change in unrealized gains (losses) on investments	92,089,119	(254,155,225)	56,615,903	2,723,801	(11,912,020)	7,531,715
Net increase (decrease) in net assets resulting from operations	124,774,428	(129,220,101)	133,274,474	3,148,771	(8,123,736)	8,900,309
Policy Transactions:
Premium payments received from policy owners	18,695,688	19,814,192	20,356,047	1,341,368	1,442,369	1,492,784
Net transfers (including fixed account)	(1,485,626)	(2,339,731)	(4,852,960)	665,806	284,570	(1,109,763)
Policy charges	(25,794,166)	(25,708,796)	(23,463,562)	(1,095,722)	(1,157,805)	(1,111,861)
Transfers for policy benefits and terminations	(25,921,385)	(23,223,558)	(28,262,125)	(1,199,924)	(981,531)	(1,411,859)
Net increase (decrease) in net assets resulting from policy transactions	(34,505,489)	(31,457,893)	(36,222,600)	(288,472)	(412,397)	(2,140,699)
Net increase (decrease) in net assets	90,268,939	(160,677,994)	97,051,874	2,860,299	(8,536,133)	6,759,610
Net Assets:
Beginning of year	513,994,055	674,672,049	577,620,175	24,640,317	33,176,450	26,416,840
End of year	$604,262,994	$513,994,055	$674,672,049	$27,500,616	$24,640,317	$33,176,450

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$779,515	$862,447	$322,902
Net realized gains (losses)	(350,032)	1,638,674	391,341
Change in unrealized gains (losses) on investments	6,255,947	(9,311,810)	2,895,287
Net increase (decrease) in net assets resulting from operations	6,685,430	(6,810,689)	3,609,530
Policy Transactions:
Premium payments received from policy owners	1,835,863	1,886,153	2,006,696
Net transfers (including fixed account)	(1,514,406)	262,844	(499,391)
Policy charges	(1,588,164)	(1,515,126)	(1,551,357)
Transfers for policy benefits and terminations	(1,635,562)	(1,434,763)	(1,851,054)
Net increase (decrease) in net assets resulting from policy transactions	(2,902,269)	(800,892)	(1,895,106)
Net increase (decrease) in net assets	3,783,161	(7,611,581)	1,714,424
Net Assets:
Beginning of year	36,475,971	44,087,552	42,373,128
End of year	$40,259,132	$36,475,971	$44,087,552

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Invesco Balanced-Risk Allocation Division			BHFTI Invesco Global Equity Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,595	$4,889	$2,701	$72,624	$(156,962)	$(108,269)
Net realized gains (losses)	(2,774)	4,234	2,865	4,128,283	9,244,514	6,520,568
Change in unrealized gains (losses) on investments	4,632	(19,689)	2,660	13,814,493	(34,670,658)	5,012,985
Net increase (decrease) in net assets resulting from operations	4,453	(10,566)	8,226	18,015,400	(25,583,106)	11,425,284
Policy Transactions:
Premium payments received from policy owners	7,168	10,572	11,332	2,733,426	2,762,252	2,809,998
Net transfers (including fixed account)	1,049	(3,020)	1,280	(696,522)	613,956	(615,492)
Policy charges	(3,799)	(5,080)	(5,368)	(2,343,044)	(2,217,528)	(2,219,124)
Transfers for policy benefits and terminations	(11,204)	(15,834)	(1,126)	(3,032,453)	(2,939,293)	(4,017,655)
Net increase (decrease) in net assets resulting from policy transactions	(6,786)	(13,362)	6,118	(3,338,593)	(1,780,613)	(4,042,273)
Net increase (decrease) in net assets	(2,333)	(23,928)	14,344	14,676,807	(27,363,719)	7,383,011
Net Assets:
Beginning of year	74,383	98,311	83,967	53,633,175	80,996,894	73,613,883
End of year	$72,050	$74,383	$98,311	$68,309,982	$53,633,175	$80,996,894

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Small Cap Growth Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(10,062)	$(11,212)	$(16,422)
Net realized gains (losses)	(608,941)	2,442,121	2,720,405
Change in unrealized gains (losses) on investments	1,609,356	(7,093,762)	(1,866,700)
Net increase (decrease) in net assets resulting from operations	990,353	(4,662,853)	837,283
Policy Transactions:
Premium payments received from policy owners	342,648	371,773	375,966
Net transfers (including fixed account)	(339)	207,036	1,054,139
Policy charges	(323,813)	(337,079)	(370,752)
Transfers for policy benefits and terminations	(683,699)	(384,038)	(592,240)
Net increase (decrease) in net assets resulting from policy transactions	(665,203)	(142,308)	467,113
Net increase (decrease) in net assets	325,150	(4,805,161)	1,304,396
Net Assets:
Beginning of year	8,490,182	13,295,343	11,990,947
End of year	$8,815,332	$8,490,182	$13,295,343

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI JPMorgan Global Active Allocation Division			BHFTI JPMorgan Small Cap Value Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,062	$4,598	$1,074	$8,785	$7,799	$8,181
Net realized gains (losses)	(3,892)	22,291	13,571	41,525	220,222	67,840
Change in unrealized gains (losses) on investments	17,656	(65,711)	5,880	33,881	(326,690)	129,125
Net increase (decrease) in net assets resulting from operations	16,826	(38,822)	20,525	84,191	(98,669)	205,146
Policy Transactions:
Premium payments received from policy owners	13,916	17,138	18,765	26,553	29,562	30,216
Net transfers (including fixed account)	6,721	(1,649)	5,678	(5,983)	(20,823)	(25,696)
Policy charges	(11,556)	(12,395)	(12,941)	(33,029)	(34,659)	(32,553)
Transfers for policy benefits and terminations	(11,599)	(36,426)	(14)	(3,366)	(10,291)	(47,011)
Net increase (decrease) in net assets resulting from policy transactions	(2,518)	(33,332)	11,488	(15,825)	(36,211)	(75,044)
Net increase (decrease) in net assets	14,308	(72,154)	32,013	68,366	(134,880)	130,102
Net Assets:
Beginning of year	165,865	238,019	206,006	632,985	767,865	637,763
End of year	$180,173	$165,865	$238,019	$701,351	$632,985	$767,865

The accompanying notes are an integral part of these financial statements.

	BHFTI Loomis Sayles Global Allocation Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$—	$4,713
Net realized gains (losses)	12,449	47,922	82,477
Change in unrealized gains (losses) on investments	62,269	(150,790)	(23,466)
Net increase (decrease) in net assets resulting from operations	74,718	(102,868)	63,724
Policy Transactions:
Premium payments received from policy owners	29,374	32,702	39,197
Net transfers (including fixed account)	(6,202)	(12,835)	(122,831)
Policy charges	(16,990)	(18,514)	(23,818)
Transfers for policy benefits and terminations	(15,215)	(18,715)	(65,142)
Net increase (decrease) in net assets resulting from policy transactions	(9,033)	(17,362)	(172,594)
Net increase (decrease) in net assets	65,685	(120,230)	(108,870)
Net Assets:
Beginning of year	332,108	452,338	561,208
End of year	$397,793	$332,108	$452,338

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Loomis Sayles Growth Division			BHFTI MetLife Multi-Index Targeted Risk Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(45,648)	$(39,396)	$65,375	$4,258	$3,579	$3,798
Net realized gains (losses)	3,419,537	4,012,052	2,668,466	(1,375)	12,792	8,772
Change in unrealized gains (losses) on investments	17,568,319	(20,403,597)	6,974,380	21,870	(65,780)	7,435
Net increase (decrease) in net assets resulting from operations	20,942,208	(16,430,941)	9,708,221	24,753	(49,409)	20,005
Policy Transactions:
Premium payments received from policy owners	1,924,495	1,990,102	2,109,209	18,623	19,474	21,498
Net transfers (including fixed account)	406,893	(184,135)	(1,414,885)	2,436	(6,835)	(3,019)
Policy charges	(2,084,962)	(1,915,664)	(1,935,784)	(12,711)	(15,777)	(16,639)
Transfers for policy benefits and terminations	(2,515,779)	(1,635,777)	(2,532,484)	—	(2,106)	—
Net increase (decrease) in net assets resulting from policy transactions	(2,269,353)	(1,745,474)	(3,773,944)	8,348	(5,244)	1,840
Net increase (decrease) in net assets	18,672,855	(18,176,415)	5,934,277	33,101	(54,653)	21,845
Net Assets:
Beginning of year	41,347,803	59,524,218	53,589,941	174,332	228,985	207,140
End of year	$60,020,658	$41,347,803	$59,524,218	$207,433	$174,332	$228,985

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$308,205	$405,599	$257,880
Net realized gains (losses)	457,890	1,440,010	1,416,418
Change in unrealized gains (losses) on investments	1,779,141	(6,232,375)	1,126,705
Net increase (decrease) in net assets resulting from operations	2,545,236	(4,386,766)	2,801,003
Policy Transactions:
Premium payments received from policy owners	696,616	722,218	784,016
Net transfers (including fixed account)	(1,947,049)	194,333	(431,546)
Policy charges	(771,587)	(784,087)	(776,914)
Transfers for policy benefits and terminations	(675,698)	(434,155)	(801,362)
Net increase (decrease) in net assets resulting from policy transactions	(2,697,718)	(301,691)	(1,225,806)
Net increase (decrease) in net assets	(152,482)	(4,688,457)	1,575,197
Net Assets:
Beginning of year	20,434,855	25,123,312	23,548,115
End of year	$20,282,373	$20,434,855	$25,123,312

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Morgan Stanley Discovery Division			BHFTI PanAgora Global Diversified Risk Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(824,614)	$(1,071,989)	$(2,377,645)	$13,250	$17,387	$—
Net realized gains (losses)	(26,239,319)	124,157,189	393,091,092	(4,719)	9,740	74
Change in unrealized gains (losses) on investments	124,449,759	(536,339,103)	(469,811,228)	(1,119)	(57,045)	(26)
Net increase (decrease) in net assets resulting from operations	97,385,826	(413,253,903)	(79,097,781)	7,412	(29,918)	48
Policy Transactions:
Premium payments received from policy owners	13,980,907	14,410,259	15,086,301	18,842	12,379	451
Net transfers (including fixed account)	(624,508)	4,408,688	(1,930,172)	6,616	188,192	—
Policy charges	(13,378,146)	(14,530,062)	(19,849,981)	(8,041)	(6,000)	(149)
Transfers for policy benefits and terminations	(12,263,599)	(15,766,010)	(42,022,801)	(9,069)	(4,592)	(1)
Net increase (decrease) in net assets resulting from policy transactions	(12,285,346)	(11,477,125)	(48,716,653)	8,348	189,979	301
Net increase (decrease) in net assets	85,100,480	(424,731,028)	(127,814,434)	15,760	160,061	349
Net Assets:
Beginning of year	242,801,988	667,533,016	795,347,450	161,265	1,204	855
End of year	$327,902,468	$242,801,988	$667,533,016	$177,025	$161,265	$1,204

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Inflation Protected Bond Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$211,608	$675,836	$86,345
Net realized gains (losses)	(108,396)	(81,527)	86,320
Change in unrealized gains (losses) on investments	229,395	(1,924,923)	411,083
Net increase (decrease) in net assets resulting from operations	332,607	(1,330,614)	583,748
Policy Transactions:
Premium payments received from policy owners	551,598	575,515	634,964
Net transfers (including fixed account)	259,290	(275,594)	439,963
Policy charges	(527,846)	(534,398)	(480,776)
Transfers for policy benefits and terminations	(380,079)	(520,097)	(484,545)
Net increase (decrease) in net assets resulting from policy transactions	(97,037)	(754,574)	109,606
Net increase (decrease) in net assets	235,570	(2,085,188)	693,354
Net Assets:
Beginning of year	9,398,333	11,483,521	10,790,167
End of year	$9,633,903	$9,398,333	$11,483,521

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI PIMCO Total Return Division			BHFTI Schroders Global Multi-Asset Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,433,088	$1,506,835	$1,000,295	$2,561	$1,829	$442
Net realized gains (losses)	(715,193)	(590,794)	2,207,610	(310)	7,560	813
Change in unrealized gains (losses) on investments	2,035,691	(8,806,008)	(3,833,399)	17,176	(39,968)	13,631
Net increase (decrease) in net assets resulting from operations	2,753,586	(7,889,967)	(625,494)	19,427	(30,579)	14,886
Policy Transactions:
Premium payments received from policy owners	2,309,266	2,488,614	2,641,106	18,409	20,304	18,928
Net transfers (including fixed account)	2,293,390	(1,481,837)	4,399,072	778	193	548
Policy charges	(2,303,689)	(2,302,483)	(2,170,862)	(6,942)	(7,896)	(8,411)
Transfers for policy benefits and terminations	(1,858,522)	(1,688,095)	(1,997,978)	(16)	(10,040)	(3,826)
Net increase (decrease) in net assets resulting from policy transactions	440,445	(2,983,801)	2,871,338	12,229	2,561	7,239
Net increase (decrease) in net assets	3,194,031	(10,873,768)	2,245,844	31,656	(28,018)	22,125
Net Assets:
Beginning of year	44,749,811	55,623,579	53,377,735	120,604	148,622	126,497
End of year	$47,943,842	$44,749,811	$55,623,579	$152,260	$120,604	$148,622

The accompanying notes are an integral part of these financial statements.

	BHFTI SSGA Growth and Income ETF Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$197,730	$262,448	$174,146
Net realized gains (losses)	(134,654)	1,337,054	539,990
Change in unrealized gains (losses) on investments	997,111	(3,035,257)	479,177
Net increase (decrease) in net assets resulting from operations	1,060,187	(1,435,755)	1,193,313
Policy Transactions:
Premium payments received from policy owners	461,769	473,061	494,367
Net transfers (including fixed account)	5,613	(361,782)	(314,193)
Policy charges	(372,750)	(381,042)	(396,272)
Transfers for policy benefits and terminations	(545,122)	(382,493)	(46,016)
Net increase (decrease) in net assets resulting from policy transactions	(450,490)	(652,256)	(262,114)
Net increase (decrease) in net assets	609,697	(2,088,011)	931,199
Net Assets:
Beginning of year	7,797,152	9,885,163	8,953,964
End of year	$8,406,849	$7,797,152	$9,885,163

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI SSGA Growth ETF Division			BHFTI T. Rowe Price Large Cap Value Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$160,394	$256,758	$146,993	$71,634	$66,039	$71,598
Net realized gains (losses)	143,173	1,432,646	576,287	496,852	443,836	47,971
Change in unrealized gains (losses) on investments	901,362	(3,262,842)	788,029	(233,257)	(694,411)	703,223
Net increase (decrease) in net assets resulting from operations	1,204,929	(1,573,438)	1,511,309	335,229	(184,536)	822,792
Policy Transactions:
Premium payments received from policy owners	547,822	589,794	571,299	2,860	30,554	28,493
Net transfers (including fixed account)	1,681	32,308	50,372	—	—	(231,460)
Policy charges	(286,048)	(307,389)	(333,654)	(47,821)	(47,007)	(44,033)
Transfers for policy benefits and terminations	(1,265,937)	(440,627)	(332,062)	(194,521)	(25,196)	—
Net increase (decrease) in net assets resulting from policy transactions	(1,002,482)	(125,914)	(44,045)	(239,482)	(41,649)	(247,000)
Net increase (decrease) in net assets	202,447	(1,699,352)	1,467,264	95,747	(226,185)	575,792
Net Assets:
Beginning of year	8,359,593	10,058,945	8,591,681	3,559,796	3,785,981	3,210,189
End of year	$8,562,040	$8,359,593	$10,058,945	$3,655,543	$3,559,796	$3,785,981

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Mid Cap Growth Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(58,697)	$(59,600)	$(73,173)
Net realized gains (losses)	1,785,652	7,448,894	5,910,425
Change in unrealized gains (losses) on investments	6,504,434	(20,260,558)	1,850,226
Net increase (decrease) in net assets resulting from operations	8,231,389	(12,871,264)	7,687,478
Policy Transactions:
Premium payments received from policy owners	1,525,403	1,545,249	1,533,739
Net transfers (including fixed account)	(281,142)	(636,842)	25,348
Policy charges	(1,718,116)	(1,720,984)	(1,717,332)
Transfers for policy benefits and terminations	(2,121,474)	(1,666,019)	(2,710,301)
Net increase (decrease) in net assets resulting from policy transactions	(2,595,329)	(2,478,596)	(2,868,546)
Net increase (decrease) in net assets	5,636,060	(15,349,860)	4,818,932
Net Assets:
Beginning of year	42,385,009	57,734,869	52,915,937
End of year	$48,021,069	$42,385,009	$57,734,869

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTI Victory Sycamore Mid Cap Value Division			BHFTII Baillie Gifford International Stock Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,728,719	$2,023,397	$1,382,939	$375,751	$307,094	$299,984
Net realized gains (losses)	12,793,928	14,754,931	4,870,851	(558,301)	3,568,006	6,889,770
Change in unrealized gains (losses) on investments	(3,706,209)	(20,038,123)	24,609,507	7,369,136	(20,556,457)	(7,825,840)
Net increase (decrease) in net assets resulting from operations	10,816,438	(3,259,795)	30,863,297	7,186,586	(16,681,357)	(636,086)
Policy Transactions:
Premium payments received from policy owners	3,882,562	4,032,178	4,155,478	2,492,524	2,616,034	2,668,896
Net transfers (including fixed account)	(445,874)	(2,800,288)	(2,014,266)	(453,036)	510,192	661,018
Policy charges	(4,584,315)	(4,575,196)	(4,040,162)	(2,413,655)	(2,310,945)	(2,472,971)
Transfers for policy benefits and terminations	(5,052,927)	(4,629,661)	(4,483,171)	(1,662,636)	(1,585,618)	(2,422,069)
Net increase (decrease) in net assets resulting from policy transactions	(6,200,554)	(7,972,967)	(6,382,121)	(2,036,803)	(770,337)	(1,565,126)
Net increase (decrease) in net assets	4,615,884	(11,232,762)	24,481,176	5,149,783	(17,451,694)	(2,201,212)
Net Assets:
Beginning of year	111,565,348	122,798,110	98,316,934	40,730,492	58,182,186	60,383,398
End of year	$116,181,232	$111,565,348	$122,798,110	$45,880,275	$40,730,492	$58,182,186

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,825,799	$1,809,339	$2,006,631
Net realized gains (losses)	(682,125)	(660,432)	1,780,056
Change in unrealized gains (losses) on investments	2,338,747	(12,592,363)	(4,397,445)
Net increase (decrease) in net assets resulting from operations	3,482,421	(11,443,456)	(610,758)
Policy Transactions:
Premium payments received from policy owners	4,425,107	4,734,089	4,944,595
Net transfers (including fixed account)	541,707	(1,221,903)	(1,760,173)
Policy charges	(4,296,628)	(4,430,939)	(4,283,550)
Transfers for policy benefits and terminations	(2,584,731)	(3,999,845)	(2,897,959)
Net increase (decrease) in net assets resulting from policy transactions	(1,914,545)	(4,918,598)	(3,997,087)
Net increase (decrease) in net assets	1,567,876	(16,362,054)	(4,607,845)
Net Assets:
Beginning of year	64,575,963	80,938,017	85,545,862
End of year	$66,143,839	$64,575,963	$80,938,017

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII BlackRock Capital Appreciation Division			BHFTII BlackRock Ultra-Short Term Bond Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(21,080)	$(27,322)	$(32,796)	$364,732	$(24,961)	$52,342
Net realized gains (losses)	50,646	4,986,726	3,950,518	23,496	(7,828)	(35,468)
Change in unrealized gains (losses) on investments	8,222,129	(15,099,533)	713,678	732,977	336,633	(89,871)
Net increase (decrease) in net assets resulting from operations	8,251,695	(10,140,129)	4,631,400	1,121,205	303,844	(72,997)
Policy Transactions:
Premium payments received from policy owners	701,807	684,674	717,574	422,743	429,126	447,386
Net transfers (including fixed account)	1,443,909	617,914	1,061,640	592,833	(49,499)	(1,109,049)
Policy charges	(850,433)	(789,654)	(805,683)	(882,155)	(729,627)	(779,639)
Transfers for policy benefits and terminations	(874,306)	(587,133)	(1,084,359)	(321,318)	(688,289)	(448,039)
Net increase (decrease) in net assets resulting from policy transactions	420,977	(74,199)	(110,828)	(187,897)	(1,038,289)	(1,889,341)
Net increase (decrease) in net assets	8,672,672	(10,214,328)	4,520,572	933,308	(734,445)	(1,962,338)
Net Assets:
Beginning of year	16,550,858	26,765,186	22,244,614	22,849,135	23,583,580	25,545,918
End of year	$25,223,530	$16,550,858	$26,765,186	$23,782,443	$22,849,135	$23,583,580

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 20 Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$115,974	$110,279	$148,648
Net realized gains (losses)	(3,713)	15,033	122,857
Change in unrealized gains (losses) on investments	137,769	(671,321)	(87,582)
Net increase (decrease) in net assets resulting from operations	250,030	(546,009)	183,923
Policy Transactions:
Premium payments received from policy owners	325,229	347,452	402,525
Net transfers (including fixed account)	187,467	(504,169)	191,211
Policy charges	(409,369)	(436,883)	(459,964)
Transfers for policy benefits and terminations	(135,835)	(310,441)	(382,777)
Net increase (decrease) in net assets resulting from policy transactions	(32,508)	(904,041)	(249,005)
Net increase (decrease) in net assets	217,522	(1,450,050)	(65,082)
Net Assets:
Beginning of year	3,217,663	4,667,713	4,732,795
End of year	$3,435,185	$3,217,663	$4,667,713

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse Asset Allocation 40 Division			BHFTII Brighthouse Asset Allocation 60 Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$336,224	$273,395	$320,626	$1,804,110	$1,311,087	$1,413,476
Net realized gains (losses)	232,778	441,336	494,282	4,118,451	4,088,312	3,802,158
Change in unrealized gains (losses) on investments	407,929	(2,329,581)	35,271	1,364,351	(15,439,414)	1,508,580
Net increase (decrease) in net assets resulting from operations	976,931	(1,614,850)	850,179	7,286,912	(10,040,015)	6,724,214
Policy Transactions:
Premium payments received from policy owners	582,825	662,668	710,799	3,070,912	3,084,652	3,331,376
Net transfers (including fixed account)	438,217	6,772	10,424	246,533	190,974	(110,248)
Policy charges	(690,456)	(700,934)	(688,443)	(3,097,369)	(3,131,516)	(3,203,150)
Transfers for policy benefits and terminations	(472,631)	(437,132)	(829,219)	(1,718,763)	(2,419,566)	(2,231,846)
Net increase (decrease) in net assets resulting from policy transactions	(142,045)	(468,626)	(796,439)	(1,498,687)	(2,275,456)	(2,213,868)
Net increase (decrease) in net assets	834,886	(2,083,476)	53,740	5,788,225	(12,315,471)	4,510,346
Net Assets:
Beginning of year	9,630,479	11,713,955	11,660,215	53,824,566	66,140,037	61,629,691
End of year	$10,465,365	$9,630,479	$11,713,955	$59,612,791	$53,824,566	$66,140,037

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 80 Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,624,773	$2,266,535	$2,383,263
Net realized gains (losses)	11,753,356	10,716,118	10,072,082
Change in unrealized gains (losses) on investments	2,667,347	(36,798,206)	5,588,656
Net increase (decrease) in net assets resulting from operations	18,045,476	(23,815,553)	18,044,001
Policy Transactions:
Premium payments received from policy owners	5,660,062	5,844,213	6,419,558
Net transfers (including fixed account)	(1,146,699)	(530,467)	(79,626)
Policy charges	(4,715,485)	(4,761,507)	(4,897,568)
Transfers for policy benefits and terminations	(8,630,656)	(4,407,469)	(8,075,064)
Net increase (decrease) in net assets resulting from policy transactions	(8,832,778)	(3,855,230)	(6,632,700)
Net increase (decrease) in net assets	9,212,698	(27,670,783)	11,411,301
Net Assets:
Beginning of year	107,621,669	135,292,452	123,881,151
End of year	$116,834,367	$107,621,669	$135,292,452

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Brighthouse/Artisan Mid Cap Value Division			BHFTII Brighthouse/Wellington Balanced Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$513,613	$605,051	$627,621	$5,438,516	$4,150,512	$5,131,070
Net realized gains (losses)	8,612,074	10,717,652	2,841,747	1,457,309	46,668,687	38,445,816
Change in unrealized gains (losses) on investments	2,446,559	(21,045,564)	13,633,038	46,724,160	(120,706,380)	5,661,022
Net increase (decrease) in net assets resulting from operations	11,572,246	(9,722,861)	17,102,406	53,619,985	(69,887,181)	49,237,908
Policy Transactions:
Premium payments received from policy owners	2,831,724	2,972,191	3,101,820	15,668,056	17,144,290	17,170,980
Net transfers (including fixed account)	(572,670)	(1,419,670)	(676,330)	(848,895)	(485,258)	(1,212,756)
Policy charges	(2,971,475)	(2,969,845)	(2,778,406)	(19,853,104)	(19,973,672)	(19,012,591)
Transfers for policy benefits and terminations	(3,162,139)	(2,840,280)	(3,210,105)	(15,875,344)	(14,813,849)	(17,372,038)
Net increase (decrease) in net assets resulting from policy transactions	(3,874,560)	(4,257,604)	(3,563,021)	(20,909,287)	(18,128,489)	(20,426,405)
Net increase (decrease) in net assets	7,697,686	(13,980,465)	13,539,385	32,710,698	(88,015,670)	28,811,503
Net Assets:
Beginning of year	64,770,145	78,750,610	65,211,225	317,300,443	405,316,113	376,504,610
End of year	$72,467,831	$64,770,145	$78,750,610	$350,011,141	$317,300,443	$405,316,113
The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Core Equity Opportunities Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,333,891	$1,418,296	$1,370,848
Net realized gains (losses)	10,135,861	19,102,700	6,616,535
Change in unrealized gains (losses) on investments	(4,263,901)	(26,506,960)	14,772,340
Net increase (decrease) in net assets resulting from operations	7,205,851	(5,985,964)	22,759,723
Policy Transactions:
Premium payments received from policy owners	3,231,658	3,353,149	3,501,046
Net transfers (including fixed account)	(776,067)	(1,493,345)	(1,951,239)
Policy charges	(3,796,570)	(3,856,873)	(3,396,280)
Transfers for policy benefits and terminations	(4,433,293)	(4,836,781)	(3,832,009)
Net increase (decrease) in net assets resulting from policy transactions	(5,774,272)	(6,833,850)	(5,678,482)
Net increase (decrease) in net assets	1,431,579	(12,819,814)	17,081,241
Net Assets:
Beginning of year	100,213,793	113,033,607	95,952,366
End of year	$101,645,372	$100,213,793	$113,033,607

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Frontier Mid Cap Growth Division			BHFTII Jennison Growth Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,802,565)	$(1,935,629)	$(2,514,460)	$(36,540)	$(36,477)	$(47,471)
Net realized gains (losses)	(3,560,436)	81,708,587	56,832,955	(625,927)	9,918,957	17,123,614
Change in unrealized gains (losses) on investments	48,649,081	(187,292,218)	(6,118,297)	19,882,520	(34,198,376)	(6,638,182)
Net increase (decrease) in net assets resulting from operations	43,286,080	(107,519,260)	48,200,198	19,220,053	(24,315,896)	10,437,961
Policy Transactions:
Premium payments received from policy owners	9,477,984	10,055,198	10,353,447	1,259,700	1,326,973	1,322,387
Net transfers (including fixed account)	(1,294,777)	(314,312)	(1,850,279)	452,670	328,109	(7,632,261)
Policy charges	(12,554,827)	(12,631,087)	(12,369,367)	(1,750,587)	(1,649,456)	(1,724,938)
Transfers for policy benefits and terminations	(12,034,395)	(10,043,032)	(16,930,815)	(1,857,145)	(1,879,403)	(3,022,151)
Net increase (decrease) in net assets resulting from policy transactions	(16,406,015)	(12,933,233)	(20,797,014)	(1,895,362)	(1,873,777)	(11,056,963)
Net increase (decrease) in net assets	26,880,065	(120,452,493)	27,403,184	17,324,691	(26,189,673)	(619,002)
Net Assets:
Beginning of year	259,298,023	379,750,516	352,347,332	36,949,284	63,138,957	63,757,959
End of year	$286,178,088	$259,298,023	$379,750,516	$54,273,975	$36,949,284	$63,138,957

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Core Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$26,193	$(27,059)	$(5,323)
Net realized gains (losses)	1,135,097	5,158,860	2,406,978
Change in unrealized gains (losses) on investments	3,226,297	(10,113,360)	3,710,756
Net increase (decrease) in net assets resulting from operations	4,387,587	(4,981,559)	6,112,411
Policy Transactions:
Premium payments received from policy owners	871,773	899,777	997,473
Net transfers (including fixed account)	(359,788)	(467,202)	(582,057)
Policy charges	(1,034,794)	(1,041,299)	(1,008,986)
Transfers for policy benefits and terminations	(1,291,815)	(1,034,068)	(1,170,682)
Net increase (decrease) in net assets resulting from policy transactions	(1,814,624)	(1,642,792)	(1,764,252)
Net increase (decrease) in net assets	2,572,963	(6,624,351)	4,348,159
Net Assets:
Beginning of year	26,292,547	32,916,898	28,568,739
End of year	$28,865,510	$26,292,547	$32,916,898

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Loomis Sayles Small Cap Growth Division			BHFTII MetLife Aggregate Bond Index Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(10,393)	$(10,827)	$(14,666)	$4,043,568	$4,130,002	$3,882,616
Net realized gains (losses)	(139,943)	2,917,530	2,169,129	(2,061,924)	(1,795,568)	133,685
Change in unrealized gains (losses) on investments	1,680,796	(7,099,693)	(421,818)	5,191,491	(23,899,451)	(6,996,622)
Net increase (decrease) in net assets resulting from operations	1,530,460	(4,192,990)	1,732,645	7,173,135	(21,565,017)	(2,980,321)
Policy Transactions:
Premium payments received from policy owners	495,748	522,329	562,223	7,584,562	7,878,189	8,046,174
Net transfers (including fixed account)	(23,369)	(12,439)	26,577	11,354,459	(5,719,179)	19,618,331
Policy charges	(521,382)	(522,737)	(566,078)	(7,757,432)	(7,697,229)	(7,374,286)
Transfers for policy benefits and terminations	(449,396)	(961,029)	(1,256,918)	(5,702,042)	(4,728,573)	(5,480,468)
Net increase (decrease) in net assets resulting from policy transactions	(498,399)	(973,876)	(1,234,196)	5,479,547	(10,266,792)	14,809,751
Net increase (decrease) in net assets	1,032,061	(5,166,866)	498,449	12,652,682	(31,831,809)	11,829,430
Net Assets:
Beginning of year	13,189,360	18,356,226	17,857,777	135,750,759	167,582,568	155,753,138
End of year	$14,221,421	$13,189,360	$18,356,226	$148,403,441	$135,750,759	$167,582,568

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Mid Cap Stock Index Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,393,101	$1,221,730	$1,318,676
Net realized gains (losses)	7,001,250	19,578,932	9,850,841
Change in unrealized gains (losses) on investments	8,544,887	(38,563,519)	16,510,327
Net increase (decrease) in net assets resulting from operations	16,939,238	(17,762,857)	27,679,844
Policy Transactions:
Premium payments received from policy owners	3,977,142	4,057,210	4,434,629
Net transfers (including fixed account)	(1,769,962)	(1,651,848)	(4,062,150)
Policy charges	(4,546,086)	(4,538,396)	(4,424,851)
Transfers for policy benefits and terminations	(4,808,673)	(3,828,956)	(5,019,637)
Net increase (decrease) in net assets resulting from policy transactions	(7,147,579)	(5,961,990)	(9,072,009)
Net increase (decrease) in net assets	9,791,659	(23,724,847)	18,607,835
Net Assets:
Beginning of year	111,082,035	134,806,882	116,199,047
End of year	$120,873,694	$111,082,035	$134,806,882

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII MetLife MSCI EAFE® Index Division			BHFTII MetLife Russell 2000® Index Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,527,213	$3,711,618	$1,979,285	$1,049,519	$873,642	$976,590
Net realized gains (losses)	1,161,300	3,133,062	1,567,680	1,218,219	15,689,583	8,612,000
Change in unrealized gains (losses) on investments	13,229,814	(23,369,773)	7,727,026	11,056,087	(37,571,681)	4,071,944
Net increase (decrease) in net assets resulting from operations	16,918,327	(16,525,093)	11,273,991	13,323,825	(21,008,456)	13,660,534
Policy Transactions:
Premium payments received from policy owners	4,224,440	4,433,745	4,558,783	3,748,638	3,871,928	3,949,150
Net transfers (including fixed account)	(3,108,852)	2,219,386	5,304,485	1,234,833	(327,817)	813,853
Policy charges	(4,147,017)	(4,054,017)	(3,978,737)	(3,286,976)	(3,358,553)	(3,382,238)
Transfers for policy benefits and terminations	(4,753,291)	(3,464,648)	(5,042,285)	(4,305,796)	(3,678,451)	(5,431,388)
Net increase (decrease) in net assets resulting from policy transactions	(7,784,720)	(865,534)	842,246	(2,609,301)	(3,492,893)	(4,050,623)
Net increase (decrease) in net assets	9,133,607	(17,390,627)	12,116,237	10,714,524	(24,501,349)	9,609,911
Net Assets:
Beginning of year	100,713,181	118,103,808	105,987,571	80,456,431	104,957,780	95,347,869
End of year	$109,846,788	$100,713,181	$118,103,808	$91,170,955	$80,456,431	$104,957,780

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$17,353,954	$15,608,916	$20,158,250
Net realized gains (losses)	120,438,176	153,217,839	136,540,106
Change in unrealized gains (losses) on investments	196,570,065	(481,618,289)	229,936,134
Net increase (decrease) in net assets resulting from operations	334,362,195	(312,791,534)	386,634,490
Policy Transactions:
Premium payments received from policy owners	47,873,507	50,707,288	52,019,007
Net transfers (including fixed account)	(9,614,508)	1,093,178	(14,028,855)
Policy charges	(49,947,264)	(48,833,882)	(44,773,415)
Transfers for policy benefits and terminations	(76,486,155)	(64,072,832)	(71,631,007)
Net increase (decrease) in net assets resulting from policy transactions	(88,174,420)	(61,106,248)	(78,414,270)
Net increase (decrease) in net assets	246,187,775	(373,897,782)	308,220,220
Net Assets:
Beginning of year	1,344,098,565	1,717,996,347	1,409,776,127
End of year	$1,590,286,340	$1,344,098,565	$1,717,996,347

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII MFS® Total Return Division			BHFTII MFS® Value Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$218,810	$175,882	$199,050	$2,253,639	$2,128,878	$2,053,020
Net realized gains (losses)	481,643	1,013,446	903,131	14,595,915	19,401,201	3,834,431
Change in unrealized gains (losses) on investments	337,017	(2,312,792)	399,170	(6,912,633)	(30,558,662)	25,108,361
Net increase (decrease) in net assets resulting from operations	1,037,470	(1,123,464)	1,501,351	9,936,921	(9,028,583)	30,995,812
Policy Transactions:
Premium payments received from policy owners	385,343	765,225	437,220	5,051,453	5,234,906	5,390,814
Net transfers (including fixed account)	57,172	101,505	5,070	469,791	(3,004,318)	(5,670,220)
Policy charges	(572,338)	(550,081)	(507,899)	(5,404,323)	(5,420,765)	(4,949,978)
Transfers for policy benefits and terminations	(432,412)	(317,599)	(1,351,811)	(5,978,614)	(5,786,449)	(6,418,771)
Net increase (decrease) in net assets resulting from policy transactions	(562,235)	(950)	(1,417,420)	(5,861,693)	(8,976,626)	(11,648,155)
Net increase (decrease) in net assets	475,235	(1,124,414)	83,931	4,075,228	(18,005,209)	19,347,657
Net Assets:
Beginning of year	10,410,232	11,534,646	11,450,715	127,780,348	145,785,557	126,437,900
End of year	$10,885,467	$10,410,232	$11,534,646	$131,855,576	$127,780,348	$145,785,557

The accompanying notes are an integral part of these financial statements.

	BHFTII Neuberger Berman Genesis Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$66,903	$(111,888)	$(8,120)
Net realized gains (losses)	12,243,665	24,886,165	14,011,522
Change in unrealized gains (losses) on investments	7,333,401	(57,421,782)	13,338,038
Net increase (decrease) in net assets resulting from operations	19,643,969	(32,647,505)	27,341,440
Policy Transactions:
Premium payments received from policy owners	4,843,381	5,100,935	5,268,186
Net transfers (including fixed account)	(289,533)	(1,329,777)	(2,191,196)
Policy charges	(5,773,730)	(5,744,010)	(5,646,009)
Transfers for policy benefits and terminations	(6,386,518)	(5,123,641)	(6,964,973)
Net increase (decrease) in net assets resulting from policy transactions	(7,606,400)	(7,096,493)	(9,533,992)
Net increase (decrease) in net assets	12,037,569	(39,743,998)	17,807,448
Net Assets:
Beginning of year	131,024,850	170,768,848	152,961,400
End of year	$143,062,419	$131,024,850	$170,768,848

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII T. Rowe Price Large Cap Growth Division			BHFTII T. Rowe Price Small Cap Growth Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(93,657)	$(95,719)	$(128,436)	$(388,066)	$(176,393)	$(535,857)
Net realized gains (losses)	(831,665)	25,195,286	22,264,886	2,636,146	25,223,377	21,782,926
Change in unrealized gains (losses) on investments	47,786,640	(96,271,789)	8,318,298	24,029,801	(64,055,712)	(2,889,313)
Net increase (decrease) in net assets resulting from operations	46,861,318	(71,172,222)	30,454,748	26,277,881	(39,008,728)	18,357,756
Policy Transactions:
Premium payments received from policy owners	3,683,200	3,895,374	4,024,411	6,009,371	6,109,989	6,203,457
Net transfers (including fixed account)	425,443	956,675	1,266,739	(1,106,792)	(1,436,871)	(1,671,100)
Policy charges	(4,858,184)	(4,661,748)	(4,930,801)	(5,028,783)	(4,870,630)	(4,488,738)
Transfers for policy benefits and terminations	(5,866,454)	(4,772,768)	(7,452,839)	(8,892,834)	(7,082,510)	(8,977,839)
Net increase (decrease) in net assets resulting from policy transactions	(6,615,995)	(4,582,467)	(7,092,490)	(9,019,038)	(7,280,022)	(8,934,220)
Net increase (decrease) in net assets	40,245,323	(75,754,689)	23,362,258	17,258,843	(46,288,750)	9,423,536
Net Assets:
Beginning of year	101,829,196	177,583,885	154,221,627	129,077,649	175,366,399	165,942,863
End of year	$142,074,519	$101,829,196	$177,583,885	$146,336,492	$129,077,649	$175,366,399

The accompanying notes are an integral part of these financial statements.

	BHFTII VanEck Global Natural Resources Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$12,190	$11,613	$5,007
Net realized gains (losses)	17,458	45,101	15,225
Change in unrealized gains (losses) on investments	(41,068)	(10,439)	44,125
Net increase (decrease) in net assets resulting from operations	(11,420)	46,275	64,357
Policy Transactions:
Premium payments received from policy owners	27,180	29,783	33,593
Net transfers (including fixed account)	53,826	(43,969)	(5,143)
Policy charges	(13,321)	(15,258)	(14,424)
Transfers for policy benefits and terminations	(18,059)	(3,933)	(20,521)
Net increase (decrease) in net assets resulting from policy transactions	49,626	(33,377)	(6,495)
Net increase (decrease) in net assets	38,206	12,898	57,862
Net Assets:
Beginning of year	419,687	406,789	348,927
End of year	$457,893	$419,687	$406,789

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	BHFTII Western Asset Management Strategic Bond Opportunities Division			BHFTII Western Asset Management U.S. Government Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,881,401	$2,847,038	$1,991,603	$347,749	$356,305	$493,007
Net realized gains (losses)	(616,372)	(475,552)	260,202	(261,962)	(335,381)	(11,455)
Change in unrealized gains (losses) on investments	1,732,783	(11,619,678)	(782,637)	618,669	(1,670,214)	(797,080)
Net increase (decrease) in net assets resulting from operations	3,997,812	(9,248,192)	1,469,168	704,456	(1,649,290)	(315,528)
Policy Transactions:
Premium payments received from policy owners	2,720,700	2,818,903	3,241,406	1,417,509	1,415,157	1,462,719
Net transfers (including fixed account)	877,012	(1,098,445)	(168,381)	306,974	(1,541,666)	771,114
Policy charges	(2,170,568)	(2,221,734)	(2,159,530)	(1,300,342)	(1,276,073)	(1,235,034)
Transfers for policy benefits and terminations	(2,748,143)	(2,258,048)	(2,913,923)	(838,212)	(1,004,455)	(1,161,447)
Net increase (decrease) in net assets resulting from policy transactions	(1,320,999)	(2,759,324)	(2,000,428)	(414,071)	(2,407,037)	(162,648)
Net increase (decrease) in net assets	2,676,813	(12,007,516)	(531,260)	290,385	(4,056,327)	(478,176)
Net Assets:
Beginning of year	43,750,373	55,757,889	56,289,149	15,449,283	19,505,610	19,983,786
End of year	$46,427,186	$43,750,373	$55,757,889	$15,739,668	$15,449,283	$19,505,610

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Asset Manager: Growth Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$40,027	$39,642	$34,631
Net realized gains (losses)	12,006	167,328	72,272
Change in unrealized gains (losses) on investments	289,426	(659,729)	223,941
Net increase (decrease) in net assets resulting from operations	341,459	(452,759)	330,844
Policy Transactions:
Premium payments received from policy owners	14,845	24,209	17,463
Net transfers (including fixed account)	22,301	—	2,000
Policy charges	(73,378)	(70,620)	(64,168)
Transfers for policy benefits and terminations	—	(53,224)	(56,968)
Net increase (decrease) in net assets resulting from policy transactions	(36,232)	(99,635)	(101,673)
Net increase (decrease) in net assets	305,227	(552,394)	229,171
Net Assets:
Beginning of year	2,127,215	2,679,609	2,450,438
End of year	$2,432,442	$2,127,215	$2,679,609

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	Fidelity® VIP Contrafund® Division			Fidelity® VIP Equity-Income Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$16,301	$16,346	$2,208	$11,451	$10,864	$9,295
Net realized gains (losses)	208,359	277,152	669,338	17,653	17,050	50,785
Change in unrealized gains (losses) on investments	955,029	(1,637,622)	481,333	33,190	(60,315)	1,237
Net increase (decrease) in net assets resulting from operations	1,179,689	(1,344,124)	1,152,879	62,294	(32,401)	61,317
Policy Transactions:
Premium payments received from policy owners	22,004	34,203	37,112	—	27,750	13,875
Net transfers (including fixed account)	—	—	(3,880)	—	—	561,724
Policy charges	(115,185)	(108,911)	(105,062)	(6,814)	(6,658)	(4,143)
Transfers for policy benefits and terminations	(154,483)	(182,726)	(79,018)	—	(25,162)	(1,944)
Net increase (decrease) in net assets resulting from policy transactions	(247,664)	(257,434)	(150,848)	(6,814)	(4,070)	569,512
Net increase (decrease) in net assets	932,025	(1,601,558)	1,002,031	55,480	(36,471)	630,829
Net Assets:
Beginning of year	3,646,981	5,248,539	4,246,508	596,366	632,837	2,008
End of year	$4,579,006	$3,646,981	$5,248,539	$651,846	$596,366	$632,837

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2010 Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$6,058	$3,450	$1,873
Net realized gains (losses)	6,105	7,550	7,673
Change in unrealized gains (losses) on investments	1,708	(35,001)	524
Net increase (decrease) in net assets resulting from operations	13,871	(24,001)	10,070
Policy Transactions:
Premium payments received from policy owners	36,799	31,908	40,896
Net transfers (including fixed account)	—	—	—
Policy charges	—	—	—
Transfers for policy benefits and terminations	(42,502)	(38,465)	(40,795)
Net increase (decrease) in net assets resulting from policy transactions	(5,703)	(6,557)	101
Net increase (decrease) in net assets	8,168	(30,558)	10,171
Net Assets:
Beginning of year	150,487	181,045	170,874
End of year	$158,655	$150,487	$181,045

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	Fidelity® VIP Freedom 2020 Division			Fidelity® VIP Freedom 2025 Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$22,951	$15,220	$8,783	$18,352	$12,684	$7,319
Net realized gains (losses)	(2,003)	61,169	48,488	2,198	42,794	27,676
Change in unrealized gains (losses) on investments	62,274	(207,090)	12,505	60,078	(172,305)	34,384
Net increase (decrease) in net assets resulting from operations	83,222	(130,701)	69,776	80,628	(116,827)	69,379
Policy Transactions:
Premium payments received from policy owners	129,920	150,581	154,375	67,775	33,360	18,410
Net transfers (including fixed account)	(39)	9,476	—	3,365	—	49
Policy charges	(9,003)	(8,213)	(7,258)	(54,435)	(35,103)	(23,837)
Transfers for policy benefits and terminations	(141,232)	(151,759)	(136,655)	(6,759)	(2,448)	—
Net increase (decrease) in net assets resulting from policy transactions	(20,354)	85	10,462	9,946	(4,191)	(5,378)
Net increase (decrease) in net assets	62,868	(130,616)	80,238	90,574	(121,018)	64,001
Net Assets:
Beginning of year	687,716	818,332	738,094	581,732	702,750	638,749
End of year	$750,584	$687,716	$818,332	$672,306	$581,732	$702,750

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Freedom 2030 Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$11,147	$8,244	$4,365
Net realized gains (losses)	(11,253)	12,465	56,528
Change in unrealized gains (losses) on investments	58,905	(95,126)	(7,649)
Net increase (decrease) in net assets resulting from operations	58,799	(74,417)	53,244
Policy Transactions:
Premium payments received from policy owners	710,585	614,756	571,155
Net transfers (including fixed account)	(23,684)	10,076	(57,654)
Policy charges	—	—	—
Transfers for policy benefits and terminations	(686,558)	(571,109)	(551,681)
Net increase (decrease) in net assets resulting from policy transactions	343	53,723	(38,180)
Net increase (decrease) in net assets	59,142	(20,694)	15,064
Net Assets:
Beginning of year	423,819	444,513	429,449
End of year	$482,961	$423,819	$444,513

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	Fidelity® VIP Freedom 2040 Division			Fidelity® VIP Freedom 2050 Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$7,669	$7,835	$4,555	$3,967	$3,876	$2,256
Net realized gains (losses)	5,453	30,925	71,457	1,764	12,268	40,598
Change in unrealized gains (losses) on investments	70,763	(131,477)	11,939	39,985	(61,890)	1,469
Net increase (decrease) in net assets resulting from operations	83,885	(92,717)	87,951	45,716	(45,746)	44,323
Policy Transactions:
Premium payments received from policy owners	697,321	601,185	551,561	323,122	285,932	295,517
Net transfers (including fixed account)	(34,301)	3,137	(74,276)	(203)	(976)	(95,610)
Policy charges	—	—	—	—	—	—
Transfers for policy benefits and terminations	(691,181)	(577,365)	(525,236)	(307,258)	(273,611)	(217,126)
Net increase (decrease) in net assets resulting from policy transactions	(28,161)	26,957	(47,951)	15,661	11,345	(17,219)
Net increase (decrease) in net assets	55,724	(65,760)	40,000	61,377	(34,401)	27,104
Net Assets:
Beginning of year	466,605	532,365	492,365	231,656	266,057	238,953
End of year	$522,329	$466,605	$532,365	$293,033	$231,656	$266,057

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Government Money Market Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$318,534	$85,076	$519
Net realized gains (losses)	—	—	—
Change in unrealized gains (losses) on investments	—	—	—
Net increase (decrease) in net assets resulting from operations	318,534	85,076	519
Policy Transactions:
Premium payments received from policy owners	2,105,256	2,100,678	649,882
Net transfers (including fixed account)	(1,624,206)	(1,392,934)	(248,028)
Policy charges	(156,375)	(138,633)	(113,465)
Transfers for policy benefits and terminations	(292,696)	(18,461)	(213,589)
Net increase (decrease) in net assets resulting from policy transactions	31,979	550,650	74,800
Net increase (decrease) in net assets	350,513	635,726	75,319
Net Assets:
Beginning of year	6,137,917	5,502,191	5,426,872
End of year	$6,488,430	$6,137,917	$5,502,191

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	Fidelity® VIP High Income Division			Fidelity® VIP Investment Grade Bond Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$959	$857	$4,743	$26,007	$22,445	$18,182
Net realized gains (losses)	(96)	(54)	(11,667)	(10,728)	42,197	21,066
Change in unrealized gains (losses) on investments	806	(2,727)	13,393	43,728	(205,509)	(27,592)
Net increase (decrease) in net assets resulting from operations	1,669	(1,924)	6,469	59,007	(140,867)	11,656
Policy Transactions:
Premium payments received from policy owners	449	510	10,290	10,501	45,325	30,280
Net transfers (including fixed account)	1	1,200	(480,363)	66,165	1,896	1,086,062
Policy charges	(579)	(489)	(2,024)	(24,964)	(21,461)	(17,407)
Transfers for policy benefits and terminations	—	—	—	(31,182)	(37,832)	(46,666)
Net increase (decrease) in net assets resulting from policy transactions	(129)	1,221	(472,097)	20,520	(12,072)	1,052,269
Net increase (decrease) in net assets	1,540	(703)	(465,628)	79,527	(152,939)	1,063,925
Net Assets:
Beginning of year	16,013	16,716	482,344	954,633	1,107,572	43,647
End of year	$17,553	$16,013	$16,716	$1,034,160	$954,633	$1,107,572

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,232	$846	$1,230
Net realized gains (losses)	9,309	21,526	61,555
Change in unrealized gains (losses) on investments	33,376	(76,123)	11,950
Net increase (decrease) in net assets resulting from operations	43,917	(53,751)	74,735
Policy Transactions:
Premium payments received from policy owners	1,110	1,203	1,018
Net transfers (including fixed account)	—	—	—
Policy charges	(6,869)	(6,468)	(5,940)
Transfers for policy benefits and terminations	(154)	(306)	(15,414)
Net increase (decrease) in net assets resulting from policy transactions	(5,913)	(5,571)	(20,336)
Net increase (decrease) in net assets	38,004	(59,322)	54,399
Net Assets:
Beginning of year	300,286	359,608	305,209
End of year	$338,290	$300,286	$359,608

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	FTVIPT Franklin Income VIP Division			FTVIPT Franklin Mutual Global Discovery VIP Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$414	$412	$425	$2,742	$1,418	$2,717
Net realized gains (losses)	473	187	135	4,956	8,420	12,416
Change in unrealized gains (losses) on investments	(220)	(1,093)	961	11,252	(14,834)	84,002
Net increase (decrease) in net assets resulting from operations	667	(494)	1,521	18,950	(4,996)	99,135
Policy Transactions:
Premium payments received from policy owners	—	—	—	898	1,020	14,791
Net transfers (including fixed account)	46	(251)	(2,629)	—	—	(707,565)
Policy charges	(355)	(621)	(774)	(1,449)	(1,256)	(3,423)
Transfers for policy benefits and terminations	—	—	(41)	(41,433)	—	—
Net increase (decrease) in net assets resulting from policy transactions	(309)	(872)	(3,444)	(41,984)	(236)	(696,197)
Net increase (decrease) in net assets	358	(1,366)	(1,923)	(23,034)	(5,232)	(597,062)
Net Assets:
Beginning of year	7,958	9,324	11,247	99,897	105,129	702,191
End of year	$8,316	$7,958	$9,324	$76,863	$99,897	$105,129

The accompanying notes are an integral part of these financial statements.

	FTVIPT Franklin Mutual Shares VIP Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,493	$1,623	$2,833
Net realized gains (losses)	809	9,417	(9)
Change in unrealized gains (losses) on investments	8,256	(18,112)	14,028
Net increase (decrease) in net assets resulting from operations	10,558	(7,072)	16,852
Policy Transactions:
Premium payments received from policy owners	—	—	—
Net transfers (including fixed account)	(8,713)	(2,870)	(1,539)
Policy charges	(4,030)	(5,100)	(5,239)
Transfers for policy benefits and terminations	—	(589)	(88)
Net increase (decrease) in net assets resulting from policy transactions	(12,743)	(8,559)	(6,866)
Net increase (decrease) in net assets	(2,185)	(15,631)	9,986
Net Assets:
Beginning of year	84,759	100,390	90,404
End of year	$82,574	$84,759	$100,390

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	FTVIPT Templeton Foreign VIP Division			FTVIPT Templeton Global Bond VIP Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$199,458	$178,136	$120,502	$—	$—	$—
Net realized gains (losses)	(64,565)	(16,737)	2,452	(9,405)	(24,349)	(5,752)
Change in unrealized gains (losses) on investments	970,272	(591,489)	122,188	42,010	(28,050)	(47,292)
Net increase (decrease) in net assets resulting from operations	1,105,165	(430,090)	245,142	32,605	(52,399)	(53,044)
Policy Transactions:
Premium payments received from policy owners	161,662	180,081	169,646	449	42,949	40,080
Net transfers (including fixed account)	28,718	—	51,156	29,840	(33,298)	55,903
Policy charges	(147,970)	(130,090)	(126,927)	(26,847)	(30,833)	(28,467)
Transfers for policy benefits and terminations	(97,177)	(99,895)	(32,292)	(8,307)	(27,945)	(1,929)
Net increase (decrease) in net assets resulting from policy transactions	(54,767)	(49,904)	61,583	(4,865)	(49,127)	65,587
Net increase (decrease) in net assets	1,050,398	(479,994)	306,725	27,740	(101,526)	12,543
Net Assets:
Beginning of year	5,368,253	5,848,247	5,541,522	1,027,769	1,129,295	1,116,752
End of year	$6,418,651	$5,368,253	$5,848,247	$1,055,509	$1,027,769	$1,129,295

The accompanying notes are an integral part of these financial statements.

	Goldman Sachs Small Cap Equity Insights Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$34	$38	$103
Net realized gains (losses)	(50)	186	7,136
Change in unrealized gains (losses) on investments	1,164	(4,151)	(1,923)
Net increase (decrease) in net assets resulting from operations	1,148	(3,927)	5,316
Policy Transactions:
Premium payments received from policy owners	468	351	468
Net transfers (including fixed account)	—	—	—
Policy charges	(9,256)	(7,962)	(6,866)
Transfers for policy benefits and terminations	—	—	—
Net increase (decrease) in net assets resulting from policy transactions	(8,788)	(7,611)	(6,398)
Net increase (decrease) in net assets	(7,640)	(11,538)	(1,082)
Net Assets:
Beginning of year	11,307	22,845	23,927
End of year	$3,667	$11,307	$22,845

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	Invesco V.I. Comstock Division			Invesco V.I. EQV International Equity Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,113	$1,228	$1,386	$797	$7,076	$6,245
Net realized gains (losses)	16,843	3,250	129,400	(1,793)	42,925	37,842
Change in unrealized gains (losses) on investments	(4,403)	(3,745)	25,084	67,689	(136,776)	(17,233)
Net increase (decrease) in net assets resulting from operations	14,553	733	155,870	66,693	(86,775)	26,854
Policy Transactions:
Premium payments received from policy owners	—	—	15,440	898	1,020	1,281
Net transfers (including fixed account)	48,968	—	(847,135)	2,652	(12,019)	27,358
Policy charges	(6,234)	(2,127)	(4,492)	(21,313)	(19,558)	(19,340)
Transfers for policy benefits and terminations	(7,762)	(1)	—	—	—	(3,272)
Net increase (decrease) in net assets resulting from policy transactions	34,972	(2,128)	(836,187)	(17,763)	(30,557)	6,027
Net increase (decrease) in net assets	49,525	(1,395)	(680,317)	48,930	(117,332)	32,881
Net Assets:
Beginning of year	90,048	91,443	771,760	371,537	488,869	455,988
End of year	$139,573	$90,048	$91,443	$420,467	$371,537	$488,869
The accompanying notes are an integral part of these financial statements.

	Janus Henderson Balanced Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$27,978	$17,550	$11,727
Net realized gains (losses)	45,807	58,643	26,416
Change in unrealized gains (losses) on investments	150,801	(385,654)	235,076
Net increase (decrease) in net assets resulting from operations	224,586	(309,461)	273,219
Policy Transactions:
Premium payments received from policy owners	2,458	2,341	1,422
Net transfers (including fixed account)	—	—	10
Policy charges	(43,005)	(39,916)	(37,017)
Transfers for policy benefits and terminations	(103,044)	—	—
Net increase (decrease) in net assets resulting from policy transactions	(143,591)	(37,575)	(35,585)
Net increase (decrease) in net assets	80,995	(347,036)	237,634
Net Assets:
Beginning of year	1,525,114	1,872,150	1,634,516
End of year	$1,606,109	$1,525,114	$1,872,150

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	Janus Henderson Enterprise Division			Janus Henderson Forty Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$193	$202	$769	$803	$304	$—
Net realized gains (losses)	13,194	48,263	70,994	(1,625)	98,784	96,351
Change in unrealized gains (losses) on investments	20,903	(97,297)	(19,152)	208,396	(370,338)	53,388
Net increase (decrease) in net assets resulting from operations	34,290	(48,832)	52,611	207,574	(271,250)	149,739
Policy Transactions:
Premium payments received from policy owners	—	—	—	3,596	3,779	2,875
Net transfers (including fixed account)	40,004	(100,207)	11,319	—	3	13
Policy charges	(2,138)	(2,615)	(3,421)	(12,343)	(11,778)	(12,515)
Transfers for policy benefits and terminations	(23,658)	(295)	(64,437)	—	—	—
Net increase (decrease) in net assets resulting from policy transactions	14,208	(103,117)	(56,539)	(8,747)	(7,996)	(9,627)
Net increase (decrease) in net assets	48,498	(151,949)	(3,928)	198,827	(279,246)	140,112
Net Assets:
Beginning of year	187,818	339,767	343,695	526,836	806,082	665,970
End of year	$236,316	$187,818	$339,767	$725,663	$526,836	$806,082

The accompanying notes are an integral part of these financial statements.

	Janus Henderson Research Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$829	$855	$623
Net realized gains (losses)	1,053	95,633	33,435
Change in unrealized gains (losses) on investments	202,141	(299,888)	81,603
Net increase (decrease) in net assets resulting from operations	204,023	(203,400)	115,661
Policy Transactions:
Premium payments received from policy owners	—	—	—
Net transfers (including fixed account)	—	—	—
Policy charges	(4,647)	(4,266)	(4,725)
Transfers for policy benefits and terminations	—	—	—
Net increase (decrease) in net assets resulting from policy transactions	(4,647)	(4,266)	(4,725)
Net increase (decrease) in net assets	199,376	(207,666)	110,936
Net Assets:
Beginning of year	474,557	682,223	571,287
End of year	$673,933	$474,557	$682,223

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	MFS® VIT Global Equity Division			MFS® VIT New Discovery Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$725	$303	$700	$—	$—	$—
Net realized gains (losses)	5,795	13,801	10,012	(715)	8,135	6,841
Change in unrealized gains (losses) on investments	10,742	(43,676)	12,859	3,680	(17,884)	(6,217)
Net increase (decrease) in net assets resulting from operations	17,262	(29,572)	23,571	2,965	(9,749)	624
Policy Transactions:
Premium payments received from policy owners	2,693	3,059	3,842	—	—	—
Net transfers (including fixed account)	—	4	—	—	—	—
Policy charges	(1,814)	(1,662)	(1,618)	(1,362)	(1,783)	(1,941)
Transfers for policy benefits and terminations	(46,584)	—	—	—	—	(1)
Net increase (decrease) in net assets resulting from policy transactions	(45,705)	1,401	2,224	(1,362)	(1,783)	(1,942)
Net increase (decrease) in net assets	(28,443)	(28,171)	25,795	1,603	(11,532)	(1,318)
Net Assets:
Beginning of year	136,399	164,570	138,775	21,512	33,044	34,362
End of year	$107,956	$136,399	$164,570	$23,115	$21,512	$33,044

The accompanying notes are an integral part of these financial statements.

	MFS® VIT II High Yield Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,930	$8,586	$8,360
Net realized gains (losses)	(803)	(614)	(139)
Change in unrealized gains (losses) on investments	10,928	(26,983)	(2,893)
Net increase (decrease) in net assets resulting from operations	19,055	(19,011)	5,328
Policy Transactions:
Premium payments received from policy owners	—	—	—
Net transfers (including fixed account)	—	1	—
Policy charges	(3,619)	(3,128)	(2,404)
Transfers for policy benefits and terminations	(1)	—	—
Net increase (decrease) in net assets resulting from policy transactions	(3,620)	(3,127)	(2,404)
Net increase (decrease) in net assets	15,435	(22,138)	2,924
Net Assets:
Beginning of year	154,850	176,988	174,064
End of year	$170,285	$154,850	$176,988

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	Morgan Stanley VIF Emerging Markets Debt Division			Morgan Stanley VIF Emerging Markets Equity Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$44,972	$40,256	$37,404	$69,083	$19,014	$47,349
Net realized gains (losses)	(24,412)	(5,163)	(4,949)	54,602	445,259	81,302
Change in unrealized gains (losses) on investments	36,878	(155,964)	(43,369)	359,111	(1,859,803)	293
Net increase (decrease) in net assets resulting from operations	57,438	(120,871)	(10,914)	482,796	(1,395,530)	128,944
Policy Transactions:
Premium payments received from policy owners	2,126	2,126	2,126	5,768	6,580	3,925
Net transfers (including fixed account)	—	5,419	3,093	50,829	(2,678)	1,124,005
Policy charges	(11,375)	(8,447)	(12,383)	(85,753)	(65,192)	(92,484)
Transfers for policy benefits and terminations	(51,633)	(11,035)	(10,016)	(7,236)	(78,004)	(58,964)
Net increase (decrease) in net assets resulting from policy transactions	(60,882)	(11,937)	(17,180)	(36,392)	(139,294)	976,482
Net increase (decrease) in net assets	(3,444)	(132,808)	(28,094)	446,404	(1,534,824)	1,105,426
Net Assets:
Beginning of year	512,206	645,014	673,108	4,071,650	5,606,474	4,501,048
End of year	$508,762	$512,206	$645,014	$4,518,054	$4,071,650	$5,606,474

The accompanying notes are an integral part of these financial statements.

	PIMCO VIT All Asset Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$779	$2,061	$3,073
Net realized gains (losses)	(139)	2,086	40
Change in unrealized gains (losses) on investments	1,420	(7,583)	938
Net increase (decrease) in net assets resulting from operations	2,060	(3,436)	4,051
Policy Transactions:
Premium payments received from policy owners	449	510	640
Net transfers (including fixed account)	—	—	1
Policy charges	(706)	(669)	(582)
Transfers for policy benefits and terminations	—	—	—
Net increase (decrease) in net assets resulting from policy transactions	(257)	(159)	59
Net increase (decrease) in net assets	1,803	(3,595)	4,110
Net Assets:
Beginning of year	25,461	29,056	24,946
End of year	$27,264	$25,461	$29,056

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2023, 2022 and 2021

	PIMCO VIT CommodityRealReturn® Strategy Division			PIMCO VIT Low Duration Division
	2023	2022	2021	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,613	$9,406	$1,611	$28,255	$13,453	$4,480
Net realized gains (losses)	(4,359)	1,013	566	(1,636)	(1,029)	(62)
Change in unrealized gains (losses) on investments	(4,596)	(6,767)	8,452	11,642	(60,669)	(12,342)
Net increase (decrease) in net assets resulting from operations	(3,342)	3,652	10,629	38,261	(48,245)	(7,924)
Policy Transactions:
Premium payments received from policy owners	686	686	686	—	—	—
Net transfers (including fixed account)	—	1,201	—	—	—	—
Policy charges	(5,554)	(5,666)	(4,806)	(17,442)	(15,519)	(11,919)
Transfers for policy benefits and terminations	(15,243)	—	—	(1)	(1)	—
Net increase (decrease) in net assets resulting from policy transactions	(20,111)	(3,779)	(4,120)	(17,443)	(15,520)	(11,919)
Net increase (decrease) in net assets	(23,453)	(127)	6,509	20,818	(63,765)	(19,843)
Net Assets:
Beginning of year	39,938	40,065	33,556	781,114	844,879	864,722
End of year	$16,485	$39,938	$40,065	$801,932	$781,114	$844,879

The accompanying notes are an integral part of these financial statements.

	Pioneer Mid Cap Value VCT Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$387	$391	$169
Net realized gains (losses)	2,208	7,553	16
Change in unrealized gains (losses) on investments	(203)	(9,059)	4,256
Net increase (decrease) in net assets resulting from operations	2,392	(1,115)	4,441
Policy Transactions:
Premium payments received from policy owners	449	510	640
Net transfers (including fixed account)	—	—	1
Policy charges	(149)	(137)	(123)
Transfers for policy benefits and terminations	(1)	—	—
Net increase (decrease) in net assets resulting from policy transactions	299	373	518
Net increase (decrease) in net assets	2,691	(742)	4,959
Net Assets:
Beginning of year	19,005	19,747	14,788
End of year	$21,696	$19,005	$19,747

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL

OF METROPOLITAN LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2023, 2022 and 2021

	Royce Micro-Cap Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$—	$—	$—
Net realized gains (losses)	(24)	4,700	859
Change in unrealized gains (losses) on investments	2,717	(8,906)	3,499
Net increase (decrease) in net assets resulting from operations	2,693	(4,206)	4,358
Policy Transactions:
Premium payments received from policy owners	—	—	—
Net transfers (including fixed account)	—	—	—
Policy charges	(142)	(137)	(157)
Transfers for policy benefits and terminations	(1)	—	—
Net increase (decrease) in net assets resulting from policy transactions	(143)	(137)	(157)
Net increase (decrease) in net assets	2,550	(4,343)	4,201
Net Assets:
Beginning of year	14,424	18,767	14,566
End of year	$16,974	$14,424	$18,767

The accompanying notes are an integral part of these financial statements.

	Royce Small-Cap Division
	2023	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$139	$61	$241
Net realized gains (losses)	1,488	200	44
Change in unrealized gains (losses) on investments	2,183	(1,931)	3,763
Net increase (decrease) in net assets resulting from operations	3,810	(1,670)	4,048
Policy Transactions:
Premium payments received from policy owners	1,110	1,203	1,018
Net transfers (including fixed account)	4	2	—
Policy charges	(2,167)	(1,839)	(1,472)
Transfers for policy benefits and terminations	—	—	—
Net increase (decrease) in net assets resulting from policy transactions	(1,053)	(634)	(454)
Net increase (decrease) in net assets	2,757	(2,304)	3,594
Net Assets:
Beginning of year	15,423	17,727	14,133
End of year	$18,180	$15,423	$17,727

The accompanying notes are an integral part of these financial statements.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on December 13, 1988 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio, series or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AB Variable Products Series Fund, Inc. ("AB VPS")
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")
American Funds Insurance Series® ("American Funds")
Brighthouse Funds Trust I ("BHFTI")
Brighthouse Funds Trust II ("BHFTII")
Fidelity® Variable Insurance Products ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust ("FTVIPT")
Goldman Sachs Variable Insurance Trust ("Goldman Sachs")
Janus Aspen Series ("Janus Aspen")
MFS® Variable Insurance Trust ("MFS VIT")
MFS® Variable Insurance Trust II ("MFS VIT II")
Morgan Stanley Variable Insurance Fund, Inc. ("Morgan Stanley VIF")
PIMCO Variable Insurance Trust ("PIMCO VIT")
Pioneer Variable Contracts Trust ("Pioneer VCT")
Putnam Variable Trust ("Putnam VT")
Royce Capital Fund ("Royce")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS

A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of or during the year ended December 31, 2023:

AB VPS Sustainable Global Thematic Division
American Funds® American High-Income Trust Division
American Funds® Global Small Capitalization Division
American Funds® Growth Division
American Funds® Growth-Income Division
American Funds® International Division
American Funds® The Bond Fund of America Division
American Funds® U.S. Government Securities Division
BHFTI AB Global Dynamic Allocation Division
BHFTI American Funds® Balanced Allocation Division
BHFTI American Funds® Growth Allocation Division
BHFTI American Funds® Moderate Allocation Division
BHFTI BlackRock Global Tactical Strategies Division
BHFTI Brighthouse Asset Allocation 100 Division (a)
BHFTI Brighthouse Balanced Plus Division
BHFTI Brighthouse Small Cap Value Division
BHFTI Brighthouse/abrdn Emerging Markets Equity Division (a)
BHFTI Brighthouse/Templeton International Bond Division
BHFTI Brighthouse/Wellington Large Cap Research Division
BHFTI CBRE Global Real Estate Division
BHFTI Harris Oakmark International Division
BHFTI Invesco Balanced-Risk Allocation Division
BHFTI Invesco Global Equity Division
BHFTI Invesco Small Cap Growth Division (a)
BHFTI JPMorgan Global Active Allocation Division
BHFTI JPMorgan Small Cap Value Division
BHFTI Loomis Sayles Global Allocation Division
BHFTI Loomis Sayles Growth Division
BHFTI MetLife Multi-Index Targeted Risk Division
BHFTI MFS® Research International Division (a)
BHFTI Morgan Stanley Discovery Division
BHFTI PanAgora Global Diversified Risk Division
BHFTI PIMCO Inflation Protected Bond Division
BHFTI PIMCO Total Return Division
BHFTI Schroders Global Multi-Asset Division
BHFTI SSGA Growth and Income ETF Division
BHFTI SSGA Growth ETF Division
BHFTI T. Rowe Price Large Cap Value Division
BHFTI T. Rowe Price Mid Cap Growth Division (a)
BHFTI Victory Sycamore Mid Cap Value Division
BHFTII Baillie Gifford International Stock Division
BHFTII BlackRock Bond Income Division
BHFTII BlackRock Capital Appreciation Division
BHFTII BlackRock Ultra-Short Term Bond Division
BHFTII Brighthouse Asset Allocation 20 Division (a)
BHFTII Brighthouse Asset Allocation 40 Division (a)
BHFTII Brighthouse Asset Allocation 60 Division (a)
BHFTII Brighthouse Asset Allocation 80 Division
BHFTII Brighthouse/Artisan Mid Cap Value Division (a)
BHFTII Brighthouse/Wellington Balanced Division
BHFTII Brighthouse/Wellington Core Equity Opportunities Division
BHFTII Frontier Mid Cap Growth Division
BHFTII Jennison Growth Division
BHFTII Loomis Sayles Small Cap Core Division
BHFTII Loomis Sayles Small Cap Growth Division
BHFTII MetLife Aggregate Bond Index Division
BHFTII MetLife Mid Cap Stock Index Division
BHFTII MetLife MSCI EAFE® Index Division
BHFTII MetLife Russell 2000® Index Division
BHFTII MetLife Stock Index Division
BHFTII MFS® Total Return Division (a)
BHFTII MFS® Value Division
BHFTII Neuberger Berman Genesis Division
BHFTII T. Rowe Price Large Cap Growth Division
BHFTII T. Rowe Price Small Cap Growth Division
BHFTII Van Eck Global Natural Resources Division
BHFTII Western Asset Management Strategic Bond Opportunities Division
BHFTII Western Asset Management U.S. Government Division
Fidelity® VIP Asset Manager: Growth Division
Fidelity® VIP Contrafund® Division
Fidelity® VIP Equity-Income Division
Fidelity® VIP Freedom 2010 Division
Fidelity® VIP Freedom 2020 Division
Fidelity® VIP Freedom 2025 Division
Fidelity® VIP Freedom 2030 Division
Fidelity® VIP Freedom 2040 Division
Fidelity® VIP Freedom 2050 Division
Fidelity® VIP Government Money Market Division
Fidelity® VIP High Income Division
Fidelity® VIP Investment Grade Bond Division
Fidelity® VIP Mid Cap Division
FTVIPT Franklin Income VIP Division
FTVIPT Franklin Mutual Global Discovery VIP Division

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Concluded)

FTVIPT Franklin Mutual Shares VIP Division
FTVIPT Templeton Foreign VIP Division
FTVIPT Templeton Global Bond VIP Division
Goldman Sachs Small Cap Equity Insights Division
Invesco V.I. Comstock Division
Invesco V.I. EQV International Equity Division
Janus Henderson Balanced Division
Janus Henderson Enterprise Division
Janus Henderson Forty Division
Janus Henderson Research Division
MFS® VIT Global Equity Division
MFS® VIT New Discovery Division
MFS® VIT II High Yield Division
Morgan Stanley VIF Emerging Markets Debt Division
Morgan Stanley VIF Emerging Markets Equity Division
PIMCO VIT All Asset Division
PIMCO VIT CommodityRealReturn® Strategy Division
PIMCO VIT Low Duration Division
Pioneer Mid Cap Value VCT
Royce Micro-Cap Division
Royce Small-Cap Division

(a) This Division invests in two or more share classes within the underlying portfolio, series or fund of the Trusts.

B. The following Divisions had no net assets as of December 31, 2023:

PIMCO VIT Long-Term U.S. Government Division

Putnam VT International Value Division

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division's investment in shares of a portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a portfolio, series or fund of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

4.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2023:

Mortality and Expense Risk	0.00	% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  EXPENSES & POLICY CHARGES — (Concluded)

Separate Account charges referred to in this disclosure are for current charges of the Policies and can vary among products within the Separate Account. For some Policies, a mortality and expense risk charge ranging from 0.05% to 0.90% is assessed through the redemption of units on a monthly basis and recorded as Policy charges in the statements of changes in net assets of the applicable Divisions. Other Policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, administrative charges, a Policy fee, transfer charges and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company which may vary by Policy based on underwriting criteria. For certain Policies, an administrative charge ranging from 0.55% to 1.05% is assessed. Policy administrative charges range from $0 to $35 based on face amounts of Policies and are assessed monthly. A transfer fee of $25 may be deducted for each transfer made during the year. The Company is currently waiving the transfer fee, but reserves the right to impose such charges in the future. For certain Contracts, the Company reserves the right to assess a transaction charge on partial surrenders for the lesser of 2% of the amount withdrawn or $25. The Company did not impose this charge for the years reported.

For some Policies, a surrender charge is imposed if the Policy is partially or fully surrendered within the specified surrender charge period of $40.00 for every $1,000 of the Policy face amount or $156.99 for every $1,000 of the maximum surrender charge. Surrender charges for other Policies are equal to the lesser of the maximum surrender charge premium or the premiums actually paid in the first two Policy years. These charges are paid to the Company, assessed through redemption of units, and recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2023, 2022 and 2021.

Most Policies offer optional benefits that can be added to the Policy by rider. The charge for riders that provide life insurance benefits can range from $0.01 to $83.33 per $1,000 of coverage. The charge for riders providing benefits of a disability wavier of monthly deductions in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided or $0.01 to $0.45 per $1,000 of benefit provided depending on the Policy. The charge for riders providing benefits of a disability wavier of premium benefit in the event of disability can range from $0.00 to $21.75 per $100 of the benefit provided depending on the Policy. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2023, 2022 and 2021.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2023	2023	2023	2022	2021	2023	2022	2021
AB VPS Sustainable Global Thematic Division	20,466	800,812	51,331	104,873	704,614	20,194	31,872	20,343
American Funds® American High-Income Trust Division	79,327	767,529	52,734	168,887	652,385	80,677	40,793	19,263
American Funds® Global Small Capitalization Division	4,187,239	83,097,632	2,317,930	27,428,714	4,640,192	4,679,054	3,394,783	6,896,856
American Funds® Growth Division	3,153,544	232,395,908	20,545,182	45,812,220	46,006,164	21,495,691	16,961,691	25,970,805
American Funds® Growth-Income Division	2,603,585	113,569,296	10,381,642	16,475,709	4,098,491	10,258,898	8,104,829	10,549,860
American Funds® International Division	106,400	2,119,558	33,023	333,250	165,452	138,632	166,434	94,844
American Funds® The Bond Fund of America Division	745,744	7,956,918	1,135,994	998,239	1,702,991	880,707	1,229,545	950,054
American Funds® U.S. Government Securities Division	5,710	68,589	3,326	3,482	6,299	1,926	1,883	1,719
BHFTI AB Global Dynamic Allocation Division	8,453	93,639	11,957	22,815	15,332	18,248	20,194	9,684
BHFTI American Funds® Balanced Allocation Division	201,841	1,966,271	237,391	332,985	483,440	85,640	42,479	309,012
BHFTI American Funds® Growth Allocation Division	365,136	3,349,934	490,344	571,639	620,905	329,416	94,203	192,299
BHFTI American Funds® Moderate Allocation Division	243,466	2,312,949	290,788	361,115	268,923	69,955	110,534	95,847
BHFTI BlackRock Global Tactical Strategies Division	32,629	320,489	35,487	83,241	110,675	40,873	282,874	173,880
BHFTI Brighthouse Asset Allocation 100 Division	3,032,922	34,142,243	6,439,270	4,319,069	7,640,042	2,423,389	3,961,260	3,656,026
BHFTI Brighthouse Balanced Plus Division	51,938	540,667	51,453	83,843	62,768	31,737	35,213	14,619
BHFTI Brighthouse Small Cap Value Division	96,460	1,370,425	118,498	253,988	37,511	20,828	48,288	17,403
BHFTI Brighthouse/abrdn Emerging Markets Equity Division	194,580	1,933,851	99,698	444,495	201,686	62,081	58,070	137,535
BHFTI Brighthouse/ Templeton International Bond Division	42,237	390,947	36,602	19,903	51,080	13,166	43,135	7,338

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2023	2023	2023	2022	2021	2023	2022	2021
BHFTI Brighthouse/ Wellington Large Cap Research Division	43,723,804	541,100,365	35,792,454	125,410,907	68,444,691	38,357,726	35,753,262	40,762,369
BHFTI CBRE Global Real Estate Division	2,609,167	29,362,626	1,821,813	5,014,511	2,258,393	1,447,564	1,627,954	3,504,734
BHFTI Harris Oakmark International Division	3,068,531	40,268,296	2,813,808	4,881,296	3,158,224	4,936,562	2,817,604	4,730,449
BHFTI Invesco Balanced-Risk Allocation Division	8,906	82,326	10,265	21,437	14,878	14,456	25,254	3,383
BHFTI Invesco Global Equity Division	2,853,383	54,071,357	5,179,706	10,779,255	7,184,443	4,913,161	4,239,081	8,079,612
BHFTI Invesco Small Cap Growth Division	1,079,714	13,129,760	329,964	3,625,279	4,983,255	1,005,225	959,526	2,202,346
BHFTI JPMorgan Global Active Allocation Division	17,664	197,442	20,373	44,368	39,414	19,830	49,714	15,070
BHFTI JPMorgan Small Cap Value Division	62,121	836,736	98,774	252,892	209,780	51,497	59,752	258,918
BHFTI Loomis Sayles Global Allocation Division	26,068	399,801	30,472	69,414	72,336	25,311	38,580	196,531
BHFTI Loomis Sayles Growth Division	3,869,804	48,634,428	6,198,319	5,156,265	2,620,020	5,451,346	2,862,903	4,566,438
BHFTI MetLife Multi- Index Targeted Risk Division	20,218	232,346	19,104	39,607	26,489	6,498	22,610	12,900
BHFTI MFS® Research International Division	1,681,518	19,345,027	1,308,673	2,625,319	2,385,503	3,321,198	1,074,807	2,440,344
BHFTI Morgan Stanley Discovery Division	57,325,606	688,180,844	4,494,786	151,579,760	378,084,973	17,604,744	22,357,179	62,148,405
BHFTI PanAgora Global Diversified Risk Division	30,055	235,145	32,751	225,123	514	11,153	6,370	149
BHFTI PIMCO Inflation Protected Bond Division	1,014,096	10,571,087	1,047,601	1,698,044	2,130,571	933,029	1,776,776	1,934,620
BHFTI PIMCO Total Return Division	4,833,049	55,700,836	5,289,656	2,234,075	9,318,014	3,416,123	3,711,067	3,267,750
BHFTI Schroders Global Multi-Asset Division	13,368	155,924	17,603	32,133	16,381	2,814	19,140	8,447
BHFTI SSGA Growth and Income ETF Division	842,370	9,253,618	507,065	1,920,021	1,289,034	759,824	962,458	963,987
BHFTI SSGA Growth ETF Division	858,781	9,308,692	1,259,236	2,257,177	1,210,570	1,681,635	651,995	618,465
BHFTI T. Rowe Price Large Cap Value Division	138,730	3,787,764	573,694	535,849	103,614	242,237	72,470	275,039
BHFTI T. Rowe Price Mid Cap Growth Division	5,059,863	50,018,144	3,103,337	8,916,459	7,258,118	3,542,771	3,748,231	5,376,782

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2023	2023	2023	2022	2021	2023	2022	2021
BHFTI Victory Sycamore Mid Cap Value Division	5,982,559	106,235,683	15,523,354	15,927,314	6,012,040	7,811,890	8,652,915	7,959,144
BHFTII Baillie Gifford International Stock Division	4,382,070	49,833,858	1,532,750	5,696,691	8,510,025	3,193,803	2,279,533	3,866,998
BHFTII BlackRock Bond Income Division	716,929	75,838,794	3,843,309	3,269,919	7,610,192	3,932,054	6,295,835	7,987,922
BHFTII BlackRock Capital Appreciation Division	696,014	24,522,226	3,588,067	6,802,512	5,691,636	2,781,998	1,610,054	2,669,348
BHFTII BlackRock Ultra-Short Term Bond Division	227,409	22,951,454	1,399,260	434,885	3,665,027	1,221,978	1,498,137	5,502,026
BHFTII Brighthouse Asset Allocation 20 Division	360,473	3,837,061	648,274	741,987	1,709,432	493,292	1,428,575	1,748,131
BHFTII Brighthouse Asset Allocation 40 Division	1,085,843	11,831,427	2,368,223	1,362,126	1,550,784	1,680,954	1,002,125	1,611,676
BHFTII Brighthouse Asset Allocation 60 Division	6,015,437	66,329,638	7,934,558	7,192,948	6,657,037	3,067,845	3,787,833	4,102,286
BHFTII Brighthouse Asset Allocation 80 Division	10,960,073	126,868,655	18,570,590	15,183,796	13,892,627	10,599,550	6,121,121	9,559,398
BHFTII Brighthouse/ Artisan Mid Cap Value Division	333,493	70,398,542	9,874,049	11,496,701	4,496,224	4,586,039	5,104,147	5,847,301
BHFTII Brighthouse/ Wellington Balanced Division	19,434,267	337,944,492	10,752,855	54,424,688	42,122,242	23,719,667	22,250,996	23,980,735
BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	3,564,003	103,701,130	13,574,702	21,183,079	7,706,968	7,672,342	8,261,587	6,734,726
BHFTII Frontier Mid Cap Growth Division	11,396,977	311,703,994	826,371	83,603,122	50,221,499	19,034,999	16,101,097	24,813,018
BHFTII Jennison Growth Division	3,787,440	52,742,042	1,682,775	12,473,137	16,959,360	3,614,664	3,912,199	14,331,823
BHFTII Loomis Sayles Small Cap Core Division	124,357	28,416,340	1,715,003	5,442,867	2,613,477	2,222,148	1,953,888	2,491,215
BHFTII Loomis Sayles Small Cap Growth Division	1,339,117	15,728,201	290,250	3,525,216	2,599,270	799,043	1,442,514	2,207,438
BHFTII MetLife Aggregate Bond Index Division	15,588,597	166,967,881	21,182,615	8,053,521	27,603,506	11,659,501	14,190,322	8,911,130
BHFTII MetLife Mid Cap Stock Index Division	7,160,765	110,373,542	11,670,957	21,718,071	11,966,063	10,349,535	7,777,082	13,554,167
BHFTII MetLife MSCI EAFE® Index Division	7,402,075	91,560,716	9,209,129	12,459,982	9,691,782	14,466,636	6,969,174	6,870,248

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS — (Continued)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2023	2023	2023	2022	2021	2023	2022	2021
BHFTII MetLife Russell 2000® Index Division	5,224,697	85,173,972	6,157,521	18,743,753	12,306,245	6,268,773	5,998,629	10,119,230
BHFTII MetLife Stock Index Division	26,216,393	1,125,644,865	129,369,496	163,148,705	140,895,677	103,988,158	79,011,011	103,868,175
BHFTII MFS® Total Return Division	72,169	11,021,063	1,060,536	2,101,635	1,188,311	868,223	917,992	1,730,567
BHFTII MFS® Value Division	9,472,383	134,304,287	20,996,200	22,168,995	6,221,424	9,732,906	10,477,210	14,393,704
BHFTII Neuberger Berman Genesis Division	7,745,664	132,269,533	12,650,209	24,922,283	11,772,370	8,329,969	8,303,544	10,980,226
BHFTII T. Rowe Price Large Cap Growth Division	6,863,503	130,683,191	4,671,286	29,073,943	22,824,171	11,380,937	8,259,338	11,931,931
BHFTII T. Rowe Price Small Cap Growth Division	7,353,593	136,626,264	6,096,687	27,865,789	22,369,359	12,266,373	10,173,523	13,984,240
BHFTII VanEck Global Natural Resources Division	38,511	415,884	192,401	115,494	70,770	130,585	137,259	72,257
BHFTII Western Asset Management Strategic Bond Opportunities Division	4,232,196	53,240,518	4,941,777	3,907,892	5,171,620	3,381,376	3,820,221	5,180,403
BHFTII Western Asset Management U.S. Government Division	1,493,327	17,395,548	1,882,959	1,836,492	2,418,918	1,949,281	3,887,244	2,088,547
Fidelity® VIP Asset Manager: Growth Division	114,792	1,930,585	80,341	211,814	90,562	76,546	122,885	120,713
Fidelity® VIP Contrafund® Division	94,803	3,221,916	183,178	242,987	634,383	267,010	288,268	187,860
Fidelity® VIP Equity- Income Division	26,444	677,562	29,587	59,146	633,543	6,814	32,273	4,143
Fidelity® VIP Freedom 2010 Division	14,003	180,052	35,296	29,757	33,084	24,688	23,377	25,156
Fidelity® VIP Freedom 2020 Division	60,047	641,020	100,219	205,032	135,964	92,726	116,151	76,561
Fidelity® VIP Freedom 2025 Division	44,318	615,241	87,885	83,123	42,509	59,587	33,916	16,852
Fidelity® VIP Freedom 2030 Division	31,443	469,393	310,557	284,902	268,849	299,068	197,398	284,761
Fidelity® VIP Freedom 2040 Division	20,969	488,570	278,255	280,709	237,152	291,950	208,475	259,070
Fidelity® VIP Freedom 2050 Division	12,870	275,422	155,768	161,872	168,891	132,423	128,287	174,538
Fidelity® VIP Government Money Market Division	6,488,430	6,488,430	3,429,285	4,402,853	2,179,014	3,078,773	3,767,127	2,103,695
Fidelity® VIP High Income Division	3,816	20,100	1,408	2,488	15,001	579	409	482,355
Fidelity® VIP Investment Grade Bond Division	93,929	1,221,092	102,561	122,633	1,154,182	56,034	59,582	63,192

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2023	2023	2023	2022	2021	2023	2022	2021
Fidelity® VIP Mid Cap Division	9,752	312,524	10,951	23,225	57,835	6,472	6,683	20,963
FTVIPT Franklin Income VIP Division	586	8,779	999	585	474	393	878	3,493
FTVIPT Franklin Mutual Global Discovery VIP Division	4,182	76,285	9,606	10,735	17,414	42,881	1,076	710,894
FTVIPT Franklin Mutual Shares VIP Division	5,386	89,407	43,514	12,495	4,683	47,895	9,628	8,716
FTVIPT Templeton Foreign VIP Division	440,539	6,115,364	1,083,298	352,047	328,283	938,608	223,815	146,198
FTVIPT Templeton Global Bond VIP Division	77,783	1,276,409	30,280	41,730	95,730	35,145	90,857	30,144
Goldman Sachs Small Cap Equity Insights Division	299	3,328	502	516	5,449	9,256	7,962	6,866
Invesco V.I. Comstock Division	7,128	126,926	66,300	4,029	16,826	13,997	2,127	851,627
Invesco V.I. EQV International Equity Division	12,334	412,469	20,130	78,858	67,638	36,797	57,206	22,386
Janus Henderson Balanced Division	33,426	1,071,616	30,436	66,198	26,034	146,049	39,916	37,016
Janus Henderson Enterprise Division	3,456	239,195	78,026	68,462	132,151	48,437	127,177	158,895
Janus Henderson Forty Division	17,078	705,256	4,286	103,966	96,176	12,230	11,460	12,049
Janus Henderson Research Division	14,927	441,730	829	95,356	31,907	4,647	4,266	4,725
MFS® VIT Global Equity Division	5,080	105,438	9,834	16,842	14,120	48,398	1,378	1,480
MFS® VIT New Discovery Division	2,289	32,817	—	8,576	6,270	1,363	1,783	1,941
MFS® VIT II High Yield Division	34,471	199,327	8,930	8,586	8,360	3,619	3,128	2,404
Morgan Stanley VIF Emerging Markets Debt Division	92,502	674,278	47,098	44,382	135,149	63,008	16,063	114,926
Morgan Stanley VIF Emerging Markets Equity Division	350,237	5,210,930	199,621	489,103	1,426,157	92,150	150,135	402,326
PIMCO VIT All Asset Division	3,013	31,489	1,228	4,631	3,663	706	579	531
PIMCO VIT CommodityRealReturn® Strategy Division	3,081	20,183	5,807	10,802	1,931	20,306	5,176	4,439
PIMCO VIT Low Duration Division	83,535	864,908	28,255	13,453	4,480	17,442	15,520	11,920
Pioneer Mid Cap Value VCT Division	1,937	26,419	3,082	8,440	799	149	114	112
Royce Micro-Cap Division	1,851	17,769	—	4,690	813	142	137	157
Royce Small-Cap Division	1,896	16,636	2,238	1,449	1,166	1,705	1,747	1,379

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS
For the years ended December 31, 2023, 2022 and 2021:

	AB VPS Sustainable Global Thematic Division			American Funds® American High-Income Trust Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	40,281	39,335	2,943	37,930	34,243	2,630
Units issued and transferred from other funding options	957	3,199	37,580	306	5,923	32,612
Units redeemed and transferred to other funding options	(1,392)	(2,253)	(1,188)	(4,296)	(2,236)	(999)
Units end of year	39,846	40,281	39,335	33,940	37,930	34,243
	American Funds® Growth-Income Division			American Funds® International Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	746,782	784,312	835,146	39,783	42,197	41,938
Units issued and transferred from other funding options	38,605	796,557	39,288	661	1,555	2,293
Units redeemed and transferred to other funding options	(86,278)	(834,087)	(90,122)	(3,407)	(3,969)	(2,034)
Units end of year	699,109	746,782	784,312	37,037	39,783	42,197
	BHFTI AB Global Dynamic Allocation Division			BHFTI American Funds® Balanced Allocation Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	5,328	5,843	5,884	66,330	64,025	60,418
Units issued and transferred from other funding options	585	693	473	2,971	4,081	15,969
Units redeemed and transferred to other funding options	(1,146)	(1,208)	(514)	(3,448)	(1,776)	(12,362)
Units end of year	4,767	5,328	5,843	65,853	66,330	64,025

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,132,883	1,139,224	1,190,615	719,867	747,364	807,747
Units issued and transferred from other funding options	82,077	1,226,148	82,735	36,970 *	682,339	37,582
Units redeemed and transferred to other funding options	(136,853)	(1,232,489)	(134,126)	(79,474)	(709,836)	(97,965)
Units end of year	1,078,107	1,132,883	1,139,224	677,363	719,867	747,364
	American Funds® The Bond Fund of America Division			American Funds® U.S. Government Securities Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	423,959	455,889	435,425	2,184	2,209	2,271
Units issued and transferred from other funding options	80,057	491,535	123,121	55	46	—
Units redeemed and transferred to other funding options	(81,392)	(523,465)	(102,657)	(77)	(71)	(62)
Units end of year	422,624	423,959	455,889	2,162	2,184	2,209
	BHFTI American Funds® Growth Allocation Division			BHFTI American Funds® Moderate Allocation Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	108,585	108,861	97,971	84,899	84,150	81,015
Units issued and transferred from other funding options	4,443	3,379	17,472	5,522	5,981	7,181
Units redeemed and transferred to other funding options	(11,914)	(3,655)	(6,582)	(3,144)	(5,232)	(4,046)
Units end of year	101,114	108,585	108,861	87,277	84,899	84,150

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023, 2022 and 2021:

	BHFTI BlackRock Global Tactical Strategies Division			BHFTI Brighthouse Asset Allocation 100 Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	17,997	33,114	38,507	836,110	908,927	880,792
Units issued and transferred from other funding options	1,624	3,000	4,160	60,936	722,417	152,544
Units redeemed and transferred to other funding options	(2,506)	(18,117)	(9,553)	(94,193)	(795,234)	(124,409)
Units end of year	17,115	17,997	33,114	802,853	836,110	908,927
	BHFTI Brighthouse/abrdn Emerging Markets Equity Division			BHFTI Brighthouse/Templeton International Bond Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	95,390	87,255	83,457	23,371	25,173	21,919
Units issued and transferred from other funding options	5,268	11,478	8,724	2,895	1,571	3,794
Units redeemed and transferred to other funding options	(3,803)	(3,343)	(4,926)	(1,058)	(3,373)	(540)
Units end of year	96,855	95,390	87,255	25,208	23,371	25,173
	BHFTI Harris Oakmark International Division			BHFTI Invesco Balanced-Risk Allocation Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,021,747	1,041,451	1,098,169	48,650	56,319	52,763
Units issued and transferred from other funding options	94,419	989,301	120,614	4,882	7,347	5,567
Units redeemed and transferred to other funding options	(169,061)	(1,009,005)	(177,332)	(9,258)	(15,016)	(2,011)
Units end of year	947,105	1,021,747	1,041,451	44,274	48,650	56,319

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

	BHFTI Brighthouse Balanced Plus Division			BHFTI Brighthouse Small Cap Value Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	22,742	22,982	22,076	29,307	29,676	29,467
Units issued and transferred from other funding options	2,079	1,598	1,568	95	808	617
Units redeemed and transferred to other funding options	(1,708)	(1,838)	(662)	(498)	(1,177)	(408)
Units end of year	23,113	22,742	22,982	28,904	29,307	29,676
	BHFTI Brighthouse/Wellington Large Cap Research Division			BHFTI CBRE Global Real Estate Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	6,530,163	6,911,693	7,329,428	911,942	924,250	990,960
Units issued and transferred from other funding options	293,172	6,853,391	322,164	95,497	902,838	100,962
Units redeemed and transferred to other funding options	(680,580)	(7,234,921)	(739,899)	(104,847)	(915,146)	(167,672)
Units end of year	6,142,755	6,530,163	6,911,693	902,592	911,942	924,250
	BHFTI Invesco Global Equity Division			BHFTI Invesco Small Cap Growth Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,066,494	1,098,505	1,152,521	173,232	176,409	170,045
Units issued and transferred from other funding options	70,838	966,092	98,265	13,849	185,316	46,212
Units redeemed and transferred to other funding options	(130,902)	(998,103)	(152,281)	(26,910)	(188,493)	(39,848)
Units end of year	1,006,430	1,066,494	1,098,505	160,171	173,232	176,409

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023, 2022 and 2021:

	BHFTI JPMorgan Global Active Allocation Division			BHFTI JPMorgan Small Cap Value Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	98,827	116,936	110,963	17,017	17,916	19,793
Units issued and transferred from other funding options	9,984	9,093	13,947	961	625	4,589
Units redeemed and transferred to other funding options	(11,665)	(27,202)	(7,974)	(1,323)	(1,524)	(6,466)
Units end of year	97,146	98,827	116,936	16,655	17,017	17,916
	BHFTI MetLife Multi-Index Targeted Risk Division			BHFTI MFS® Research International Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,120	1,161	1,152	759,529	771,897	810,239
Units issued and transferred from other funding options	91	104	78	44,511	514,563	64,984
Units redeemed and transferred to other funding options	(40)	(145)	(69)	(141,763)	(526,931)	(103,326)
Units end of year	1,171	1,120	1,161	662,277	759,529	771,897
	BHFTI PIMCO Inflation Protected Bond Division			BHFTI PIMCO Total Return Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	521,939	564,224	564,791	2,194,741	2,325,136	2,127,098
Units issued and transferred from other funding options	73,015	541,288	139,342	299,970	1,527,194	416,353
Units redeemed and transferred to other funding options	(78,827)	(583,573)	(139,909)	(250,697)	(1,657,589)	(218,315)
Units end of year	516,127	521,939	564,224	2,244,014	2,194,741	2,325,136

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

	BHFTI Loomis Sayles Global Allocation Division			BHFTI Loomis Sayles Growth Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	10,345	10,832	15,397	1,435,807	1,490,938	1,591,359
Units issued and transferred from other funding options	460	624	623	150,683	1,391,029	80,239
Units redeemed and transferred to other funding options	(691)	(1,111)	(5,188)	(213,403)	(1,446,160)	(180,660)
Units end of year	10,114	10,345	10,832	1,373,087	1,435,807	1,490,938
	BHFTI Morgan Stanley Discovery Division			BHFTI PanAgora Global Diversified Risk Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	6,944,567	7,148,412	7,603,605	130,761	726	548
Units issued and transferred from other funding options	567,922	7,414,200	375,051	15,575	135,254	270
Units redeemed and transferred to other funding options	(849,604)	(7,618,045)	(830,244)	(9,254)	(5,219)	(92)
Units end of year	6,662,885	6,944,567	7,148,412	137,082	130,761	726
	BHFTI Schroders Global Multi-Asset Division			BHFTI SSGA Growth and Income ETF Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	78,799	77,519	73,514	326,748	351,544	361,641
Units issued and transferred from other funding options	9,433	12,884	8,776	21,838	252,540	34,624
Units redeemed and transferred to other funding options	(1,740)	(11,604)	(4,771)	(39,206)	(277,336)	(44,721)
Units end of year	86,492	78,799	77,519	309,380	326,748	351,544

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023, 2022 and 2021:

	BHFTI SSGA Growth ETF Division			BHFTI T. Rowe Price Large Cap Value Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	326,825	330,986	333,024	105,297	106,511	114,061
Units issued and transferred from other funding options	30,966	202,577	26,020	87	950	893
Units redeemed and transferred to other funding options	(68,511)	(206,738)	(28,058)	(7,001)	(2,164)	(8,443)
Units end of year	289,280	326,825	330,986	98,383	105,297	106,511
	BHFTII Baillie Gifford International Stock Division			BHFTII BlackRock Bond Income Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,906,504	1,934,614	1,983,009	2,201,543	2,364,397	2,497,234
Units issued and transferred from other funding options	166,226	1,911,336	174,638	216,313	2,135,944	296,903
Units redeemed and transferred to other funding options	(253,479)	(1,939,446)	(223,033)	(273,182)	(2,298,798)	(429,740)
Units end of year	1,819,251	1,906,504	1,934,614	2,144,674	2,201,543	2,364,397
	BHFTII Brighthouse Asset Allocation 20 Division			BHFTII Brighthouse Asset Allocation 40 Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	161,003	205,170	215,846	354,693	373,672	405,649
Units issued and transferred from other funding options	37,820	204,996	91,261	80,952	365,498	48,465
Units redeemed and transferred to other funding options	(39,608)	(249,163)	(101,937)	(87,484)	(384,477)	(80,442)
Units end of year	159,215	161,003	205,170	348,161	354,693	373,672

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

	BHFTI T. Rowe Price Mid Cap Growth Division			BHFTI Victory Sycamore Mid Cap Value Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	994,708	1,050,561	1,107,534	1,596,435	1,711,609	1,808,639
Units issued and transferred from other funding options	61,246	1,014,736	93,467	93,160	1,662,951	119,226
Units redeemed and transferred to other funding options	(116,593)	(1,070,589)	(150,440)	(179,897)	(1,778,125)	(216,256)
Units end of year	939,361	994,708	1,050,561	1,509,698	1,596,435	1,711,609
	BHFTII BlackRock Capital Appreciation Division			BHFTII BlackRock Ultra-Short Term Bond Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	339,528	343,846	345,252	1,204,900	1,262,019	1,362,096
Units issued and transferred from other funding options	69,203	370,128	53,823	74,151	223,579	218,727
Units redeemed and transferred to other funding options	(61,833)	(374,446)	(55,229)	(83,170)	(280,698)	(318,804)
Units end of year	346,898	339,528	343,846	1,195,881	1,204,900	1,262,019
	BHFTII Brighthouse Asset Allocation 60 Division			BHFTII Brighthouse Asset Allocation 80 Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	2,030,106	2,114,011	2,185,612	3,616,566	3,736,533	3,924,463
Units issued and transferred from other funding options	145,821	1,943,325	161,302	205,116	3,479,455	237,490
Units redeemed and transferred to other funding options	(200,062)	(2,027,230)	(232,903)	(475,479)	(3,599,422)	(425,420)
Units end of year	1,975,865	2,030,106	2,114,011	3,346,203	3,616,566	3,736,533

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023, 2022 and 2021:

	BHFTII Brighthouse/Artisan Mid Cap Value Division			BHFTII Brighthouse/Wellington Balanced Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	112,226	119,694	129,202	5,459,333	5,757,787	6,068,802
Units issued and transferred from other funding options	6,520	107,052	10,261	326,408	5,701,231	336,269
Units redeemed and transferred to other funding options	(12,629)	(114,520)	(19,769)	(647,595)	(5,999,685)	(647,284)
Units end of year	106,117	112,226	119,694	5,138,146	5,459,333	5,757,787
	BHFTII Jennison Growth Division			BHFTII Loomis Sayles Small Cap Core Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	695,016	723,294	973,705	262,812	278,921	294,826
Units issued and transferred from other funding options	53,323	728,556	119,062	13,068 *	258,067	17,396
Units redeemed and transferred to other funding options	(82,522)	(756,834)	(369,473)	(29,866)	(274,176)	(33,301)
Units end of year	665,817	695,016	723,294	246,014	262,812	278,921
	BHFTII MetLife Mid Cap Stock Index Division			BHFTII MetLife MSCI EAFE® Index Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,755,165	1,847,012	1,980,000	4,490,291	4,501,021	4,476,776
Units issued and transferred from other funding options	123,378	1,631,812	162,884	461,454	3,884,927	521,843
Units redeemed and transferred to other funding options	(234,355)	(1,723,659)	(295,872)	(800,103)	(3,895,657)	(497,598)
Units end of year	1,644,188	1,755,165	1,847,012	4,151,642	4,490,291	4,501,021

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

	BHFTII Brighthouse/Wellington Core Equity Opportunities Division			BHFTII Frontier Mid Cap Growth Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	768,457	822,193	867,728	4,309,631	4,503,522	4,763,313
Units issued and transferred from other funding options	45,368	768,447	44,349	205,867	4,544,468	187,447
Units redeemed and transferred to other funding options	(89,049)	(822,183)	(89,884)	(456,431)	(4,738,359)	(447,238)
Units end of year	724,776	768,457	822,193	4,059,067	4,309,631	4,503,522
	BHFTII Loomis Sayles Small Cap Growth Division			BHFTII MetLife Aggregate Bond Index Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	311,640	333,987	357,529	5,940,962	6,374,351	5,813,302
Units issued and transferred from other funding options	18,839	327,108	31,255	1,044,084	4,533,630	1,217,746
Units redeemed and transferred to other funding options	(30,065)	(349,455)	(54,797)	(811,418)	(4,967,019)	(656,697)
Units end of year	300,414	311,640	333,987	6,173,628	5,940,962	6,374,351
	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,523,348	1,584,616	1,645,359	21,104,569	21,988,293	23,153,775
Units issued and transferred from other funding options	146,380	1,443,223	178,395	916,742	13,951,534	1,112,061
Units redeemed and transferred to other funding options	(194,096)	(1,504,491)	(239,138)	(2,141,570)	(14,835,258)	(2,277,543)
Units end of year	1,475,632	1,523,348	1,584,616	19,879,741	21,104,569	21,988,293

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023, 2022 and 2021:

	BHFTII MFS® Total Return Division			BHFTII MFS® Value Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	324,989	328,139	370,848	2,785,286	2,983,303	3,223,534
Units issued and transferred from other funding options	19,936	301,256	87,154	204,596	2,822,303	228,887
Units redeemed and transferred to other funding options	(39,264)	(304,406)	(129,863)	(336,184)	(3,020,320)	(469,118)
Units end of year	305,661	324,989	328,139	2,653,698	2,785,286	2,983,303
	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII VanEck Global Natural Resources Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,797,146	1,894,093	1,994,254	2,286	2,398	2,444
Units issued and transferred from other funding options	116,311	1,723,606	128,903	1,022	565	401
Units redeemed and transferred to other funding options	(231,917)	(1,820,553)	(229,064)	(724)	(677)	(447)
Units end of year	1,681,540	1,797,146	1,894,093	2,584	2,286	2,398
	Fidelity® VIP Asset Manager: Growth Division			Fidelity® VIP Contrafund® Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	90,405	94,576	98,498	71,544	75,799	78,321
Units issued and transferred from other funding options	1,790	1,148	906	450	706	738
Units redeemed and transferred to other funding options	(3,236)	(5,319)	(4,828)	(4,625)	(4,961)	(3,260)
Units end of year	88,959	90,405	94,576	67,369	71,544	75,799

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

	BHFTII Neuberger Berman Genesis Division			BHFTII T. Rowe Price Large Cap Growth Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	2,136,656	2,249,576	2,384,020	2,094,521	2,175,059	2,266,675
Units issued and transferred from other funding options	109,804	2,284,042	120,328	169,081	2,122,501	163,074
Units redeemed and transferred to other funding options	(225,844)	(2,396,962)	(254,772)	(277,586)	(2,203,039)	(254,690)
Units end of year	2,020,616	2,136,656	2,249,576	1,986,016	2,094,521	2,175,059
	BHFTII Western Asset Management Strategic Bond Opportunities Division			BHFTII Western Asset Management U.S. Government Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,413,577	1,517,593	1,547,262	808,864	904,209	913,585
Units issued and transferred from other funding options	173,738	1,424,078	210,370	141,813	913,711	150,441
Units redeemed and transferred to other funding options	(226,219)	(1,528,094)	(240,039)	(162,099)	(1,009,056)	(159,817)
Units end of year	1,361,096	1,413,577	1,517,593	788,578	808,864	904,209
	Fidelity® VIP Equity-Income Division			Fidelity® VIP Freedom 2010 Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	15,867	15,981	63	7,961	8,282	8,277
Units issued and transferred from other funding options	—	780	16,028	2,094	1,931	2,155
Units redeemed and transferred to other funding options	(177)	(894)	(110)	(2,388)	(2,252)	(2,150)
Units end of year	15,690	15,867	15,981	7,667	7,961	8,282

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023, 2022 and 2021:

	Fidelity® VIP Freedom 2020 Division			Fidelity® VIP Freedom 2025 Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	26,859	26,866	26,351	19,371	19,556	19,701
Units issued and transferred from other funding options	6,661	9,470	7,646	2,261	1,003	550
Units redeemed and transferred to other funding options	(7,532)	(9,477)	(7,131)	(1,928)	(1,188)	(695)
Units end of year	25,988	26,859	26,866	19,704	19,371	19,556
	Fidelity® VIP Freedom 2050 Division			Fidelity® VIP Government Money Market Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	8,267	7,764	8,217	329,555	299,668	295,595
Units issued and transferred from other funding options	12,327	11,434	10,389	163,802	236,598	122,630
Units redeemed and transferred to other funding options	(11,839)	(10,931)	(10,842)	(161,233)	(206,711)	(118,557)
Units end of year	8,755	8,267	7,764	332,124	329,555	299,668
	Fidelity® VIP Mid Cap Division			FTVIPT Franklin Income VIP Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	4,224	4,302	4,575	62	69	97
Units issued and transferred from other funding options	46	49	37	1	—	—
Units redeemed and transferred to other funding options	(125)	(127)	(310)	(3)	(7)	(28)
Units end of year	4,145	4,224	4,302	60	62	69

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

	Fidelity® VIP Freedom 2030 Division			Fidelity® VIP Freedom 2040 Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	19,034	16,595	18,016	16,792	15,661	17,068
Units issued and transferred from other funding options	35,469	32,316	26,411	29,144	27,246	21,560
Units redeemed and transferred to other funding options	(35,593)	(29,877)	(27,832)	(30,130)	(26,115)	(22,967)
Units end of year	18,910	19,034	16,595	15,806	16,792	15,661
	Fidelity® VIP High Income Division			Fidelity® VIP Investment Grade Bond Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	648	600	18,065	52,411	52,887	2,069
Units issued and transferred from other funding options	18	68	386	4,080	3,526	53,840
Units redeemed and transferred to other funding options	(23)	(20)	(17,851)	(2,989)	(4,002)	(3,022)
Units end of year	643	648	600	53,502	52,411	52,887
	FTVIPT Franklin Mutual Global Discovery VIP Division			FTVIPT Franklin Mutual Shares VIP Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	2,647	2,654	21,114	157	172	184
Units issued and transferred from other funding options	22	27	412	64	2	4
Units redeemed and transferred to other funding options	(976)	(34)	(18,872)	(86)	(17)	(16)
Units end of year	1,693	2,647	2,654	135	157	172

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2023, 2022 and 2021:

	FTVIPT Templeton Foreign VIP Division			FTVIPT Templeton Global Bond VIP Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	257,323	259,626	256,921	45,539	47,612	44,906
Units issued and transferred from other funding options	38,509	8,413	9,681	1,359	2,044	4,021
Units redeemed and transferred to other funding options	(41,750)	(10,716)	(6,976)	(1,577)	(4,117)	(1,315)
Units end of year	254,082	257,323	259,626	45,321	45,539	47,612
	Invesco V.I. EQV International Equity Division			Janus Henderson Balanced Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	11,679	12,554	12,399	37,368	38,249	39,040
Units issued and transferred from other funding options	562	838	750	58	51	34
Units redeemed and transferred to other funding options	(1,054)	(1,713)	(595)	(3,246)	(932)	(825)
Units end of year	11,187	11,679	12,554	34,180	37,368	38,249
	Janus Henderson Research Division			MFS® VIT Global Equity Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	13,549	13,656	13,761	3,328	3,295	3,248
Units issued and transferred from other funding options	—	—	—	62	72	82
Units redeemed and transferred to other funding options	(109)	(107)	(105)	(1,077)	(39)	(35)
Units end of year	13,440	13,549	13,656	2,313	3,328	3,295

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

	Goldman Sachs Small Cap Equity Insights Division			Invesco V.I. Comstock Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	324	528	684	2,578	2,640	29,639
Units issued and transferred from other funding options	13	10	12	1,377	—	524
Units redeemed and transferred to other funding options	(249)	(214)	(168)	(391)	(62)	(27,523)
Units end of year	88	324	528	3,564	2,578	2,640
	Janus Henderson Enterprise Division			Janus Henderson Forty Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	4,125	6,257	7,377	8,333	8,449	8,558
Units issued and transferred from other funding options	1,237	506	2,271	49	47	34
Units redeemed and transferred to other funding options	(955)	(2,638)	(3,391)	(163)	(163)	(143)
Units end of year	4,407	4,125	6,257	8,219	8,333	8,449
	MFS® VIT New Discovery Division			MFS® VIT II High Yield Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	456	490	518	6,622	6,753	6,846
Units issued and transferred from other funding options	—	—	—	—	—	—
Units redeemed and transferred to other funding options	(27)	(34)	(28)	(148)	(131)	(93)
Units end of year	429	456	490	6,474	6,622	6,753

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2023, 2022 and 2021:

	Morgan Stanley VIF Emerging Markets Debt Division			Morgan Stanley VIF Emerging Markets Equity Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	14,228	14,560	14,886	257,698	265,836	219,797
Units issued and transferred from other funding options	57	309	2,350	3,335	3,140	65,507
Units redeemed and transferred to other funding options	(1,649)	(641)	(2,676)	(5,659)	(11,278)	(19,468)
Units end of year	12,636	14,228	14,560	255,374	257,698	265,836
	PIMCO VIT Low Duration Division			Pioneer Mid Cap Value VCT Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	60,136	61,311	62,169	171	168	163
Units issued and transferred from other funding options	—	—	—	4	5	6
Units redeemed and transferred to other funding options	(1,322)	(1,175)	(858)	(2)	(2)	(1)
Units end of year	58,814	60,136	61,311	173	171	168

* Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the Division.

	PIMCO VIT All Asset Division			PIMCO VIT CommodityRealReturn® Strategy Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	1,447	1,456	1,453	3,302	3,598	4,019
Units issued and transferred from other funding options	25	28	34	60	142	60
Units redeemed and transferred to other funding options	(39)	(37)	(31)	(1,883)	(438)	(481)
Units end of year	1,433	1,447	1,456	1,479	3,302	3,598
	Royce Micro-Cap Division			Royce Small-Cap Division
	2023	2022	2021	2023	2022	2021
Units beginning of year	482	486	491	512	534	549
Units issued and transferred from other funding options	—	—	—	35	41	33
Units redeemed and transferred to other funding options	(5)	(4)	(5)	(68)	(63)	(48)
Units end of year	477	482	486	479	512	534

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund, portfolio or series, and total return ratios for the five years ended December 31, 2023:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
AB VPS Sustainable Global	2023	39,846	15.95	635,460	0.03	0.00	15.70
Thematic Division	2022	40,281	13.78	555,208	—	0.00	(27.17)
	2021	39,335	18.92	744,416	—	0.00	22.57
	2020	2,943	15.44	45,437	0.46	0.00	39.08
	2019	2,852	11.10	31,660	0.17	0.00	29.78
American Funds® American	2023	33,940	20.40	692,523	7.14	0.00	12.45
High-Income Trust Division	2022	37,930	18.15	688,237	7.95	0.00	(9.26)
	2021	34,243	20.00	684,784	5.72	0.00	8.42
	2020	2,630	18.44	48,516	9.42	0.00	7.94
	2019	1,992	17.09	34,035	7.35	0.00	12.55
American Funds® Global	2023	1,078,107	56.67 - 79.87	73,276,691	0.26	0.00 - 0.90	15.13 - 16.17
Small Capitalization Division	2022	1,132,883	49.22 - 68.75	66,296,749	—	0.00 - 0.90	(30.18) - (29.55)
	2021	1,139,224	70.50 - 97.59	94,694,126	—	0.00 - 0.90	5.78 - 6.74
	2020	1,190,615	66.65 - 91.43	92,801,053	0.17	0.00 - 0.90	28.56 - 29.72
	2019	1,280,303	51.84 - 70.48	77,030,169	0.16	0.00 - 0.90	30.34 - 31.52
American Funds® Growth	2023	677,363	117.44 - 522.31	309,678,363	0.36	0.00 - 0.90	37.25 - 38.48
Division[4]	2022	719,867	84.81 - 377.17	238,202,123	0.32	0.00 - 0.90	(30.56) - (29.94)
	2021	747,364	121.05 - 538.33	354,325,909	0.22	0.00 - 0.90	20.90 - 21.99
	2020	807,747	99.23 - 441.30	311,444,357	0.32	0.00 - 0.90	50.71 - 52.08
	2019	771,615	65.25 - 713.73	223,225,743	0.75	0.00 - 0.90	29.60 - 30.77
American Funds®	2023	699,109	177.06 - 661.18	151,789,123	1.38	0.00 - 0.90	25.01 - 26.14
Growth-Income Division	2022	746,782	141.63 - 524.18	128,565,458	1.28	0.00 - 0.90	(17.24) - (16.49)
	2021	784,312	171.14 - 627.71	161,880,006	1.13	0.00 - 0.90	22.98 - 24.10
	2020	835,146	139.15 - 505.83	138,973,519	1.37	0.00 - 0.90	12.53 - 13.55
	2019	883,644	123.66 - 445.48	129,723,950	1.67	0.00 - 0.90	25.01 - 26.14
American Funds®	2023	37,037	50.02	1,852,432	1.31	0.00	15.84
International Division	2022	39,783	43.18	1,717,653	1.74	0.00	(20.79)
	2021	42,197	54.50	2,299,903	2.44	0.00	(1.50)
	2020	41,938	55.33	2,320,506	0.67	0.00	13.97
	2019	43,385	48.55	2,106,276	1.46	0.00	22.88
American Funds® The Bond	2023	422,624	13.64 - 26.88	7,009,998	3.49	0.00 - 0.90	4.08 - 5.02
Fund of America Division	2022	423,959	13.10 - 25.60	6,661,813	2.87	0.00 - 0.90	(13.36) - (12.58)
	2021	455,889	15.12 - 29.28	8,205,563	1.45	0.00 - 0.90	(1.20) - (0.31)
	2020	435,425	15.31 - 29.37	7,903,513	2.12	0.00 - 0.90	8.75 - 9.73
	2019	414,967	14.07 - 26.77	6,856,016	2.68	0.00 - 0.90	8.38 - 9.36

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® U.S.	2023	2,162	25.84	55,846	3.75	0.00	2.89
Government Securities	2022	2,184	25.11	54,849	3.75	0.00	(10.95)
Division	2021	2,209	28.20	62,304	1.29	0.00	(0.62)
	2020	2,271	28.37	64,431	1.84	0.00	9.80
	2019	2,299	25.84	59,401	2.05	0.00	5.32
BHFTI AB Global Dynamic	2023	4,767	17.29	82,416	2.96	0.00	11.64
Allocation Division	2022	5,328	15.49	82,503	4.35	0.00	(20.43)
	2021	5,843	19.46	113,713	0.22	0.00	9.28
	2020	5,884	17.81	104,790	1.69	0.00	6.09
	2019	5,461	16.79	91,680	3.45	0.00	18.07
BHFTI American Funds®	2023	65,853	27.00	1,778,218	2.60	0.00	16.72
Balanced Allocation Division	2022	66,330	23.14	1,534,563	1.75	0.00	(16.53)
	2021	64,025	27.72	1,774,603	1.41	0.00	12.55
	2020	60,418	24.63	1,487,933	1.96	0.00	15.84
	2019	67,995	21.26	1,445,605	2.08	0.00	19.88
BHFTI American Funds®	2023	101,114	30.66	3,100,002	2.36	0.00	20.66
Growth Allocation Division	2022	108,585	25.41	2,758,925	1.43	0.00	(18.37)
	2021	108,861	31.13	3,388,399	1.06	0.00	16.21
	2020	97,971	26.78	2,623,990	1.85	0.00	17.34
	2019	98,420	22.83	2,246,552	1.93	0.00	24.05
BHFTI American Funds®	2023	87,277	23.71	2,069,460	2.93	0.00	13.23
Moderate Allocation Division	2022	84,899	20.94	1,777,871	2.04	0.00	(14.41)
	2021	84,150	24.47	2,058,790	1.79	0.00	9.98
	2020	81,015	22.25	1,802,190	2.20	0.00	13.30
	2019	82,898	19.63	1,627,630	2.25	0.00	16.59
BHFTI BlackRock Global	2023	17,115	17.16	293,659	3.31	0.00	13.32
Tactical Strategies Division	2022	17,997	15.14	272,504	3.06	0.00	(18.89)
	2021	33,114	18.67	618,131	1.47	0.00	9.79
	2020	38,507	17.00	654,705	1.54	0.00	4.31
	2019	34,843	16.30	567,933	0.20	0.00	20.63
BHFTI Brighthouse Asset	2023	802,853	32.84 - 370.53	31,238,848	2.97	0.00 - 0.90	20.02 - 21.10
Allocation 100 Division	2022	836,110	27.36 - 306.71	26,852,250	1.62	0.00 - 0.90	(20.60) - (19.89)
	2021	908,927	34.46 - 384.11	36,535,719	1.32	0.00 - 0.90	17.28 - 18.34
	2020	880,792	29.39 - 325.17	29,845,174	1.37	0.00 - 0.90	18.16 - 19.23
	2019	923,654	24.87 - 273.45	26,239,390	1.78	0.00 - 0.90	26.65 - 27.79
BHFTI Brighthouse Balanced	2023	23,113	19.55	451,864	3.14	0.00	9.24
Plus Division	2022	22,742	17.90	407,015	2.44	0.00	(21.81)
	2021	22,982	22.89	526,014	2.29	0.00	7.54
	2020	22,076	21.28	469,831	2.45	0.00	12.52
	2019	24,489	18.91	463,179	2.00	0.00	23.57
BHFTI Brighthouse Small Cap	2023	28,904	46.19	1,335,008	0.99	0.00	13.95
Value Division	2022	29,307	40.53	1,187,940	0.62	0.00	(13.09)
	2021	29,676	46.64	1,384,093	0.83	0.00	31.77
	2020	29,467	35.40	1,043,005	1.30	0.00	(0.57)
	2019	28,267	35.60	1,006,269	0.84	0.00	28.78

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse/abrdn	2023	96,855	14.71 - 23.07	1,710,026	1.14	0.00	6.47 - 6.67
Emerging Markets Equity	2022	95,390	13.79 - 21.67	1,587,039	0.89	0.00	(25.81) - (25.58)
Division	2021	87,255	18.52 - 29.21	1,977,225	0.27	0.00	(5.07) - (4.81)
	2020	83,457	19.46 - 30.77	2,019,002	1.96	0.00	27.30 - 27.68
	2019	86,472	15.24 - 24.17	1,613,170	1.80	0.00	20.75 - 20.98
BHFTI Brighthouse/Templeton	2023	25,208	13.15	331,563	—	0.00	3.70
International Bond Division	2022	23,371	12.68	296,436	—	0.00	(4.42)
	2021	25,173	13.27	334,055	—	0.00	(4.69)
	2020	21,919	13.92	305,204	6.58	0.00	(5.75)
	2019	20,570	14.77	303,898	8.43	0.00	1.44
BHFTI Brighthouse/Wellington	2023	6,142,755	38.64 - 153.62	604,262,994	0.83	0.00 - 0.90	24.72 - 25.84
Large Cap Research Division	2022	6,530,163	30.74 - 123.17	513,994,055	0.73	0.00 - 0.90	(19.68) - (18.96)
	2021	6,911,693	37.96 - 153.36	674,672,049	0.86	0.00 - 0.90	23.37 - 24.48
	2020	7,329,428	30.52 - 124.30	577,620,175	1.13	0.00 - 0.90	21.27 - 22.37
	2019	7,682,381	24.96 - 102.50	499,000,336	1.15	0.00 - 0.90	30.99 - 32.17
BHFTI CBRE Global Real	2023	902,592	26.05 - 31.09	27,500,616	2.73	0.00 - 0.90	11.86 - 12.87
Estate Division	2022	911,942	23.29 - 27.55	24,640,317	4.42	0.00 - 0.90	(25.39) - (24.71)
	2021	924,250	31.21 - 36.59	33,176,450	3.05	0.00 - 0.90	33.49 - 34.70
	2020	990,960	23.38 - 27.16	26,416,840	4.69	0.00 - 0.90	(5.63) - (4.78)
	2019	1,058,412	24.78 - 28.53	29,628,630	3.28	0.00 - 0.90	23.98 - 25.10
BHFTI Harris Oakmark	2023	947,105	22.65 - 44.40	40,259,132	2.12	0.00 - 0.90	18.19 - 19.26
International Division	2022	1,021,747	18.99 - 37.23	36,475,971	2.44	0.00 - 0.90	(16.54) - (15.78)
	2021	1,041,451	22.55 - 44.21	44,087,552	0.84	0.00 - 0.90	7.69 - 8.66
	2020	1,098,169	20.75 - 40.68	42,373,128	3.34	0.00 - 0.90	4.42 - 5.37
	2019	1,149,294	19.69 - 38.61	42,162,984	2.42	0.00 - 0.90	23.72 - 24.83
BHFTI Invesco Balanced-Risk	2023	44,274	1.63	72,050	3.36	0.00	6.44
Allocation Division	2022	48,650	1.53	74,383	5.95	0.00	(12.41)
	2021	56,319	1.75	98,311	2.96	0.00	9.69
	2020	52,763	1.59	83,967	5.35	0.00	10.14
	2019	48,880	1.44	70,629	—	0.00	15.28
BHFTI Invesco Global Equity	2023	1,006,430	60.49 - 76.99	68,309,982	0.37	0.00 - 0.90	33.78 - 34.99
Division	2022	1,066,494	45.21 - 57.03	53,633,175	—	0.00 - 0.90	(32.31) - (31.70)
	2021	1,098,505	66.79 - 83.50	80,996,894	0.13	0.00 - 0.90	14.72 - 15.76
	2020	1,152,521	58.22 - 72.13	73,613,883	0.89	0.00 - 0.90	26.77 - 27.92
	2019	1,230,393	45.93 - 56.39	61,706,401	1.06	0.00 - 0.90	30.73 - 31.91
BHFTI Invesco Small Cap	2023	160,171	46.26 - 63.69	8,815,332	—	0.00 - 0.90	11.33 - 12.33
Growth Division	2022	173,232	41.55 - 56.70	8,490,182	—	0.00 - 0.90	(35.62) - (35.04)
	2021	176,409	64.55 - 87.28	13,295,343	—	0.00 - 0.90	6.16 - 7.12
	2020	170,045	60.80 - 81.48	11,990,947	0.09	0.00 - 0.90	55.83 - 57.24
	2019	172,676	39.02 - 51.82	7,743,564	—	0.00 - 0.90	23.52 - 24.64
BHFTI JPMorgan Global	2023	97,146	1.85	180,173	1.74	0.00	10.51
Active Allocation Division	2022	98,827	1.68	165,865	2.49	0.00	(17.54)
	2021	116,936	2.04	238,019	0.48	0.00	9.64
	2020	110,963	1.86	206,006	2.17	0.00	12.23
	2019	109,106	1.65	180,493	3.22	0.00	16.91

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI JPMorgan Small Cap	2023	16,655	42.11	701,351	1.36	0.00	13.21
Value Division	2022	17,017	37.20	632,985	1.15	0.00	(13.21)
	2021	17,916	42.86	767,865	1.12	0.00	33.01
	2020	19,793	32.22	637,763	1.41	0.00	6.34
	2019	17,082	30.30	517,568	1.41	0.00	19.53
BHFTI Loomis Sayles Global	2023	10,114	39.33	397,793	—	0.00	22.51
Allocation Division	2022	10,345	32.10	332,108	—	0.00	(23.12)
	2021	10,832	41.76	452,338	1.01	0.00	14.57
	2020	15,397	36.45	561,208	0.94	0.00	15.11
	2019	14,485	31.67	458,663	1.76	0.00	27.86
BHFTI Loomis Sayles Growth	2023	1,373,087	36.41 - 45.32	60,020,658	—	0.00 - 0.90	50.71 - 52.06
Division	2022	1,435,807	24.16 - 29.81	41,347,803	—	0.00 - 0.90	(28.51) - (27.86)
	2021	1,490,938	33.79 - 41.32	59,524,218	0.20	0.00 - 0.90	17.60 - 18.66
	2020	1,591,359	28.74 - 34.82	53,589,941	0.83	0.00 - 0.90	31.35 - 32.54
	2019	1,729,858	21.88 - 26.27	44,014,963	1.05	0.00 - 0.90	22.72 - 23.83
BHFTI MetLife Multi-Index	2023	1,171	177.16	207,433	2.27	0.00	13.82
Targeted Risk Division	2022	1,120	155.65	174,332	1.84	0.00	(21.09)
	2021	1,161	197.25	228,985	1.75	0.00	9.72
	2020	1,152	179.78	207,140	2.20	0.00	6.56
	2019	1,128	168.72	190,385	2.12	0.00	21.71
BHFTI MFS® Research	2023	662,277	26.85 - 32.92	20,282,373	1.61	0.00 - 0.90	12.04 - 13.05
International Division	2022	759,529	23.97 - 29.12	20,434,855	2.01	0.00 - 0.90	(18.04) - (17.30)
	2021	771,897	29.24 - 35.22	25,123,312	1.10	0.00 - 0.90	10.98 - 11.98
	2020	810,239	26.35 - 31.45	23,548,115	2.30	0.00 - 0.90	12.26 - 13.27
	2019	757,602	23.31 - 27.76	19,669,707	1.52	0.00 - 0.90	27.54 - 28.69
BHFTI Morgan Stanley	2023	6,662,885	22.01 - 61.78	327,902,468	—	0.00 - 0.90	39.98 - 41.23
Discovery Division	2022	6,944,567	15.58 - 43.74	242,801,988	—	0.00 - 0.90	(62.81) - (62.47)
	2021	7,148,412	41.52 - 116.54	667,533,016	—	0.00 - 0.90	(11.34) - (10.54)
	2020	7,603,605	46.41 - 130.27	795,347,450	—	0.00 - 0.90	151.49 - 153.77
	2019	8,205,516	18.29 - 51.34	339,317,318	—	0.00 - 0.90	39.21 - 40.47
BHFTI PanAgora Global	2023	137,082	1.29	177,025	7.68	0.00	4.71
Diversified Risk Division	2022	130,761	1.23	161,265	14.98	0.00	(25.66)
	2021	726	1.66	1,204	—	0.00	6.39
	2020	548	1.56	855	3.27	0.00	11.85
	2019	484	1.39	674	3.07	0.00	21.99
BHFTI PIMCO Inflation	2023	516,127	14.47 - 21.81	9,633,903	2.36	0.00 - 0.90	2.82 - 3.74
Protected Bond Division	2022	521,939	13.95 - 21.02	9,398,333	6.61	0.00 - 0.90	(12.39) - (11.60)
	2021	564,224	15.78 - 23.78	11,483,521	0.94	0.00 - 0.90	4.67 - 5.61
	2020	564,791	14.94 - 22.52	10,790,167	2.99	0.00 - 0.90	10.85 - 11.85
	2019	584,141	13.36 - 20.13	9,924,534	3.63	0.00 - 0.90	7.52 - 8.49
BHFTI PIMCO Total Return	2023	2,244,014	13.96 - 25.82	47,943,842	3.15	0.00 - 0.90	5.27 - 6.22
Division	2022	2,194,741	13.15 - 24.31	44,749,811	3.19	0.00 - 0.90	(15.11) - (14.34)
	2021	2,325,136	15.35 - 28.38	55,623,579	1.98	0.00 - 0.90	(2.02) - (1.13)
	2020	2,127,098	15.52 - 28.70	53,377,735	3.96	0.00 - 0.90	7.84 - 8.82
	2019	2,140,981	14.27 - 26.37	49,636,590	3.07	0.00 - 0.90	7.71 - 8.69

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Schroders Global	2023	86,492	1.76	152,260	1.88	0.00	15.02
Multi-Asset Division	2022	78,799	1.53	120,604	1.41	0.00	(20.17)
	2021	77,519	1.92	148,622	0.32	0.00	11.42
	2020	73,514	1.72	126,497	1.74	0.00	2.11
	2019	66,855	1.69	112,663	1.48	0.00	21.49
BHFTI SSGA Growth and	2023	309,380	23.23 - 28.91	8,406,849	2.55	0.00 - 0.90	13.10 - 14.12
Income ETF Division	2022	326,748	20.54 - 25.33	7,797,152	3.26	0.00 - 0.90	(15.85) - (15.09)
	2021	351,544	24.41 - 29.83	9,885,163	1.94	0.00 - 0.90	12.59 - 13.61
	2020	361,641	21.68 - 26.26	8,953,964	2.89	0.00 - 0.90	9.15 - 10.14
	2019	389,915	19.86 - 23.84	8,774,580	2.60	0.00 - 0.90	18.80 - 19.88
BHFTI SSGA Growth ETF	2023	289,280	24.82 - 31.47	8,562,040	2.06	0.00 - 0.90	15.09 - 16.13
Division	2022	326,825	21.57 - 27.10	8,359,593	3.03	0.00 - 0.90	(16.43) - (15.67)
	2021	330,986	25.81 - 32.14	10,058,945	1.65	0.00 - 0.90	16.83 - 17.88
	2020	333,024	22.09 - 27.27	8,591,681	2.60	0.00 - 0.90	10.06 - 11.06
	2019	334,933	20.07 - 24.55	7,772,729	2.23	0.00 - 0.90	21.50 - 22.60
BHFTI T. Rowe Price Large	2023	98,383	37.16	3,655,543	2.05	0.00	9.91
Cap Value Division	2022	105,297	33.81	3,559,796	1.84	0.00	(4.89)
	2021	106,511	35.55	3,785,981	2.00	0.00	26.30
	2020	114,061	28.14	3,210,189	2.58	0.00	3.15
	2019	113,705	27.29	3,102,498	2.23	0.00	26.81
BHFTI T. Rowe Price Mid Cap	2023	939,361	42.93 - 75.65	48,021,069	—	0.00 - 0.90	19.04 - 20.11
Growth Division	2022	994,708	36.07 - 63.12	42,385,009	—	0.00 - 0.90	(23.03) - (22.33)
	2021	1,050,561	46.86 - 81.48	57,734,869	—	0.00 - 0.90	14.11 - 15.15
	2020	1,107,534	41.06 - 70.87	52,915,937	0.25	0.00 - 0.90	23.19 - 24.30
	2019	1,217,875	33.33 - 57.19	46,858,064	0.26	0.00 - 0.90	30.24 - 31.42
BHFTI Victory Sycamore Mid	2023	1,509,698	45.87 - 97.72	116,181,232	1.64	0.00 - 0.90	9.22 - 10.20
Cap Value Division	2022	1,596,435	41.62 - 88.68	111,565,348	1.87	0.00 - 0.90	(3.32) - (2.45)
	2021	1,711,609	42.67 - 90.90	122,798,110	1.29	0.00 - 0.90	30.95 - 32.13
	2020	1,808,639	32.29 - 68.80	98,316,934	1.63	0.00 - 0.90	6.90 - 7.87
	2019	1,873,760	29.94 - 63.78	94,502,489	1.31	0.00 - 0.90	28.19 - 29.35
BHFTII Baillie Gifford	2023	1,819,251	21.73 - 32.88	45,880,275	1.30	0.00 - 0.90	17.53 - 18.59
International Stock Division	2022	1,906,504	18.33 - 27.73	40,730,492	1.14	0.00 - 0.90	(29.24) - (28.60)
	2021	1,934,614	25.67 - 38.84	58,182,186	0.94	0.00 - 0.90	(1.64) - (0.76)
	2020	1,983,009	25.86 - 39.13	60,383,398	1.95	0.00 - 0.90	25.44 - 26.58
	2019	2,066,442	20.43 - 30.92	49,933,924	1.33	0.00 - 0.90	31.63 - 32.82
BHFTII BlackRock Bond	2023	2,144,674	24.77 - 117.32	66,143,839	3.13	0.00 - 0.90	4.89 - 5.84
Income Division	2022	2,201,543	23.41 - 110.85	64,575,963	2.90	0.00 - 0.90	(14.91) - (14.15)
	2021	2,364,397	27.26 - 129.11	80,938,017	2.73	0.00 - 0.90	(1.33) - (0.44)
	2020	2,497,234	27.38 - 129.68	85,545,862	3.61	0.00 - 0.90	7.62 - 8.60
	2019	2,580,447	25.22 - 119.41	82,259,521	3.68	0.00 - 0.90	8.84 - 9.83
BHFTII BlackRock Capital	2023	346,898	48.11 - 193.67	25,223,530	0.04	0.00 - 0.90	48.28 - 49.61
Appreciation Division	2022	339,528	32.16 - 129.45	16,550,858	—	0.00 - 0.90	(38.17) - (37.61)
	2021	343,846	51.54 - 207.48	26,765,186	—	0.00 - 0.90	20.12 - 21.20
	2020	345,252	42.53 - 171.19	22,244,614	—	0.00 - 0.90	39.40 - 40.66
	2019	346,393	30.23 - 121.70	15,931,824	0.22	0.00 - 0.90	31.66 - 32.85

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII BlackRock	2023	1,195,881	17.67 - 20.22	23,782,443	1.67	0.00 - 0.90	4.11 - 5.05
Ultra-Short Term Bond	2022	1,204,900	16.97 - 19.25	22,849,135	—	0.00 - 0.90	0.54 - 1.44
Division	2021	1,262,019	16.88 - 18.97	23,583,580	0.33	0.00 - 0.90	(1.09) - (0.19)
	2020	1,362,096	17.07 - 19.01	25,545,918	2.13	0.00 - 0.90	(0.47) - 0.43
	2019	1,501,263	17.15 - 18.93	28,087,767	1.80	0.00 - 0.90	1.21 - 2.13
BHFTII Brighthouse Asset	2023	159,215	18.72 - 211.52	3,435,185	3.70	0.00 - 0.90	7.11 - 8.08
Allocation 20 Division	2022	161,003	17.48 - 196.17	3,217,663	3.21	0.00 - 0.90	(13.33) - (12.54)
	2021	205,170	20.17 - 224.68	4,667,713	3.25	0.00 - 0.90	3.07 - 4.01
	2020	215,846	19.57 - 216.69	4,732,795	2.92	0.00 - 0.90	8.72 - 9.70
	2019	225,662	18.00 - 197.86	4,516,440	2.35	0.00 - 0.90	11.14 - 12.14
BHFTII Brighthouse Asset	2023	348,161	22.31 - 251.54	10,465,365	3.57	0.00 - 0.90	9.83 - 10.82
Allocation 40 Division	2022	354,693	20.31 - 227.60	9,630,479	2.80	0.00 - 0.90	(14.40) - (13.63)
	2021	373,672	23.73 - 264.15	11,713,955	2.85	0.00 - 0.90	6.72 - 7.68
	2020	405,649	22.23 - 245.90	11,660,215	2.87	0.00 - 0.90	10.31 - 11.31
	2019	437,228	20.16 - 221.46	11,161,607	2.40	0.00 - 0.90	14.91 - 15.94
BHFTII Brighthouse Asset	2023	1,975,865	26.21 - 295.85	59,612,791	3.35	0.00 - 0.90	12.91 - 13.93
Allocation 60 Division	2022	2,030,106	23.21 - 260.45	53,824,566	2.43	0.00 - 0.90	(15.93) - (15.17)
	2021	2,114,011	27.61 - 307.61	66,140,037	2.32	0.00 - 0.90	10.18 - 11.17
	2020	2,185,612	25.06 - 277.36	61,629,691	2.44	0.00 - 0.90	13.06 - 14.09
	2019	2,321,571	22.16 - 243.62	57,435,303	2.19	0.00 - 0.90	18.77 - 19.85
BHFTII Brighthouse Asset	2023	3,346,203	30.07 - 35.57	116,834,367	3.30	0.00 - 0.90	16.46 - 17.51
Allocation 80 Division	2022	3,616,566	25.82 - 30.27	107,621,669	2.08	0.00 - 0.90	(18.45) - (17.71)
	2021	3,736,533	31.66 - 36.79	135,292,452	1.88	0.00 - 0.90	13.85 - 14.87
	2020	3,924,463	27.81 - 32.02	123,881,151	2.06	0.00 - 0.90	15.96 - 17.01
	2019	4,095,013	23.99 - 27.37	110,596,939	2.00	0.00 - 0.90	22.92 - 24.04
BHFTII Brighthouse/Artisan	2023	106,117	53.49 - 786.90	72,467,831	0.84	0.00 - 0.90	17.47 - 18.53
Mid Cap Value Division	2022	112,226	45.24 - 663.88	64,770,145	0.96	0.00 - 0.90	(13.40) - (12.62)
	2021	119,694	51.90 - 759.76	78,750,610	0.93	0.00 - 0.90	25.77 - 26.91
	2020	129,202	41.00 - 598.68	65,211,225	0.96	0.00 - 0.90	5.29 - 6.25
	2019	132,110	38.68 - 563.49	63,307,525	0.76	0.00 - 0.90	22.64 - 23.75
BHFTII Brighthouse/Wellington	2023	5,138,146	45.65 - 184.71	350,011,141	2.15	0.00 - 0.90	17.05 - 18.10
Balanced Division	2022	5,459,333	38.65 - 156.40	317,300,443	1.72	0.00 - 0.90	(17.82) - (17.08)
	2021	5,757,787	46.61 - 188.61	405,316,113	1.83	0.00 - 0.90	13.00 - 14.02
	2020	6,068,802	40.88 - 165.41	376,504,610	2.21	0.00 - 0.90	16.67 - 17.72
	2019	6,391,352	34.72 - 140.51	339,265,361	2.20	0.00 - 0.90	21.89 - 22.99
BHFTII Brighthouse/Wellington	2023	724,776	50.56 - 167.04	101,645,372	1.43	0.00 - 0.90	6.70 - 7.66
Core Equity Opportunities	2022	768,457	46.97 - 155.16	100,213,793	1.47	0.00 - 0.90	(5.93) - (5.08)
Division	2021	822,193	49.48 - 163.46	113,033,607	1.39	0.00 - 0.90	23.31 - 24.43
	2020	867,728	39.77 - 131.37	95,952,366	1.61	0.00 - 0.90	10.27 - 11.27
	2019	909,178	35.74 - 118.06	90,517,969	1.61	0.00 - 0.90	29.76 - 30.94
BHFTII Frontier Mid Cap	2023	4,059,067	59.52 - 226.81	286,178,088	—	0.00 - 0.90	16.94 - 18.00
Growth Division	2022	4,309,631	50.44 - 192.22	259,298,023	—	0.00 - 0.90	(28.79) - (28.15)
	2021	4,503,522	70.20 - 267.51	379,750,516	—	0.00 - 0.90	13.65 - 14.68
	2020	4,763,313	61.21 - 233.26	352,347,332	—	0.00 - 0.90	30.51 - 31.70
	2019	5,034,751	46.48 - 177.12	284,652,778	—	0.00 - 0.90	31.94 - 33.13

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Jennison Growth	2023	665,817	39.16 - 86.44	54,273,975	—	0.00 - 0.90	51.90 - 53.26
Division	2022	695,016	25.55 - 56.40	36,949,284	—	0.00 - 0.90	(39.42) - (38.87)
	2021	723,294	41.80 - 92.26	63,138,957	—	0.00 - 0.90	16.12 - 17.17
	2020	973,705	35.67 - 78.74	63,757,959	0.21	0.00 - 0.90	55.39 - 56.80
	2019	1,219,293	22.75 - 50.22	46,586,115	0.45	0.00 - 0.90	31.64 - 32.83
BHFTII Loomis Sayles Small	2023	246,014	55.76 - 162.76	28,865,510	0.19	0.00 - 0.90	16.42 - 17.46
Cap Core Division[4]	2022	262,812	47.47 - 138.56	26,292,547	—	0.00 - 0.90	(15.82) - (15.06)
	2021	278,921	55.89 - 163.13	32,916,898	0.08	0.00 - 0.90	20.86 - 21.95
	2020	294,826	45.83 - 133.77	28,568,739	0.13	0.00 - 0.90	11.06 - 12.07
	2019	56,229	40.90 - 905.79	26,944,849	0.03	0.00 - 0.90	24.41 - 25.54
BHFTII Loomis Sayles Small	2023	300,414	39.34 - 48.23	14,221,421	—	0.00 - 0.90	10.91 - 11.91
Cap Growth Division	2022	311,640	35.47 - 43.10	13,189,360	—	0.00 - 0.90	(23.65) - (22.96)
	2021	333,987	46.45 - 55.94	18,356,226	—	0.00 - 0.90	9.02 - 10.00
	2020	357,529	42.61 - 50.85	17,857,777	—	0.00 - 0.90	33.14 - 34.34
	2019	405,373	32.00 - 37.85	15,100,926	—	0.00 - 0.90	25.74 - 26.88
BHFTII MetLife Aggregate	2023	6,173,628	19.00 - 24.36	148,403,441	2.87	0.00 - 0.90	4.26 - 5.20
Bond Index Division	2022	5,940,962	18.23 - 23.16	135,750,759	2.85	0.00 - 0.90	(13.87) - (13.09)
	2021	6,374,351	21.16 - 26.65	167,582,568	2.50	0.00 - 0.90	(2.81) - (1.93)
	2020	5,813,302	21.77 - 27.17	155,753,138	2.80	0.00 - 0.90	6.25 - 7.21
	2019	5,812,785	20.49 - 25.35	145,313,344	3.09	0.00 - 0.90	7.66 - 8.64
BHFTII MetLife Mid Cap	2023	1,644,188	60.99 - 75.33	120,873,694	1.30	0.00 - 0.90	15.05 - 16.08
Stock Index Division	2022	1,755,165	53.01 - 64.89	111,082,035	1.12	0.00 - 0.90	(14.03) - (13.26)
	2021	1,847,012	61.67 - 74.81	134,806,882	1.08	0.00 - 0.90	23.28 - 24.40
	2020	1,980,000	50.02 - 60.14	116,199,047	1.43	0.00 - 0.90	12.38 - 13.39
	2019	2,028,102	44.51 - 53.03	105,130,205	1.38	0.00 - 0.90	24.82 - 25.95
BHFTII MetLife MSCI EAFE®	2023	4,151,642	18.75 - 29.63	109,846,788	2.50	0.00 - 0.90	16.88 - 17.93
Index Division	2022	4,490,291	16.04 - 25.13	100,713,181	3.70	0.00 - 0.90	(15.24) - (14.47)
	2021	4,501,021	18.92 - 29.38	118,103,808	1.79	0.00 - 0.90	9.73 - 10.72
	2020	4,476,776	17.25 - 26.53	105,987,571	3.13	0.00 - 0.90	6.88 - 7.85
	2019	4,565,504	16.14 - 24.60	100,342,710	2.63	0.00 - 0.90	20.84 - 21.93
BHFTII MetLife Russell 2000®	2023	1,475,632	42.16 - 68.49	91,170,955	1.32	0.00 - 0.90	15.76 - 16.80
Index Division	2022	1,523,348	36.42 - 58.64	80,456,431	1.07	0.00 - 0.90	(20.94) - (20.23)
	2021	1,584,616	46.06 - 73.51	104,957,780	0.99	0.00 - 0.90	13.49 - 14.52
	2020	1,645,359	40.59 - 64.19	95,347,869	1.36	0.00 - 0.90	18.55 - 19.62
	2019	1,720,023	34.24 - 53.66	83,270,353	1.19	0.00 - 0.90	24.50 - 25.62
BHFTII MetLife Stock Index	2023	19,879,741	58.05 - 260.01	1,590,286,340	1.39	0.00 - 0.90	24.81 - 25.94
Division	2022	21,104,569	46.09 - 206.46	1,344,098,565	1.28	0.00 - 0.90	(19.03) - (18.30)
	2021	21,988,293	56.42 - 252.69	1,717,996,347	1.50	0.00 - 0.90	27.21 - 28.36
	2020	23,153,775	43.95 - 196.87	1,409,776,127	1.86	0.00 - 0.90	17.04 - 18.10
	2019	24,254,257	37.22 - 166.69	1,253,040,903	2.11	0.00 - 0.90	29.97 - 31.15
BHFTII MFS® Total Return	2023	305,661	29.23 - 170.63	10,885,467	2.17	0.00 - 0.90	9.42 - 10.40
Division	2022	324,989	26.72 - 154.55	10,410,232	1.79	0.00 - 0.90	(10.44) - (9.63)
	2021	328,139	29.83 - 171.03	11,534,646	1.84	0.00 - 0.90	13.19 - 14.22
	2020	370,848	26.35 - 149.74	11,450,715	2.39	0.00 - 0.90	8.78 - 9.76
	2019	402,049	24.23 - 136.42	11,322,426	2.99	0.00 - 0.90	19.29 - 20.37

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MFS® Value Division	2023	2,653,698	45.46 - 66.84	131,855,576	1.87	0.00 - 0.90	7.18 - 8.15
	2022	2,785,286	42.03 - 61.81	127,780,348	1.72	0.00 - 0.90	(6.82) - (5.98)
	2021	2,983,303	44.70 - 65.73	145,785,557	1.56	0.00 - 0.90	24.42 - 25.54
	2020	3,223,534	35.61 - 52.36	126,437,900	1.97	0.00 - 0.90	3.03 - 3.96
	2019	3,412,658	34.25 - 50.37	129,708,718	1.91	0.00 - 0.90	28.97 - 30.13
BHFTII Neuberger Berman	2023	2,020,616	58.51 - 72.27	143,062,419	0.13	0.00 - 0.90	14.49 - 15.53
Genesis Division	2022	2,136,656	51.10 - 62.55	131,024,850	—	0.00 - 0.90	(19.88) - (19.15)
	2021	2,249,576	63.78 - 77.37	170,768,848	0.08	0.00 - 0.90	17.35 - 18.41
	2020	2,384,020	54.35 - 65.34	152,961,400	0.18	0.00 - 0.90	23.98 - 25.11
	2019	2,525,813	43.83 - 52.23	129,615,154	0.24	0.00 - 0.90	28.52 - 29.68
BHFTII T. Rowe Price Large	2023	1,986,016	49.00 - 86.46	142,074,519	—	0.00 - 0.90	45.50 - 46.81
Cap Growth Division	2022	2,094,521	33.68 - 58.89	101,829,196	—	0.00 - 0.90	(41.00) - (40.46)
	2021	2,175,059	57.08 - 98.92	177,583,885	—	0.00 - 0.90	19.15 - 20.22
	2020	2,266,675	47.91 - 82.28	154,221,627	0.23	0.00 - 0.90	35.72 - 36.95
	2019	2,411,422	35.30 - 60.08	120,058,034	0.42	0.00 - 0.90	29.81 - 30.99
BHFTII T. Rowe Price Small	2023	1,681,540	74.88 - 96.85	146,336,492	0.05	0.00 - 0.90	20.48 - 21.57
Cap Growth Division	2022	1,797,146	62.15 - 79.67	129,077,649	0.21	0.00 - 0.90	(22.85) - (22.15)
	2021	1,894,093	80.56 - 102.35	175,366,399	0.03	0.00 - 0.90	10.67 - 11.67
	2020	1,994,254	72.80 - 91.65	165,942,863	0.20	0.00 - 0.90	23.22 - 24.34
	2019	2,156,978	59.08 - 73.71	145,221,926	0.05	0.00 - 0.90	31.97 - 33.16
BHFTII VanEck Global	2023	2,584	177.21	457,893	2.87	0.00	(3.49)
Natural Resources Division	2022	2,286	183.62	419,687	2.72	0.00	8.24
	2021	2,398	169.65	406,789	1.25	0.00	18.82
	2020	2,444	142.77	348,927	1.38	0.00	21.58
	2019	2,985	117.43	350,488	0.61	0.00	12.59
BHFTII Western Asset	2023	1,361,096	12.51 - 53.43	46,427,186	6.55	0.00 - 0.90	8.46 - 9.44
Management Strategic Bond	2022	1,413,577	11.44 - 48.83	43,750,373	6.07	0.00 - 0.90	(17.40) - (16.66)
Opportunities Division	2021	1,517,593	13.72 - 58.58	55,757,889	3.74	0.00 - 0.90	1.90 - 2.82
	2020	1,547,262	13.34 - 56.98	56,289,149	5.86	0.00 - 0.90	5.95 - 6.92
	2019	1,645,761	12.48 - 53.29	56,510,228	4.91	0.00 - 0.90	13.46 - 14.49
BHFTII Western Asset	2023	788,578	16.41 - 27.72	15,739,668	2.32	0.00 - 0.90	3.93 - 4.87
Management U.S. Government	2022	808,864	15.79 - 26.44	15,449,283	2.26	0.00 - 0.90	(9.82) - (9.01)
Division	2021	904,209	17.51 - 29.05	19,505,610	2.65	0.00 - 0.90	(2.40) - (1.52)
	2020	913,585	17.94 - 29.50	19,983,786	3.13	0.00 - 0.90	4.30 - 5.24
	2019	803,446	17.20 - 28.03	16,117,304	2.72	0.00 - 0.90	5.08 - 6.03
Fidelity® VIP Asset	2023	88,959	27.34	2,432,442	1.76	0.00	16.21
Manager: Growth Division	2022	90,405	23.53	2,127,215	1.73	0.00	(16.95)
	2021	94,576	28.33	2,679,609	1.35	0.00	13.89
	2020	98,498	24.88	2,450,438	1.06	0.00	17.15
	2019	102,055	21.24	2,167,176	1.47	0.00	22.66
Fidelity® VIP Contrafund®	2023	67,369	67.97	4,579,006	0.39	0.00	33.34
Division	2022	71,544	50.98	3,646,981	0.40	0.00	(26.38)
	2021	75,799	69.24	5,248,539	0.05	0.00	27.71
	2020	78,321	54.22	4,246,508	0.15	0.00	30.43
	2019	77,171	41.57	3,207,960	0.33	0.00	31.45

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP	2023	15,690	41.54	651,846	1.88	0.00	10.53
Equity-Income Division	2022	15,867	37.59	596,366	1.85	0.00	(5.09)
	2021	15,981	39.60	632,837	2.19	0.00	24.83
	2020	63	31.72	2,008	0.92	0.00	6.55
	2019	5,962	29.77	177,511	2.33	0.00	27.32
Fidelity® VIP Freedom 2010	2023	7,667	20.69	158,655	3.97	0.00	9.48
Division	2022	7,961	18.90	150,487	2.17	0.00	(13.53)
	2021	8,282	21.86	181,045	1.06	0.00	5.89
	2020	8,277	20.64	170,874	1.18	0.00	12.49
	2019	9,084	18.35	166,694	2.16	0.00	16.09
Fidelity® VIP Freedom 2020	2023	25,988	22.76 - 31.09	750,584	3.20	0.00	12.40
Division	2022	26,859	20.25 - 27.66	687,716	2.09	0.00	(15.69)
	2021	26,866	24.02 - 32.80	818,332	1.13	0.00	9.47
	2020	26,351	21.94 - 29.96	738,094	1.36	0.00	15.06
	2019	26,304	19.07 - 26.04	642,648	2.16	0.00	20.13
Fidelity® VIP Freedom 2025	2023	19,704	34.12	672,306	2.85	0.00	13.62
Division	2022	19,371	30.03	581,732	2.05	0.00	(16.43)
	2021	19,556	35.93	702,750	1.07	0.00	10.83
	2020	19,701	32.42	638,749	1.26	0.00	15.95
	2019	20,110	27.96	562,315	2.04	0.00	21.86
Fidelity® VIP Freedom 2030	2023	18,910	25.54	482,961	2.41	0.00	14.70
Division	2022	19,034	22.27	423,819	2.02	0.00	(16.87)
	2021	16,595	26.79	444,513	0.95	0.00	12.37
	2020	18,016	23.84	429,449	1.19	0.00	16.89
	2019	18,205	20.39	371,247	2.18	0.00	24.43
Fidelity® VIP Freedom 2040	2023	15,806	33.05	522,329	1.61	0.00	18.93
Division	2022	16,792	27.79	466,605	1.70	0.00	(18.25)
	2021	15,661	33.99	532,365	0.84	0.00	17.83
	2020	17,068	28.85	492,365	1.08	0.00	19.28
	2019	14,810	24.18	358,173	1.90	0.00	28.52
Fidelity® VIP Freedom 2050	2023	8,755	33.47	293,033	1.54	0.00	19.45
Division	2022	8,267	28.02	231,656	1.69	0.00	(18.22)
	2021	7,764	34.27	266,057	0.82	0.00	17.83
	2020	8,217	29.08	238,953	0.88	0.00	19.28
	2019	10,458	24.38	254,982	1.79	0.00	28.51
Fidelity® VIP Government	2023	332,124	19.54	6,488,430	4.79	0.00	4.89
Money Market Division	2022	329,555	18.62	6,137,917	1.44	0.00	1.44
	2021	299,668	18.36	5,502,191	0.01	0.00	0.01
	2020	295,595	18.36	5,426,872	0.33	0.00	0.32
	2019	226,282	18.30	4,141,088	1.94	0.00	2.02
Fidelity® VIP High Income	2023	643	27.30	17,553	5.79	0.00	10.48
Division	2022	648	24.71	16,013	5.33	0.00	(11.37)
	2021	600	27.88	16,716	3.05	0.00	4.41
	2020	18,065	26.70	482,344	5.29	0.00	2.75
	2019	16,565	25.99	430,482	5.33	0.00	15.11

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Fidelity® VIP Investment	2023	53,502	19.33	1,034,160	2.56	0.00	6.12
Grade Bond Division	2022	52,411	18.21	954,633	2.27	0.00	(13.03)
	2021	52,887	20.94	1,107,572	2.14	0.00	(0.72)
	2020	2,069	21.09	43,647	1.19	0.00	9.25
	2019	29,736	19.31	574,150	2.44	0.00	9.58
Fidelity® VIP Mid Cap	2023	4,145	81.60	338,290	0.39	0.00	14.80
Division	2022	4,224	71.08	300,286	0.27	0.00	(14.97)
	2021	4,302	83.59	359,608	0.37	0.00	25.31
	2020	4,575	66.71	305,209	0.42	0.00	17.87
	2019	4,531	56.60	256,466	0.68	0.00	23.17
FTVIPT Franklin Income VIP	2023	60	138.79	8,316	5.14	0.00	8.62
Division	2022	62	127.78	7,958	4.87	0.00	(5.47)
	2021	69	135.18	9,324	4.43	0.00	16.75
	2020	97	115.78	11,247	4.88	0.00	0.69
	2019	154	114.98	17,748	5.42	0.00	16.06
FTVIPT Franklin Mutual	2023	1,693	45.40	76,863	2.57	0.00	20.31
Global Discovery VIP Division	2022	2,647	37.74	99,897	1.42	0.00	(4.75)
	2021	2,654	39.62	105,129	0.92	0.00	19.13
	2020	21,114	33.26	702,191	2.51	0.00	(4.46)
	2019	19,409	34.81	675,612	1.69	0.00	24.37
FTVIPT Franklin Mutual	2023	135	613.63	82,574	1.93	0.00	13.46
Shares VIP Division	2022	157	540.82	84,759	1.83	0.00	(7.43)
	2021	172	584.23	100,390	2.89	0.00	19.17
	2020	184	490.26	90,404	2.96	0.00	(5.04)
	2019	181	516.30	93,359	1.72	0.00	22.57
FTVIPT Templeton Foreign	2023	254,082	25.26	6,418,651	3.35	0.00	21.09
VIP Division	2022	257,323	20.86	5,368,253	3.33	0.00	(7.39)
	2021	259,626	22.53	5,848,247	2.01	0.00	4.44
	2020	256,921	21.57	5,541,522	3.44	0.00	(0.92)
	2019	312,678	21.77	6,806,440	1.95	0.00	12.84
FTVIPT Templeton Global	2023	45,321	23.29	1,055,509	—	0.00	3.19
Bond VIP Division	2022	45,539	22.57	1,027,769	—	0.00	(4.85)
	2021	47,612	23.72	1,129,295	—	0.00	(4.62)
	2020	44,906	24.87	1,116,752	8.11	0.00	(5.07)
	2019	39,222	26.20	1,027,522	7.07	0.00	2.26
Goldman Sachs Small Cap	2023	88	41.63	3,667	0.47	0.00	19.28
Equity Insights Division	2022	324	34.90	11,307	0.24	0.00	(19.38)
	2021	528	43.29	22,845	0.42	0.00	23.79
	2020	684	34.97	23,927	0.28	0.00	8.58
	2019	236	32.21	7,614	0.47	0.00	24.84
Invesco V.I. Comstock	2023	3,564	39.16	139,573	1.59	0.00	12.09
Division	2022	2,578	34.94	90,048	1.37	0.00	0.85
	2021	2,640	34.64	91,443	0.44	0.00	33.04
	2020	29,639	26.04	771,760	2.33	0.00	(1.09)
	2019	24,325	26.33	640,358	1.81	0.00	24.94

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Invesco V.I. EQV	2023	11,187	37.58	420,467	0.20	0.00	18.15
International Equity Division	2022	11,679	31.81	371,537	1.77	0.00	(18.31)
	2021	12,554	38.94	488,869	1.32	0.00	5.89
	2020	12,399	36.78	455,988	2.43	0.00	14.00
	2019	12,475	32.26	402,441	1.57	0.00	28.57
Janus Henderson Balanced	2023	34,180	46.99	1,606,109	1.75	0.00	15.13
Division	2022	37,368	40.81	1,525,114	1.09	0.00	(16.62)
	2021	38,249	48.95	1,872,150	0.67	0.00	16.91
	2020	39,040	41.87	1,634,516	1.50	0.00	14.03
	2019	40,513	36.72	1,487,502	1.61	0.00	22.27
Janus Henderson Enterprise	2023	4,407	53.62	236,316	0.10	0.00	17.78
Division	2022	4,125	45.53	187,818	0.08	0.00	(16.15)
	2021	6,257	54.30	339,767	0.23	0.00	16.54
	2020	7,377	46.59	343,695	—	0.00	19.18
	2019	11,228	39.09	438,944	0.05	0.00	35.16
Janus Henderson Forty	2023	8,219	88.29	725,663	0.13	0.00	39.65
Division	2022	8,333	63.22	526,836	0.05	0.00	(33.73)
	2021	8,449	95.40	806,082	—	0.00	22.60
	2020	8,558	77.81	665,970	0.16	0.00	39.03
	2019	8,740	55.97	489,146	0.02	0.00	36.85
Janus Henderson Research	2023	13,440	50.14	673,933	0.14	0.00	43.17
Division	2022	13,549	35.02	474,557	0.16	0.00	(29.89)
	2021	13,656	49.96	682,223	0.10	0.00	20.33
	2020	13,761	41.52	571,287	0.41	0.00	32.95
	2019	14,173	31.23	442,566	0.46	0.00	35.52
MFS® VIT Global Equity	2023	2,313	46.67	107,956	0.50	0.00	13.88
Division	2022	3,328	40.98	136,399	0.22	0.00	(17.94)
	2021	3,295	49.94	164,570	0.46	0.00	16.88
	2020	3,248	42.73	138,775	0.98	0.00	13.04
	2019	3,332	37.80	125,958	0.75	0.00	30.20
MFS® VIT New Discovery	2023	429	53.91	23,115	—	0.00	14.25
Division	2022	456	47.19	21,512	—	0.00	(29.99)
	2021	490	67.41	33,044	—	0.00	1.57
	2020	518	66.36	34,362	—	0.00	45.58
	2019	545	45.58	24,852	—	0.00	41.27
MFS® VIT II High Yield	2023	6,474	26.30	170,285	5.56	0.00	12.48
Division	2022	6,622	23.38	154,850	5.36	0.00	(10.78)
	2021	6,753	26.21	176,988	4.76	0.00	3.08
	2020	6,846	25.43	174,064	5.42	0.00	4.85
	2019	6,970	24.25	169,033	5.50	0.00	14.44
Morgan Stanley VIF Emerging	2023	12,636	40.26	508,762	8.64	0.00	11.84
Markets Debt Division	2022	14,228	36.00	512,206	7.52	0.00	(18.74)
	2021	14,560	44.30	645,014	5.45	0.00	(2.02)
	2020	14,886	45.22	673,108	4.03	0.00	5.55
	2019	22,801	42.84	976,803	5.34	0.00	14.25

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
Morgan Stanley VIF Emerging	2023	255,374	17.69	4,518,054	1.62	0.00	11.97
Markets Equity Division	2022	257,698	15.80	4,071,650	0.43	0.00	(25.08)
	2021	265,836	21.09	5,606,474	0.85	0.00	2.99
	2020	219,797	20.48	4,501,048	1.28	0.00	14.44
	2019	239,727	17.89	4,289,769	1.11	0.00	19.59
PIMCO VIT All Asset Division	2023	1,433	19.03	27,264	2.99	0.00	8.14
	2022	1,447	17.60	25,461	7.77	0.00	(11.84)
	2021	1,456	19.96	29,056	11.10	0.00	16.23
	2020	1,453	17.17	24,946	5.37	0.00	8.01
	2019	5,679	15.90	90,296	3.42	0.00	11.90
PIMCO VIT	2023	1,479	11.14	16,485	16.48	0.00	(7.85)
CommodityRealReturn®	2022	3,302	12.09	39,938	21.02	0.00	8.61
Strategy Division	2021	3,598	11.13	40,065	4.21	0.00	33.34
	2020	4,019	8.35	33,556	6.78	0.00	1.35
	2019	2,908	8.24	23,957	4.48	0.00	11.43
PIMCO VIT Low Duration	2023	58,814	13.64	801,932	3.60	0.00	4.97
Division	2022	60,136	12.99	781,114	1.68	0.00	(5.74)
	2021	61,311	13.78	844,879	0.52	0.00	(0.93)
	2020	62,169	13.91	864,722	1.20	0.00	2.99
	2019	66,507	13.51	898,208	2.77	0.00	4.03
Pioneer Mid Cap Value VCT	2023	173	125.10	21,696	1.95	0.00	12.46
Division	2022	171	111.24	19,005	2.08	0.00	(5.64)
	2021	168	117.89	19,747	0.95	0.00	29.67
	2020	163	90.92	14,788	1.28	0.00	2.14
	2019	139	89.01	12,380	—	0.00	28.44
Royce Micro-Cap Division	2023	477	35.56	16,974	—	0.00	18.78
	2022	482	29.94	14,424	—	0.00	(22.43)
	2021	486	38.60	18,767	—	0.00	29.98
	2020	491	29.70	14,566	—	0.00	23.79
	2019	495	23.99	11,867	—	0.00	19.55
Royce Small-Cap Division	2023	479	37.93	18,180	0.87	0.00	25.93
	2022	512	30.12	15,423	0.39	0.00	(9.20)
	2021	534	33.17	17,727	1.43	0.00	28.82
	2020	549	25.75	14,133	1.06	0.00	(7.15)
	2019	557	27.74	15,444	0.68	0.00	18.67

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund, portfolio, or series, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund, portfolio, or series, in which the Division invests. The investment income ratio is calculated as a weighted average ratio since the Division may invest in two or more share classes, if any, within the underlying fund, portfolio, or series of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund, portfolio, or series have been excluded.

METROPOLITAN LIFE SEPARATE ACCOUNT UL
OF METROPOLITAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

7.  FINANCIAL HIGHLIGHTS — (Concluded)

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, portfolio, or series, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

4  Due to system limitations, the Units Outstanding for this fund were increased and accordingly the Unit Values decreased during the year ended December 31, 2023. There was no impact to the net assets of the division.

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Item 8. Financial Statements and Supplementary Data

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholder and the Board of Directors of Metropolitan Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2023 and 2022, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2023, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Adoption of New Accounting Standard

As discussed in Note 1 to the financial statements, the Company has changed its method of accounting and presentation related to long-duration insurance contracts and certain related balances effective January 1, 2023, due to the adoption of Accounting Standards Update No. 2018-12, Financial Services— Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended (“ASU 2018-12”), with a transition date of January 1, 2021. Also see Critical Audit Matters section below.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

MLIC - 2

Fixed Maturity Securities Available-for-Sale – Fair Value of Level 3 Fixed Maturity Securities — Refer to Notes 1, 10, and 12 to the financial statements

Critical Audit Matter Description

The Company has investments in certain fixed maturity securities classified as available-for-sale whose fair values are based on unobservable inputs that are supported by little or no market activity. When a price is not available in the active market, from an independent pricing service, or from independent broker quotations, management values the security using internal matrix pricing or discounted cash flow techniques. These investments are categorized as Level 3.

We have determined that the fair value of Level 3 fixed maturity securities valued using internal matrix pricing or discounted cash flow techniques, is a critical audit matter because of the critical judgments made by management. This required complex auditor judgment and an increased extent of effort, including the use of fair value specialists in performing audit procedures to evaluate the estimate of fair value of these securities.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of Level 3 fixed maturity securities determined using internal matrix pricing or discounted cash flow techniques included, among others, the following:

•We tested the effectiveness of controls over the determination of fair value.

•We tested the accuracy and completeness of relevant security attributes, including credit ratings, maturity dates and coupon rates, used in the determination of Level 3 fair values.

•With the involvement of our fair value specialists, we developed independent fair value estimates for a sample of securities and compared our estimates to the Company’s estimates and evaluated differences. We developed our estimate by evaluating the observable and unobservable inputs used by management or developing independent inputs.

Insurance Liabilities – Valuation of Future Policy Benefits for Long-Term Care Insurance — Refer to Notes 1 and 3 to the financial statements

Critical Audit Matter Description

The Company’s products include long-term care insurance. Liabilities for amounts payable under long-term care insurance are recorded in future policy benefits in the Company’s consolidated balance sheets. Such liabilities are established based on actuarial assumptions. Management’s estimate of future policy benefits for long-term care insurance in the MetLife Holdings segment was $15,240 million as of December 31, 2023.

Management applies considerable judgment in evaluating actual experience and other information to determine current best estimate assumptions. Principal assumptions used in the valuation of future policy benefits for long-term care insurance include incidence, claim terminations, utilization, premium rate increases and mortality.

We have determined that future policy benefits for long-term care insurance is a critical audit matter because of the significant judgments made by management when estimating future policy benefits liability. This required subjective auditor judgment and an increased extent of effort, including the involvement of actuarial specialists, when performing audit procedures to evaluate the judgments made and the reasonableness of the principal assumptions used in the valuation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions used to determine the estimate of future policy benefits for long-term care insurance, included, among others, the following:

•We tested the effectiveness of controls over the assumptions used in the valuation of future policy benefits and the effectiveness of controls over the underlying data.
MLIC - 3

•With the involvement of our actuarial specialists, we:

◦evaluated judgments applied by management in setting principal assumptions, including evaluating the results of experience studies used as the basis for setting those assumptions.

◦evaluated that principal assumptions were applied in the valuation model as intended, on a sample basis.

Market Risk Benefits – Valuation of Market Risk Benefits for MetLife Holdings — Refer to Notes 1, 5, and 12 to the financial statements

Critical Audit Matter Description

Market risk benefits are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance which, expose insurance companies to other than nominal capital market risk and protect the contractholder from the same risk. The Company adopted ASU 2018-12, effective January 1, 2023 with a transition date of January 1, 2021 (see Adoption of New Accounting Standard explanatory paragraph above). As part of the adoption, market risk benefits were required to be measured at fair value, using a full retrospective transition method. Management’s estimates of market risk benefits in the MetLife Holdings segment were $2,858 million in liabilities and $156 million in assets as of December 31, 2023.

Management applies considerable judgment in determining the actuarial and capital market assumptions to be used in the valuation models to estimate the fair value of market risk benefits. In addition, at the transition date, management judgment was involved in estimating the assumptions at contract inception for the market risk benefits not previously accounted for as embedded derivatives. Principal assumptions include mortality, withdrawal, utilization, lapse and implied volatility.

We have identified the valuation of MetLife Holdings’ market risk benefits as a critical audit matter due to the high degree of auditor judgment and an increased extent of effort, including the use of specialists, when performing audit procedures to evaluate the judgments made by management to estimate the fair value of market risk benefits.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation of market risk benefits included, among others, the following:

•We tested the effectiveness of controls over valuation of market risk benefits under ASU 2018-12, including the related methodologies, models and assumptions used for determining fair value.

•With the involvement of our valuation and actuarial specialists, we:

◦evaluated the results of underlying experience studies, capital market projections, and judgments applied by management in setting the principal assumptions.

◦developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 6, 2024

We have served as the Company’s auditor since at least 1968; however, an earlier year could not be reliably determined.
MLIC - 4

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2023 and 2022
(In millions, except share and per share data)

	2023	2022
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (net of allowance for credit loss of $132 and $114, respectively); and amortized cost: $152,080 and $160,477, respectively	$142,805	$145,576
Mortgage loans (net of allowance for credit loss of $509 and $448, respectively; includes $166 and $144, respectively, relating to variable interest entities)	62,584	62,570
Policy loans	5,671	5,729
Real estate and real estate joint ventures (includes $1,427 and $1,358, respectively, relating to variable interest entities, $317 and $299, respectively, under the fair value option)	8,690	8,416
Other limited partnership interests	7,765	7,887
Short-term investments, at estimated fair value	3,048	2,759
Other invested assets (net of allowance for credit loss of $14 and $19, respectively; includes $805 and $858, respectively, of leveraged and direct financing leases; $117 and $161, respectively, relating to variable interest entities)	17,040	19,148
Total investments	247,603	252,085
Cash and cash equivalents, principally at estimated fair value	6,795	9,405
Accrued investment income	2,026	1,949
Premiums, reinsurance and other receivables	28,236	20,791
Market risk benefits, at estimated fair value	177	174
Deferred policy acquisition costs and value of business acquired	3,305	3,757
Current income tax recoverable	112	165
Deferred income tax asset	2,922	2,920
Other assets	4,312	4,352
Separate account assets	83,197	89,241
Total assets	$378,685	$384,839
Liabilities and Equity
Liabilities
Future policy benefits	$129,182	$126,914
Policyholder account balances	103,894	103,407
Market risk benefits, at estimated fair value	2,878	3,270
Other policy-related balances	8,289	7,931
Policyholder dividends payable	233	240
Payables for collateral under securities loaned and other transactions	11,790	14,171
Short-term debt	—	99
Long-term debt	1,887	1,676
Other liabilities	23,719	24,495
Separate account liabilities	83,197	89,241
Total liabilities	365,069	371,444
Contingencies, Commitments and Guarantees (Note 19)
Equity
Metropolitan Life Insurance Company stockholder’s equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding	5	5
Additional paid-in capital	12,475	12,476
Retained earnings	7,645	9,022
Accumulated other comprehensive income (loss)	(6,872)	(8,320)
Total Metropolitan Life Insurance Company stockholder’s equity	13,253	13,183
Noncontrolling interests	363	212
Total equity	13,616	13,395
Total liabilities and equity	$378,685	$384,839
See accompanying notes to the consolidated financial statements.
MLIC - 5

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Revenues
Premiums	$24,718	$31,189	$26,188
Universal life and investment-type product policy fees	1,664	1,817	1,874
Net investment income	11,206	10,122	12,486
Other revenues	1,673	1,694	1,616
Net investment gains (losses)	(1,375)	(127)	652
Net derivative gains (losses)	(1,537)	752	(1,629)
Total revenues	36,349	45,447	41,187
Expenses
Policyholder benefits and claims	26,150	33,133	29,084
Policyholder liability remeasurement (gains) losses	(150)	(11)	—
Market risk benefit remeasurement (gains) losses	(703)	(3,379)	(758)
Interest credited to policyholder account balances	3,602	2,509	2,185
Policyholder dividends	470	563	732
Other expenses	5,785	5,703	5,700
Total expenses	35,154	38,518	36,943
Income (loss) before provision for income tax	1,195	6,929	4,244
Provision for income tax expense (benefit)	60	1,273	529
Net income (loss)	1,135	5,656	3,715
Less: Net income (loss) attributable to noncontrolling interests	41	28	5
Net income (loss) attributable to Metropolitan Life Insurance Company	$1,094	$5,628	$3,710
See accompanying notes to the consolidated financial statements.
MLIC - 6

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Net income (loss)	$1,135	$5,656	$3,715
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	5,841	(30,335)	(5,341)
Deferred gains (losses) on derivatives	(1,078)	(399)	111
Future policy benefits discount rate remeasurement gains (losses)	(2,957)	21,623	5,118
Market risk benefit instrument-specific credit risk remeasurement gains (losses)	(59)	(236)	311
Foreign currency translation adjustments	56	(177)	9
Defined benefit plans adjustment	(34)	325	82
Other comprehensive income (loss), before income tax	1,769	(9,199)	290
Income tax (expense) benefit related to items of other comprehensive income (loss)	(321)	1,934	(20)
Other comprehensive income (loss), net of income tax	1,448	(7,265)	270
Comprehensive income (loss)	2,583	(1,609)	3,985
Less: Comprehensive income (loss) attributable to noncontrolling interest, net of income tax	41	28	5
Comprehensive income (loss) attributable to Metropolitan Life Insurance Company	$2,542	$(1,637)	$3,980
See accompanying notes to the consolidated financial statements.
MLIC - 7

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Equity
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Metropolitan Life Insurance Company Stockholder’s Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2020	$5	$12,460	$10,548	$11,662	$34,675	$183	$34,858
Cumulative effects of changes in accounting principles, net of income tax			(3,932)	(12,987)	(16,919)		(16,919)
Capital contributions from MetLife, Inc.		4			4		4
Dividends to MetLife, Inc.			(3,393)		(3,393)		(3,393)
Change in equity of noncontrolling interests					—	(14)	(14)
Net income (loss)			3,710		3,710	5	3,715
Other comprehensive income (loss), net of income tax				270	270		270
Balance at December 31, 2021	5	12,464	6,933	(1,055)	18,347	174	18,521
Capital contributions from MetLife, Inc.		12			12		12
Dividends to MetLife, Inc.			(3,539)		(3,539)		(3,539)
Change in equity of noncontrolling interests					—	10	10
Net income (loss)			5,628		5,628	28	5,656
Other comprehensive income (loss), net of income tax				(7,265)	(7,265)		(7,265)
Balance at December 31, 2022	5	12,476	9,022	(8,320)	13,183	212	13,395
Returns of capital		(1)			(1)		(1)
Dividends to MetLife, Inc.			(2,471)		(2,471)		(2,471)
Change in equity of noncontrolling interests					—	110	110
Net income (loss)			1,094		1,094	41	1,135
Other comprehensive income (loss), net of income tax				1,448	1,448		1,448
Balance at December 31, 2023	$5	$12,475	$7,645	$(6,872)	$13,253	$363	$13,616
See accompanying notes to the consolidated financial statements.
MLIC - 8

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Cash flows from operating activities
Net income (loss)	$1,135	$5,656	$3,715
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	124	127	136
Amortization of premiums and accretion of discounts associated with investments, net	(858)	(595)	(656)
(Gains) losses on investments and from sales of businesses, net	1,353	127	(652)
(Gains) losses on derivatives, net	2,461	935	2,712
(Income) loss from equity method investments, net of dividends or distributions	1,098	890	(1,873)
Interest credited to policyholder account balances	3,623	2,293	2,104
Universal life and investment-type product policy fees	(1,175)	(1,163)	(1,091)
Change in fair value option and trading securities	39	123	(125)
Change in accrued investment income	(146)	(230)	69
Change in premiums, reinsurance and other receivables	(992)	215	590
Change in market risk benefits	(455)	(3,141)	(476)
Change in deferred policy acquisition costs and value of business acquired, net	452	108	278
Change in income tax	(267)	853	4
Change in other assets	(77)	187	(303)
Change in insurance-related liabilities and policy-related balances	(1,546)	(1,330)	(257)
Change in other liabilities	84	(63)	(372)
Other, net	(18)	148	(74)
Net cash provided by (used in) operating activities	4,835	5,140	3,729
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	30,090	54,515	51,010
Equity securities	104	213	565
Mortgage loans	6,129	8,912	16,790
Real estate and real estate joint ventures	354	925	1,329
Other limited partnership interests	415	992	541
Short-term investments	7,271	8,914	10,309
Purchases and originations of:
Fixed maturity securities available-for-sale	(27,700)	(49,620)	(52,513)
Equity securities	(162)	(127)	(48)
Mortgage loans	(6,087)	(12,083)	(10,502)
Real estate and real estate joint ventures	(931)	(589)	(1,042)
Other limited partnership interests	(715)	(1,036)	(1,896)
Short-term investments	(7,438)	(6,727)	(12,604)
Cash received in connection with freestanding derivatives	1,628	2,967	1,720
Cash paid in connection with freestanding derivatives	(2,998)	(3,971)	(5,181)
Cash received from the redemption of an investment in affiliated preferred stock	—	—	315
Receipts on loans to affiliates	100	—	87
Purchases of loans to affiliates	—	(19)	(15)
Net change in policy loans	58	87	157
Net change in other invested assets	6	114	74
Net change in property, equipment and leasehold improvements	2	12	15
Other, net	41	19	14
Net cash provided by (used in) investing activities	$167	$3,498	$(875)
See accompanying notes to the consolidated financial statements.
MLIC - 9

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)

Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

	2023	2022	2021
Cash flows from financing activities
Policyholder account balances:
Deposits	$69,794	$85,285	$78,129
Withdrawals	(72,788)	(80,492)	(80,850)
Net change in payables for collateral under securities loaned and other transactions	(2,381)	(10,695)	1,744
Long-term debt issued	210	64	35
Long-term debt repaid	—	(57)	(26)
Derivatives with certain financing elements and other derivative related transactions, net	24	308	173
Dividends paid to MetLife, Inc.	(2,471)	(3,539)	(3,393)
Other, net	(2)	(57)	(42)
Net cash provided by (used in) financing activities	(7,614)	(9,183)	(4,230)
Effect of change in foreign currency exchange rates on cash and cash equivalents balances	2	(7)	(4)
Change in cash and cash equivalents	(2,610)	(552)	(1,380)
Cash and cash equivalents, beginning of year	9,405	9,957	11,337
Cash and cash equivalents, end of year	$6,795	$9,405	$9,957
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$131	$102	$95
Income tax	$374	$344	$388
Non-cash transactions:
Fixed maturity securities available-for-sale disposed of in connection with a reinsurance transaction	$6,527	$—	$—
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,113	$7,450	$—
Fixed maturity securities available-for-sale received from an affiliate	$502	$139	$—
Policyholder account balances received in connection with affiliated reinsurance transactions	$502	$—	$—
Mortgage loans disposed of in connection with a reinsurance transaction	$110	$—	$—
Equity securities received due to in-kind distributions from other limited partnership interests	$64	$84	$337
Real estate and real estate joint ventures acquired in satisfaction of debt	$34	$313	$174
Fixed maturity securities available-for-sale transferred to an affiliate	$—	$328	$—
Fair value option securities received from an affiliate	$—	$186	$—
Real estate and real estate joint ventures received from an affiliate	$—	$144	$—
Real estate and real estate joint ventures transferred to an affiliate	$—	$144	$—
Other invested assets received in connection with an affiliated reinsurance transaction	$—	$—	$3,140
See accompanying notes to the consolidated financial statements.
MLIC - 10

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Life Insurance Company and its subsidiaries (collectively, “MLIC” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. In the fourth quarter of 2023, MLIC reorganized from two segments into the following three segments to reflect changes in management’s responsibilities: Group Benefits; Retirement and Income Solutions (“RIS”); and MetLife Holdings. The Group Benefits and RIS businesses were previously reported as the U.S. segment. In addition, the Company continues to report certain of its results of operations in Corporate & Other. See Note 2 for further information on the Company’s segments and Corporate & Other. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (MetLife, Inc., together with its subsidiaries and affiliates, “MetLife”).
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts
Effective January 1, 2023, the Company adopted Accounting Standards Update (“ASU”) 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended by ASU 2019-09, Financial Services—Insurance (Topic 944): Effective Date; ASU 2020-11, Financial Services—Insurance (Topic 944): Effective Date and Early Application; and ASU 2022-05, Financial Services—Insurance (Topic 944): Transition for Sold Contracts (“LDTI”), with a transition date of January 1, 2021 (the “Transition Date”). Adoption of LDTI impacted the Company’s accounting and presentation related to long-duration insurance contracts and certain related balances for the years ended December 31, 2022 and 2021. Amounts within these consolidated financial statements which were previously presented, have been revised to conform with the current year accounting and presentation under LDTI. Disclosures as of the Transition Date are reflected in summary within “— Recent Accounting Pronouncements — Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts,” and in further detail (at the disaggregated level) within Notes 3, 4, 5 and 7.
Consolidation
The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has a controlling financial interest, and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.
The Company uses the equity method of accounting, unless the fair value option (“FVO”) is applied, for real estate joint ventures and other limited partnership interests (“investee”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations. The Company generally recognizes its share of the investee’s earnings in net investment income on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
MLIC - 11

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as separate account assets and liabilities, investments held in separate accounts and corresponding policyholder liabilities of the same amount if all of the following criteria are met:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are not reported as separate account assets and liabilities and are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
Summary of Significant Accounting Policies
The following table presents the Company’s significant accounting policies with cross-references to the notes which provide additional information on such policies.

Accounting Policy	Note
Future Policy Benefit Liabilities	3
Policyholder Account Balances	4
Market Risk Benefits	5
Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles	7
Reinsurance	8
Investments	10
Derivatives	11
Fair Value	12
Employee Benefit Plans	17
Income Tax	18
Litigation Contingencies	19
Future Policy Benefit Liabilities
Traditional Non-participating and Limited-payment Long-duration products
The Company establishes future policy benefit liabilities (“FPBs”) for amounts payable under traditional non-participating and limited-payment long-duration insurance and reinsurance policies which include, but are not limited to, pension risk transfers, structured settlements, institutional income annuities, long-term care, individual disability, as well as whole and term life products. Generally, amounts are payable over an extended period of time and the related liabilities are calculated as the present value of future expected benefits and claim settlement expenses to be paid, reduced by the present value of future expected net premiums.
MLIC - 12

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
FPBs are measured as cohorts (e.g., groups of long-duration contracts), with the exception of pension risk transfers and longevity reinsurance solutions contracts, each of which is generally considered its own cohort. Contracts from different subsidiaries or branches, issue years, benefit currencies and product types are not grouped together in the same cohort.
Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. A net premium ratio (“NPR”) approach is utilized, where net premiums (i.e., the portion of gross premiums required to fund expected insurance benefits and claim settlement expenses) are accrued each period as FPBs. The NPR used to accrue the FPB in each period is determined by using the historical and present value of expected future benefits and claim settlement expenses for the cohort divided by the historical and present value of expected future gross premiums for the cohort.
Cash flow assumptions are incorporated into the calculation of a cohort's NPR and FPB reserve. These assumptions are used to project the amount and timing of expected benefits and claim settlement expenses to be paid and the expected amount of premiums to be collected for a cohort. The principal inputs and assumptions used in the establishment of FPBs are actual premiums, actual benefits, in-force policies, and best estimate cash flow assumptions to project future premium and benefit amounts. The Company’s primary best estimate cash flow assumptions include expectations related to mortality, morbidity, termination, claim settlement expense, policy lapse, renewal, retirement, disability incidence, disability terminations, inflation and other contingent events as appropriate to the respective product type and geographical area. Generally, the NPR and FPB reserve are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions, except for claim settlement expenses, for which the Company has elected to lock in assumptions at the Transition Date or inception (for contracts sold after the Transition Date), as allowed by LDTI. The resulting remeasurement (gain) loss is recorded through net income and reflects the impact of the change in the NPR based on experience at the end of the quarter applied to the cumulative premiums received from the inception of the cohort (or from the Transition Date for contracts issued prior to the Transition Date) to the beginning of the quarter. The total contractual profit pattern is recognized over the expected life of the cohort by retrospectively updating the NPR. If net premiums exceed gross premiums (i.e., expected benefits exceed expected gross premiums), the FPB is increased, and a corresponding adjustment is recognized immediately in net income.
The change in FPB reflected in the statement of operations is calculated using a locked-in discount rate. For products issued prior to the Transition Date, a cohort level locked-in discount rate was developed that reflected the interest accretion rates that were locked in at inception of the underlying contracts (unless there was a historical premium deficiency event that resulted in updating the interest accretion rate prior to the Transition Date), or the acquisition date for contracts acquired through an assumed in-force reinsurance transaction or a business combination. For contracts issued subsequent to the Transition Date, the upper-medium grade discount rate used for interest accretion is locked in for the cohort and represents the original upper-medium grade discount rate at the issue date of the underlying contracts. The FPB for all cohorts is remeasured to a current upper-medium grade discount rate at each reporting date through other comprehensive income (loss) (“OCI”).
The Company generally interprets the upper-medium grade discount rate to be a rate comparable to that of a corporate single A rate that reflects the duration characteristics of the liability. The upper-medium grade discount rate for the products that are included in the disaggregated rollforwards in Note 3 which are issued in the U.S. is determined by using observable market data, including published single A base curves. The last liquid point on the upper-medium grade discount curve grades to an ultimate forward rate, which is derived using assumptions of economic growth, inflation, and a long-term upper-medium grade spread.
For limited-payment long-duration contracts, the collection of premiums does not represent the completion of the earnings process, therefore, any gross premiums received in excess of net premiums is deferred and amortized as a deferred profit liability (“DPL”). The DPL is presented within FPBs and is amortized in proportion to either the present value of expected benefit payments or insurance in-force of each cohort to ensure that profits are recognized over the life of the underlying policies in that cohort, regardless of when premiums are received. This amortization of the DPL is recorded through net income within policyholder benefits and claims. Consistent with the Company’s measurement of traditional long-duration products, management also recognizes a FPB reserve for limited-payment contracts that is representative of the difference between the present value of expected future benefits and the present value of expected
MLIC - 13

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
future net premiums, subject to retrospective remeasurement through net income and OCI, as described above. The DPL is also subject to retrospective remeasurement through net income, however, it is not remeasured for changes in discount rates.
When a cohort’s present value of future net premiums exceeds the present value of future benefits, a “flooring” adjustment is required. The flooring adjustment ensures that the liability for future policy benefits for each cohort is not less than zero, and is reported in net income or OCI, depending on whether the flooring relates to the FPB discounted at the locked-in discount rate versus the current upper-medium grade discount rate, respectively.
Traditional Participating Products
The Company establishes FPBs for traditional participating contracts in the U.S., which include whole and term life participating contracts in both the open and closed block using a net premium approach, similar to traditional non-participating contracts. However, for participating contracts, the discount rate and actuarial assumptions are locked in at inception, include a provision for adverse deviation, and all changes in the associated FPBs are reported within policyholder benefits and claims. See Note 9 for additional information on the closed block. For traditional participating contracts, the Company reviews its estimates of actuarial liabilities for future benefits and compares them with current best estimate assumptions. The Company revises estimates, to increase FPBs, if the Company determines that the liabilities previously established for future benefit payments less future expected net premiums in the aggregate for this line of business prove inadequate.
Additional Insurance Liabilities
Liabilities for universal and variable universal life policies with secondary guarantees (“ULSG”) and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments. The additional insurance liabilities are updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in future cash flow assumptions. The assumptions used in estimating the secondary and paid-up guarantee liabilities are investment income, mortality, lapse, and premium payment pattern and persistency. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the S&P Global Ratings (“S&P”) 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The resulting adjustments are recorded as policyholder liability remeasurement (gains) losses in the statement of operations reflecting the impact on the change in the ratio of benefits payable to total assessments over the life of the contract based on experience at the end of the quarter applied to the cumulative assessments received as of the beginning of the quarter.
Premium Deficiency Reserves
Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses and certain expenses that exceed unearned premiums. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. For universal life-type and certain participating contracts, a premium deficiency reserve may be established when existing contract liabilities together with the present value of future fees and/or premiums are not sufficient to cover the present value of future benefits and settlement costs. Anticipated investment income is also considered in the calculations of premium deficiency reserves for short-duration contracts, as well as universal life-type and certain participating contracts.
Policyholder Account Balances
Policyholder account balances (“PABs”) represent the amount held by the Company on behalf of the policyholder at each reporting date. This amount includes deposits received from the policyholder, interest credited to the policyholder’s account balance, net of charges assessed against the account balance, and any policyholder withdrawals. This balance also includes liabilities for structured settlement and institutional income annuities, and certain other contracts, that do not contain significant insurance risk, as well as the estimated fair value of embedded derivatives associated with indexed annuity products.
MLIC - 14

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Market Risk Benefits
As defined by LDTI, market risk benefits (“MRBs”) are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance, which expose insurance companies to other than nominal capital market risk (e.g., equity price, interest rate, and/or foreign currency exchange risk) and subsequently protect the contractholder from the same risk. These contracts and contract features were generally recorded as embedded derivatives or additional insurance liabilities prior to the Transition Date. Certain contracts may have multiple contract features or guarantees. In these cases, each feature is separately evaluated to determine whether it meets the definition of an MRB at contract inception. If a contract includes multiple benefits that meet the definition of an MRB, those benefits are aggregated and measured as a single compound MRB.
All identified MRBs are required to be measured at estimated fair value, whether the contract or contract feature represents a direct, assumed or ceded capital market risk. All MRBs in an asset position are aggregated and presented as an asset, and all MRBs in a liability position are aggregated and presented as a liability. Changes in the estimated fair value of MRBs are recognized in net income, except for the portion of the fair value change attributable to the change in nonperformance risk of the Company which is recorded as a separate component of OCI.
The Company generally uses an attributed fee approach to value MRBs, where the attributed fee is determined at contract inception by estimating the fair value of expected future benefits and the expected future fees. The attributed fee percentage is the portion of the expected future fees due from contractholders deemed necessary at contract inception to fund all future expected benefits. This typically results in a zero fair value for the MRB at inception. The estimated fair value of the expected future benefits is estimated using a stochastically-generated set of risk-neutral scenarios. Once calculated, the attributed fee percentage is fixed and does not change over the life of the contract. All fees due from contractholders in excess of the attributed fees are reported in universal life and investment-type product policy fees.
Other Policy-Related Balances
Other policy-related balances include policy and contract claims, premiums received in advance, unearned revenue (“UREV”) liabilities, obligations assumed under structured settlement assignments, policyholder dividends due and unpaid and policyholder dividends left on deposit.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death, disability, and dental claims. In addition, generally included in other policy-related balances are claims which have been reported but not yet settled for death, disability, and dental. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premiums received in advance. These amounts are then recognized in premiums when due.
The UREV liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as UREV and amortized on a basis consistent with the methodologies and assumptions used for amortizing deferred policy acquisition costs (“DAC”) for the related contracts. Changes in the UREV liability for each period (representing deferrals less amortization) are reported in universal life and investment-type product policy fees.
Recognition of Insurance Revenues and Deposits
Premiums related to long-duration individual and group fixed annuities (including pension risk transfers, certain structured settlements and certain income annuities), long-term care, individual disability, whole and term life, and participating products are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred as a DPL and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the present value of expected future policy benefit payments.
MLIC - 15

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Premiums related to short-duration group term life, dental, disability, and legal plan contracts are recognized on a pro rata basis over the applicable contract term. Unearned premiums, representing the portion of premium written related to the unexpired coverage, are reflected as liabilities until earned.
Deposits related to universal life and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. All fees due from contractholders in excess of the attributed fees on contracts with MRBs are reported in universal life and investment-type product policy fees. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.
All revenues and expenses are presented net of reinsurance, as applicable.
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections. VOBA is subject to periodic recoverability testing for traditional life and limited-payment contracts, as well as universal life type contracts.
DAC and VOBA for most long-duration products are amortized on a constant-level basis that approximates straight-line amortization on an individual contract basis. The DAC and VOBA related to RIS annuities are amortized over expected benefit payments, and for all other long-duration products are generally amortized in proportion to policy count. For short-duration products, DAC and VOBA are amortized in proportion to actual and expected future earned premiums.
DAC and VOBA are aggregated on the financial statements for reporting purposes. Amortization of DAC and VOBA is included in other expenses.
The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodologies and assumptions used to amortize DAC for the related contracts. The amortization of deferred sales inducements (“DSI”) is included in policyholder benefits and claims. DSI assets were $45 million and $49 million at December 31, 2023 and 2022, respectively.
MLIC - 16

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Value of distribution agreements acquired (“VODA”) is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired (“VOCRA”) is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over the assets’ useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying reinsured contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent accounting for in-force blocks and new business assumed is the same as if the business was directly sold by the Company.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.
The reinsurance recoverable for traditional non-participating and limited-payment contracts is generally measured using a net premium methodology to accrue the projected net gain or loss on reinsurance in proportion to the gross premiums of the underlying reinsured cohorts; and is updated retrospectively on a quarterly basis for actual experience and at least once a year for any changes in cash flow assumptions. The locked-in discount rate used to measure changes in the reinsurance recoverable recorded in net income was established at the Transition Date, or at the inception of the reinsurance coverage for new reinsurance agreements entered into subsequent to the Transition Date. The reinsurance recoverable is remeasured to an upper-medium grade discount rate through OCI at each reporting date, similar to the underlying reinsured contracts. The reinsurance recoverable for other long-duration contracts and associated contract features is measured using assumptions and methods generally consistent with the underlying direct policies.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss (“ACL”).
MLIC - 17

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. See “— Investments — Other Invested Assets” for information on funds withheld assets.
Premiums, fees, policyholder liability remeasurement (gains) losses, and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes, (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for FVO securities.
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes and, to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases, and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities and certain other limited partnership interests and real estate joint ventures.
Net investment gains (losses) also include non-investment portfolio gains (losses) which do not relate to the performance of the investment portfolio, including gains (losses) from sales and divestitures of businesses and impairment of property, equipment, leasehold improvements and right-of-use (“ROU”) lease assets.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
MLIC - 18

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 10 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 10 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated (“PCD”) fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company may originate or acquire mortgage loans and in certain cases transfer an interest under participation agreements. The Company accounts for transfers of an interest in a mortgage loan as sales if the transfers meet both the conditions of a participating interest and the conditions for sale accounting. The Company also acquires mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a participation agreement. Mortgage loans acquired from affiliates that do not meet the conditions for sale accounting are treated as mortgage secured loans and reported within mortgage loans on the balance sheet.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 10.
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase or origination based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans, in an amount that represents the portion of the amortized cost basis of such financing receivables that the Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.
MLIC - 19

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer’s financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
Also included in mortgage loans are residential mortgage loans for which the FVO was elected, and which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.
Mortgage loans that are designated as held-for-sale are carried at the lower of amortized cost or estimated fair value.
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for an investee when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a VIE. Under the equity method, the Company recognizes its share of the investee's earnings within net investment income. Contributions paid by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
MLIC - 20

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE. Assets of certain consolidated real estate joint ventures and other limited partnership interests are initially recorded at estimated fair value. The Company elects the FVO for certain real estate joint ventures that are managed on a total return basis. Unrealized gains (losses) representing changes in estimated fair value for real estate joint ventures and other limited partnership interests recorded at estimated fair value are recognized in net investment income.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
MLIC - 21

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Invested Assets
Other invested assets consist principally of the following:
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
•Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate.
•Affiliated investments are comprised of affiliated loans which are stated at unpaid principal balance, adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. The Company accounts for its tax credit and renewable energy investments under the equity method. See Note 18.
•FVO securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.
•Net investment in leveraged leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL and is reported net of non-recourse debt. Income is recognized by applying the leveraged lease’s estimated rate of return to the net investment in the lease in those periods in which the net investment at the beginning of the period is positive. Leveraged leases derive investment returns in part from their income tax benefit. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed by FHLBNY. Dividends are recognized in net investment income when declared.
•Investment in an operating joint venture that engages in insurance underwriting activities is accounted for under the equity method.
•Company-owned life insurance policies (“COLI”) are carried at cash surrender value.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
•Net investment in direct financing leases is equal to the minimum lease payment receivables plus the unguaranteed residual value, less the unearned income, less ACL. Income is recognized by applying the pre-tax internal rate of return to the investment balance. The Company regularly reviews its minimum lease payment receivables for credit loss and residual value for impairments.
Securities Lending Transactions and Repurchase Agreements
The Company accounts for securities lending transactions and repurchase agreements as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions and repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income.
MLIC - 22

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Securities Lending Transactions
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Repurchase Agreements
The Company participates in short-term repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company sells securities and receives cash in an amount generally equal to 85% to 100% of the estimated fair value of the securities sold at the inception of the transaction, with a simultaneous agreement to repurchase such securities at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the securities sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Securities sold under such transactions may be sold or re-pledged by the transferee.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

Statement of Operations Presentation:	Derivative:
Net investment income	•	Economic hedges of equity method investments in joint ventures
	•	Economic hedges of FVO securities which are linked to equity indices
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
MLIC - 23

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company issues certain products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
•the contract or contract feature does not meet the definition of a MRB;
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
MLIC - 24

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
Employee Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering eligible MetLife employees. A December 31 measurement date is used for the Company’s defined benefit pension plan.
The Company recognizes the funded status of its defined benefit pension plan, measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation (“PBO”) for pension benefits, in other liabilities.
Actuarial gains and losses result from differences between the plan’s actual experience and the assumed experience on PBO during a particular period and are recorded in accumulated OCI (“AOCI”). To the extent such gains and losses exceed 10% of the PBO, the excess is amortized into net periodic benefit costs, generally over the average projected future service years of the active employees. In addition, prior service costs (credit) are recognized in AOCI at the time of the amendment and then amortized to net periodic benefit costs over the average projected future service years of the active employees.
Net periodic benefit costs are determined using management’s estimates and actuarial assumptions and are comprised of service cost, interest cost, settlement and curtailment costs, amortization of net actuarial (gains) losses, and amortization of prior service costs (credit).
The Company sponsors a nonqualified defined contribution plan for all MetLife employees who qualify. This nonqualified defined contribution plan provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
MLIC - 25

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Income Tax
Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
MLIC - 26

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Litigation Contingencies
The Company is a defendant in a large number of litigation matters and is involved in a number of regulatory investigations. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 19, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Stock-Based Compensation
The Company does not issue any awards payable in its common stock or options to purchase its common stock. MetLife, Inc. grants certain employees stock-based compensation awards under various plans, subject to vesting conditions. In accordance with a services agreement with an affiliate, the Company bears a proportionate share of stock-based compensation expense. The Company’s expense related to stock-based compensation included in other expenses was $67 million, $67 million and $59 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.
Property, Equipment and Leasehold Improvements
Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization on property and equipment are determined using the straight-line method over the estimated useful lives of the assets, generally ranging from four to 40 years. Leasehold improvements are amortized over the shorter of the useful life or remaining lease term up to 20 years. The cost basis of the property, equipment and leasehold improvements was $826 million and $840 million at December 31, 2023 and 2022, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $727 million and $719 million at December 31, 2023 and 2022, respectively.
Leases
The Company, as lessee, has entered into various lease and sublease agreements for office space and equipment. At contract inception, the Company determines that an arrangement contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For contracts that contain a lease, the Company recognizes the ROU asset in other assets and the lease liability in other liabilities. The Company evaluates whether a ROU asset is impaired when events or changes in circumstances indicate that its carrying amount may not be recoverable. Leases with an initial term of 12 months or less are not recorded on the balance sheet and the associated lease costs are recorded as an expense on a straight-line basis over the lease term.
ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and lease liabilities are determined using the Company’s incremental borrowing rate based upon information available at commencement date to recognize the present value of lease payments over the lease term. ROU assets also include lease payments and exclude lease incentives. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option.
The Company has lease agreements with lease and non-lease components. The Company does not separate lease and non-lease components and accounts for these items as a single lease component for all asset classes.
The majority of the Company’s leases and subleases are operating leases related to office space. The Company recognizes lease expense for operating leases on a straight-line basis over the lease term.
MLIC - 27

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Other Revenues
Other revenues primarily include fees related to service contracts from customers for prepaid legal plans, administrative services-only contracts, and recordkeeping and related services. Substantially all of the revenue from the services is recognized over time as the applicable services are provided or are made available to the customers. The revenue recognized includes variable consideration to the extent it is probable that a significant reversal will not occur. In addition to the service fees, other revenues also include certain stable value fees and interest on ceded reinsurance deposit assets. These amounts are recognized as earned.
Policyholder Dividends
Policyholder dividends are approved annually by Metropolitan Life Insurance Company’s Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company.
Foreign Currency
Assets, liabilities and operations of foreign affiliates and subsidiaries, as well as investments accounted for under the equity method, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. For most of the Company’s foreign operations, the local currency is the functional currency. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and revenues and expenses are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.
Goodwill
Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of the cost of the acquired entity over the estimated fair value of such assets acquired and liabilities assumed. Goodwill is not amortized, but is tested for impairment at least annually, or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.
For the 2023 annual goodwill impairment tests, the Company concluded that goodwill was not impaired. The goodwill balance was $84 million, $2 million and $31 million in the Group Benefits, RIS and MetLife Holdings segments, respectively, at both December 31, 2023 and 2022.
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of ASUs to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
Adoption of ASU 2018-12 - Targeted Improvements to the Accounting for Long-Duration Contracts
The Company adopted LDTI effective January 1, 2023 with a Transition Date of January 1, 2021. The standard required a full retrospective transition approach for MRBs, and allowed for a transition method election for FPBs and DAC, as well as other balances that have historically been amortized in a manner consistent with DAC. The Company has elected the modified retrospective transition approach for all FPBs, DAC, and related balances on all long-duration contracts, subject to the transition provisions. Additionally, an amendment in LDTI allowed entities to make an accounting policy election to exclude certain sold or disposed contracts or legal entities from application of the transition guidance. The Company did not make such an election.
MLIC - 28

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Under the modified retrospective approach, the Company was required to establish LDTI-compliant FPBs, DAC and related balances for the Company’s Transition Date opening balance sheet by utilizing the Company’s December 31, 2020 balances with certain adjustments as described below.
MLIC - 29

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents a summary of the Transition Date impacts associated with the implementation of LDTI to the consolidated balance sheet:

	Premiums, Reinsurance and Other Receivables	Deferred Policy Acquisition Costs and Value of Business Acquired	Deferred Tax Asset	Other Assets	Future Policy Benefits	Policyholder Account Balances	Market Risk Benefit Liabilities	Deferred Income Tax Liability	Retained Earnings	Accumulated Other Comprehensive Income (Loss)
	(In millions)
Balances as reported, December 31, 2020	$21,478	$2,649	$—	$4,276	$133,921	$96,635	$—	$1,980	$10,548	$11,662
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	(59)	—	—	—	(1,447)	(495)	1,883	—	—	—
Adjustments for the difference between previous carrying amounts and fair value measurements for market risk benefits	—	—	—	—	—	—	4,906	(1,030)	(3,897)	21
Removal of related amounts in accumulated other comprehensive income	—	1,482	—	29	(6,835)	—	—	1,751	—	6,595
Adjustment of future policy benefits to remeasure cohorts where net premiums exceed gross premiums under the modified retrospective approach	32	—	—	—	89	—	—	(12)	(45)	—
Effect of remeasurement of future policy benefits to an upper-medium grade discount rate	403	—	—	—	25,208	—	—	(5,209)	—	(19,596)
Adjustments for the cumulative effect of adoption on additional insurance assets and liabilities	29	—	—	—	36	—	—	—	—	(7)
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	2	12	2,518	—	(4,794)	4,794	—	2,520	10	—
Balances as adjusted, January 1, 2021	$21,885	$4,143	$2,518	$4,305	$146,178	$100,934	$6,789	$—	$6,616	$(1,325)
MLIC - 30

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The Transition Date impacts associated with the implementation of LDTI were applied as follows:
Market Risk Benefits (See Note 5)
The full retrospective transition approach for MRBs required assessing products to determine whether contract or contract features expose the Company to other than nominal capital market risk. The population of MRBs identified was then reviewed to determine the historical measurement model prior to adoption of LDTI. If the MRB was a bifurcated embedded derivative prior to the adoption of LDTI, the existing measurement approach was retained, except that the fair value of the MRB at inception was recalculated to isolate the contract issue date nonperformance risk of the Company.
If, prior to the adoption of LDTI, the MRB was partially a bifurcated embedded derivative (e.g., a contract with multiple features where one was a bifurcated embedded derivative and one was an additional insurance liability), or was accounted for under a different model, the at-inception attributed fee ratio was calculated for every identified MRB, and using the at inception attributed fee ratio, the fair value of the MRB at the contract issue date was calculated to isolate the contract issue date nonperformance risk of the Company.
At the Transition Date, the impacts to the financial statements of the full retrospective approach for MRBs include the following:
•The amounts previously recorded for these contracts within additional insurance liabilities, embedded derivatives, and other insurance liabilities were reclassified to MRB liabilities;
•The difference between the fair value of the MRBs and the previously recorded carrying value at the Transition Date, excluding the cumulative effect of changes in nonperformance risk of the Company, was recorded as an adjustment to the opening balance of retained earnings; and
•The cumulative effect of changes in nonperformance risk between the contract issue date and the Transition Date was recorded as an adjustment to opening AOCI as of the Transition Date.
Future Policy Benefits (See Note 3)
Traditional Non-participating Long-duration products
•Loss recognition balances related to unrealized investment gains associated with certain long-duration products previously recorded in AOCI were removed;
•Contracts in-force as of the Transition Date were grouped into cohorts; a revised NPR was calculated for each cohort using the existing Transition Date balance, best estimate cash flow assumptions without a provision for adverse deviation, and the historical discount rates used for the contracts within the cohort prior to the adoption of LDTI (the “locked-in” discount rate). For any cohorts where the net premiums exceeded gross premiums (NPR exceeded 100%), the FPB was increased for the excess of net premiums over gross premiums, with a corresponding adjustment recorded to opening retained earnings as of the Transition Date;
•The difference between the FPB balance calculated at the current upper-medium grade discount rate and the FPB balance calculated at the locked-in discount rate was recorded as an adjustment to opening AOCI as of the Transition Date; and
•Corresponding adjustments were made to ceded reinsurance balances.
Limited-payment Long-duration products
Limited-payment long-duration products transition to LDTI follows a similar approach to traditional non-participating products, except that these product cohorts may have a DPL which is adjusted at the Transition Date. If an increase to FPB depleted the DPL, the remaining adjustment was recorded to opening retained earnings as of the Transition Date.
MLIC - 31

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Additional insurance liabilities
•The contracts and contract features that met the definition of a MRB were reclassified;
•The impact of updating assessments used in the calculation of the additional insurance liabilities to reflect the constant margin amortization basis for UREV liabilities was recorded as an adjustment to opening retained earnings and AOCI; and
•Corresponding adjustments were made to ceded reinsurance balances.
DAC and other balances to be amortized in a manner consistent with DAC (VOBA, DSI and UREV) (See Note 7 for information on DAC, VOBA and UREV)
The opening balances of these accounts were adjusted for removal of the related amounts in AOCI, as these balances are no longer amortized using expected future gross premiums, margins, profits or earned premiums.
Other balance sheet reclassifications and adjustments at LDTI adoption (See Notes 3, 4 and 7)
Individual income annuities reclassification
Prior to the Transition Date, the Company classified all structured settlement and institutional income annuity products within FPBs. While the pre-LDTI GAAP reserving model was the same for these products, upon transition to LDTI, the reserving model for a subset of these products changed, requiring the Company to reclassify $4.7 billion of FPBs to PABs at the Transition Date.
Other reclassifications and adjustments
Other minor reclassifications and adjustments were made to conform to LDTI presentation requirements.
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated balance sheet:

	December 31, 2022
	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Assets
Premiums, reinsurance and other receivables	$20,704	$87	$20,791
Market risk benefits	$—	$174	$174
Deferred policy acquisition costs and value of business acquired	$5,263	$(1,506)	$3,757
Deferred income tax asset	$2,661	$259	$2,920
Other assets	$4,367	$(15)	$4,352
Total assets	$385,840	$(1,001)	$384,839

Liabilities
Future policy benefits	$133,725	$(6,811)	$126,914
Policyholder account balances	$99,967	$3,440	$103,407
Market risk benefits	$—	$3,270	$3,270
Other policy-related balances	$7,863	$68	$7,931
Other liabilities	$24,489	$6	$24,495
Total liabilities	$371,471	$(27)	$371,444

Equity
Retained earnings	$10,572	$(1,550)	$9,022
Accumulated other comprehensive income (loss)	$(8,896)	$576	$(8,320)
Total Metropolitan Life Insurance Company stockholder’s equity	$14,157	$(974)	$13,183
Total equity	$14,369	$(974)	$13,395
Total liabilities and equity	$385,840	$(1,001)	$384,839
MLIC - 32

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of operations:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Revenues
Premiums	$31,198	$(9)	$31,189	$26,191	$(3)	$26,188
Universal life and investment-type product policy fees	$1,997	$(180)	$1,817	$2,062	$(188)	$1,874
Other revenues	$1,698	$(4)	$1,694	$1,616	$—	$1,616
Net derivative gains (losses)	$472	$280	$752	$(964)	$(665)	$(1,629)
Total revenues	$45,360	$87	$45,447	$42,043	$(856)	$41,187
Expenses
Policyholder benefits and claims	$32,954	$179	$33,133	$29,423	$(339)	$29,084
Policyholder liability remeasurement (gains) losses	$—	$(11)	$(11)	$—	$—	$—
Market risk benefits remeasurement (gains) losses	$—	$(3,379)	$(3,379)	$—	$(758)	$(758)
Interest credited to policyholder account balances	$2,382	$127	$2,509	$2,027	$158	$2,185
Policyholder dividends	$559	$4	$563	$728	$4	$732
Other expenses	$5,555	$148	$5,703	$5,617	$83	$5,700
Total expenses	$41,450	$(2,932)	$38,518	$37,795	$(852)	$36,943
Income (loss) before provision for income tax	$3,910	$3,019	$6,929	$4,248	$(4)	$4,244
Provision for income tax expense (benefit)	$639	$634	$1,273	$530	$(1)	$529
Net income (loss)	$3,271	$2,385	$5,656	$3,718	$(3)	$3,715
Net income (loss) attributable to Metropolitan Life Insurance Company	$3,243	$2,385	$5,628	$3,713	$(3)	$3,710
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of comprehensive income:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Net income (loss)	$3,271	$2,385	$5,656	$3,718	$(3)	$3,715
Unrealized investment gains (losses), net of related offsets	$(23,566)	$(6,769)	$(30,335)	$(2,462)	$(2,879)	$(5,341)
Future policy benefits discount rate remeasurement gains (losses)	$—	$21,623	$21,623	$—	$5,118	$5,118
Market risk benefits instrument-specific credit risk remeasurement gains (losses)	$—	$(236)	$(236)	$—	$311	$311
Other comprehensive income (loss), before income tax	$(23,817)	$14,618	$(9,199)	$(2,260)	$2,550	$290
Income tax (expense) benefit related to items of other comprehensive income (loss)	$5,004	$(3,070)	$1,934	$515	$(535)	$(20)
Other comprehensive income (loss), net of income tax	$(18,813)	$11,548	$(7,265)	$(1,745)	$2,015	$270
Comprehensive income (loss)	$(15,542)	$13,933	$(1,609)	$1,973	$2,012	$3,985
Comprehensive income (loss) attributable to Metropolitan Life Insurance Company	$(15,570)	$13,933	$(1,637)	$1,968	$2,012	$3,980
MLIC - 33

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of equity:

	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Retained Earnings
Balance at December 31, 2020	$10,548	$—	$10,548
Cumulative effects of changes in accounting principles, net of income tax	$—	$(3,932)	$(3,932)
Net income (loss)	$3,713	$(3)	$3,710
Balance at December 31, 2021	$10,868	$(3,935)	$6,933
Net income (loss)	$3,243	$2,385	$5,628
Balance at December 31, 2022	$10,572	$(1,550)	$9,022
Accumulated Other Comprehensive Income (Loss)
Balance at December 31, 2020	$11,662	$—	$11,662
Cumulative effects of changes in accounting principles, net of income tax	$—	$(12,987)	$(12,987)
Other comprehensive income (loss), net of income tax	$(1,745)	$2,015	$270
Balance at December 31, 2021	$9,917	$(10,972)	$(1,055)
Other comprehensive income (loss), net of income tax	$(18,813)	$11,548	$(7,265)
Balance at December 31, 2022	$(8,896)	$576	$(8,320)
Total Metropolitan Life Insurance Company Stockholder’s Equity
Balance at December 31, 2020	$34,675	$—	$34,675
Cumulative effects of changes in accounting principles, net of income tax	$—	$(16,919)	$(16,919)
Net income (loss)	$3,713	$(3)	$3,710
Other comprehensive income (loss), net of income tax	$(1,745)	$2,015	$270
Balance at December 31, 2021	$33,254	$(14,907)	$18,347
Net income (loss)	$3,243	$2,385	$5,628
Other comprehensive income (loss), net of income tax	$(18,813)	$11,548	$(7,265)
Balance at December 31, 2022	$14,157	$(974)	$13,183
Total Equity
Balance at December 31, 2020	$34,858	$—	$34,858
Cumulative effects of changes in accounting principles, net of income tax	$—	$(16,919)	$(16,919)
Net income (loss)	$3,718	$(3)	$3,715
Other comprehensive income (loss), net of income tax	$(1,745)	$2,015	$270
Balance at December 31, 2021	$33,428	$(14,907)	$18,521
Change in equity of noncontrolling interests	$10	$—	$10
Net income (loss)	$3,271	$2,385	$5,656
Other comprehensive income (loss), net of income tax	$(18,813)	$11,548	$(7,265)
Balance at December 31, 2022	$14,369	$(974)	$13,395
MLIC - 34

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The following table presents the effects of the retrospective application of the adoption of the new LDTI accounting guidance to the Company’s previously reported consolidated statements of cash flows:

	December 31,
	2022			2021
	As Previously Reported	Adoption Adjustment	Post Adoption	As Previously Reported	Adoption Adjustment	Post Adoption
	(In millions)
Cash flows from operating activities
Net income (loss)	$3,271	$2,385	$5,656	$3,718	$(3)	$3,715
(Gains) losses on derivatives, net	$1,122	$(187)	$935	$2,480	$232	$2,712
Interest credited to policyholder account balances	$2,344	$(51)	$2,293	$1,988	$116	$2,104
Universal life and investment-type product policy fees	$(1,162)	$(1)	$(1,163)	$(1,070)	$(21)	$(1,091)
Change in premiums, reinsurance and other receivables	$146	$69	$215	$752	$(162)	$590
Change in market risk benefits	$—	$(3,141)	$(3,141)	$—	$(476)	$(476)
Change in deferred policy acquisition costs and value of business acquired, net	$(39)	$147	$108	$194	$84	$278
Change in income tax	$219	$634	$853	$5	$(1)	$4
Change in other assets	$201	$(14)	$187	$(308)	$5	$(303)
Change in insurance-related liabilities and policy-related balances	$(1,958)	$628	$(1,330)	$(957)	$700	$(257)
Change in other liabilities	$(67)	$4	$(63)	$(370)	$(2)	$(372)
Net cash provided by (used in) operating activities	$4,667	$473	$5,140	$3,257	$472	$3,729
Cash flows from financing activities
Policyholder account balances - deposits	$85,294	$(9)	$85,285	$78,129	$—	$78,129
Policyholder account balances - withdrawals	$(80,028)	$(464)	$(80,492)	$(80,378)	$(472)	$(80,850)
Net cash provided by (used in) financing activities	$(8,710)	$(473)	$(9,183)	$(3,758)	$(472)	$(4,230)
Other Adopted Accounting Pronouncements
The table below describes the impacts of the other ASUs adopted by the Company.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2022-02, Financial Instruments—Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures	The amendments in the new ASU eliminate the accounting guidance for troubled debt restructurings by creditors that have adopted the current expected credit loss guidance while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. In addition, the amendments require that a public business entity disclose current-period gross write-offs by year of origination for financing receivables and net investment in leases.	January 1, 2023, the Company adopted, using a prospective approach.
The new guidance has reduced the complexity involved with evaluating and accounting for certain loan modifications. The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements, other than expanded disclosures in Note 10.

ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting; as clarified and amended by ASU 2021-01, Reference Rate Reform (Topic 848): Scope; as amended by ASU 2022-06, Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848

The guidance provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. ASU 2021-01 amends the scope of the recent reference rate reform guidance. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment to qualify for certain optional relief. The amendments in ASU 2022-06 extend the sunset date of the reference rate reform optional expedients and exceptions to December 31, 2024.
Effective for contract modifications made between March 12, 2020 and December 31, 2024.
The guidance has reduced the operational and financial impacts of contract modifications that replace a reference rate, such as London Interbank Offered Rate, affected by reference rate reform.

Contract modifications to replace reference rates affected by the reform occurred during 2021, 2022 and 2023. The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements.

MLIC - 35

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2023 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures
Among other things, the amendments in this update require that public business entities, on an annual basis: (i) disclose specific categories in the rate reconciliation and (ii) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this update require that all entities disclose on an annual basis the following information about income taxes paid: (i) the amount of income taxes paid (net of refunds received) disaggregated by federal (national), state, and foreign taxes and (ii) the amount of income taxes paid (net of refunds received) disaggregated by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than 5 percent of total income taxes paid (net of refunds received).
		Effective for annual periods beginning January 1, 2025, to be applied prospectively with an option for retrospective application (with early adoption permitted).	The Company is evaluating the impact of the guidance on its consolidated financial statements.
ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures
The amendments in the ASU are intended to improve reportable segment disclosure requirements primarily through enhanced disclosures about significant segment expenses. The key amendments include:
(i) disclosures on significant segment expenses that are regularly provided to the chief operating decision maker (CODM) and included within each reported measure of segment profit or loss on an annual and interim basis;
(ii) disclosures on an amount for other segment items by reportable segment and a description of its composition on an annual and interim basis. The other segment items category is the difference between segment revenue less the significant expenses disclosed and each reported measure of segment profit or loss;
(iii) providing all annual disclosures on a reportable segment’s profit or loss and assets currently required by FASB ASC Topic 280, Segment Reporting in interim periods; and
(iv) specifying the title and position of the CODM.
Effective for annual periods beginning January 1, 2024 and interim periods beginning January 1, 2025, to be applied on a retrospective basis unless it is impracticable (with early adoption permitted).
The Company is evaluating the impact of the guidance on its annual disclosures to be included in its 2024 consolidated financial statements and interim condensed consolidated financial statements to be issued thereafter.

ASU 2023-02, Investments—Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Tax Credit Structures Using the Proportional Amortization Method	The amendments in this update permit reporting entities to elect to account for their tax equity investments, regardless of the tax credit program from which the income tax credits are received, using the proportional amortization method if certain conditions are met. In addition, disclosures describing the nature of the investments and related income tax credits and benefits will be required.	January 1, 2024, to be applied on either a modified retrospective or a retrospective basis subject to certain exceptions (with early adoption permitted).
Effective January 1, 2024, the Company will elect to account for its tax equity investments using the proportional amortization method if certain criteria are met. The adoption of the proportional amortization method will be applied on a modified retrospective basis and the Company estimates that the January 1, 2024 transition date impact from adoption will result in a decrease to total equity not to exceed $250 million, net of income tax.

MLIC - 36

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information
In the fourth quarter of 2023, MLIC reorganized from two segments into the following three segments to reflect changes in management’s responsibilities: Group Benefits, RIS and MetLife Holdings. The Group Benefits and RIS businesses were previously reported as the U.S. segment. These changes were applied retrospectively and did not have an impact on prior period total consolidated net income (loss) or adjusted earnings. In addition, the Company continues to report certain of its results of operations in Corporate & Other.
Group Benefits
The Group Benefits segment, based in the U.S., offers a broad range of products to corporations and their respective employees, other institutions and their respective members, as well as individuals. These products include term, variable and universal life insurance, dental, group and individual disability and accident & health insurance.
RIS
The RIS segment, based in the U.S., offers a broad range of life and annuity-based insurance and investment products to corporations and their respective employees, other institutions and their respective members, as well as individuals. These products include stable value and pension risk transfer products, institutional income annuities, structured settlements, benefit funding solutions and capital markets investment products.
MetLife Holdings
The MetLife Holdings segment consists of operations relating to products and businesses that the Company no longer actively markets in the United States. These include variable, universal, term and whole life insurance, variable, fixed and index-linked annuities and long-term care insurance.
Corporate & Other
Corporate & Other contains various start-up, developing and run-off businesses, including the Company’s ancillary non-U.S. operations. Also included in Corporate & Other are: the excess capital, as well as certain charges and activities, not allocated to the segments (including enterprise-wide strategic initiatives), interest expense related to the majority of the Company’s outstanding debt, expenses associated with certain legal proceedings and income tax audit issues, and the elimination of intersegment amounts (which generally relate to intersegment loans bearing interest rates commensurate with related borrowings).
Financial Measures and Segment Accounting Policies
Adjusted earnings is used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also the Company’s GAAP measure of segment performance and is reported below. Adjusted earnings should not be viewed as a substitute for net income (loss). The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.
The adoption of LDTI impacted the Company’s calculation of adjusted earnings. With the adoption of LDTI, the measurement model was simplified for DAC and VOBA, and most embedded derivatives were reclassified as MRBs. As a result, the Company updated its calculation of adjusted earnings to remove certain adjustments related to the amortization of DAC, VOBA and related intangibles and adjusted for changes in measurement of certain guarantees. Under LDTI, adjusted earnings excludes changes in fair value associated with MRBs, changes in discount rates on certain annuitization guarantees, losses at contract inception for certain single premium business, and asymmetrical accounting associated with in-force reinsurance. All periods presented herein reflect the updated calculation of adjusted earnings.
Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax.
These financial measures focus on the Company’s primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP.
Market volatility can have a significant impact on the Company’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), MRB remeasurement gains (losses) and goodwill impairments.
MLIC - 37

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.
Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment.
•Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.
•Interest credited to PABs excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.
Divested businesses are those that have been or will be sold or exited by MLIC but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MLIC that do not meet the criteria to be included in results of discontinued operations under GAAP.
Other adjustments are made to the line items indicated in calculating adjusted earnings:
•Net investment income and interest credited to PABs excludes certain amounts related to contractholder-directed equity securities.
•Other revenues include fee revenue on synthetic guaranteed interest contracts (“GICs”) accounted for as freestanding derivatives.
•Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.
Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.
The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.
Set forth in the tables below is certain financial information with respect to the Company’s segments, as well as Corporate & Other, for the years ended December 31, 2023, 2022 and 2021 and at December 31, 2023 and 2022. The segment accounting policies are the same as those used to prepare the Company’s consolidated financial statements, except for adjusted earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.
Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife’s and the Company’s businesses.
MLIC - 38

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

MetLife’s economic capital model, coupled with considerations of local capital requirements, aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon while applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife’s management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards. The adoption of LDTI resulted in changes to the economic capital model. The changes related to this adoption do not represent a change in the composition of the segments and, in accordance with GAAP guidance for segment reporting, the Company will apply the changes to the economic capital model prospectively and did not update the economic capital model for 2022 and 2021.
Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company’s consolidated net investment income, net income (loss) or adjusted earnings.
Net investment income is based upon the actual results of each segment’s specifically identifiable investment portfolios adjusted for allocated equity. With the adoption of LDTI, net investment income was reallocated for certain segments to reflect the impact of the change to certain liability balances, with no impact to consolidated net investment income. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company’s product pricing.

Year Ended December 31, 2023	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$20,593	$1,776	$2,346	$3	$24,718	$—	$24,718
Universal life and investment-type product policy fees	878	264	519	3	1,664	—	1,664
Net investment income (1)	1,272	6,508	3,991	224	11,995	(789)	11,206
Other revenues	711	256	197	499	1,663	10	1,673
Net investment gains (losses)	—	—	—	—	—	(1,375)	(1,375)
Net derivative gains (losses)	—	—	—	—	—	(1,537)	(1,537)
Total revenues	23,454	8,804	7,053	729	40,040	(3,691)	36,349
Expenses
Policyholder benefits and claims and policyholder dividends	17,976	4,163	4,462	1	26,602	18	26,620
Policyholder liability remeasurement (gains) losses	(26)	(158)	34	—	(150)	—	(150)
Market risk benefit remeasurement (gains) losses	—	—	—	—	—	(703)	(703)
Interest credited to policyholder account balances	193	2,492	582	317	3,584	18	3,602
Capitalization of DAC	(18)	(46)	1	(55)	(118)	—	(118)
Amortization of DAC and VOBA	26	31	224	17	298	—	298
Interest expense on debt	2	14	13	103	132	—	132
Other expenses	3,318	559	794	852	5,523	(50)	5,473
Total expenses	21,471	7,055	6,110	1,235	35,871	(717)	35,154
Provision for income tax expense (benefit)	416	365	182	(283)	680	(620)	60
Adjusted earnings	$1,567	$1,384	$761	$(223)	3,489
Adjustments to:
Total revenues					(3,691)
Total expenses					717
Provision for income tax (expense) benefit					620
Net income (loss)					$1,135		$1,135
MLIC - 39

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

At December 31, 2023	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total
	(In millions)
Total assets	$34,185	$180,625	$133,219	$30,656	$378,685
Separate account assets	$1,159	$47,310	$34,728	$—	$83,197
Separate account liabilities	$1,159	$47,310	$34,728	$—	$83,197
__________________
(1)Net investment income from equity method invested assets represents 0%, 1% and 2% of segment net investment income, and equity method invested assets represent 1%, 3% and 4% of segment total assets for the Group Benefits, RIS and MetLife Holdings segments, respectively.

Year Ended December 31, 2022	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$20,269	$8,425	$2,495	$—	$31,189	$—	$31,189
Universal life and investment-type product policy fees	855	267	695	—	1,817	—	1,817
Net investment income (1)	1,126	5,236	4,393	(45)	10,710	(588)	10,122
Other revenues	653	407	149	485	1,694	—	1,694
Net investment gains (losses)	—	—	—	—	—	(127)	(127)
Net derivative gains (losses)	—	—	—	—	—	752	752
Total revenues	22,903	14,335	7,732	440	45,410	37	45,447
Expenses
Policyholder benefits and claims and policyholder dividends	18,157	10,666	4,757	—	33,580	116	33,696
Policyholder liability remeasurement (gains) losses	7	(85)	67	—	(11)	—	(11)
Market risk benefit remeasurement (gains) losses	—	—	—	—	—	(3,379)	(3,379)
Interest credited to policyholder account balances	143	1,687	643	67	2,540	(31)	2,509
Capitalization of DAC	(18)	(51)	—	(120)	(189)	—	(189)
Amortization of DAC and VOBA	26	28	237	6	297	—	297
Interest expense on debt	1	8	8	87	104	—	104
Other expenses	3,073	391	801	1,249	5,514	(23)	5,491
Total expenses	21,389	12,644	6,513	1,289	41,835	(3,317)	38,518
Provision for income tax expense (benefit)	318	350	240	(339)	569	704	1,273
Adjusted earnings	$1,196	$1,341	$979	$(510)	3,006
Adjustments to:
Total revenues					37
Total expenses					3,317
Provision for income tax (expense) benefit					(704)
Net income (loss)					$5,656		$5,656

At December 31, 2022	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total
	(In millions)
Total assets	$33,179	$187,479	$133,393	$30,788	$384,839
Separate account assets	$990	$55,020	$33,231	$—	$89,241
Separate account liabilities	$990	$55,020	$33,231	$—	$89,241
__________________
(1)Net investment income from equity method invested assets represents 1%, 5% and 7% of segment net investment income for the Group Benefits, RIS and MetLife Holdings segments, respectively.
MLIC - 40

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

Year Ended December 31, 2021	Group Benefits	RIS	MetLife Holdings	Corporate & Other	Total	Adjustments	Total Consolidated
	(In millions)
Revenues
Premiums	$19,640	$3,823	$2,725	$—	$26,188	$—	$26,188
Universal life and investment-type product policy fees	829	272	773	—	1,874	—	1,874
Net investment income (1)	1,152	6,097	5,768	48	13,065	(579)	12,486
Other revenues	617	244	243	512	1,616	—	1,616
Net investment gains (losses)	—	—	—	—	—	652	652
Net derivative gains (losses)	—	—	—	—	—	(1,629)	(1,629)
Total revenues	22,238	10,436	9,509	560	42,743	(1,556)	41,187
Expenses
Policyholder benefits and claims and policyholder dividends	18,820	5,813	5,154	—	29,787	29	29,816
Policyholder liability remeasurement (gains) losses	(4)	(11)	15	—	—	—	—
Market risk benefit remeasurement (gains) losses	—	—	—	—	—	(758)	(758)
Interest credited to policyholder account balances	127	1,397	666	1	2,191	(6)	2,185
Capitalization of DAC	(19)	(40)	2	(6)	(63)	—	(63)
Amortization of DAC and VOBA	26	29	286	—	341	—	341
Interest expense on debt	1	5	5	85	96	—	96
Other expenses	2,819	447	839	1,230	5,335	(9)	5,326
Total expenses	21,770	7,640	6,967	1,310	37,687	(744)	36,943
Provision for income tax expense (benefit)	100	580	514	(505)	689	(160)	529
Adjusted earnings	$368	$2,216	$2,028	$(245)	4,367
Adjustments to:
Total revenues					(1,556)
Total expenses					744
Provision for income tax (expense) benefit					160
Net income (loss)					$3,715		$3,715
__________________
(1)Net investment income from equity method invested assets represents 5%, 26% and 28% of segment net investment income for the Group Benefits, RIS and MetLife Holdings segments, respectively.
MLIC - 41

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Segment Information (continued)

The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company’s segments, as well as Corporate & Other:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Life insurance	$14,721	$14,809	$15,396
Accident & health insurance	10,460	10,111	9,493
Annuities	2,412	9,346	4,386
Other	462	434	403
Total	$28,055	$34,700	$29,678
Substantially all of the Company’s consolidated premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.
Revenues derived from one RIS customer were $8.1 billion for the year ended December 31, 2022, which represented 23%, of consolidated premiums, universal life and investment-type product policy fees and other revenues. The revenue was from a single premium received for a pension risk transfer. Revenues derived from one Group Benefits customer were $3.6 billion, $3.8 billion and $3.9 billion for the years ended December 31, 2023, 2022 and 2021, respectively, which represented 13%, 11% and 13% of the consolidated premiums, universal life and investment-type product policy fees and other revenues, respectively. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2023, 2022 or 2021.
3. Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies. These liabilities are comprised of traditional and limited-payment contracts and associated DPLs, additional insurance liabilities, participating life and short-duration contracts.
The LDTI transition adjustments related to traditional and limited-payment contracts, DPLs, and additional insurance liabilities, as well as the associated ceded recoverables, as described in Note 1, were as follows at the Transition Date:
MLIC - 42

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)

	RIS Annuities	MetLife Holdings Long-Term Care	MetLife Holdings Participating Life	Other Long-Duration	Short-Duration and Other	Total
	(In millions)
Balance, future policy benefits, at December 31, 2020	$54,535	$14,281	$45,349	$9,625	$10,131	$133,921
Removal of additional insurance liabilities for separate presentation (1)	(4)	—	—	(2,925)	—	(2,929)
Subtotal - pre-adoption balance, excluding additional liabilities	54,531	14,281	45,349	6,700	10,131	130,992
Removal of related amounts in AOCI	(5,571)	(1,210)	—	(54)	—	(6,835)
Adjustment of future policy benefits to remeasure cohorts where net premiums exceed gross premiums under the modified retrospective approach	41	—	—	48	—	89
Effect of remeasurement of future policy benefits to an upper-medium grade discount rate	15,011	8,270	—	1,927	—	25,208
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	(4,747)	—	—	(47)	—	(4,794)
Removal of remeasured deferred profit liabilities for separate presentation (1)	(2,413)	—	—	(250)	—	(2,663)
Balance, traditional and limited-payment contracts, at January 1, 2021	$56,852	$21,341	$45,349	$8,324	$10,131	$141,997

Balance, deferred profit liabilities at January 1, 2021	$2,413	$—	$—	$250	$—	$2,663

Balance, ceded recoverables on traditional and limited-payment contracts at December 31, 2020	$203	$—		$752		$955
Effect of remeasurement of the ceded recoverable to an upper-medium grade discount rate	135	—		268		403
Adjustments for loss contracts (with net premiums in excess of gross premiums) under the modified retrospective approach	—	—		32		32
Adjustments for the cumulative effect of adoption on ceded recoverables on traditional and limited-payment contract	6	—		20		26
Balance ceded recoverables on traditional and limited-payment contracts at January 1, 2021	$344	$—		$1,072		$1,416
__________________
(1)LDTI requires separate disaggregated rollforwards of the additional insurance liabilities balance and the traditional and limited-payment FPBs. Therefore, the additional insurance liabilities and DPL amounts that are recorded in the FPB financial statement line item are removed to derive the opening balance of traditional and limited-payment contracts at the Transition Date.
MLIC - 43

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)

	MetLife Holdings Universal and Variable Universal Life	Other Long-Duration	Total
	(In millions)
Additional insurance liabilities at December 31, 2020	$1,478	$1,451	$2,929
Reclassification of carrying amount of contracts and contract features that are market risk benefits	—	(1,447)	(1,447)
Adjustments for the cumulative effect of adoption on additional insurance liabilities	36	—	36
Additional insurance liabilities at January 1, 2021	$1,514	$4	$1,518

Ceded recoverables on additional insurance liabilities at December 31, 2020	$554	$—	$554
Adjustments for the cumulative effect of adoption on ceded recoverables on additional insurance liabilities	9	—	9
Ceded recoverables on additional insurance liabilities at January 1, 2021	$563	$—	$563

Balance, traditional and limited-payment contracts, at January 1, 2021			$141,997
Balance, deferred profit liabilities at January 1, 2021			2,663
Balance, additional insurance liabilities at January 1, 2021			1,518
Total future policy benefits at January 1, 2021			$146,178
The Company’s future policy benefits on the consolidated balance sheets was as follows at:

	December 31,
	2023	2022
	(In millions)
Traditional and Limited-Payment Contracts:
RIS - Annuities	$48,695	$47,990
MetLife Holdings - Long-term care	15,240	13,845
Deferred Profit Liabilities:
RIS - Annuities	3,000	2,699
Additional Insurance Liabilities:
MetLife Holdings - Universal and variable universal life	1,841	1,641
MetLife Holdings - Participating life	43,586	44,434
Other long-duration (1)	6,605	6,297
Short-duration and other	10,215	10,008
Total	$129,182	$126,914
__________________
(1) This balance represents liabilities for various smaller product lines across all segments.
Rollforwards - Traditional and Limited-Payment Contracts
The following information about the direct and assumed liability for future policy benefits includes disaggregated rollforwards of expected future net premiums and expected future benefits. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. The adjusted balance in each disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforwards and accompanying financial information do not include a reduction for amounts ceded to reinsurers, except with respect to ending net liability for future policy benefits balances where applicable. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MLIC - 44

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
RIS - Annuities
The RIS segment’s annuity products include pension risk transfers, certain structured settlements and certain institutional income annuities, which are mainly single premium spread-based products. Information regarding these products was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$—	$—	$—

Balance at January 1, at original discount rate	$—	$—	$—
Effect of changes in cash flow assumptions (1)	—	—	—
Effect of actual variances from expected experience (2)	(44)	—	—
Adjusted balance	(44)	—	—
Issuances	1,607	8,326	3,370
Net premiums collected	(1,563)	(8,326)	(3,370)
Balance at December 31, at original discount rate	—	—	—
Balance at December 31, at current discount rate at balance sheet date	$—	$—	$—

Present Value of Expected Future Policy Benefits
Balance at January 1, at current discount rate at balance sheet date	$48,190	$54,172	$55,778

Balance at January 1, at original discount rate	$49,194	$42,453	$40,767
Effect of changes in cash flow assumptions (1)	(193)	(99)	(112)
Effect of actual variances from expected experience (2)	(411)	(136)	(183)
Adjusted balance	48,590	42,218	40,472
Issuances	1,642	8,427	3,419
Interest accrual	2,377	2,182	2,098
Benefit payments	(4,618)	(3,633)	(3,536)
Balance at December 31, at original discount rate	47,991	49,194	42,453
Effect of changes in discount rate assumptions	895	(1,004)	11,719
Balance at December 31, at current discount rate at balance sheet date	48,886	48,190	54,172

Cumulative amount of fair value hedging adjustments	(191)	(200)	727
Net liability for future policy benefits	48,695	47,990	54,899
Less: Reinsurance recoverables	—	—	312
Net liability for future policy benefits, net of reinsurance	$48,695	$47,990	$54,587

Undiscounted - Expected future benefit payments	$93,959	$95,493	$80,524
Discounted - Expected future benefit payments (at current discount rate at balance sheet date)	$48,886	$48,190	$54,172
Weighted-average duration of the liability	9 years	9 years	12 years
Weighted-average interest accretion (original locked-in) rate	5.0%	4.9%	5.2%
Weighted-average current discount rate at balance sheet date	5.1%	5.5%	2.9%
__________________
(1)    For the years ended December 31, 2023 and 2021, the net effect of changes in cash flow assumptions was largely offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $136 million and $95 million, respectively. For the year ended December 31, 2022, the net effect of changes in cash flow assumptions was more than offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $113 million.
MLIC - 45

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
(2)    For the year ended December 31, 2023, the net effect of actual variances from expected experience was largely offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $269 million. For the year ended December 31, 2022, the net effect of actual variances from expected experience was partially offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $51 million. For the year ended December 31, 2021, the net effect of actual variances from expected experience was more than offset by the corresponding impact in DPL associated with the RIS segment’s annuity products of $188 million.
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB for the RIS segment’s annuity products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, the current upper-medium grade discount rate at the balance sheet date and best estimate mortality assumptions.
For each of the years ended December 31, 2023, 2022 and 2021, the net effect of changes in cash flow assumptions was primarily driven by updates in biometric assumptions related to mortality.
For the year ended December 31, 2023, the net effect of actual variances from expected experience was primarily driven by favorable mortality, an amendment of an affiliated reinsurance treaty and model refinements. For the years ended December 31, 2022 and 2021, the net effect of actual variances from expected experience was primarily driven by favorable mortality.
When single premium annuity contracts are issued, the FPB reserve is required to be measured at an upper-medium grade discount rate. Due to differences between the upper-medium grade discount rate and pricing assumptions used to determine the contractual premium, the initial FPB reserve at issue for a particular cohort may be greater than the contractual premium received, and the difference must be recognized as an immediate loss at issue. On these cohorts, future experience that differs from expected experience and changes in cash flow assumptions result in the recognition of remeasurement gains and losses with net remeasurement gains limited to the amount of the original loss at issue, after which any favorable experience is deferred and recorded within the DPL. For the year ended December 31, 2022, the Company incurred a loss at issue of $91 million and recognized a net remeasurement gain of $8 million attributable to cohorts with no DPL or where the DPL was depleted during the year.
MLIC - 46

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
MetLife Holdings - Long-term Care
The MetLife Holdings segment’s long-term care products offer protection against potentially high costs of long-term health care services. Information regarding these products was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Present Value of Expected Net Premiums
Balance at January 1, at current discount rate at balance sheet date	$5,775	$7,058	$7,142

Balance at January 1, at original discount rate	$5,807	$5,699	$5,516
Effect of changes in cash flow assumptions	(152)	272	270
Effect of actual variances from expected experience	199	120	183
Adjusted balance	5,854	6,091	5,969
Interest accrual	294	298	287
Net premiums collected	(582)	(582)	(557)
Balance at December 31, at original discount rate	5,566	5,807	5,699
Effect of changes in discount rate assumptions	121	(32)	1,359
Balance at December 31, at current discount rate at balance sheet date	$5,687	$5,775	$7,058

Present Value of Expected Future Policy Benefits
Balance at January 1, at current discount rate at balance sheet date	$19,619	$27,627	$28,483

Balance at January 1, at original discount rate	$20,165	$19,406	$18,586
Effect of changes in cash flow assumptions	(190)	301	276
Effect of actual variances from expected experience	223	115	188
Adjusted balance	20,198	19,822	19,050
Interest accrual	1,070	1,043	998
Benefit payments	(774)	(700)	(642)
Balance at December 31, at original discount rate	20,494	20,165	19,406
Effect of changes in discount rate assumptions	433	(546)	8,221
Balance at December 31, at current discount rate at balance sheet date	20,927	19,619	27,627
Other adjustments	—	1	—
Net liability for future policy benefits	$15,240	$13,845	$20,569

Undiscounted:
Expected future gross premiums	$10,603	$11,201	$11,404
Expected future benefit payments	$45,016	$45,872	$45,835
Discounted (at current discount rate at balance sheet date):
Expected future gross premiums	$7,139	$7,200	$9,049
Expected future benefit payments	$20,927	$19,619	$27,627
Weighted-average duration of the liability	15 years	15 years	18 years
Weighted -average interest accretion (original locked-in) rate	5.4%	5.5%	5.5%
Weighted-average current discount rate at balance sheet date	5.2%	5.6%	3.0%
MLIC - 47

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Significant Methodologies and Assumptions
The principal inputs used in the establishment of the FPB reserve for long-term care products include actual premiums, actual benefits, in-force data, locked-in claim-related expense, the locked-in interest accretion rate, current upper-medium grade discount rate at the balance sheet date and best estimate assumptions. The best estimate assumptions include mortality, lapse, incidence, claim utilization, claim cost inflation, claim continuance, and premium rate increases.
For the year ended December 31, 2023, the net effect of changes in cash flow assumptions was primarily driven by updates in policyholder behavior assumptions related to claim utilization experience, which lowered the expected cost of care. This was partially offset by updates in biometric assumptions associated with an increase in incidence rates. For the year ended December 31, 2022, the net effect of changes in cash flow assumptions was primarily driven by updates in operational assumptions related to inflation, which increased the expected cost of care.
For the year ended December 31, 2021, the net effect of actual variances from expected experience was primarily driven by a model refinement resulting in unfavorable claim utilization expectations, largely offset by higher than expected claim terminations and mortality.
Rollforward - Additional Insurance Liabilities
The Company establishes additional insurance liabilities for annuitization, death or other insurance benefits for universal life and variable universal life contract features where the Company guarantees to the contractholder either a secondary guarantee or a guaranteed paid-up benefit. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met.
The following information about the direct liability for additional insurance liabilities includes a disaggregated rollforward. The products grouped within the rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. The adjusted balance in each disaggregated rollforward reflects the remeasurement (gains) losses. All amounts presented in the rollforward and accompanying financial information do not include a reduction for amounts ceded to reinsurers. See Note 8 for further information regarding the impact of reinsurance on the consolidated balance sheets and the consolidated statements of operations.
MLIC - 48

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
MetLife Holdings
The MetLife Holdings segment’s universal life and variable universal life products offer a contract feature where the Company guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit. Information regarding these additional insurance liabilities was as follows:

	Years Ended December 31,
	2023	2022	2021
	Universal and Variable Universal Life
	(Dollars in millions)
Balance, at January 1	$1,642	$1,623	$1,514
Less: AOCI adjustment	(63)	66	78
Balance, at January 1, before AOCI adjustment	1,705	1,557	1,436
Effect of changes in cash flow assumptions	26	18	—
Effect of actual variances from expected experience	16	31	13
Adjusted balance	1,747	1,606	1,449
Assessments accrual	91	90	100
Interest accrual	90	82	75
Excess benefits paid	(73)	(73)	(67)
Balance, at December 31, before AOCI adjustment	1,855	1,705	1,557
Add: AOCI adjustment	(14)	(63)	66
Balance, at December 31	1,841	1,642	1,623
Less: Reinsurance recoverables	1,841	627	605
Balance, at December 31, net of reinsurance	$—	$1,015	$1,018

Weighted-average duration of the liability	17 years	18 years	18 years
Weighted-average interest accretion rate	5.2%	5.2%	5.2%
Significant Methodologies and Assumptions
Liabilities for ULSG and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the life of the contract based on total expected assessments.
The guaranteed benefits are estimated over a range of scenarios. The significant assumptions used in estimating the ULSG and paid-up guarantee liabilities are investment income, mortality, lapses, and premium payment pattern and persistency. In addition, projected earned rate and crediting rates are used to project the account values and excess death benefits and assessments. The discount rate is equal to the crediting rate for each annual cohort and is locked-in at inception.
MLIC - 49

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
The Company’s gross premiums or assessments and interest expense recognized in the consolidated statements of operations and comprehensive income (loss) for long-duration contracts, excluding MetLife Holdings’ participating life contracts, were as follows:

	Years Ended December 31,
	2023		2022		2021
	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)	Gross Premiums or Assessments (1)	Interest Expense (2)
	(In millions)
Traditional and Limited-Payment Contracts:
RIS - Annuities	$1,584	$2,377	$8,353	$2,182	$3,383	$2,098
MetLife Holdings - Long-term care	731	776	734	745	736	711
Deferred Profit Liabilities:
RIS - Annuities	N/A	144	N/A	136	N/A	132
Additional Insurance Liabilities:
MetLife Holdings - Universal and variable universal life	452	90	470	82	535	75
Other long-duration	887	304	821	301	1,131	304
Total	$3,654	$3,691	$10,378	$3,446	$5,785	$3,320
__________________
(1) Gross premiums are related to traditional and limited-payment contracts and are included in premiums. Assessments are related to additional insurance liabilities and are included in universal life and investment-type product policy fees and net investment income.
(2) Interest expense is included in policyholder benefits and claims.
Participating Business
Participating business represented 2% and 3% of the Company’s life insurance in-force at December 31, 2023 and 2022, respectively. Participating policies represented 11%, 13% and 14% of gross traditional life insurance premiums for the years ended December 31, 2023, 2022 and 2021, respectively.
Liabilities for Unpaid Claims and Claim Expenses
The following is information about incurred and paid claims development by segment at December 31, 2023. Such amounts are presented net of reinsurance, and are not discounted. The tables present claims development and cumulative claim payments by incurral year. The development tables are only presented for significant short-duration product liabilities within each segment. The information about incurred and paid claims development prior to 2023 is presented as supplementary information.
MLIC - 50

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Group Benefits
Group Life - Term

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2023
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(Dollars in millions)
2014	$6,986	$6,919	$6,913	$6,910	$6,914	$6,919	$6,920	$6,918	$6,920	$6,921	$1	216,354
2015		7,040	7,015	7,014	7,021	7,024	7,025	7,026	7,026	7,028	1	219,102
2016			7,125	7,085	7,095	7,104	7,105	7,104	7,107	7,109	2	221,155
2017				7,432	7,418	7,425	7,427	7,428	7,428	7,432	2	264,341
2018					7,757	7,655	7,646	7,650	7,651	7,652	2	252,744
2019						7,935	7,900	7,907	7,917	7,914	4	254,564
2020							8,913	9,367	9,389	9,384	11	299,634
2021								10,555	10,795	10,777	23	332,964
2022									9,640	9,653	44	331,022
2023										9,584	1,198	263,329
Total										83,454
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(80,287)
All outstanding liabilities for incurral years prior to 2014, net of reinsurance										20
Total unpaid claims and claim adjustment expenses, net of reinsurance										$3,187

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(In millions)
2014	$5,428	$6,809	$6,858	$6,869	$6,902	$6,912	$6,915	$6,916	$6,917	$6,919
2015		5,524	6,913	6,958	6,974	7,008	7,018	7,022	7,024	7,027
2016			5,582	6,980	7,034	7,053	7,086	7,096	7,100	7,106
2017				5,761	7,292	7,355	7,374	7,400	7,414	7,427
2018					6,008	7,521	7,578	7,595	7,629	7,646
2019						6,178	7,756	7,820	7,853	7,898
2020							6,862	9,103	9,242	9,296
2021								8,008	10,476	10,640
2022									7,101	9,399
2023										6,929
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$80,287
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2023:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Life - Term	76.3%	21.1%	0.9%	0.3%	0.5%	0.2%	0.1%	—%	—%	—%
MLIC - 51

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Group Long-Term Disability

	Incurred Claims and Allocated Claim Adjustment Expense, Net of Reinsurance										At December 31, 2023
	Years Ended December 31,										Total IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
	(Unaudited)
Incurral Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(Dollars in millions)
2014	$1,076	$1,077	$1,079	$1,101	$1,109	$1,098	$1,097	$1,081	$1,078	$1,071	$—	22,854
2015		1,082	1,105	1,093	1,100	1,087	1,081	1,067	1,086	1,078	—	21,218
2016			1,131	1,139	1,159	1,162	1,139	1,124	1,123	1,086	—	17,974
2017				1,244	1,202	1,203	1,195	1,165	1,181	1,101	—	16,329
2018					1,240	1,175	1,163	1,147	1,170	1,102	—	15,215
2019						1,277	1,212	1,169	1,177	1,103	—	15,408
2020							1,253	1,223	1,155	1,100	—	15,773
2021								1,552	1,608	1,477	9	19,557
2022									1,641	1,732	46	18,006
2023										1,725	793	10,994
Total										12,575
Cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										(6,295)
All outstanding liabilities for incurral years prior to 2014, net of reinsurance										1,477
Total unpaid claims and claim adjustment expenses, net of reinsurance										$7,757

	Cumulative Paid Claims and Paid Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years Ended December 31,
	(Unaudited)
Incurral Year	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(In millions)
2014	$51	$266	$428	$526	$609	$677	$732	$778	$818	$850
2015		50	264	427	524	601	665	718	764	801
2016			49	267	433	548	628	696	750	769
2017				56	290	476	579	655	719	718
2018					54	314	497	594	666	663
2019						57	342	522	620	621
2020							59	355	535	560
2021								95	505	620
2022									76	609
2023										84
Total cumulative paid claims and paid allocated claim adjustment expenses, net of reinsurance										$6,295
Average Annual Percentage Payout
The following is supplementary information about average historical claims duration at December 31, 2023:

	Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Group Long-Term Disability	5.0%	24.0%	14.9%	8.3%	6.0%	4.8%	3.7%	3.4%	3.6%	3.0%
MLIC - 52

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Significant Methodologies and Assumptions
Group Life - Term and Group Long-Term Disability incurred but not paid (“IBNP”) liabilities are developed using a combination of loss ratio and development methods. Claims in the course of settlement are then subtracted from the IBNP liabilities, resulting in the IBNR liabilities. The loss ratio method is used in the period in which the claims are neither sufficient nor credible. In developing the loss ratios, any material rate increases that could change the underlying premium without affecting the estimated incurred losses are taken into account. For periods where sufficient and credible claim data exists, the development method is used based on the claim triangles which categorize claims according to both the period in which they were incurred and the period in which they were paid, adjudicated or reported. The end result is a triangle of known data that is used to develop known completion ratios and factors. Claims paid are then subtracted from the estimated ultimate incurred claims to calculate the IBNP liability.
An expense liability is held for the future expenses associated with the payment of incurred but not yet paid claims (IBNR and pending). This is expressed as a percentage of the underlying claims liability and is based on past experience and the anticipated future expense structure.
For Group Life - Term, first year incurred claims and allocated loss adjustment expenses decreased in 2023 compared to the 2022 incurral year due to the decline in COVID-19 related death claims. For Group Long-Term Disability, first year incurred claims and allocated loss adjustment expenses increased in 2023 compared to 2022 incurral year due to the growth in the size of the business.
The assumptions used in calculating the unpaid claims and claim adjustment expenses for Group Life - Term and Group Long-Term Disability are updated annually to reflect emerging trends in claim experience.
Certain of the Group Life - Term customers have experience-rated contracts, whereby the group sponsor participates in the favorable and/or adverse claim experience, including favorable and/or adverse prior year development. Claim experience adjustments on these contracts are not reflected in the foregoing incurred and paid claim development tables, but are instead reflected as an increase (adverse experience) or decrease (favorable experience) to premiums on the consolidated statements of operations.
Liabilities for Group Life - Term unpaid claims and claim adjustment expenses are not discounted.
The liabilities for Group Long-Term Disability unpaid claims and claim adjustment expenses were $6.7 billion and $6.5 billion at December 31, 2023 and 2022, respectively. Using interest rates ranging from 3% to 8%, based on the incurral year, the total discount applied to these liabilities was $1.3 billion and $1.2 billion at December 31, 2023 and 2022, respectively. The amount of interest accretion recognized was $516 million, $461 million and $518 million for the years ended December 31, 2023, 2022 and 2021, respectively. These amounts were reflected in policyholder benefits and claims.
For Group Life - Term, claims were based upon individual death claims. For Group Long-Term Disability, claim frequency was determined by the number of reported claims as identified by a unique claim number assigned to individual claimants. Claim counts initially include claims that do not ultimately result in a liability. These claims are omitted from the claim counts once it is determined that there is no liability.
The incurred and paid claims disclosed for the Group Life - Term product includes activity related to the product’s continued protection feature; however, the associated actuarial reserve for future benefit obligations under this feature is excluded from the liability for unpaid claims.
The Group Long-Term Disability IBNR, included in the development tables above, was developed using discounted cash flows, and is presented on a discounted basis.
MLIC - 53

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Reconciliation of the Disclosure of Incurred and Paid Claims Development to the Liability for Unpaid Claims and Claim Adjustment Expenses
The reconciliation of the net incurred and paid claims development tables to the liability for unpaid claims and claims adjustment expenses on the consolidated balance sheet was as follows at:

	December 31, 2023
	(In millions)
Short-Duration:
Unpaid claims and allocated claims adjustment expenses, net of reinsurance:
Group Benefits:
Group Life - Term	$3,187
Group Long-Term Disability	7,757
Total		$10,944
Other insurance lines - all segments combined		894
Total unpaid claims and allocated claims adjustment expenses, net of reinsurance		11,838

Reinsurance recoverables on unpaid claims:
Group Benefits:
Group Life - Term	8
Group Long-Term Disability	272
Total		280
Other insurance lines - all segments combined		31
Total reinsurance recoverable on unpaid claims		311
Total unpaid claims and allocated claims adjustment expense		12,149
Discounting		(1,325)
Liability for unpaid claims and claim adjustment liabilities - short-duration		10,824
Liability for unpaid claims and claim adjustment liabilities - all long-duration lines		785
Total liability for unpaid claims and claim adjustment expense (included in future policy benefits and other policy-related balances)		$11,609

MLIC - 54

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Future Policy Benefits — (continued)
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$11,300	$10,820	$9,791
Less: Reinsurance recoverables	1,633	1,857	1,209
Net balance at January 1,	9,667	8,963	8,582
Incurred related to:
Current year	19,983	19,997	19,876
Prior years (1)	14	359	567
Total incurred	19,997	20,356	20,443
Paid related to:
Current year	(14,484)	(14,439)	(15,331)
Prior years	(5,311)	(5,213)	(4,731)
Total paid	(19,795)	(19,652)	(20,062)
Net balance at December 31,	9,869	9,667	8,963
Add: Reinsurance recoverables	1,740	1,633	1,857
Balance at December 31,	$11,609	$11,300	$10,820
______________
(1)For the year ended December 31, 2023, incurred claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year. For the years ended December 31, 2022 and 2021, incurred claims and claim adjustment expenses include expenses associated with prior years but reported in 2022 and 2021 which contain impacts related to the COVID-19 pandemic, partially offset by additional premiums recorded for experience-rated contracts that are not reflected in the table above.
MLIC - 55

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Policyholder Account Balances
The Company establishes liabilities for PABs, which are generally equal to the account value, and which includes accrued interest credited, but excludes the impact of any applicable charge that may be incurred upon surrender.
The LDTI transition adjustments related to PABs, as described in Note 1, were as follows at the Transition Date:

	Group Benefits Group Life	RIS Capital Markets Investment Products and Stable Value GICs	RIS Annuities and Risk Solutions	MetLife Holdings Annuities	Other	Total
	(In millions)
Balance at December 31, 2020	$7,585	$60,641	$5,316	$15,012	$8,081	$96,635
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	—	—	(1)	(494)	—	(495)
Other balance sheet reclassifications and adjustments upon adoption of the LDTI standard	—	—	4,747	—	47	4,794
Balance at January 1, 2021	$7,585	$60,641	$10,062	$14,518	$8,128	$100,934
The Company’s PABs on the consolidated balance sheets were as follows at:

	December 31, 2023	December 31, 2022
	(In millions)
Group Benefits - Group Life	$7,605	$7,954
RIS:
Capital Markets Investment Products and Stable Value GICs	58,554	58,508
Annuities and Risk Solutions	10,650	10,244
MetLife Holdings - Annuities	10,888	12,598
Other	16,197	14,103
Total	$103,894	$103,407
MLIC - 56

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Rollforwards
The following information about the direct and assumed liability for PABs includes year-to-date disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business. Policy charges presented in each disaggregated rollforward reflect a premium and/or assessment based on the account balance.
Group Benefits
Group Life
The Group Benefits segment’s group life PABs predominantly consist of retained asset accounts, universal life products, and the fixed account of variable life insurance products. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$7,954	$7,889	$7,585
Deposits	3,227	3,227	3,444
Policy charges	(635)	(612)	(589)
Surrenders and withdrawals	(3,121)	(2,680)	(2,667)
Benefit payments	(12)	(10)	(9)
Net transfers from (to) separate accounts	—	(2)	(1)
Interest credited	192	142	126
Balance at December 31,	$7,605	$7,954	$7,889

Weighted-average annual crediting rate	2.5%	1.8%	1.6%

At period end:
Cash surrender value	$7,543	$7,900	$7,837
Net amount at risk, excluding offsets from reinsurance:
In the event of death (1)	$250,033	$244,638	$238,062
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 57

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The Group Benefits segment’s group life product account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$863	$4,558	$5,421
Equal to or greater than 2% but less than 4%	1,196	9	62	2	1,269
Equal to or greater than 4%	727	1	43	34	805
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	110
Total	$1,923	$10	$968	$4,594	$7,605

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$899	$4,471	$236	$5,606
Equal to or greater than 2% but less than 4%	1,303	52	21	—	1,376
Equal to or greater than 4%	803	1	11	30	845
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	127
Total	$2,106	$952	$4,503	$266	$7,954

December 31, 2021
Equal to or greater than 0% but less than 2%	$5,228	$132	$—	$131	$5,491
Equal to or greater than 2% but less than 4%	1,374	50	23	—	1,447
Equal to or greater than 4%	793	—	—	29	822
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	129
Total	$7,395	$182	$23	$160	$7,889
MLIC - 58

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
RIS
Capital Markets Investment Products and Stable Value GICs
The RIS segment’s capital markets investment products and stable value GICs in PABs are investment-type products, mainly funding agreements.
In addition, the Company has entered into funding agreements with FHLBNY and a subsidiary of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. (“Farmer Mac”). The PAB balances for FHLBNY funding agreements were $13.0 billion and $13.5 billion at December 31, 2023 and 2022, respectively. These advances are collateralized by residential mortgage-backed securities (“RMBS”) with an estimated fair value of $15.9 billion at both December 31, 2023 and 2022. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY. The PAB balances for the Farmer Mac funding agreements were $2.1 billion at both December 31, 2023 and 2022. The obligations under the Farmer Mac funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The carrying value of such collateral was $2.2 billion and $2.1 billion at December 31, 2023 and 2022, respectively.
Information regarding the RIS segment’s capital markets investment products and stable value GICs in PABs was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$58,508	$58,495	$60,641
Deposits	62,605	74,689	72,504
Surrenders and withdrawals	(65,444)	(75,129)	(75,079)
Interest credited	1,907	1,190	885
Effect of foreign currency translation and other, net	978	(737)	(456)
Balance at December 31,	$58,554	$58,508	$58,495

Weighted-average annual crediting rate	3.3%	2.1%	1.5%
Cash surrender value at period end	$1,583	$1,706	$1,571
MLIC - 59

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The RIS segment’s capital markets investment products and stable value GICs account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$1	$2,621	$2,622
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	55,932
Total	$—	$—	$1	$2,621	$58,554

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$1	$3,053	$3,054
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	55,454
Total	$—	$—	$1	$3,053	$58,508

December 31, 2021
Equal to or greater than 0% but less than 2%	$—	$632	$3,542	$10	$4,184
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	54,311
Total	$—	$632	$3,542	$10	$58,495
MLIC - 60

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
Annuities and Risk Solutions
The RIS segment’s annuities and risk solutions PABs include certain structured settlements and institutional income annuities, and benefit funding solutions that include postretirement benefits and company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$10,244	$10,009	$10,062
Deposits	850	912	754
Policy charges	(160)	(135)	(108)
Surrenders and withdrawals	(215)	(176)	(444)
Benefit payments	(547)	(555)	(570)
Net transfers from (to) separate accounts	53	(1)	10
Interest credited	427	396	388
Other	(2)	(206)	(83)
Balance at December 31,	$10,650	$10,244	$10,009

Weighted-average annual crediting rate	4.2%	4.0%	4.0%

At period end:
Cash surrender value	$6,798	$6,365	$5,637
Net amount at risk, excluding offsets from ceded reinsurance:
In the event of death (1)	$33,148	$33,908	$32,158
__________________
(1)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
MLIC - 61

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The RIS segment’s annuities and risk solutions account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$—	$—	$20	$1,490	$1,510
Equal to or greater than 2% but less than 4%	249	34	7	432	722
Equal to or greater than 4%	3,607	—	165	5	3,777
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,641
Total	$3,856	$34	$192	$1,927	$10,650

December 31, 2022
Equal to or greater than 0% but less than 2%	$—	$—	$64	$1,201	$1,265
Equal to or greater than 2% but less than 4%	301	39	40	375	755
Equal to or greater than 4%	3,657	122	1	4	3,784
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,440
Total	$3,958	$161	$105	$1,580	$10,244

December 31, 2021
Equal to or greater than 0% but less than 2%	$—	$—	$114	$490	$604
Equal to or greater than 2% but less than 4%	258	36	41	469	804
Equal to or greater than 4%	3,650	126	1	5	3,782
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	4,819
Total	$3,908	$162	$156	$964	$10,009
MLIC - 62

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
MetLife Holdings
Annuities
The MetLife Holdings segment’s annuity PABs primarily includes fixed deferred annuities, the fixed account portion of variable annuities, certain income annuities, and embedded derivatives related to equity-indexed annuities. Information regarding this liability was as follows:

	Years Ended December 31,
	2023	2022	2021
	(Dollars in millions)
Balance at January 1,	$12,598	$13,692	$14,518
Deposits	172	229	274
Policy charges	(12)	(13)	(13)
Surrenders and withdrawals	(1,916)	(1,453)	(1,341)
Benefit payments	(408)	(406)	(404)
Net transfers from (to) separate accounts	72	198	237
Interest credited	359	375	394
Other	23	(24)	27
Balance at December 31,	$10,888	$12,598	$13,692

Weighted-average annual crediting rate	3.1%	2.9%	2.9%

At period end:
Cash surrender value	$10,181	$11,688	$12,554
Net amount at risk, excluding offsets from ceded reinsurance (1):
In the event of death (2)	$2,821	$4,354	$1,119
At annuitization or exercise of other living benefits (3)	$646	$917	$538
__________________
(1)Includes amounts for certain variable annuities recorded as PABs with the related guarantees recorded as MRBs which are disclosed in “MetLife Holdings – Annuities” in Note 5.
(2)For benefits that are payable in the event of death, the net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(3)For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.
MLIC - 63

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
4. Policyholder Account Balances (continued)
The MetLife Holdings segment’s annuities account values by range of GMCR and the related range of differences between rates being credited to policyholders and the respective guaranteed minimums were as follows at:

Range of GMCR	At GMCR	Greater than 0% but less than 0.50% above GMCR	Equal to or greater than 0.50% but less than 1.50% above GMCR	Equal to or greater than 1.50% above GMCR	Total Account Value
	(In millions)
December 31, 2023
Equal to or greater than 0% but less than 2%	$36	$307	$378	$252	$973
Equal to or greater than 2% but less than 4%	1,033	7,197	454	202	8,886
Equal to or greater than 4%	426	145	27	—	598
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	431
Total	$1,495	$7,649	$859	$454	$10,888

December 31, 2022
Equal to or greater than 0% but less than 2%	$934	$4	$8	$16	$962
Equal to or greater than 2% but less than 4%	9,381	892	186	12	10,471
Equal to or greater than 4%	593	43	—	—	636
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	529
Total	$10,908	$939	$194	$28	$12,598

December 31, 2021
Equal to or greater than 0% but less than 2%	$1,066	$7	$14	$11	$1,098
Equal to or greater than 2% but less than 4%	10,671	299	192	1	11,163
Equal to or greater than 4%	623	40	—	—	663
Products with either a fixed rate or no guaranteed minimum crediting rate	N/A	N/A	N/A	N/A	768
Total	$12,360	$346	$206	$12	$13,692
5. Market Risk Benefits
The Company establishes liabilities for variable annuity contract features which include a minimum benefit guarantee that provides to the contractholder a minimum return based on their initial deposit less withdrawals. In some cases, the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets.
The LDTI transition adjustments related to MRB liabilities, as described in Note 1, were as follows at the Transition Date:

	MetLife Holdings Annuities	Other	Total
	(In millions)
Direct and assumed MRB liabilities at December 31, 2020	$—	$—	$—
Reclassification of carrying amounts of contracts and contract features that are market risk benefits	1,882	1	1,883
Adjustments for the cumulative effect of changes in nonperformance risk between contract issue date and Transition Date	(9)	(17)	(26)
Adjustments for the difference between the fair value of the MRB balance, excluding the cumulative effect of changes in nonperformance risk, and the historical carrying value	4,728	204	4,932
Direct and assumed MRB liabilities at January 1, 2021	$6,601	$188	$6,789
MLIC - 64

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
The Company’s MRB assets and MRB liabilities on the consolidated balance sheets were as follows at:

	December 31,
	2023			2022
	Asset	Liability	Net	Asset	Liability	Net
	(In millions)
MetLife Holdings - Annuities	$156	$2,858	$2,702	$153	$3,224	$3,071
Other	21	20	(1)	21	46	25
Total	$177	$2,878	$2,701	$174	$3,270	$3,096
Rollforwards
The following information about the direct liability for MRBs includes a disaggregated rollforward. The products grouped within this rollforward were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business.
MetLife Holdings - Annuities
The MetLife Holdings segment’s variable annuity products offer contract features where the Company guarantees to the contractholder a minimum benefit, which includes guaranteed minimum death benefits (“GMDBs”) and living benefit guarantees. The GMDB contract features include return of premium, which provides a return of the purchase payment upon death, annual step-up and roll-up and step-up combinations. The living benefit guarantees contract features primarily include guaranteed minimum income benefits (“GMIBs”), which provide a minimum accumulation of purchase payments that can be annuitized to receive a monthly income stream, and guaranteed minimum withdrawal benefits (“GMWBs”), which provide a series of withdrawals, provided that withdrawals in a contract year do not exceed a contractual limit. Information regarding MetLife Holdings annuity products was as follows:
MLIC - 65

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$3,071	$5,715	$6,601

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$3,164	$6,017	$6,610
Attributed fees collected	315	316	320
Benefit payments	(57)	(42)	(41)
Effect of changes in interest rates	(156)	(3,584)	(524)
Effect of changes in capital markets	(734)	896	(934)
Effect of changes in equity index volatility	(120)	41	20
Actual policyholder behavior different from expected behavior	115	3	(46)
Effect of changes in future expected policyholder behavior and other assumptions (1)	9	(317)	557
Effect of foreign currency translation and other, net (2)	219	72	399
Effect of changes in risk margin	(14)	(238)	(344)
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	2,741	3,164	6,017
Cumulative effect of changes in the instrument-specific credit risk	(39)	(93)	(302)
Balance at December 31,	$2,702	$3,071	$5,715

At period end:
Net amount at risk, excluding offsets from hedging (3):
In the event of death (4)	$2,821	$4,354	$1,119
At annuitization or exercise of other living benefits (5)	$646	$917	$538
Weighted-average attained age of contractholders:
In the event of death (4)	70 years	69 years	70 years
At annuitization or exercise of other living benefits (5)	70 years	69 years	67 years
__________________
(1)    For the year ended December 31, 2022, the effect of changes in future expected policyholder behavior and other assumptions was primarily driven by changes in policyholder behavior assumptions relating to projected annuitizations for variable annuities.
(2)    Included is the covariance impact from aggregating the market observable inputs, mostly driven by interest rate and capital market volatility.
(3)    Includes amounts for certain variable annuities guarantees recorded as MRBs on contracts also recorded as PABs which are disclosed in “MetLife Holdings – Annuities” in Note 4.
(4)    For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts at the balance sheet date.
(5)    For benefits that are payable in the event of annuitization or exercise of other living benefits, the net amount at risk is generally defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates or to provide other living benefits. This amount represents the Company’s potential economic exposure in the event all contractholders were to annuitize or to exercise other living benefits at the balance sheet date.

MLIC - 66

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
Significant Methodologies and Assumptions
The Company issues GMDBs, GMWBs, guaranteed minimum accumulation benefits (“GMABs”) and GMIBs that typically meet the definition of MRBs, which are measured in aggregate, as one compound MRB, at estimated fair value separately from the variable annuity contract, with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI.
The Company calculates the fair value of these MRBs, which is estimated as the present value of projected future benefits minus the present value of projected attributed fees, using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, projecting future cash flows from the MRB over multiple risk neutral stochastic scenarios using observable risk-free rates.
Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience. See Note 12 for additional information on significant unobservable inputs.
The valuation of these MRBs includes a nonperformance risk adjustment and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.’s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries as compared to MetLife, Inc.
Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions at annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.
These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including changes in interest rates, equity indices, market volatility and foreign currency exchange rates; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, impact the estimated fair value of the guarantees and affect net income, and changes in nonperformance risk of the Company affect OCI.
MLIC - 67

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
5. Market Risk Benefits (continued)
Other
In addition to the disaggregated MRB product rollforward above, the Company offers other products with guaranteed minimum benefit features. These MRBs are measured at estimated fair value with changes in estimated fair value reported in net income, except for changes in nonperformance risk of the Company which are recorded in OCI. See Note 12 for additional information on significant unobservable inputs used in the fair value measurement of MRBs. Information regarding these product liabilities was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$25	$286	$188

Balance, beginning of period, before effect of cumulative changes in the instrument-specific credit risk	$34	$322	$205
Attributed fees collected	2	2	2
Effect of changes in interest rates	(9)	(156)	(63)
Effect of changes in capital markets	—	(2)	(5)
Actual policyholder behavior different from expected behavior	(26)	(5)	(4)
Effect of changes in future expected policyholder behavior and other assumptions	1	(2)	63
Effect of foreign currency translation and other, net	—	(125)	124
Balance, end of period, before the cumulative effect of changes in the instrument-specific credit risk	2	34	322
Cumulative effect of changes in the instrument-specific credit risk	(3)	(9)	(36)
Balance at December 31,	$(1)	$25	$286
6. Separate Accounts
Separate account assets consist of investment accounts established and maintained by the Company. The investment objectives of these assets are directed by the contractholder. An equivalent amount is reported as separate account liabilities. These accounts are reported separately from the general account assets and liabilities.
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $54.7 billion and $52.4 billion at December 31, 2023 and 2022, respectively, for which the contractholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the contractholder which totaled $28.5 billion and $36.8 billion at December 31, 2023 and 2022, respectively. The latter category consisted primarily of GICs. The average interest rate credited on these contracts was 2.6% and 2.5% at December 31, 2023 and 2022, respectively.
Separate Account Liabilities
The Company’s separate account liabilities on the consolidated balance sheets were as follows at:

	December 31, 2023	December 31, 2022
	(In millions)
RIS:
Stable Value and Risk Solutions	$35,562	$43,249
Annuities	11,659	11,694
MetLife Holdings - Annuities	29,162	28,443
Other	6,814	5,855
Total	$83,197	$89,241
Rollforwards
The following information about the separate account liabilities includes disaggregated rollforwards. The products grouped within these rollforwards were selected based upon common characteristics and valuations using similar inputs, judgments, assumptions and methodologies within a particular segment of the business.
MLIC - 68

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
The separate account liabilities are primarily comprised of the following: RIS stable value and risk solutions contracts, RIS annuities participating and non-participating group contracts and MetLife Holdings variable annuities.
The balances of and changes in separate account liabilities were as follows:

	RIS Stable Value and Risk Solutions	RIS Annuities	MetLife Holdings Annuities
	(In millions)
Balance, January 1, 2021	$58,704	$21,895	$40,755
Premiums and deposits	3,411	944	298
Policy charges	(263)	(35)	(788)
Surrenders and withdrawals	(8,170)	(2,457)	(4,454)
Benefit payments	(137)	—	(500)
Investment performance	400	1,189	5,023
Net transfers from (to) general account	(41)	30	(237)
Other	487	(274)	(1)
Balance, December 31, 2021	$54,391	$21,292	$40,096
Premiums and deposits	4,329	1,233	266
Policy charges	(263)	(25)	(665)
Surrenders and withdrawals	(5,882)	(7,481)	(2,906)
Benefit payments	(108)	—	(431)
Investment performance	(4,492)	(2,823)	(7,722)
Net transfers from (to) general account	57	(56)	(199)
Other (1)	(4,783)	(446)	4
Balance, December 31, 2022	$43,249	$11,694	$28,443
Premiums and deposits	1,643	175	256
Policy charges	(232)	(21)	(608)
Surrenders and withdrawals	(11,087)	(944)	(2,942)
Benefit payments	(95)	—	(464)
Investment performance	2,241	774	4,548
Net transfers from (to) general account	(56)	3	(73)
Other	(101)	(22)	2
Balance, December 31, 2023	$35,562	$11,659	$29,162

Cash surrender value at December 31, 2021 (2)	$44,774	N/A	$39,855
Cash surrender value at December 31, 2022 (2)	$38,420	N/A	$28,292
Cash surrender value at December 31, 2023 (2)	$30,841	N/A	29,016
_____________
(1)    Other for RIS stable value and risk solutions primarily includes changes related to unsettled trades of mortgage-backed securities.
(2)    Cash surrender value represents the amount of the contractholders’ account balances distributable at the balance sheet date less policy loans and certain surrender charges.
MLIC - 69

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)
Separate Account Assets
The Company’s aggregate fair value of assets, by major investment asset category, supporting separate account liabilities was as follows at:

	December 31, 2023
	Group Benefits	RIS	MetLife Holdings	Total
	(In millions)
Fixed maturity securities:
Bonds:
Foreign government	$—	$509	$—	$509
U.S. government and agency	—	9,603	—	9,603
Public utilities	—	1,066	—	1,066
Municipals	—	346	—	346
Corporate bonds:
Materials	—	143	—	143
Communications	—	883	—	883
Consumer	—	1,843	—	1,843
Energy	—	906	—	906
Financial	—	2,670	—	2,670
Industrial and other	—	757	—	757
Technology	—	541	—	541
Foreign	—	1,889	—	1,889
Total corporate bonds	—	9,632	—	9,632
Total bonds	—	21,156	—	21,156
Mortgage-backed securities	—	9,515	—	9,515
Asset-backed securities and collateralized loan obligations	—	2,341	—	2,341
Redeemable preferred stock	—	9	—	9
Total fixed maturity securities	—	33,021	—	33,021
Equity securities:
Common stock:
Industrial, miscellaneous and all other	—	2,338	—	2,338
Banks, trust and insurance companies	—	716	—	716
Public utilities	—	65	—	65
Non-redeemable preferred stock	—	—	—	—
Mutual funds	1,159	3,672	34,728	39,559
Total equity securities	1,159	6,791	34,728	42,678
Other invested assets	—	1,425	—	1,425
Total investments	1,159	41,237	34,728	77,124
Other assets	—	6,073	—	6,073
Total	$1,159	$47,310	$34,728	$83,197
MLIC - 70

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements  — (continued)
6. Separate Accounts (continued)

	December 31, 2022
	Group Benefits (1)	RIS (1)	MetLife Holdings	Total
	(In millions)
Fixed maturity securities:
Bonds:
Foreign government	$—	$588	$—	$588
U.S. government and agency	—	11,189	—	11,189
Public utilities	—	1,174	—	1,174
Municipals	—	475	—	475
Corporate bonds:
Materials	—	242	—	242
Communications	—	1,174	—	1,174
Consumer	—	2,365	—	2,365
Energy	—	861	—	861
Financial	—	3,495	—	3,495
Industrial and other	—	876	—	876
Technology	—	711	—	711
Foreign	—	2,451	—	2,451
Total corporate bonds	—	12,175	—	12,175
Total bonds	—	25,601	—	25,601
Mortgage-backed securities	—	12,202	—	12,202
Asset-backed securities and collateralized loan obligations	—	2,763	—	2,763
Redeemable preferred stock	—	4	—	4
Total fixed maturity securities	—	40,570	—	40,570
Equity securities:
Common stock:
Industrial, miscellaneous and all other	—	2,853	—	2,853
Banks, trust and insurance companies	—	586	—	586
Public utilities	—	94	—	94
Non-redeemable preferred stock	—	2	—	2
Mutual funds	988	3,367	33,231	37,586
Total equity securities	988	6,902	33,231	41,121
Other invested assets	2	1,634	—	1,636
Total investments	990	49,106	33,231	83,327
Other assets	—	5,914	—	5,914
Total	$990	$55,020	$33,231	$89,241
__________________
(1)See Note 2 for information on the reorganization of the Company’s segments.
MLIC - 71

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles
The transition adjustments related to DAC, VOBA, and UREV, as described in Note 1, were as follows at the Transition Date:

	Group Benefits (1)	RIS (1)	MetLife Holdings	Total
	(In millions)
DAC:
Balance at December 31, 2020	$278	$100	$2,248	$2,626
Removal of related amounts in AOCI	—	—	1,480	1,480
Other adjustments upon adoption of the LDTI standard	—	—	12	12
Balance at January 1, 2021	$278	$100	$3,740	$4,118

VOBA:
Balance at December 31, 2020	$—	$20	$3	$23
Removal of related amounts in AOCI	—	—	2	2
Balance at January 1, 2021	$—	$20	$5	$25

UREV:
Balance at December 31, 2020	$—	$22	$157	$179
Removal of related amounts in AOCI	—	—	—	—
Balance at January 1, 2021	$—	$22	$157	$179
__________________
(1)See Note 2 for information on the reorganization of the Company’s segments.
DAC and VOBA
Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

	Group Benefits (1)	RIS (1)	MetLife Holdings (2)	Corporate & Other	Total
	(In millions)
DAC:
Balance at January 1, 2021	$278	$100	$3,740	$—	$4,118
Capitalizations	19	40	(2)	6	63
Amortization	(25)	(28)	(281)	—	(334)
Balance at December 31, 2021	272	112	3,457	6	3,847
Capitalizations	18	51	—	120	189
Amortization	(26)	(26)	(237)	(6)	(295)
Balance at December 31, 2022	264	137	3,220	120	3,741
Capitalizations	18	46	(1)	55	118
Amortization	(27)	(28)	(224)	(17)	(296)
Other (3)	—	—	(272)	—	(272)
Balance at December 31, 2023	$255	$155	$2,723	$158	$3,291

Total DAC and VOBA:
Balance at December 31, 2021					$3,865
Balance at December 31, 2022					$3,757
Balance at December 31, 2023					$3,305
__________________
(1)See Note 2 for information on the reorganization of the Company’s segments.
MLIC - 72

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Deferred Policy Acquisition Costs, Value of Business Acquired, Unearned Revenue and Other Intangibles (continued)
(2)Includes DAC balances primarily related to whole life, variable annuities, disability income, term life, long-term care, and universal life products.
(3)MetLife Holdings segment includes activity for total DAC ceded at the date of inception related to a reinsurance agreement. See Note 8 for further information on the transaction.
Significant Methodologies and Assumptions
The Company amortizes DAC and VOBA related to long-duration contracts over the estimated lives of the contracts in proportion to benefits in-force for RIS annuities and policy count for all other products. The amortization amount is calculated using the same cohorts as the corresponding liabilities on a quarterly basis, using an amortization rate that includes current period reporting experience and end of period persistency and longevity assumptions that are consistent with those used to measure the corresponding liabilities.
The Company amortizes DAC for short-duration contracts, which is primarily comprised of commissions and certain underwriting expenses, in proportion to actual and future earned premium over the applicable contract term.
Information regarding other intangibles was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
VODA and VOCRA:
Balance at January 1,	$99	$116	$135
Amortization	(15)	(17)	(19)
Balance at December 31,	$84	$99	$116
Accumulated amortization	$373	$358	$341
Unearned Revenue
Information regarding the Company’s UREV primarily related to universal life and variable universal life products by segment included in other policy-related balances was as follows:

	RIS (1)	MetLife Holdings	Total
	(In millions)
Balance at January 1, 2021	$22	$157	$179
Deferrals	3	49	52
Amortization	(4)	(11)	(15)
Balance at December 31, 2021	21	195	216
Deferrals	1	45	46
Amortization	(4)	(13)	(17)
Balance at December 31, 2022	18	227	245
Deferrals	2	33	35
Amortization	(4)	(14)	(18)
Other (2)	—	(241)	(241)
Balance at December 31, 2023	$16	$5	$21
__________________
(1)     See Note 2 for information on the reorganization of the Company’s segments.
(2)MetLife Holdings segment includes activity for total UREV ceded at the date of inception related to a reinsurance agreement. See Note 8 for further information on the transaction.
Significant Methodologies and Assumptions
UREV is amortized similarly to DAC and VOBA, see “— DAC and VOBA.”
MLIC - 73

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance
The Company enters into reinsurance agreements that transfer risk from its various insurance products to affiliated and unaffiliated companies. These cessions limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company also provides reinsurance by accepting risk from affiliates and nonaffiliates.
Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse the Company for the ceded amount in the event a claim is paid. Cessions under reinsurance agreements do not discharge the Company’s obligation as the primary insurer. In the event that reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in “— Fixed Maturity Securities AFS – Evaluation of Fixed Maturity Securities AFS for Credit Loss” in Note 10.
Group Benefits
For its Group Benefits segment, the Company generally retains most of the risk, with the exception of its Group Term Life business and certain client arrangements.
The Company reinsures an 80% quota share of its Group Term Life business and a 50% quota share of its Group Dental business for capital management purposes. The majority of the Company’s other reinsurance activity within this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling. The risks ceded under these agreements are generally quota shares of group life and disability policies. The cessions vary and the Company may cede up to 100% of all the risks of these policies.
RIS
The Company’s RIS segment has engaged in reinsurance activities on an opportunistic basis. Also, the Company assumes certain group annuity contracts issued in connection with pension risk transfers from an affiliate.
MetLife Holdings
For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. In 2023, the Company reinsured an in-force block of universal life, variable universal life, universal life with secondary guarantees and fixed annuities to a third party on a 100% quota share basis.
Catastrophe Coverage
The Company has exposure to catastrophes which could contribute to significant fluctuations in its results of operations. For its Group Benefits segment, the Company purchases catastrophe coverage to reinsure risks issued within territories that it believes are subject to the greatest catastrophic risks. For its other segments, the Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
MLIC - 74

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Reinsurance Recoverables
The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2023 and 2022, were not significant.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.4 billion and $1.3 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2023 and 2022, respectively.
At December 31, 2023, the Company had $9.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $8.9 billion, or 93%, were with the Company’s five largest unaffiliated ceded reinsurers, including $925 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2022, the Company had $2.0 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $1.6 billion, or 80%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.1 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.
The Company has reinsured, with an unaffiliated third-party reinsurer, 59% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit liability with the deposit recoverable.
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:
MLIC - 75

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums
Direct premiums	$25,027	$31,265	$23,005
Reinsurance assumed	847	872	4,121
Reinsurance ceded	(1,156)	(948)	(938)
Net premiums	$24,718	$31,189	$26,188
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$2,019	$2,079	$2,173
Reinsurance assumed	(17)	30	(16)
Reinsurance ceded	(338)	(292)	(283)
Net universal life and investment-type product policy fees	$1,664	$1,817	$1,874
Other revenues
Direct other revenues	$1,025	$1,025	$1,066
Reinsurance assumed	125	54	13
Reinsurance ceded	523	615	537
Net other revenues	$1,673	$1,694	$1,616
Policyholder benefits and claims
Direct policyholder benefits and claims	$26,768	$33,433	$26,322
Reinsurance assumed	708	856	3,962
Reinsurance ceded	(1,326)	(1,156)	(1,200)
Net policyholder benefits and claims	$26,150	$33,133	$29,084
Policyholder liability remeasurement (gains) losses
Direct policyholder liability remeasurement (gains) losses	$(87)	$43	$(19)
Reinsurance assumed	(48)	(39)	31
Reinsurance ceded	(15)	(15)	(12)
Net policyholder liability remeasurement (gains) losses	$(150)	$(11)	$—
Market risk benefits remeasurement (gains) losses
Direct market risk benefits remeasurement (gains) losses	$(701)	$(3,389)	$(758)
Reinsurance assumed	(2)	10	—
Reinsurance ceded	—	—	—
Net market risk benefits remeasurement (gains) losses	$(703)	$(3,379)	$(758)
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances	$3,276	$2,418	$2,157
Reinsurance assumed	354	109	43
Reinsurance ceded	(28)	(18)	(15)
Net interest credited to policyholder account balances	$3,602	$2,509	$2,185
Other expenses
Direct other expenses	$5,365	$5,026	$4,551
Reinsurance assumed	280	97	162
Reinsurance ceded	140	580	987
Net other expenses	$5,785	$5,703	$5,700
MLIC - 76

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2023				2022
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$3,287	$736	$24,213	$28,236	$2,952	$1,302	$16,537	$20,791
Market risk benefits	170	7	—	177	167	7	—	174
Deferred policy acquisition costs and value of business acquired	3,628	158	(481)	3,305	3,860	120	(223)	3,757
Total assets	$7,085	$901	$23,732	$31,718	$6,979	$1,429	$16,314	$24,722
Liabilities
Future policy benefits	$125,885	$3,297	$—	$129,182	$123,335	$3,579	$—	$126,914
Policyholder account balances	94,825	9,069	—	103,894	97,162	6,245	—	103,407
Market risk benefits	2,863	15	—	2,878	3,255	15	—	3,270
Other policy-related balances	8,186	384	(281)	8,289	7,596	358	(23)	7,931
Other liabilities	7,800	2,112	13,807	23,719	8,718	2,160	13,617	24,495
Total liabilities	$239,559	$14,877	$13,526	$267,962	$240,066	$12,357	$13,594	$266,017
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in the above table are deposit assets on reinsurance of $14.3 billion and $11.6 billion at December 31, 2023 and 2022, respectively. Also, included in the table above are deposit liabilities on reinsurance of $1.5 billion and $1.7 billion at December 31, 2023 and 2022, respectively.
In November 2023, the Company completed a risk transfer transaction with a subsidiary of Global Atlantic Financial Group, a retirement and life insurance company, to reinsure an in-force block of universal life, variable universal life, universal life with secondary guarantees, and fixed annuities, which are reported in the MetLife Holdings segment. The Company entered into a reinsurance agreement on a coinsurance basis for the general account products and on a modified coinsurance basis for the separate account products. The Company recorded reinsurance recoverables and deposit receivables of $7.5 billion at December 31, 2023 reported in premiums, reinsurance and other receivables. At inception of the agreement, in addition to recording the amount recoverable, the Company i) transferred to the reinsurer $7.2 billion of assets primarily consisting of fixed maturity securities AFS and mortgage loans supporting the general account liabilities reduced by a $1.7 billion pre-tax ceding commission, ii) retained $4.5 billion separate account assets under the modified coinsurance arrangement and iii) recorded the net cost of reinsurance of $240 million within other liabilities, related to universal life, variable universal life and universal life with secondary guarantees reinsured. The net cost of reinsurance will be amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts in policyholder benefits and claims.
As part of this transaction, an affiliate entered into investment advisory and other agreements with a subsidiary of Global Atlantic Financial Group to serve as the investment manager for certain of the transferred general account assets. With certain exceptions, the agreements contemplate a term of five years.
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including MetLife Reinsurance Company of Charleston (“MRC”), MetLife Reinsurance Company of Vermont, Metropolitan Tower Life Insurance Company (“MTL”), Superior Vision Insurance, Inc. and MetLife Insurance K.K., all of which are related parties.
MLIC - 77

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Premiums
Reinsurance assumed	$(19)	$7	$3,237
Reinsurance ceded	(372)	(139)	(114)
Net premiums	$(391)	$(132)	$3,123
Universal life and investment-type product policy fees
Reinsurance assumed	$4	$—	$1
Reinsurance ceded	(6)	(4)	(9)
Net universal life and investment-type product policy fees	$(2)	$(4)	$(8)
Other revenues
Reinsurance assumed	$91	$78	$(11)
Reinsurance ceded	471	472	505
Net other revenues	$562	$550	$494
Policyholder benefits and claims
Reinsurance assumed	$(121)	$52	$3,141
Reinsurance ceded	(310)	(142)	(146)
Net policyholder benefits and claims	$(431)	$(90)	$2,995
Policyholder liability remeasurement (gains) losses
Reinsurance assumed	$(40)	$(47)	$10
Reinsurance ceded	(11)	(9)	(2)
Net policyholder liability remeasurement (gains) losses	$(51)	$(56)	$8
Interest credited to policyholder account balances
Reinsurance assumed	$344	$97	$31
Reinsurance ceded	(11)	(12)	(12)
Net interest credited to policyholder account balances	$333	$85	$19
Other expenses
Reinsurance assumed	$239	$36	$89
Reinsurance ceded	220	651	1,065
Net other expenses	$459	$687	$1,154
MLIC - 78

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
8. Reinsurance (continued)
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2023		2022
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$164	$11,302	$723	$11,303
Deferred policy acquisition costs and value of business acquired	158	(160)	120	(164)
Total assets	$322	$11,142	$843	$11,139
Liabilities
Future policy benefits	$2,236	$—	$2,484	$—
Policyholder account balances	9,040	—	6,216	—
Other policy-related balances	65	(35)	61	(23)
Other liabilities	957	10,267	910	10,380
Total liabilities	$12,298	$10,232	$9,671	$10,357
Effective April 1, 2021, the Company, through its wholly-owned subsidiary, Missouri Reinsurance, Inc. (“MoRe”), entered into an agreement to assume certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis from MTL. The significant reinsurance effects to the Company were primarily in future policy benefits of $2.2 billion and $2.4 billion and other invested assets of $2.8 billion and $3.0 billion at December 31, 2023 and 2022, respectively. Also, the Company recorded policyholder benefits and claims of ($130) million, $50 million and $3.1 billion and other expenses of $194 million, $24 million and $89 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company ceded two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivatives related to the funds withheld associated with this reinsurance agreement are included within other liabilities and were ($39) million and ($28) million at December 31, 2023 and 2022, respectively. Net derivative gains (losses) associated with these embedded derivatives were $11 million, $59 million and $15 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Certain contractual features of the closed block agreement with MRC qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company’s consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and was ($265) million and ($423) million at December 31, 2023 and 2022, respectively. Net derivative gains (losses) associated with the embedded derivative were ($158) million, $1.5 billion and $341 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $822 million and $757 million of unsecured affiliated reinsurance recoverable balances at December 31, 2023 and 2022, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Included in the above table are deposit assets on affiliated reinsurance of $9.6 billion and $9.7 billion at December 31, 2023 and 2022, respectively. Also, included in the table above are deposit liabilities on affiliated reinsurance of $764 million and $874 million at December 31, 2023 and 2022, respectively.
MLIC - 79

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block
On April 7, 2000 (the “Demutualization Date”), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company’s plan of reorganization, as amended (the “Plan of Reorganization”). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.
The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years from the Demutualization Date.
The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations, attributed net of income tax, to the closed block. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force.
If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.
At least annually, management performs a premium deficiency test using best estimate assumptions to determine whether the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits. The most recent deficiency test demonstrated that the projected future earnings of the closed block are sufficient to support the payment of future closed block contractual benefits.
Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon policy count within the closed block.
MLIC - 80

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.
Information regarding the liabilities and assets designated to the closed block was as follows at:

	December 31,
	2023	2022
	(In millions)
Closed Block Liabilities
Future policy benefits	$36,142	$37,222
Other policy-related balances	319	273
Policyholder dividends payable	174	181
Other liabilities	668	455
Total closed block liabilities	37,303	38,131
Assets Designated to the Closed Block
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	19,939	19,648
Mortgage loans	6,151	6,564
Policy loans	3,960	4,084
Real estate and real estate joint ventures	668	635
Other invested assets	506	705
Total investments	31,224	31,636
Cash and cash equivalents	717	437
Accrued investment income	383	375
Premiums, reinsurance and other receivables	54	52
Current income tax recoverable	3	88
Deferred income tax asset	312	423
Total assets designated to the closed block	32,693	33,011
Excess of closed block liabilities over assets designated to the closed block	4,610	5,120
AOCI:
Unrealized investment gains (losses), net of income tax	(820)	(1,357)
Unrealized gains (losses) on derivatives, net of income tax	130	262
Total amounts included in AOCI	(690)	(1,095)
Maximum future earnings to be recognized from closed block assets and liabilities	$3,920	$4,025
Information regarding the closed block policyholder dividend obligation was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$—	$1,682	$2,969
Change in unrealized investment and derivative gains (losses)	—	(1,682)	(1,287)
Balance at December 31,	$—	$—	$1,682
MLIC - 81

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Closed Block (continued)
Information regarding the closed block revenues and expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Revenues
Premiums	$922	$1,104	$1,298
Net investment income	1,362	1,382	1,541
Net investment gains (losses)	7	(51)	(36)
Net derivative gains (losses)	—	33	18
Total revenues	2,291	2,468	2,821
Expenses
Policyholder benefits and claims	1,706	1,890	2,150
Policyholder dividends	366	458	626
Other expenses	86	90	96
Total expenses	2,158	2,438	2,872
Revenues, net of expenses before provision for income tax expense (benefit)	133	30	(51)
Provision for income tax expense (benefit)	28	6	(11)
Revenues, net of expenses and provision for income tax expense (benefit)	$105	$24	$(40)
Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan of Reorganization. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.
10. Investments
See Note 12 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities and collateralized loan obligations (“ABS & CLO”), certain structured investment transactions and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
MLIC - 82

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans and broadly syndicated bank loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”

	December 31,
	2023					2022
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		Allowance for Credit Loss	Gains	Losses			Allowance for Credit Loss	Gains	Losses
	(In millions)
U.S. corporate	$52,479	$(62)	$1,126	$3,050	$50,493	$55,280	$(28)	$649	$4,811	$51,090
Foreign corporate	27,520	(2)	536	2,839	25,215	28,328	(3)	206	4,538	23,993
U.S. government and agency	23,100	—	243	2,283	21,060	24,409	—	333	2,384	22,358
RMBS	20,700	(1)	228	1,979	18,948	21,539	—	177	2,383	19,333
ABS & CLO	12,049	(6)	30	432	11,641	12,639	—	9	812	11,836
Municipals	6,429	—	318	428	6,319	7,880	—	256	672	7,464
CMBS	6,387	(11)	28	570	5,834	6,691	(15)	7	640	6,043
Foreign government	3,416	(50)	156	227	3,295	3,711	(68)	140	324	3,459
Total fixed maturity securities AFS	$152,080	$(132)	$2,665	$11,808	$142,805	$160,477	$(114)	$1,777	$16,564	$145,576
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2023:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$4,011	$24,416	$27,330	$57,073	$39,118	$151,948
Estimated fair value	$3,949	$23,787	$26,459	$52,187	$36,423	$142,805
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MLIC - 83

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2023				2022
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$3,537	$95	$25,752	$2,924	$34,358	$3,953	$3,383	$856
Foreign corporate	714	64	16,982	2,775	16,834	3,350	3,977	1,188
U.S. government and agency	4,322	228	9,980	2,055	13,489	1,895	2,756	489
RMBS	1,470	37	12,813	1,941	11,622	1,280	4,585	1,103
ABS & CLO	937	20	8,250	410	7,725	499	3,009	313
Municipals	262	10	2,102	418	3,526	616	133	56
CMBS	587	23	4,096	542	4,376	426	1,254	213
Foreign government	431	12	1,452	212	1,803	209	306	115
Total fixed maturity securities AFS	$12,260	$489	$81,427	$11,277	$93,733	$12,228	$19,403	$4,333
Investment grade	$11,499	$453	$77,325	$10,849	$88,059	$11,710	$17,470	$3,897
Below investment grade	761	36	4,102	428	5,674	518	1,933	436
Total fixed maturity securities AFS	$12,260	$489	$81,427	$11,277	$93,733	$12,228	$19,403	$4,333
Total number of securities in an unrealized loss position	1,679		8,441		10,688		2,110
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to: (i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell, including transfers in connection with reinsurance transactions, a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MLIC - 84

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL decreased $4.8 billion for the year ended December 31, 2023 to $11.8 billion primarily due to interest rate volatility, narrowing credit spreads, impairments in connection with a reinsurance transaction and, to a lesser extent, the strengthening of foreign currencies on certain non-functional currency denominated fixed maturity securities.
As shown above, most of the gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater at December 31, 2023 relate to investment grade securities. These unrealized losses are principally due to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
As of December 31, 2023, $428 million of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater on below investment grade securities were concentrated in the transportation, consumer and communications sectors within corporate securities and in foreign government securities. These unrealized losses are the result of significantly wider credit spreads resulting from higher
MLIC - 85

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

risk premiums since purchase, largely due to economic and market uncertainty and, with respect to fixed-rate securities, rising interest rates since purchase.
At December 31, 2023, the Company did not intend to sell its securities in an unrealized loss position without an ACL, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Therefore, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2023.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Rollforward of Allowance for Credit Loss for Fixed Maturity Securities AFS By Sector
The rollforward of ACL for fixed maturity securities AFS by sector is as follows:

	U.S. Corporate	Foreign Corporate	Foreign Government	RMBS	ABS & CLO	CMBS	Total
Year Ended December 31, 2023	(In millions)
Balance at January 1,	$28	$3	$68	$—	$—	$15	$114
ACL not previously recorded	31	—	—	2	6	1	40
Changes for securities with previously recorded ACL	7	(1)	(2)	(1)	—	5	8
Securities sold or exchanged	(4)	—	(16)	—	—	(10)	(30)
Write-offs	—	—	—	—	—	—	—
Balance at December 31,	$62	$2	$50	$1	$6	$11	$132

	U.S. Corporate	Foreign Corporate	Foreign Government	RMBS	ABS & CLO	CMBS	Total
Year Ended December 31, 2022	(In millions)
Balance at January 1,	$30	$10	$—	$—	$—	$13	$53
ACL not previously recorded	13	12	103	—	—	2	130
Changes for securities with previously recorded ACL	17	3	(15)	—	—	—	5
Securities sold or exchanged	(10)	(22)	(20)	—	—	—	(52)
Write-offs	(22)	—	—	—	—	—	(22)
Balance at December 31,	$28	$3	$68	$—	$—	$15	$114
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2023		2022
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$37,129	59.3%	$37,196	59.4%
Agricultural	15,831	25.3	15,869	25.4
Residential	10,133	16.2	9,953	15.9
Total amortized cost	63,093	100.8	63,018	100.7
Allowance for credit loss	(509)	(0.8)	(448)	(0.7)
Total mortgage loans	$62,584	100.0%	$62,570	100.0%
MLIC - 86

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans was ($720) million and ($717) million at December 31, 2023 and 2022, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2023 was $196 million, $166 million and $79 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2022 was $171 million, $147 million and $70 million, respectively.
Purchases of mortgage loans from unaffiliated parties, consisting primarily of residential mortgage loans, were $1.1 billion, $2.3 billion and $1.4 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
During the year ended December 31, 2023, the Company disposed of commercial mortgage loans with an amortized cost of $141 million in connection with a reinsurance transaction. The disposition resulted in a loss of $31 million for the year ended December 31, 2023.
The Company originates and acquires unaffiliated mortgage loans and simultaneously sells a portion to affiliates under master participation agreements. The aggregate amount of mortgage loan participation interests in unaffiliated mortgage loans sold by the Company to affiliates for the years ended December 31, 2023, 2022 and 2021 was $22 million, $167 million and $277 million, respectively. In connection with the mortgage loan participations, the Company collected principal and interest payments from unaffiliated borrowers on behalf of affiliates and remitted such receipts to the affiliates in the amount of $536 million, $576 million and $1.0 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company acquires mortgage loans from its affiliated mortgage origination company. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan and mortgage secured loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2023, 2022 and 2021 was $2.1 billion, $4.8 billion and $4.7 billion, respectively. In connection with mortgage loan and mortgage secured loan participations, the affiliate collected principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $2.5 billion, $2.6 billion and $1.9 billion for the years ended December 31, 2023, 2022 and 2021, respectively.
During the second quarter of 2023, the Company assigned mortgage loans with a previously recorded amortized cost of $5.3 billion to its affiliated mortgage origination company. In connection with the assignment, this affiliate contemporaneously assumed the Company’s rights and obligations associated with the assigned mortgage loans. In exchange, the Company received $5.3 billion of mortgage secured loans from this affiliate, secured by the same mortgage loans assigned. As of December 31, 2023, the Company’s aggregate participation interests in affiliated mortgage secured loans included in commercial and agricultural mortgage loans was $13.1 billion.
During the years ended December 31, 2023 and 2022, the Company contributed commercial mortgage loans with an amortized cost of $14 million and $306 million, respectively, to joint ventures in anticipation of subsequent foreclosure or deed-in-lieu of foreclosure transactions. During the years ended December 31, 2023 and 2022, the joint ventures completed foreclosure or deed-in-lieu of foreclosure transactions on loans with an amortized cost of $35 million and $285 million, respectively. During the year ended December 31, 2023, no gains or losses were recognized on foreclosures or deed-in-lieu of foreclosures within joint ventures as the estimated fair value of the real estate collateralizing the foreclosures or deed-in-lieu of foreclosures approximated amortized cost. The real estate collateralizing the 2022 foreclosures or deed-in-lieu of foreclosures had an estimated fair value in excess of amortized cost. Therefore, during the year ended December 31, 2022, the Company recognized its pro rata share of $19 million within net investment gains (losses) upon consummation of the foreclosures or deed-in-lieu of foreclosures. See “— Real Estate and Real Estate Joint Ventures” for the carrying value of wholly-owned real estate acquired through foreclosure.
MLIC - 87

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2023				2022				2021
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$174	$105	$169	$448	$260	$79	$197	$536	$199	$97	$221	$517
Provision (release)	50	83	(22)	111	(3)	47	(20)	24	61	6	(25)	42
Initial credit losses on PCD loans (1)	—	—	—	—	—	—	—	—	—	—	3	3
Charge-offs, net of recoveries	(14)	(36)	—	(50)	(83)	(21)	(8)	(112)	—	(24)	(2)	(26)
Balance at December 31,	$210	$152	$147	$509	$174	$105	$169	$448	$260	$79	$197	$536
__________________
(1)Represents the initial credit losses on purchased mortgage loans accounted for as PCD.
Allowance for Credit Loss Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), such as collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MLIC - 88

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Commercial and Agricultural Mortgage Loan Portfolio Segments
Within each loan portfolio segment, commercial and agricultural loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
MLIC - 89

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

After commercial and agricultural mortgage loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that is not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments, which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company reverts to industry historical loss experience using a straight-line basis over one year.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Modifications to Borrowers Experiencing Financial Difficulty
The Company may modify mortgage loans to borrowers. Each mortgage loan modification is evaluated to determine whether the borrower was experiencing financial difficulties. Disclosed below are those modifications, in materially impacted segments, where the borrower was determined to be experiencing financial difficulties and the mortgage loans were modified by any of the following means: principal forgiveness, interest rate reduction, other-than-insignificant payment delay or term extension. The amount, timing and extent of modifications granted are considered in determining any ACL recorded. Mortgage loans are summarized as follows at:

	December 31, 2023
	Maturity Extension	Weighted Average Life Increase	% of Total BV
	Amortized Cost	Affected Loans (in Years)
	(Dollars in millions)
Commercial	$419	Less than one year	1.0%
For the year ended December 31, 2023, the Company did not have a significant amount of mortgage loans that were modified to borrowers experiencing financial difficulty that are not considered current.
MLIC - 90

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$1,609	$1,228	$1,795	$989	$1,980	$8,873	$2,698	$19,172	51.7%
65% to 75%	226	3,030	1,416	937	1,024	3,549	—	10,182	27.4
76% to 80%	—	359	227	111	843	996	—	2,536	6.8
Greater than 80%	31	587	723	611	659	2,628	—	5,239	14.1
Total	$1,866	$5,204	$4,161	$2,648	$4,506	$16,046	$2,698	$37,129	100.0%
DSCR:
> 1.20x	$1,309	$4,221	$3,777	$2,375	$3,963	$13,609	$2,698	$31,952	86.1%
1.00x - 1.20x	459	393	368	—	331	1,427	—	2,978	8.0
<1.00x	98	590	16	273	212	1,010	—	2,199	5.9
Total	$1,866	$5,204	$4,161	$2,648	$4,506	$16,046	$2,698	$37,129	100.0%
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$772	$1,985	$1,474	$1,977	$1,512	$5,596	$1,293	$14,609	92.3%
65% to 75%	22	82	201	126	24	489	118	1,062	6.7
76% to 80%	—	—	—	—	—	—	—	—	—
Greater than 80%	5	—	—	5	133	12	5	160	1.0
Total	$799	$2,067	$1,675	$2,108	$1,669	$6,097	$1,416	$15,831	100.0%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2023:

Credit Quality Indicator	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$243	$1,855	$880	$151	$565	$6,096	$—	$9,790	96.6%
Nonperforming (1)	1	32	15	8	32	255	—	343	3.4
Total	$244	$1,887	$895	$159	$597	$6,351	$—	$10,133	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure of $134 million and $143 million at December 31, 2023 and 2022, respectively.
LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $1.0 billion, or 2%, of total commercial and agricultural mortgage loans at December 31, 2023.
Past Due and Nonaccrual Mortgage Loans
The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2023 and 2022. The Company defines delinquency consistent with industry practice,
MLIC - 91

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

when mortgage loans are past due more than two or more months, as applicable, by portfolio segment. The past due and nonaccrual mortgage loans at amortized cost, prior to ACL by portfolio segment, were as follows:

	Past Due		Past Due and Still Accruing Interest		Nonaccrual
Portfolio Segment	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(In millions)
Commercial	$19	$—	$—	$—	$303	$158
Agricultural	40	120	—	18	206	131
Residential	343	428	—	—	343	429
Total	$402	$548	$—	$18	$852	$718
Real Estate and Real Estate Joint Ventures
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2023	2022	2023	2022	2021
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$1,594	$1,618	$171	$198	$209
Other real estate	506	487	287	243	186
Real estate joint ventures	6,590	6,311	(75)	308	180
Total real estate and real estate joint ventures	$8,690	$8,416	$383	$749	$575
The carrying value of wholly-owned real estate acquired through foreclosure was $190 million and $179 million at December 31, 2023 and 2022, respectively. Depreciation expense on real estate investments was $81 million, $86 million and $86 million for the years ended December 31, 2023, 2022 and 2021, respectively. Real estate investments were net of accumulated depreciation of $638 million and $566 million at December 31, 2023 and 2022, respectively.
Leases
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate, principally commercial real estate for office, apartment and retail use, through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. In some circumstances, leases may include an option for the lessee to purchase the property. In addition, certain leases of retail space may stipulate that a portion of the income earned is contingent upon the level of the tenants’ revenues. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component, because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Risk is managed through lessee credit analysis, property type diversification, and geographic diversification. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:
MLIC - 92

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

	December 31,		Years Ended December 31,
	2023	2022	2023	2022	2021
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Office	$848	$797	$114	$74	$73
Apartment	324	328	23	34	40
Retail	280	298	23	35	44
Industrial	119	171	11	55	52
Land	23	24	—	—	—
Total leased real estate investments	$1,594	$1,618	$171	$198	$209
Future contractual receipts under operating leases at December 31, 2023 were $99 million in 2024, $101 million in 2025, $93 million in 2026, $84 million in 2027, $71 million in 2028, $223 million thereafter and, in total, were $671 million.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 11), funds withheld (see Note 1), annuities funding structured settlement claims (see Note 1), affiliated investments (see “— Related Party Investment Transactions”), tax credit and renewable energy partnerships (see Note 1), FVO securities and equity securities (see “— FVO Securities and Equity Securities”), leveraged and direct financing leases (see Note 1), FHLBNY common stock (see “— Invested Assets on Deposit and Pledged as Collateral”), an operating joint venture (see Note 1) and COLI (see Note 1).
Tax Credit Partnerships
The carrying value of tax credit partnerships was $518 million and $749 million at December 31, 2023 and 2022, respectively. Losses from tax credit partnerships included within net investment income were $145 million, $175 million and $197 million for the years ended December 31, 2023, 2022 and 2021, respectively.
FVO Securities and Equity Securities
The following table presents FVO securities and equity securities by security type. Common stock includes common stock and certain mutual funds. FVO securities includes fixed maturity and equity securities to support asset and liability management strategies for certain insurance products and investments in certain separate accounts.

	December 31,
	2023			2022
	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value
Security Type
		(In millions)
FVO securities	$379	$367	$746	$673	$171	$844

Equity securities
Common stock	$118	$45	$163	$119	$47	$166
Non-redeemable preferred stock	177	7	184	77	(3)	74
Total equity securities	$295	$52	$347	$196	$44	$240
__________________
(1) Represents cumulative changes in estimated fair value, recognized in earnings, and not in OCI.
MLIC - 93

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $3.5 billion and $6.6 billion, principally at estimated fair value, at December 31, 2023 and 2022, respectively.
Concentrations of Credit Risk
There were no investments in any counterparty that were greater than 10% of the Company’s equity, other than the U.S. government and its agencies, at both December 31, 2023 and 2022.
Securities Lending Transactions and Repurchase Agreements
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2023			2022
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
			(In millions)
Securities lending	$5,528	$5,684	$5,565	$6,601	$6,773	$6,625
Repurchase agreements	$3,029	$2,975	$2,913	$3,176	$3,125	$3,057
__________________
(1)These securities were included within fixed maturity securities AFS, short-term investments and cash equivalents at December 31, 2023 and within fixed maturity securities AFS and short-term investments at December 31, 2022.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
Contractual Maturities
Contractual maturities of these transactions and agreements accounted for as secured borrowings were as follows:

	December 31,
	2023					2022
	Remaining Maturities					Remaining Maturities
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by security type:
Securities lending:
U.S. government and agency	$943	$2,523	$2,218	$—	$5,684	$935	$4,233	$1,605	$—	$6,773

Repurchase agreements:
U.S. government and agency	$—	$2,975	$—	$—	$2,975	$—	$3,125	$—	$—	$3,125
________________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
MLIC - 94

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The securities lending and repurchase agreements reinvestment portfolios consist principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short-term investments, cash equivalents or cash. If the securities in the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2023	2022
	(In millions)
Invested assets on deposit (regulatory deposits)	$105	$98
Invested assets pledged as collateral (1)	21,177	20,612
Total invested assets on deposit and pledged as collateral	$21,282	$20,710
__________________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), derivative transactions (see Note 11) and secured debt (see Note 14).
See “— Securities Lending Transactions and Repurchase Agreements” for information regarding securities supporting securities lending transactions and repurchase agreements and Note 9 for information regarding investments designated to the closed block. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $637 million and $659 million, at redemption value, at December 31, 2023 and 2022, respectively.
Collectively Significant Equity Method Investments
The Company held equity method investments of $16.0 billion at December 31, 2023, comprised primarily of other limited partnership interests (private equity funds and hedge funds), real estate joint ventures (including real estate funds), tax credit and renewable energy partnerships and an operating joint venture. The Company’s maximum exposure to loss related to these equity method investments was limited to the carrying value of these investments plus $3.0 billion of unfunded commitments at December 31, 2023.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for two of the three most recent annual periods: 2022 and 2021.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities. Aggregate total assets of these entities totaled $991.6 billion and $1.0 trillion at December 31, 2023 and 2022, respectively. Aggregate total liabilities of these entities totaled $114.1 billion and $119.8 billion at December 31, 2023 and 2022, respectively. Aggregate net income (loss) of these entities totaled $24.7 billion, ($8.3) billion and $218.6 billion for the years ended December 31, 2023, 2022 and 2021, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
MLIC - 95

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity.
Consolidated VIEs
Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company’s obligation to the VIEs is limited to the amount of its committed investment.
The following table presents the total assets and total liabilities relating to investment related VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at:

	December 31,
	2023		2022
Asset Type	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(In millions)
Real estate joint ventures	$1,427	$—	$1,357	$—
Mortgage loan joint ventures	171	—	147	—
Renewable energy partnership (primarily other invested assets)	65	—	76	—
Investment funds (primarily other invested assets)	61	—	98	—
Total	$1,724	$—	$1,678	$—

Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2023		2022
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$35,370	$35,370	$35,813	$35,813
Other limited partnership interests	7,319	9,452	7,299	9,716
Other invested assets	1,318	1,405	1,342	1,509
Real estate joint ventures	104	267	86	88
Total	$44,111	$46,494	$44,540	$47,126
__________________
(1)The maximum exposure to loss relating to fixed maturity securities AFS and FVO securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests (“OLPI”) and real estate joint ventures (“REJV”) is equal to the carrying amounts plus any unfunded commitments. For certain of its investments in other invested assets, the Company’s return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.
MLIC - 96

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
As described in Note 19, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2023, 2022 and 2021.
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2023	2022	2021
	(In millions)
Fixed maturity securities AFS	$7,492	$6,458	$6,101
Mortgage loans	3,302	2,615	2,661
Policy loans	294	288	292
Real estate and REJV	383	749	575
OLPI	191	433	3,161
Cash, cash equivalents and short-term investments	382	147	11
FVO securities	147	(143)	102
Operating joint venture	18	34	65
Equity securities	7	11	16
Other	297	410	142
Subtotal investment income	12,513	11,002	13,126
Less: Investment expenses	1,307	880	640
Net investment income	$11,206	$10,122	$12,486

Net Investment Income (“NII”) Information
Net realized and unrealized gains (losses) recognized in NII:
Net realized gains (losses) from sales and disposals (primarily Residential - FVO mortgage loans and FVO securities)	$—	$(13)	$22
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO securities and REJV)	216	(33)	168
Net realized and unrealized gains (losses) recognized in NII	$216	$(46)	$190

Changes in estimated fair value subsequent to purchase of FVO securities still held at the end of the respective periods and recognized in NII:	$140	$(145)	$77

Equity method investments NII (primarily REJV, OLPI, tax credit and renewable energy partnerships and an operating joint venture)	$51	$625	$3,235
MLIC - 97

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2023	2022	2021
	(In millions)
Fixed maturity securities AFS (1)	$(1,284)	$(851)	$(49)
Equity securities	5	6	40
Mortgage loans (1)	(174)	(42)	(34)
Real estate and REJV (excluding changes in estimated fair value)	102	561	568
OLPI (excluding changes in estimated fair value)	9	4	(15)
Other gains (losses)	18	72	109
Subtotal	(1,324)	(250)	619
Change in estimated fair value of OLPI and REJV	(6)	(14)	45
Non-investment portfolio gains (losses)	(45)	137	(12)
Subtotal	(51)	123	33
Net investment gains (losses)	$(1,375)	$(127)	$652

Transaction Type
Realized gains (losses) on investments sold or disposed	$(193)	$(146)	$579
Impairment (losses) (1)	(994)	(38)	(24)
Recognized gains (losses):
Change in allowance for credit loss recognized in earnings	(144)	(77)	(41)
Unrealized net gains (losses) recognized in earnings	1	(3)	150
Total recognized gains (losses)	(1,330)	(264)	664
Non-investment portfolio gains (losses)	(45)	137	(12)
Net investment gains (losses)	$(1,375)	$(127)	$652

Net Investment Gains (Losses) (“NIGL”) Information
Changes in estimated fair value subsequent to purchase of equity securities still held at the end of the respective periods and recognized in NIGL	$7	$8	$10

Other gains (losses) include:
Gains (losses) on disposed investments which were previously in a qualified cash flow hedge relationship	$(10)	$48	$91
Gains (losses) on leveraged leases and renewable energy partnerships	$26	$33	$12

Foreign currency gains (losses)	$(61)	$97	$62

Net Realized Investment Gains (Losses) From Sales and Disposals of Investments:
Recognized in NIGL	$(193)	$(146)	$579
Recognized in NII	—	(13)	22
Net realized investment gains (losses) from sales and disposals of investments	$(193)	$(159)	$601
__________________

MLIC - 98

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

(1)Includes a net loss of $895 million during the year ended December 31, 2023 for investments disposed of in connection with a reinsurance transaction. The net loss was comprised of ($946) million of impairments and $82 million of realized gains on disposal for fixed maturity securities AFS, ($29) million of adjustments to mortgage loans, reflected as impairments, (calculated at lower of amortized cost or estimated fair value) and ($2) million of realized losses on disposal for mortgage loans. See Note 8 for further information on this reinsurance transaction.
Fixed Maturity Securities AFS and Equity Securities – Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
Fixed Maturity Securities AFS	2023	2022	2021
	(In millions)
Proceeds	$19,803	$42,903	$27,587
Gross investment gains	$354	$469	$232
Gross investment (losses)	(655)	(1,221)	(256)
Realized gains (losses) on sales and disposals	(301)	(752)	(24)
Net credit loss (provision) release (change in ACL recognized in earnings)	(18)	(61)	(1)
Impairment (losses)	(965)	(38)	(24)
Net credit loss (provision) release and impairment (losses)	(983)	(99)	(25)
Net investment gains (losses)	$(1,284)	$(851)	$(49)

Equity Securities
Realized gains (losses) on sales and disposals	$(2)	$(6)	$(61)
Unrealized net gains (losses) recognized in earnings	7	12	101
Net investment gains (losses)	$5	$6	$40
Related Party Investment Transactions
The Company transfers invested assets primarily consisting of fixed maturity securities AFS, mortgage loans and real estate and real estate joint ventures to and from affiliates. Invested assets transferred were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$718	$472	$795
Amortized cost of invested assets transferred to affiliates	$756	$432	$776
Net investment gains (losses) recognized on transfers	$(38)	$40	$19
Estimated fair value of invested assets transferred from affiliates	$1,178	$497	$1,346
Estimated fair value of derivative liabilities transferred from affiliates	$—	$64	$—
MLIC - 99

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Investments (continued)

Recurring related party investments and related net investment income were as follows at and for the periods ended:

		December 31,		Years Ended December 31,
		2023	2022	2023	2022	2021
Investment Type/Balance Sheet Category	Related Party	Carrying Value		Net Investment Income
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$1,130	$1,207	$20	$16	$31
Affiliated investments (2)	American Life Insurance Company	—	100	1	1	2
Affiliated investments (3)	Metropolitan General Insurance Company	150	—	—	—	—
Other invested assets		$1,280	$1,307	$21	$17	$33
________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2026 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.61% to 2.16%. In July 2023, ¥37.3 billion (the equivalent of $258 million) of 1.60% affiliated senior unsecured notes matured and were refinanced with ¥37.3 billion 2.16% affiliated senior unsecured notes due July 2030.
(2)Represents an affiliated surplus note which was prepaid in June 2023. The surplus note had an original maturity date in June 2025 and bore interest, payable semi-annually, at a rate per annum of 1.88%.
(3)Represents an investment in affiliated preferred stock with a dividend yield of 7.50% that will be cumulative and payable annually in arrears. The shares can be redeemed, at MetLife General Insurance Company’s option, after December 15, 2028.
The Company incurred investment advisory charges from an affiliate of $301 million, $272 million and $292 million for the years ended December 31, 2023, 2022, and 2021, respectively.
See “— Variable Interest Entities” for information on investments in affiliated real estate joint ventures and affiliated mortgage loan joint ventures.
See Note 8 “— Related Party Reinsurance Transactions” for information about affiliated funds withheld.
11. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 12 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, interest rate total return swaps, caps, floors, swaptions, futures and forwards.
MLIC - 100

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. government and agency, or other fixed maturity securities AFS. Structured interest rate swaps are included in interest rate swaps and are not designated as hedging instruments.
Interest rate total return swaps are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. Interest rate total return swaps are used by the Company to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate total return swaps in nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance, and to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and nonqualifying hedging relationships.
Synthetic GICs are contracts that simulate the performance of traditional GICs through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
MLIC - 101

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third-party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these transactions as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.
Equity Derivatives
The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and equity total return swaps.
Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in nonqualifying hedging relationships.
MLIC - 102

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products issued by the Company. The Company utilizes exchange-traded equity futures in nonqualifying hedging relationships.
In an equity total return swap, the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and a benchmark interest rate, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses equity total return swaps to hedge its equity market guarantees in certain of its insurance products. Equity total return swaps can be used as hedges or to synthetically create investments. The Company utilizes equity total return swaps in nonqualifying hedging relationships.
MLIC - 103

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2023			2022
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$4,443	$1,257	$508	$4,036	$1,353	$443
Foreign currency swaps	Foreign currency exchange rate	1,459	55	1	565	74	—
Subtotal		5,902	1,312	509	4,601	1,427	443
Cash flow hedges:
Interest rate swaps	Interest rate	3,789	1	246	3,739	7	239
Interest rate forwards	Interest rate	970	—	175	2,227	—	404
Foreign currency swaps	Foreign currency exchange rate	30,342	1,977	846	29,290	2,453	1,364
Subtotal		35,101	1,978	1,267	35,256	2,460	2,007
Total qualifying hedges		41,003	3,290	1,776	39,857	3,887	2,450
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	15,516	1,476	638	15,358	1,579	704
Interest rate floors	Interest rate	13,921	39	—	23,371	114	—
Interest rate caps	Interest rate	28,890	355	—	46,666	903	—
Interest rate futures	Interest rate	25	—	—	414	—	1
Interest rate options	Interest rate	39,226	361	27	39,712	434	36
Synthetic GICs	Interest rate	6,145	—	—	13,044	—	—
Foreign currency swaps	Foreign currency exchange rate	4,304	446	24	4,739	720	5
Foreign currency forwards	Foreign currency exchange rate	1,176	8	10	1,328	16	25
Credit default swaps — purchased	Credit	809	3	7	843	16	—
Credit default swaps — written	Credit	10,007	186	4	9,074	113	26
Equity futures	Equity market	941	3	—	1,063	2	—
Equity index options	Equity market	17,703	339	193	14,143	585	179
Equity variance swaps	Equity market	—	—	—	90	4	—
Equity total return swaps	Equity market	1,912	—	218	1,922	23	103
Total non-designated or nonqualifying derivatives		140,575	3,216	1,121	171,767	4,509	1,079
Total		$181,578	$6,506	$2,897	$211,624	$8,396	$3,529
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2023 and 2022. The Company’s use of derivatives includes (i) derivatives that serve as macro hedges of the Company’s exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge MRBs that do not qualify for hedge accounting because the changes in estimated fair value of the MRBs are already recorded in net income; and (iv) written credit default swaps and interest rate swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MLIC - 104

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2023
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(3)	$—	N/A	$—	$29	N/A
Hedged items	3	—	N/A	(26)	(31)	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(39)	—	N/A	—	20	N/A
Hedged items	38	—	N/A	—	(24)	N/A
Subtotal	(1)	—	N/A	(26)	(6)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(75)
Amount of gains (losses) reclassified from AOCI into income	50	87	—	—	—	(137)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	(177)
Amount of gains (losses) reclassified from AOCI into income	4	684	—	—	—	(688)
Foreign currency transaction gains (losses) on hedged items	—	(671)	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	1	—	—	—	(1)
Subtotal	54	101	—	—	—	(1,078)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	N/A	(842)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	(288)	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	(22)	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	113	N/A	N/A	N/A
Equity derivatives (1)	(52)	N/A	(1,042)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	85	N/A	N/A	N/A
Subtotal	(52)	N/A	(1,996)	N/A	N/A	N/A
Earned income on derivatives	184	—	808	4	(145)	—
Synthetic GICs	N/A	N/A	17	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	(366)	N/A	N/A	N/A
Total	$185	$101	$(1,537)	$(22)	$(151)	$(1,078)
MLIC - 105

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$8	$—	N/A	$(959)	$(231)	N/A
Hedged items	(8)	—	N/A	905	226	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	105	—	N/A	—	—	N/A
Hedged items	(105)	—	N/A	—	—	N/A
Subtotal	—	—	N/A	(54)	(5)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(1,467)
Amount of gains (losses) reclassified from AOCI into income	59	51	—	—	—	(110)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	766
Amount of gains (losses) reclassified from AOCI into income	5	(417)	—	—	—	412
Foreign currency transaction gains (losses) on hedged items	—	411	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—	—
Subtotal	64	45	—	—	—	(399)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	3	N/A	(2,190)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	2	N/A	564	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	44	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	(66)	N/A	N/A	N/A
Equity derivatives (1)	29	N/A	491	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(300)	N/A	N/A	N/A
Subtotal	34	N/A	(1,457)	N/A	N/A	N/A
Earned income on derivatives	370	—	599	112	(120)	—
Synthetic GICs	N/A	N/A	—	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	1,610	N/A	N/A	N/A
Total	$468	$45	$752	$58	$(125)	$(399)
MLIC - 106

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)

	Year Ended December 31, 2021
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	Interest Credited to Policyholder Account Balances	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$6	$—	N/A	$(372)	$(83)	N/A
Hedged items	(6)	—	N/A	327	78	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	49	—	N/A	—	—	N/A
Hedged items	(43)	—	N/A	—	—	N/A
Subtotal	6	—	N/A	(45)	(5)	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	$(570)
Amount of gains (losses) reclassified from AOCI into income	57	87	—	—	—	(144)
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	600
Amount of gains (losses) reclassified from AOCI into income	4	(229)	—	—	—	225
Foreign currency transaction gains (losses) on hedged items	—	227	—	—	—	—
Credit derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	N/A	—
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—	—	—
Subtotal	61	85	—	—	—	111
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	2	N/A	(1,523)	N/A	N/A	N/A
Foreign currency exchange rate derivatives (1)	—	N/A	264	N/A	N/A	N/A
Credit derivatives — purchased (1)	—	N/A	2	N/A	N/A	N/A
Credit derivatives — written (1)	—	N/A	23	N/A	N/A	N/A
Equity derivatives (1)	(1)	N/A	(1,308)	N/A	N/A	N/A
Foreign currency transaction gains (losses) on hedged items	—	N/A	(65)	N/A	N/A	N/A
Subtotal	1	N/A	(2,607)	N/A	N/A	N/A
Earned income on derivatives	167	—	648	168	(121)	—
Synthetic GICs	N/A	N/A	—	N/A	N/A	N/A
Embedded derivatives	N/A	N/A	330	—	N/A	N/A
Total	$235	$85	$(1,629)	$123	$(126)	$111
__________________
(1)Excludes earned income on derivatives.
MLIC - 107

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets/(Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets/(Liabilities) (1)
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
	(In millions)
Fixed maturity securities AFS	$120	$247	$1	$1
Mortgage loans	$345	$319	$(10)	$(18)
Future policy benefits	$(2,863)	$(2,816)	$191	$200
Policyholder account balances	$(1,844)	$(1,735)	$2	$80
__________________
(1)Includes ($113) million and ($136) million of hedging adjustments on discontinued hedging relationships at December 31, 2023 and 2022, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities; (iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed rate investments.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $23 million, $25 million, and $6 million for the years ended December 31, 2023, 2022 and 2021, respectively.
At December 31, 2023 and 2022, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years and six years, respectively.
At December 31, 2023 and 2022, the balance in AOCI associated with cash flow hedges was $894 million and $2.0 billion, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2023, the Company expected to reclassify $210 million of deferred net gains (losses) on derivatives in AOCI to earnings within the next 12 months.
MLIC - 108

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2023			2022
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A
Single name credit default swaps (3)	$—	$10	0.5	$1	$10	1.5
Credit default swaps referencing indices	80	3,831	2.7	79	4,251	3.4
Subtotal	80	3,841	2.7	80	4,261	3.4
Baa
Single name credit default swaps (3)	1	55	2.3	—	40	2.5
Credit default swaps referencing indices	102	5,982	5.6	13	4,598	5.9
Subtotal	103	6,037	5.5	13	4,638	5.8
Ba
Single name credit default swaps (3)	—	—	0.0	1	45	0.7
Credit default swaps referencing indices	2	25	3.0	2	25	4.0
Subtotal	2	25	3.0	3	70	1.9
B
Credit default swaps referencing indices	1	74	5.0	1	75	4.5
Subtotal	1	74	5.0	1	75	4.5
Caa
Credit default swaps referencing indices	(4)	30	2.5	(10)	30	3.5
Subtotal	(4)	30	2.5	(10)	30	3.5
Total	$182	$10,007	4.4	$87	$9,074	4.6
__________________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service (“Moody’s”), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
(3)Single name credit default swaps may be referenced to the credit of corporations, foreign governments, or municipals.
MLIC - 109

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 12 for a description of the impact of credit risk on the valuation of derivatives.
MLIC - 110

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2023		2022
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$6,534	$2,892	$8,456	$3,499
OTC-cleared (1)	112	13	57	29
Exchange-traded	3	—	2	1
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	6,649	2,905	8,515	3,529
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(2,350)	(2,350)	(3,317)	(3,317)
OTC-cleared	(4)	(4)	(14)	(14)
Cash collateral: (3), (4)
OTC-bilateral	(2,872)	—	(4,044)	—
OTC-cleared	(105)	(1)	(18)	(1)
Securities collateral: (5)
OTC-bilateral	(1,283)	(542)	(1,078)	(182)
OTC-cleared	—	(8)	—	(14)
Exchange-traded	—	—	—	(1)
Net amount after application of master netting agreements and collateral	$35	$—	$44	$—
__________________
(1)At December 31, 2023 and 2022, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $143 million and $119 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of $8 million and $0, respectively.
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the central clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2023 and 2022, the Company received excess cash collateral of $154 million and $210 million, respectively, and provided excess cash collateral of $4 million and $1 million, respectively, which are not included in the table above due to the foregoing limitation.
MLIC - 111

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2023, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2023 and 2022, the Company received excess securities collateral with an estimated fair value of $286 million and $366 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2023 and 2022, the Company provided excess securities collateral with an estimated fair value of $1.1 billion and $934 million, respectively, for its OTC-bilateral derivatives, $495 million and $442 million, respectively, for its OTC-cleared derivatives, and $56 million and $96 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the Company’s netting agreements for derivatives contain provisions that require both Metropolitan Life Insurance Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody’s and S&P. If a party’s financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party’s reasonable valuation of the derivatives.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31,
	2023	2022
	Derivatives Subject to Financial Strength-Contingent Provisions
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$542	$182
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$896	$221
__________________
(1)After taking into consideration the existence of netting agreements.
MLIC - 112

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Derivatives (continued)
Embedded Derivatives
The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2023	2022
		(In millions)
Embedded derivatives within asset host contracts:
Assumed on affiliated reinsurance	Other invested assets	$41	$149
Funds withheld on affiliated reinsurance	Other invested assets	(26)	—
Total		$15	$149
Embedded derivatives within liability host contracts:
Assumed on affiliated reinsurance	Other liabilities	$104	$—
Funds withheld on affiliated reinsurance	Other liabilities	(304)	(450)
Fixed annuities with equity indexed returns	Policyholder account balances	163	141
Total		$(37)	$(309)
MLIC - 113

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MLIC - 114

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2023
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$41,718	$8,775	$50,493
Foreign corporate	—	16,875	8,340	25,215
U.S. government and agency	8,963	12,097	—	21,060
RMBS	3	17,616	1,329	18,948
ABS & CLO	—	10,109	1,532	11,641
Municipals	—	6,319	—	6,319
CMBS	—	5,499	335	5,834
Foreign government	—	3,281	14	3,295
Total fixed maturity securities AFS	8,966	113,514	20,325	142,805
Short-term investments	2,745	288	15	3,048
Other investments	76	77	1,317	1,470
Derivative assets: (1)
Interest rate	—	3,489	—	3,489
Foreign currency exchange rate	—	2,486	—	2,486
Credit	—	181	8	189
Equity market	3	332	7	342
Total derivative assets	3	6,488	15	6,506
Embedded derivatives within asset host contracts (4)	—	—	15	15
Market risk benefits	—	—	177	177
Separate account assets (2)	13,945	68,284	968	83,197
Total assets (3)	$25,735	$188,651	$22,832	$237,218
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$1,419	$175	$1,594
Foreign currency exchange rate	—	881	—	881
Credit	—	11	—	11
Equity market	—	411	—	411
Total derivative liabilities	—	2,722	175	2,897
Embedded derivatives within liability host contracts (4)	—	—	(37)	(37)
Market risk benefits	—	—	2,878	2,878
Separate account liabilities (2)	4	4	—	8
Total liabilities	$4	$2,726	$3,016	$5,746
MLIC - 115

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$43,147	$7,943	$51,090
Foreign corporate	—	17,203	6,790	23,993
U.S. government and agency	9,126	13,232	—	22,358
RMBS	4	17,804	1,525	19,333
ABS & CLO	—	10,329	1,507	11,836
Municipals	—	7,464	—	7,464
CMBS	—	5,702	341	6,043
Foreign government	—	3,444	15	3,459
Total fixed maturity securities AFS	9,130	118,325	18,121	145,576
Short-term investments	2,677	35	47	2,759
Other investments	246	212	1,022	1,480
Derivative assets: (1)
Interest rate	—	4,390	—	4,390
Foreign currency exchange rate	—	3,263	—	3,263
Credit	—	47	82	129
Equity market	2	605	7	614
Total derivative assets	2	8,305	89	8,396
Embedded derivatives within asset host contracts (4)	—	—	149	149
Market risk benefits	—	—	174	174
Separate account assets (2)	16,206	72,022	1,013	89,241
Total assets (3)	$28,261	$198,899	$20,615	$247,775
Liabilities
Derivative liabilities: (1)
Interest rate	$1	$1,421	$405	$1,827
Foreign currency exchange rate	—	1,394	—	1,394
Credit	—	11	15	26
Equity market	—	282	—	282
Total derivative liabilities	1	3,108	420	3,529
Embedded derivatives within liability host contracts (4)	—	—	(309)	(309)
Market risk benefits	—	—	3,270	3,270
Separate account liabilities (2)	8	15	18	41
Total liabilities	$9	$3,123	$3,399	$6,531
__________________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.
(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets. Separate account liabilities presented in the tables above represent derivative liabilities.
MLIC - 116

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(3)Total assets included in the fair value hierarchy exclude OLPI that are measured at estimated fair value using the net asset value (“NAV”) per share (or its equivalent) practical expedient. At December 31, 2023 and 2022, the estimated fair value of such investments was $48 million and $61 million, respectively.
(4)Embedded derivatives within asset host contracts are presented within other invested assets on the consolidated balance sheets. Embedded derivatives within liability host contracts are presented within PABs and other liabilities on the consolidated balance sheets.
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based, in large part, on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g., cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.
MLIC - 117

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
U.S. government and agency securities, Municipals and Foreign government securities
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
MLIC - 118

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•
Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings; issuance structures, in addition to those described above for fixed maturities AFS. Other investments also include certain REJV and use the valuation approach and key inputs as described for OLPI below.

Separate account assets and Separate account liabilities (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		•	N/A
	•	quoted prices or reported NAV provided by the fund managers
OLPI
	•	N/A	Valued giving consideration to the underlying holdings of the partnerships and adjusting, if appropriate.
Key Inputs:
			•	liquidity; bid/ask spreads; performance record of the fund manager
			•	other relevant variables that may impact the exit value of the particular partnership interest
__________________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, OLPI, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. With respect to certain OTC-bilateral and OTC-cleared derivatives, management may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MLIC - 119

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The credit risk of both the counterparty and the Company is considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is, in part, due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs:
This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.
Level 3 Valuation Approaches and Key Inputs:
These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit		Equity Market
Inputs common to Level 2 and Level 3 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves	•	swap yield curves
	•	basis curves	•	basis curves	•	credit curves	•	spot equity index levels
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates	•	dividend yield curves
			•	cross currency basis curves			•	equity volatility (1)

Level 3	•	swap yield curves (2)	•	swap yield curves (2)	•	swap yield curves (2)	•	dividend yield curves (2)
	•	basis curves (2)	•	basis curves (2)	•	credit curves (2)	•	equity volatility (1), (2)
	•	repurchase rates	•	cross currency basis curves (2)	•	credit spreads	•	correlation between model inputs (1)
	•	interest rate volatility (1), (2)	•	currency correlation	•	repurchase rates
					•	independent non-binding broker quotations
__________________
(1)Option-based only.
(2)Extrapolation beyond the observable limits of the curve(s).
MLIC - 120

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Embedded Derivatives
Embedded derivatives principally include equity-indexed annuity contracts and investment risk within funds withheld related to certain reinsurance agreements. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance and experience refund related to certain assumed reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the reinsurance liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their underlying host contracts, in other liabilities and other invested assets on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company’s actuarial department. The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.
Market Risk Benefits
See Note 5 for information on the Company’s valuation approaches and key inputs for MRBs.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
MLIC - 121

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2023				December 31, 2022				Impact of Increase in Input on Estimated Fair Value (2)
	Valuation Techniques		Significant Unobservable Inputs		Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	4	-	131	95	—	-	126	89	Increase
	•	Market pricing	•	Quoted prices (4)	—	-	110	93	20	-	107	92	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	—	-	112	93	—	-	106	93	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	78	-	101	94	74	-	101	91	Increase (5)
Derivatives
Interest rate	•	Present value techniques	•	Swap yield (6)	367	-	399	385	372	-	392	381	Increase (7)
Credit	•	Present value techniques	•	Credit spreads (8)	—	-	—	—	84	-	138	101	Decrease (7)
	•	Consensus pricing	•	Offered quotes (9)
Market Risk Benefits
Direct and assumed guaranteed minimum benefits	•	Option pricing techniques	•	Mortality rates:
				Ages 0 - 40	0.01%	-	0.13%	0.05%	0.01%	-	0.08%	0.05%	(10)
				Ages 41 - 60	0.05%	-	0.67%	0.22%	0.05%	-	0.43%	0.20%	(10)
				Ages 61 - 115	0.35%	-	100%	1.23%	0.34%	-	100%	1.44%	(10)
			•	Lapse rates:
				Durations 1 - 10	0.80%	-	20.10%	8.72%	0.50%	-	37.50%	8.96%	Decrease (11)
				Durations 11 - 20	3.10%	-	10.10%	4.34%	0.70%	-	35.75%	6.52%	Decrease (11)
				Durations 21 - 116	0.10%	-	10.10%	4.59%	1.60%	-	35.75%	2.89%	Decrease (11)
			•	Utilization rates	0.20%	-	22%	0.44%	0.20%	-	22%	0.38%	Increase (12)
			•	Withdrawal rates	0.25%	-	7.75%	4.47%	0.25%	-	10%	4.02%	(13)
			•	Long-term equity volatilities	16.37%	-	21.85%	18.55%	16.46%	-	22.01%	18.49%	Increase (14)
			•	Nonperformance risk spread	0.38%	-	0.70%	0.73%	0.34%	-	0.74%	0.75%	Decrease (15)
__________________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives. The weighted average for MRBs is determined based on a combination of account values and experience data.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value. For MRBs, changes to direct and assumed guaranteed minimum benefits are based on liability positions.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
(6)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curves are utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.
MLIC - 122

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(7)Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.
(8)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.
(9)At December 31, 2023 and 2022, independent non-binding broker quotations were used in the determination of less than 1% and 1%, respectively, of the total net derivative estimated fair value.
(10)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs. For contracts that contain only a GMDB, any increase (decrease) in mortality rates result in an increase (decrease) in the estimated fair value of MRBs. Generally, for contracts that contain both a GMDB and a living benefit (e.g., GMIB, GMWB, GMAB), any increase (decrease) in mortality rates result in a decrease (increase) in the estimated fair value of MRBs.
(11)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(12)The utilization rate assumption estimates the percentage of contractholders with GMIBs or a lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract’s withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(13)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the MRB. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.
(14)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the MRBs.
(15)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the MRBs.
All other classes of securities classified within Level 3, including those within Other investments, Separate account assets, and Embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in “— Nonrecurring Fair Value Measurements.”
MLIC - 123

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Short-term Investments
	(In millions)
Balance, January 1, 2022	$14,935	$4,600	$12	$2
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(25)	38	(37)	—
Total realized/unrealized gains (losses) included in AOCI	(3,334)	(356)	6	—
Purchases (3)	3,168	750	—	47
Sales (3)	(1,231)	(795)	(2)	(2)
Issuances (3)	—	—	—	—
Settlements (3)	—	—	—	—
Transfers into Level 3 (4)	1,614	204	45	—
Transfers out of Level 3 (4)	(394)	(1,068)	(9)	—
Balance, December 31, 2022	14,733	3,373	15	47
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(46)	(2)	2	—
Total realized/unrealized gains (losses) included in AOCI	881	44	(3)	1
Purchases (3)	3,402	268	—	15
Sales (3)	(1,673)	(609)	—	(48)
Issuances (3)	—	—	—	—
Settlements (3)	—	—	—	—
Transfers into Level 3 (4)	221	195	—	—
Transfers out of Level 3 (4)	(403)	(73)	—	—
Balance, December 31, 2023	$17,115	$3,196	$14	$15
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$(7)	$41	$—	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$(21)	$32	$(37)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$(24)	$16	$2	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$(731)	$10	$(1)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(3,326)	$(341)	$7	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$844	$24	$(3)	$—
Gains (Losses) Data for the year ended December 31, 2021
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(40)	$45	$—	$—
Total realized/unrealized gains (losses) included in AOCI	$(745)	$8	$(1)	$—
MLIC - 124

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Residential Mortgage Loans - FVO	Other Investments	Net Derivatives (7)	Net Embedded Derivatives (8)	Separate Accounts (9)
	(In millions)
Balance, January 1, 2022	$127	$894	$86	$(1,236)	$1,958
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	(8)	(16)	(140)	1,610	25
Total realized/unrealized gains (losses) included in AOCI	—	—	(547)	—	—
Purchases (3)	—	262	82	—	196
Sales (3)	(108)	(19)	—	—	(1,164)
Issuances (3)	—	—	(3)	—	(2)
Settlements (3)	(11)	—	191	84	4
Transfers into Level 3 (4)	—	3	—	—	1
Transfers out of Level 3 (4)	—	(102)	—	—	(23)
Balance, December 31, 2022	—	1,022	(331)	458	995
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	—	147	(24)	(366)	(27)
Total realized/unrealized gains (losses) included in AOCI	—	—	(5)	—	—
Purchases (3)	—	152	—	—	166
Sales (3)	—	(4)	—	—	(176)
Issuances (3)	—	—	—	—	—
Settlements (3)	—	—	201	(40)	1
Transfers into Level 3 (4)	—	—	—	—	13
Transfers out of Level 3 (4)	—	—	(1)	—	(4)
Balance, December 31, 2023	$—	$1,317	$(160)	$52	$968
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$(10)	$170	$(7)	$330	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$—	$(22)	$(17)	$1,610	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2023: (5)	$—	$150	$(24)	$(366)	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$—	$—	$(128)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$—	$—	$(454)	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2023: (5)	$—	$—	$(5)	$—	$—
Gains (Losses) Data for the year ended December 31, 2021
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$(5)	$183	$(69)	$330	$8
Total realized/unrealized gains (losses) included in AOCI	$—	$—	$(352)	$—	$—
__________________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments and changes in ACL charged to net income (loss) on certain securities are included in net investment gains (losses), while changes in estimated fair value of residential mortgage loans — FVO are included in net investment income. Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
MLIC - 125

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.
(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
(9)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.
Nonrecurring Fair Value Measurements
The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment), using significant unobservable inputs (Level 3).

	December 31,
	2023	2022
	(In millions)
Carrying value after measurement:
Mortgage loans (1)	$295	$222

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Realized gains (losses) net:
Mortgage loans (1)	$(162)	$(13)	$(91)
__________________
(1)Estimated fair values of impaired mortgage loans are based on the underlying collateral or discounted cash flows. See Note 10.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three-level hierarchy table disclosed in the “— Recurring Fair Value Measurements” section. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.
MLIC - 126

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
12. Fair Value (continued)
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2023
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans (1)	$62,584	$—	$—	$59,511	$59,511
Policy loans	$5,671	$—	$—	$6,042	$6,042
Other invested assets	$1,778	$—	$1,794	$—	$1,794
Premiums, reinsurance and other receivables	$14,028	$—	$221	$14,053	$14,274
Liabilities
Policyholder account balances	$87,518	$—	$—	$86,093	$86,093
Long-term debt	$1,886	$—	$1,958	$—	$1,958
Other liabilities	$11,481	$—	$141	$11,333	$11,474
Separate account liabilities	$29,204	$—	$29,204	$—	$29,204

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans (1)	$62,570	$—	$—	$58,858	$58,858
Policy loans	$5,729	$—	$—	$6,143	$6,143
Other invested assets	$1,978	$—	$1,979	$—	$1,979
Premiums, reinsurance and other receivables	$12,036	$—	$454	$11,826	$12,280
Liabilities
Policyholder account balances	$85,957	$—	$—	$83,594	$83,594
Long-term debt	$1,676	$—	$1,758	$—	$1,758
Other liabilities	$12,546	$—	$671	$11,842	$12,513
Separate account liabilities	$38,391	$—	$38,391	$—	$38,391
_________________
(1)Includes mortgage loans measured at estimated fair value on a nonrecurring basis.
MLIC - 127

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Leases
The Company, as lessee, has entered into various lease and sublease agreements primarily for office space. The Company has operating leases and subleases with remaining lease terms of less than one year to seven years.
ROU assets and lease liabilities for operating leases were:

	December 31, 2023	December 31, 2022
	(In millions)
ROU assets	$416	$498
Lease liabilities	$498	$589
Lease Costs
The components of operating lease costs were as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Operating lease cost	$104	$116	$120
Sublease income	(87)	(73)	(91)
Other Information
Supplemental other information related to operating leases was as follows:

	December 31, 2023	December 31, 2022
	(Dollars in millions)
Cash paid for amounts included in the measurement of lease liability - operating cash flows	$114	$124
ROU assets obtained in exchange for new lease liabilities	$3	$4
Weighted-average remaining lease term	6 years	6 years
Weighted-average discount rate	4.0%	4.0%
Maturities of Lease Liabilities
Maturities of operating lease liabilities were as follows:

December 31, 2023
(In millions)
2024	$107
2025	107
2026	104
2027	93
2028	70
Thereafter	88
Total undiscounted cash flows	569
Less: interest	71
Present value of lease liability	$498
See Note 10 for information about the Company’s investments in leased real estate.

MLIC - 128

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term and Short-term Debt
Long-term and short-term debt outstanding was as follows:

							December 31,
	Interest Rates (1)						2023			2022
	Range			Maturity			Face Value	Unamortized Discount and Issuance Costs	Carrying Value	Face Value	Unamortized Discount and Issuance Costs	Carrying Value
							(In millions)
Surplus notes - affiliated	7.38%	-	7.38%	2037			$700	$(7)	$693	$700	$(7)	$693
Surplus notes	7.80%	-	7.88%	2024	-	2025	400	—	400	400	(1)	399
Other notes	2.12%	-	8.43%	2024	-	2038	796	(3)	793	586	(2)	584
Financing lease obligations							1	—	1	—	—	—
Total long-term debt							1,897	(10)	1,887	1,686	(10)	1,676
Total short-term debt							—	—	—	99	—	99
Total							$1,897	$(10)	$1,887	$1,785	$(10)	$1,775
__________________
(1)Range of interest rates are for the year ended December 31, 2023.
The aggregate maturities of long-term debt at December 31, 2023 for the next five years and thereafter are $335 million in 2024, $250 million in 2025, $0 in 2026, $51 million in 2027, $427 million in 2028 and $824 million thereafter.
Financing lease obligations are collateralized and rank highest in priority, followed by other notes. Payments of interest and principal on the Company’s surplus notes, which are subordinate to all other obligations of Metropolitan Life Insurance Company, and are senior to obligations of MetLife, Inc., may be made only with the prior approval of the New York State Department of Financial Services (“NYDFS”).
Other Notes
In March 2023, MoRe borrowed funds from MetLife, Inc. under a term loan agreement, interest on which is payable semi-annually. The terms of the promissory notes are as follows:
•$80 million 5.34% fixed rate due March 2028;
•$80 million 5.68% fixed rate due March 2033; and
•$50 million 6.05% fixed rate due March 2038.
In December 2022 and 2021, MoRe issued to MetLife, Inc. a $60 million 5.23% promissory note and a $35 million 2.12% promissory note, respectively. Both notes are payable semi-annually and mature in December 2024.
Short-term Debt
Short-term debt with maturities of one year or less was as follows:

	December 31,
	2023	2022
	(Dollars in millions)
Commercial paper	$—	$99
Average daily balance	$54	$100
Average days outstanding	80 days	131 days
For the years ended December 31, 2023, 2022 and 2021, the weighted average interest rate on short-term debt was 4.80%, 1.60% and 0.23%, respectively.
MLIC - 129

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
14. Long-term and Short-term Debt (continued)
Interest Expense
Interest expense included in other expenses was $132 million, $104 million and $96 million for the years ended December 31, 2023, 2022 and 2021, respectively. These amounts include $65 million, $53 million and $52 million of interest expense related to affiliated debt for the years ended December 31, 2023, 2022 and 2021, respectively.
Credit Facility
At December 31, 2023, MetLife, Inc. and MetLife Funding, Inc., a wholly-owned subsidiary of Metropolitan Life Insurance Company (“MetLife Funding”), maintained a $3.0 billion unsecured revolving credit facility (the “Credit Facility”). When drawn upon, this facility bears interest at varying rates in accordance with the agreement.
The Credit Facility is used for general corporate purposes, to support the borrowers’ commercial paper programs and for the issuance of letters of credit. The Company’s total fees associated with the Credit Facility were $2 million, $4 million and $7 million for the years ended December 31, 2023, 2022 and 2021, respectively, and were included in other expenses.
Information on the Credit Facility at December 31, 2023 was as follows:

Borrower(s)	Expiration	Maximum Capacity	Letters of Credit Used by the Company (1)	Letters of Credit Used by Affiliates (1)	Drawdowns	Unused Commitments
		(In millions)
MetLife, Inc. and MetLife Funding, Inc.	May 2028 (2)	$3,000	$7	$290	$—	$2,703
__________________
(1)MetLife, Inc. and MetLife Funding are severally liable for their respective obligations under the Credit Facility. MetLife Funding was not an applicant under letters of credit outstanding as of December 31, 2023 and is not responsible for any reimbursement obligations under such letters of credit.
(2)In May 2023, the Credit Facility was amended and restated to, among other things, extend the maturity date. All borrowings under the Credit Facility must be repaid by May 8, 2028, except that letters of credit outstanding on that date may remain outstanding until no later than May 8, 2029.
Debt and Facility Covenants
Certain of the Company’s debt instruments and the Credit Facility contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all applicable financial covenants at December 31, 2023.
15. Equity
Statutory Equity and Income
Metropolitan Life Insurance Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the NYDFS. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the NYDFS may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company.
New York, the state of domicile of Metropolitan Life Insurance Company, imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“ACL RBC”), based on the statutory-based financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“CAL RBC”). The CAL RBC ratios for Metropolitan Life Insurance Company were in excess of 370% and in excess of 340% at December 31, 2023 and 2022, respectively.
MLIC - 130

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
Metropolitan Life Insurance Company’s ancillary foreign insurance operations are regulated by applicable authorities of the jurisdictions in which each entity operates and are subject to minimum capital and solvency requirements in those jurisdictions before corrective action commences. The aggregate required capital and surplus of Metropolitan Life Insurance Company’s foreign insurance operations was $293 million and the aggregate actual regulatory capital and surplus of such operations was $1.5 billion as of the date of the most recently required capital adequacy calculation for each jurisdiction. The Company’s foreign insurance operations exceeded the minimum capital and solvency requirements as of the date of the most recent fiscal year-end capital adequacy calculation for each jurisdiction.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing FPBs using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by Metropolitan Life Insurance Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
New York has adopted certain prescribed accounting practices, primarily consisting of the continuous Commissioners’ Annuity Reserve Valuation Method, which impacts deferred annuities, and the New York Special Considerations Letter, which mandates certain assumptions in asset adequacy testing. The collective impact of these prescribed accounting practices decreased the statutory capital and surplus of Metropolitan Life Insurance Company by $1.4 billion and $1.3 billion at December 31, 2023 and 2022, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $3.4 billion, $2.7 billion and $3.5 billion at December 31, 2023, 2022 and 2021, respectively. Statutory capital and surplus, including the aforementioned prescribed practice, was $11.6 billion and $10.9 billion at December 31, 2023 and 2022, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the NYDFS.
Dividend Restrictions
Under the New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. in any calendar year based on either of two standards. Under one standard, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive unassigned funds (surplus), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, Metropolitan Life Insurance Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, Metropolitan Life Insurance Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “Superintendent”) and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under the New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholder.
Metropolitan Life Insurance Company paid $2.5 billion and $3.5 billion in dividends to MetLife, Inc. for the years ended December 31, 2023 and 2022, respectively, including amounts where regulatory approval was obtained as required. Under
MLIC - 131

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
New York State Insurance Law, Metropolitan Life Insurance Company has calculated that it may pay approximately $3.5 billion to MetLife, Inc. without prior regulatory approval by the end of 2024.
Accumulated Other Comprehensive Income (Loss)
Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Deferred Gains (Losses) on Derivatives	Future Policy Benefits Discount Rate Remeasurement Gains (Losses)	Market Risk Benefits Instrument-Specific Credit Risk Remeasurement Gains(Losses)	Foreign Currency Translation Adjustments	Defined Benefit Plans Adjustment	Total
	(In millions)
Balance at December 31, 2020	$10,384	$1,791	$—	$—	$(53)	$(460)	$11,662
Cumulative effects of changes in accounting principles, net of income tax	6,588	—	(19,596)	21	—	—	(12,987)
Balance at January 1, 2021	16,972	1,791	(19,596)	21	(53)	(460)	(1,325)
OCI before reclassifications	(5,443)	30	5,118	311	9	44	69
Deferred income tax benefit (expense)	1,191	(8)	(1,075)	(65)	(1)	(9)	33
AOCI before reclassifications, net of income tax	12,720	1,813	(15,553)	267	(45)	(425)	(1,223)
Amounts reclassified from AOCI	102	81	—	—	—	38	221
Deferred income tax benefit (expense)	(23)	(22)	—	—	—	(8)	(53)
Amounts reclassified from AOCI, net of income tax	79	59	—	—	—	30	168
Balance at December 31, 2021	12,799	1,872	(15,553)	267	(45)	(395)	(1,055)
OCI before reclassifications	(31,197)	(701)	21,623	(236)	(177)	278	(10,410)
Deferred income tax benefit (expense)	6,556	147	(4,541)	49	35	(58)	2,188
AOCI before reclassifications, net of income tax	(11,842)	1,318	1,529	80	(187)	(175)	(9,277)
Amounts reclassified from AOCI	862	302	—	—	—	47	1,211
Deferred income tax benefit (expense)	(181)	(63)	—	—	—	(10)	(254)
Amounts reclassified from AOCI, net of income tax	681	239	—	—	—	37	957
Balance at December 31, 2022	(11,161)	1,557	1,529	80	(187)	(138)	(8,320)
OCI before reclassifications	4,420	(252)	(2,957)	(59)	56	(44)	1,164
Deferred income tax benefit (expense)	(889)	53	621	12	(12)	9	(206)
AOCI before reclassifications, net of income tax	(7,630)	1,358	(807)	33	(143)	(173)	(7,362)
Amounts reclassified from AOCI	1,421	(826)	—	—	—	10	605
Deferred income tax benefit (expense)	(286)	173	—	—	—	(2)	(115)
Amounts reclassified from AOCI, net of income tax	1,135	(653)	—	—	—	8	490
Balance at December 31, 2023	$(6,495)	$705	$(807)	$33	$(143)	$(165)	$(6,872)
__________________
(1)Primarily unrealized gains (losses) on fixed maturity securities.
MLIC - 132

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
15. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2023	2022	2021
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(1,404)	$(810)	$(67)	Net investment gains (losses)
Net unrealized investment gains (losses)	5	6	(13)	Net investment income
Net unrealized investment gains (losses)	(22)	(58)	(22)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(1,421)	(862)	(102)
Income tax (expense) benefit	286	181	23
Net unrealized investment gains (losses), net of income tax	(1,135)	(681)	(79)
Deferred gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	50	59	57	Net investment income
Interest rate derivatives	87	51	87	Net investment gains (losses)
Foreign currency exchange rate derivatives	4	5	4	Net investment income
Foreign currency exchange rate derivatives	684	(417)	(229)	Net investment gains (losses)
Credit derivatives	1	—	—	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	826	(302)	(81)
Income tax (expense) benefit	(173)	63	22
Gains (losses) on cash flow hedges, net of income tax	653	(239)	(59)
Defined benefit plans adjustment: (1)
Amortization of net actuarial gains (losses)	(12)	(49)	(43)
Amortization of prior service (costs) credit	2	2	5
Amortization of defined benefit plan items, before income tax	(10)	(47)	(38)
Income tax (expense) benefit	2	10	8
Amortization of defined benefit plan items, net of income tax	(8)	(37)	(30)
Total reclassifications, net of income tax	$(490)	$(957)	$(168)
__________________
(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 17.
MLIC - 133

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
16. Other Revenues and Other Expenses
Other Revenues
Information on other revenues, which primarily includes fees related to service contracts from customers, was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Prepaid legal plans	$446	$421	$395
Administrative services-only contracts	250	226	219
Recordkeeping and administrative services (1)	148	166	211
Other revenue from service contracts from customers	43	34	35
Total revenues from service contracts from customers	887	847	860
Other (2)	786	847	756
Total other revenues	$1,673	$1,694	$1,616
__________________
(1) Related to products and businesses no longer actively marketed by the Company.
(2) Primarily includes reinsurance ceded. See Note 8.
Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
General and administrative expenses (1)	$2,799	$2,743	$2,331
Pension, postretirement and postemployment benefit costs	199	116	112
Premium taxes, other taxes, and licenses & fees	377	342	332
Commissions and other variable expenses	2,098	2,290	2,551
Capitalization of DAC	(118)	(189)	(63)
Amortization of DAC and VOBA	298	297	341
Interest expense on debt	132	104	96
Total other expenses	$5,785	$5,703	$5,700
__________________
(1)Includes ($116) million, $52 million and ($113) million for the years ended December 31, 2023, 2022 and 2021, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 7 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 9 for a description of the DAC amortization impact associated with the closed block.
Expenses related to Debt
See Note 14 for additional information on interest expense on debt, including affiliated interest expense.
Affiliated Expenses
See Notes 8 and 21 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
MLIC - 134

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans
Pension Benefit Plans
The Company sponsors a U.S. nonqualified defined benefit pension plan covering MetLife employees who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plan. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits that are primarily based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as interest credits, determined annually based upon the annual rate of interest on 30-year U.S. Treasury securities, for each account balance. In September 2018, the nonqualified defined benefit pension plan was amended, effective January 1, 2023, to provide benefit accruals for all active participants under the cash balance formula and to cease future accruals under the traditional formula. The pension plan sponsored by the Company provides supplemental benefits in excess of limits applicable to a qualified plan which is sponsored by an affiliate.
Obligations and Funded Status

	December 31,
	2023	2022
	Pension Benefits
	(In millions)
Change in benefit obligations:
Benefit obligations at January 1,	$962	$1,274
Service costs	10	15
Interest costs	52	37
Net actuarial (gains) losses (1)	43	(280)
Settlements and curtailments	—	—
Benefits paid	(79)	(84)
Benefit obligations at December 31,	988	962
Change in plan assets:
Estimated fair value of plan assets at January 1,	—	—
Employer contributions	79	84
Benefits paid	(79)	(84)
Estimated fair value of plan assets at December 31,	—	—
Over (under) funded status at December 31,	$(988)	$(962)
Amounts recognized on the consolidated balance sheets:
Other liabilities	$(988)	$(962)
Amount recognized	$(988)	$(962)
AOCI:
Net actuarial (gains) losses	$220	$189
Prior service costs (credit)	(5)	(7)
AOCI, before income tax	$215	$182
Accumulated benefit obligation	$967	$940
__________________
(1)For the years ended December 31, 2023 and 2022, significant sources of actuarial (gains) losses for pension benefits include the impact of changes to the financial assumptions of $32 million and ($291) million, respectively, plan experience of $21 million and $11 million, respectively, and demographic assumptions of ($10) million and $0, respectively.
MLIC - 135

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Information regarding pension plans with PBOs and/or accumulated benefit obligations (“ABO”) in excess of plan assets was as follows at:

	December 31,
	2023	2022	2023	2022
	PBO Exceeds Estimated Fair Value of Plan Assets		ABO Exceeds Estimated Fair Value of Plan Assets
	(In millions)
Projected benefit obligations	$988	$961	$988	$961
Accumulated benefit obligations	$967	$940	$967	$940
Net Periodic Benefit Costs
The components of net periodic benefit costs and benefit obligations recognized in OCI were as follows for pension benefits:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Net periodic benefit costs:
Service costs	$10	$15	$17
Interest costs	52	37	37
Settlement and curtailment (gains) losses	—	—	(3)
Amortization of net actuarial (gains) losses	12	41	43
Amortization of prior service costs (credit)	(2)	(2)	(2)
Total net periodic benefit costs (credit)	72	91	92
Other changes in plan assets and benefit obligations recognized in OCI:
Net actuarial (gains) losses	43	(280)	(42)
Prior service costs (credit)	—	—	—
Settlement and curtailment (gains) losses	—	—	1
Amortization of net actuarial gains (losses)	(12)	(41)	(43)
Amortization of prior service (costs) credit	2	2	2
Total recognized in OCI	33	(319)	(82)
Total recognized in net periodic benefit costs and OCI	$105	$(228)	$10
Assumptions
Assumptions used in determining the benefit obligation for the plan were as follows:

	Pension Benefits
December 31, 2023
Weighted average discount rate	5.25%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
December 31, 2022
Weighted average discount rate	5.60%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
MLIC - 136

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
17. Employee Benefit Plans (continued)
Assumptions used in determining the net periodic benefit cost for the plan were as follows:

	Pension Benefits
Year Ended December 31, 2023
Weighted average discount rate	5.60%
Weighted average interest crediting rate	4.00%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2022
Weighted average discount rate	2.95%
Weighted average interest crediting rate	3.46%
Rate of compensation increase	2.50%	-	8.00%
Year Ended December 31, 2021
Weighted average discount rate	3.01%
Weighted average interest crediting rate	3.24%
Rate of compensation increase	2.50%	-	8.00%
The weighted average discount rate for the plan is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the measurement date, which would provide the necessary future cash flows to pay the aggregate PBO when due.
The weighted average interest crediting rate is determined annually based on the plan selected rate, long-term financial forecasts of that rate and the demographics of the plan participants.
Expected Future Contributions and Benefit Payments
Benefit payments due under the nonqualified pension plan are primarily funded from the Company’s general assets as they become due under the provisions of the plan. The Company expects to make benefit payments of $80 million in 2024.
Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

Pension Benefits
(In millions)
2024	$78
2025	$73
2026	$73
2027	$74
2028	$79
2029-2033	$399

MLIC - 137

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax
The Company’s provision for income tax was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Current:
U.S. federal	$353	$309	$(89)
U.S. state and local	14	11	5
Non-U.S.	14	14	43
Subtotal	381	334	(41)
Deferred:
U.S. federal	(321)	939	576
Non-U.S.	—	—	(6)
Subtotal	(321)	939	570
Provision for income tax expense (benefit)	$60	$1,273	$529
The Company’s income (loss) before income tax expense (benefit) was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Income (loss):
U.S.	$1,176	$6,895	$4,139
Non-U.S.	19	34	105
Total	$1,195	$6,929	$4,244
The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Tax provision at U.S. statutory rate	$251	$1,455	$891
Tax effect of:
Dividend received deduction	(17)	(19)	(39)
Tax-exempt income	(28)	7	(27)
Prior year tax	8	22	(13)
Low income housing tax credits	(116)	(143)	(178)
Other tax credits	(30)	(36)	(38)
Foreign tax rate differential	1	(10)	(7)
Other, net (1)	(9)	(3)	(60)
Provision for income tax expense (benefit)	$60	$1,273	$529
__________________
(1)For the year ended December 31, 2021, Other, net primarily includes a tax benefit of $53 million related to a non-cash transfer of assets from a wholly-owned United Kingdom subsidiary to Metropolitan Life Insurance Company.
MLIC - 138

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2023	2022
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$1,591	$772
Net operating loss carryforwards (1)	76	72
Employee benefits	473	457
Tax credit carryforwards	—	508
Litigation-related and government mandated	83	74
Net unrealized investment losses	1,741	2,699
Other	204	76
Total gross deferred income tax assets	4,168	4,658
Less: Valuation allowance	75	71
Total net deferred income tax assets	4,093	4,587
Deferred income tax liabilities:
Investments, including derivatives	1,005	1,441
Intangibles	20	23
DAC	146	203
Total deferred income tax liabilities	1,171	1,667
Net deferred income tax asset (liability)	$2,922	$2,920
__________________
(1)The Company has recorded a deferred tax asset of $76 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2023. U.S. state net operating loss carryforwards will expire between 2024 and 2042, whereas other jurisdictions have an unlimited carryforward period.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due from MetLife, Inc. included $57 million and $52 million at December 31, 2023 and 2022, respectively.
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”) and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2017.
In 2022, the IRS began a federal income tax audit of MetLife, Inc. and subsidiaries for tax years 2017-2019. The audit is ongoing and to date, no material issues have been raised and no adjustments have been proposed.
In 2021, the Company filed amended federal income tax returns with the IRS for MetLife, Inc. and subsidiaries for tax years 2014 through 2016. In 2022, the IRS reviewed and acknowledged acceptance of the 2014 through 2016 amended federal income tax returns and closed the years to further audit.
MLIC - 139

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
18. Income Tax (continued)
The Company’s overall liability for unrecognized tax benefits may increase or decrease in the next 12 months. For example, U.S. federal tax legislation and regulation could impact unrecognized tax benefits. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate for a particular future period.
A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2023	2022	2021
	(In millions)
Balance at January 1,	$37	$23	$35
Additions for tax positions of prior years	—	24	—
Reductions for tax positions of prior years (1)	—	(12)	(14)
Additions for tax positions of current year	2	2	2
Balance at December 31,	$39	$37	$23
Unrecognized tax benefits that, if recognized, would impact the effective rate	$39	$37	$23
__________________
(1)The decreases in 2022 and 2021 are primarily related to non-cash benefits from tax audit settlements.
The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses.
MLIC - 140

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees
Contingencies
Litigation
The Company is a defendant in a large number of litigation matters. Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed below and those otherwise provided for in the Company’s consolidated financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, mortgage lending bank, employer, investor, investment advisor, broker-dealer, and taxpayer.
The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority, as well as from local and national regulators and government authorities in jurisdictions outside the United States where the Company conducts business. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company’s compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. In certain circumstances where liabilities have been established there may be coverage under one or more corporate insurance policies, pursuant to which there may be an insurance recovery. Insurance recoveries are recognized as gains when any contingencies relating to the insurance claim have been resolved, which is the earlier of when the gains are realized or realizable. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be reasonably estimated at December 31, 2023. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company’s financial position. Given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s consolidated net income or cash flows in particular quarterly or annual periods.
Matters as to Which an Estimate Can Be Made
For some matters, the Company is able to estimate a reasonably possible range of loss. For matters where a loss is believed to be reasonably possible, but not probable, the Company has not made an accrual. As of December 31, 2023, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $125 million.
Matters as to Which an Estimate Cannot Be Made
For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.
MLIC - 141

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Asbestos-Related Claims
Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing or selling asbestos-containing products, nor has Metropolitan Life Insurance Company issued liability or workers’ compensation insurance to companies in the business of manufacturing or selling asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company’s employees during the period from the 1920s through approximately the 1950s and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company.
Metropolitan Life Insurance Company’s defenses include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company’s conduct was not the cause of the plaintiffs’ injuries; and (iv) plaintiffs’ exposure occurred after the dangers of asbestos were known. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company’s motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.
The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

	December 31,
	2023	2022	2021
	(In millions, except number of claims)
Asbestos personal injury claims at year end	57,488	58,073	58,785
Number of new claims during the year	2,565	2,610	2,824
Settlement payments during the year (1)	$50.6	$50.5	$53.0
__________________
(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company’s attorneys’ fees and expenses.
The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.
The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.
MLIC - 142

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company’s judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company’s total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary, but management does not believe any such charges are likely to have a material effect on the Company’s financial position.
The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company’s recorded asbestos liability covers pending claims, claims not yet asserted, and legal defense costs and is based on estimates and includes significant assumptions underlying its analysis.
Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its recorded liability for asbestos-related claims. The frequency of severe claims relating to asbestos has not declined as expected, and MLIC has reflected this in its provisions. Accordingly, MLIC increased its recorded liability for asbestos-related claims to $364 million at December 31, 2023. The recorded liability was $320 million at December 31, 2022.
Total Asset Recovery Services, LLC. v. MetLife, Inc., et al. (Supreme Court of the State of New York, County of New York, filed December 27, 2017)
Total Asset Recovery Services (the “Relator”) brought an action under the qui tam provision of the New York False Claims Act (the “Act”) on behalf of itself and the State of New York. The Relator originally filed this action under seal in 2010, and the complaint was unsealed on December 19, 2017. The Relator alleges that MetLife, Inc., Metropolitan Life Insurance Company, and several other insurance companies violated the Act by filing false unclaimed property reports with the State of New York from 1986 to 2017, to avoid having to escheat the proceeds of more than 25,000 life insurance policies, including policies for which the defendants escheated funds as part of their demutualizations in the late 1990s. The Relator seeks treble damages and other relief. The Appellate Division of the New York State Supreme Court, First Department, reversed the court’s order granting MetLife, Inc. and Metropolitan Life Insurance Company’s motion to dismiss and remanded the case to the trial court where the Relator has filed an amended complaint. The Company intends to defend the action vigorously.
Matters Related to Group Annuity Benefits
In 2018, the Company announced that it identified a material weakness in its internal control over financial reporting related to the practices and procedures for estimating reserves for certain group annuity benefits. Several regulators have made inquiries into the issue and it is possible that other jurisdictions may pursue similar investigations or inquiries. The Company could be exposed to lawsuits and additional legal actions relating to the issue. These may result in payments, including damages, fines, penalties, interest and other amounts assessed or awarded by courts or regulatory authorities under applicable escheat, tax, securities, Employee Retirement Income Security Act of 1974, or other laws or regulations. The Company could incur significant costs in connection with these actions.
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.3 billion and $2.7 billion at December 31, 2023 and 2022, respectively.
Commitments to Fund Partnership Investments, Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments
The Company commits to fund partnership investments and to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $4.4 billion and $4.8 billion at December 31, 2023 and 2022, respectively.
MLIC - 143

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
19. Contingencies, Commitments and Guarantees (continued)
Guarantees
In the normal course of its business, the Company has provided certain indemnities and guarantees to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $208 million, with a cumulative maximum of $306 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities or guarantees.
In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.
The Company’s recorded liabilities were $2 million at both December 31, 2023 and 2022, for indemnities and guarantees.
MLIC - 144

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
20. Quarterly Results of Operations (Unaudited)
The unaudited quarterly results of operations for 2023 and 2022 are summarized in the table below:

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	(In millions)
2023
Total revenues	$8,717	$8,776	$9,324	$9,532
Total expenses	$8,912	$8,188	$7,634	$10,420
Net income (loss)	$(91)	$510	$1,379	$(663)
Less: Net income (loss) attributable to noncontrolling interests	$(2)	$43	$—	$—
Net income (loss) attributable to Metropolitan Life Insurance Company	$(89)	$467	$1,379	$(663)
2022
Total revenues	$9,517	$9,448	$17,646	$8,836
Total expenses	$7,232	$7,379	$15,793	$8,114
Net income (loss)	$1,882	$1,684	$1,510	$580
Less: Net income (loss) attributable to noncontrolling interests	$—	$2	$2	$24
Net income (loss) attributable to Metropolitan Life Insurance Company	$1,882	$1,682	$1,508	$556
21. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $3.0 billion, $2.7 billion and $2.5 billion for the years ended December 31, 2023, 2022 and 2021, respectively. Total revenues received from affiliates related to these agreements were $52 million, $48 million and $40 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $56 million and $188 million at December 31, 2023 and 2022, respectively.
See Notes 1, 8, 10, 14 and 15 for additional information on related party transactions.
MLIC - 145

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule I
Consolidated Summary of Investments —
Other Than Investments in Related Parties (1)
December 31, 2023
(In millions)

Types of Investments	Cost or Amortized Cost (2)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities AFS:
Bonds:
U.S. government and agency	$23,100	$21,060	$21,060
Public utilities	5,569	5,385	5,385
Municipals	6,429	6,319	6,319
Foreign government	3,416	3,295	3,295
All other corporate bonds	73,720	69,596	69,596
Total bonds	112,234	105,655	105,655
Mortgage-backed, asset-backed and collateralized loan obligations securities	39,136	36,423	36,423
Redeemable preferred stock	710	727	727
Total fixed maturity securities AFS	152,080	142,805	142,805
Mortgage loans	63,093		62,584
Policy loans	5,671		5,671
Real estate and real estate joint ventures	8,500		8,500
Real estate acquired in satisfaction of debt	190		190
Other limited partnership interests	7,765		7,765
Short-term investments	3,008		3,048
Other invested assets	17,054		17,040
Total investments	$257,361		$247,603
______________
(1)Includes investments in related parties of $4.1 billion; see Notes 8, 10 and 11 of the Notes to Consolidated Financial Statements for further information.
(2)Amortized cost for fixed maturity securities AFS, mortgage loans, policy loans and short-term investments represents original cost reduced by repayments and adjusted for amortization of premium or accretion of discount; for real estate, cost represents original cost reduced by impairments and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments and adjusted for equity in earnings and distributions.
MLIC - 146

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information
December 31, 2023 and 2022
(In millions)

Segment	DAC and VOBA	Future Policy Benefits, Other Policy-Related Balances and Policyholder Dividend Obligation	Policyholder Account Balances	Market Risk Benefits (Assets) Liabilities (1)	Policyholder Dividends Payable	Unearned Premiums (2), (3)	Unearned Revenue (2)
2023
Group Benefits (4)	$255	$17,547	$7,605	$—	$—	$359	$—
RIS (4)	169	54,367	69,758	(1)	—	—	16
MetLife Holdings	2,723	65,434	17,598	2,702	233	152	5
Corporate & Other	158	123	8,933	—	—	—	—
Total	$3,305	$137,471	$103,894	$2,701	$233	$511	$21
2022
Group Benefits (4)	$263	$16,727	$7,954	$—	$—	$298	$—
RIS (4)	154	53,116	69,545	25	—	2	18
MetLife Holdings	3,220	64,871	19,828	3,071	240	155	227
Corporate & Other	120	131	6,080	—	—	—	—
Total	$3,757	$134,845	$103,407	$3,096	$240	$455	$245
_____________
(1)MRBs assets and liabilities are presented net.
(2)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.
(3)Includes premiums received in advance.
(4)See Note 2 for information on the reorganization of the Company’s segments.
MLIC - 147

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule III
Consolidated Supplementary Insurance Information — (continued)
Years Ended December 31, 2023, 2022 and 2021
(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income	Policyholder Benefits and Claims, Policyholder Liability Remeasurement (Gains) Losses and Interest Credited to Policyholder Account Balances	Market Risk Benefit Remeasurement (Gains) Losses	Amortization of DAC and VOBA Charged to Other Expenses	Other Expenses (1)
2023
Group Benefits (2)	$21,472	$1,127	$18,143	$—	$26	$3,302
RIS (2)	2,039	6,111	6,527	(34)	31	527
MetLife Holdings	2,865	3,757	4,617	(669)	224	1,278
Corporate & Other	6	211	315	—	17	850
Total	$26,382	$11,206	$29,602	$(703)	$298	$5,957
2022
Group Benefits (2)	$21,124	$1,076	$18,307	$—	$26	$3,056
RIS (2)	8,692	4,980	12,353	(290)	28	347
MetLife Holdings	3,190	4,132	4,904	(3,089)	237	1,372
Corporate & Other	—	(66)	67	—	6	1,194
Total	$33,006	$10,122	$35,631	$(3,379)	$297	$5,969
2021
Group Benefits (2)	$20,468	$1,105	$18,943	$—	$26	$2,799
RIS (2)	4,095	5,855	7,222	117	29	412
MetLife Holdings	3,499	5,496	5,104	(875)	286	1,579
Corporate & Other	—	30	—	—	—	1,301
Total	$28,062	$12,486	$31,269	$(758)	$341	$6,091
_____________
(1)Includes other expenses and policyholder dividends, excluding amortization of DAC and VOBA charged to other expenses.
(2)See Note 2 for information on the reorganization of the Company’s segments.
MLIC - 148

Metropolitan Life Insurance Company
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Schedule IV
Consolidated Reinsurance
December 31, 2023, 2022 and 2021
(Dollars in millions)

	Gross Amount	Ceded (1)	Assumed (1)	Net Amount	% Amount Assumed to Net
2023
Life insurance in-force	$4,276,976	$160,983	$660,504	$4,776,497	13.8%
Insurance premium
Life insurance (2)	$14,418	$704	$807	$14,521	5.6%
Accident & health insurance	10,609	452	40	10,197	0.4%
Total insurance premium	$25,027	$1,156	$847	$24,718	3.4%
2022
Life insurance in-force	$4,074,989	$149,129	$538,168	$4,464,028	12.1%
Insurance premium
Life insurance (2)	$21,248	$769	$830	$21,309	3.9%
Accident & health insurance	10,017	179	42	9,880	0.4%
Total insurance premium	$31,265	$948	$872	$31,189	2.8%
2021
Life insurance in-force	$3,991,763	$164,834	$546,176	$4,373,105	12.5%
Insurance premium
Life insurance (2)	$13,628	$792	$4,080	$16,916	24.1%
Accident & health insurance	9,377	146	41	9,272	0.4%
Total insurance premium	$23,005	$938	$4,121	$26,188	15.7%
______________
(1)    For the year ended December 31, 2023, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.1 billion and $338 million, respectively, and life insurance premiums of $372 million and ($19) million, respectively. For the year ended December 31, 2022, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $12.7 billion and $2.0 billion, respectively, and life insurance premiums of $139 million and $7 million, respectively. For the year ended December 31, 2021, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $13.7 billion and $1.9 billion, respectively, and life insurance premiums of $114 million and $3.2 billion, respectively.
(2)    Includes annuities with life contingencies.
MLIC - 149